SOLD THROUGH: BANC OF AMERICA INVESTMENT SERVICES, INC.(TM) AND ITS SUBSIDIARIES AND AGENCIES

NATIONS VARIABLE ANNUITY
AND NATIONS OUTLOOK VARIABLE ANNUITY
A TAX-DEFERRED VARIABLE ANNUITY

SEMI-ANNUAL REPORT

JUNE 30, 2001

ISSUED BY: HARTFORD LIFE INSURANCE COMPANY

[LOGO]

- ANNUITIES ARE INSURANCE PRODUCTS AND ARE NOT INSURED BY THE FDIC OR ANY OTHER FEDERAL GOVERNMENT AGENCY.

                                                                       [GRAPHIC]

- ANNUITIES ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, AND ARE NOT UNDERWRITTEN OR GUARANTEED BY, BANK OF AMERICA CORPORATION OR ANY OF ITS AFFILIATES.

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     PRINCIPAL. THE MARKET VALUE OF THE INVESTMENT MAY FLUCTUATE, CAUSING
     POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

                                                                       [GRAPHIC]

- ANNUITIES ARE UNRELATED TO, AND NOT A CONDITION OF, THE PROVISION OR TERM OF ANY BANKING SERVICE OR ACTIVITY.

- ANNUITIES ARE AVAILABLE THROUGH OTHER LICENSED BROKERS OR AGENTS AND NEED NOT BE PURCHASED FROM BANK OF AMERICA CORPORATION, ITS SUBSIDIARIES OR AFFILIATES, OR ANY PARTICULAR UNAFFILIATED THIRD PARTY.

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     PROVIDE BENEFITS UNDER ANY ANNUITY CONTRACT OR GUARANTEE THE PERFORMANCE BY
     THE INSURER ISSUING THE ANNUITY.



Neither Hartford Life Insurance Company, Banc of America Investment Services, Inc., nor their agents or affiliates provide financial, tax, legal or accounting advice.

Purchase of a variable annuity through a tax-advantaged retirement plan, such as an IRA, results in no additional tax advantage from the variable annuity. Under these circumstances, purchase of a variable annuity should be considered only if it makes sense because of the annuity's other features such as lifetime income payments and death benefit protection.

We recommend that you consult with your professional advisers in these areas before taking action.

Annuity products are offered through: Banc of America Investment Services, Inc. in AZ, AR, CA, FL, GA, ID, IL, IA, KS, MO, NC, OR, SC, TN, VA, and WA; Banc of America Agency, LLC in DC and MD; Banc of America Agency of Nevada, Inc. in NV; BA Agency, Inc. in NM; Banc of America Agency of Texas, Inc. in TX; and IFMG of Oklahoma, Inc. in OK.

HARTFORD SMALL COMPANY HLS FUND

HOW DID THE FUND PERFORM?

Hartford Small Company HLS Fund returned -11.0% for the six-month period ending June 30, 2001, under-performing the Lipper Small Cap VA-UF Average which provided a return of 1.3%, and the Russell 2000 Index which provided a return of 6.9% for the same period.

WHY DID THE FUND PERFORM THIS WAY?

Although the Fund was underweight in Technology relative to its investment benchmark, we did not escape the general correction in tech stocks that occurred during the period. The Technology sector, as measured by the Goldman Sachs Technology Index, was down -16.9% through the first six months of the year. Under-performance by the Fund, particularly in the first few months of the period, was driven primarily by tech holdings, such as AEROFLEX (optical components), ACTUATE (business reporting software) and MANUGISTICS (supply chain software). Holdings in other sectors were disappointing during the latter half of the period. Examples of these holdings include Atlas Air (industrials), CAPSTONE TURBINE (industrials) and CALLAWAY GOLF (consumer discretionary). Further, the Fund was underweight in the Health Care sector, which provided positive returns in the second half of the period.

WHAT IS YOUR INVESTMENT OUTLOOK FOR THE REMAINDER OF 2001?

We believe cyclical stocks will benefit from a rebound in the economy in 2002, and as a result we will continue to emphasize Industrial holdings. In addition, we believe a tech rebound will take longer than some investors anticipate, and perhaps another 2 to 3 quarters will pass before we see improvement. We therefore continue to be highly selective among holdings in the Technology sector.

PORTFOLIO MANAGER

STEVEN C. ANGELI, CFA             [PHOTO]

Senior Vice President and Partner
Wellington Management
  Company, LLP

PERFORMANCE OVERVIEW

               SMALL CO        RUSSELL 2000
 ----------------------------------------------
   8/9/96      $10,000           $10,000
 12/31/96      $10,708           $11,148
 12/31/97      $12,653           $13,641
 12/31/98      $14,097           $13,293
 12/31/99      $23,338           $16,119
 12/31/00      $20,237           $15,632
  6/30/01      $18,009           $16,717

8/9/96 - 6/30/01

GROWTH OF A $10,000 INVESTMENT

RETURNS as of 6/30/01

                             1 YEAR    SINCE INCEPTION*
                             ------    ---------------
  SMALL CO. IB               -25.47%        12.77%

  RUSSELL 2000                 0.66%        11.07%

*Annualized Returns. Inception date is August 9, 1996.

THE CHART REPRESENTS A HYPOTHETICAL INVESTMENT IN THE HARTFORD SMALL COMPANY HLS FUND CLASS IB SHARES. (THE ANNUALIZED RETURNS INCLUDE THE FUND LEVEL EXPENSES, BUT EXCLUDE THE INSURANCE CHARGES).

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE VALUE OF THE CONTRACT WILL FLUCTUATE SO THAT WHEN REDEEMED, IT MAY BE WORTH MORE OR LESS THAN THE ORIGINAL INVESTMENT.

HARTFORD CAPITAL APPRECIATION HLS FUND

HOW DID THE FUND PERFORM?

Hartford Capital Appreciation HLS Fund returned 1.4% for the six-month period ending June 30, 2001. The Fund's return exceeded the -6.70% return for the S&P 500 Index, and that of the Lipper VA-UF Capital Appreciation Average, which returned -10.7% for the same time period.

WHY DID THE FUND PERFORM THIS WAY?

The Fund's outperformance resulted from strong stock selection though a diverse group of companies within several macroeconomic sectors: AOL TIME WARNER (Media), MICROSOFT (Software and Services), CSX (Transportation), STAPLES (Retail), GILEAD SCIENCES (Health Care) and AT&T (Telecommunications Services). The Fund continues to be underweight in Finance securities relative to the index. The Fund remains significantly overweight in the Industrial sector, where names include NORTHROP GRUMMAN, Waste Management, FOSTER WHEELER and PRECISION CASTPARTS. Detractors from Fund's performance for the first half of the year included Immunex (Biotechnology), EXODUS COMMUNICATIONS (Software and Services), and NTL INCORPORATED (Telecommunication Services).

WHAT IS YOUR INVESTMENT OUTLOOK FOR THE REMAINDER OF 2001?

Our overall strategy for the Fund remains dual faceted: an emphasis on smaller companies with dynamic earnings growth prospects, and an opportunistic trading approach to larger-cap stocks where we typically see a catalyst for outperformance. We will continue to roam off the beaten path where we believe the most upside potential resides. This approach, if executed well, should provide positive absolute and relative results over a reasonable time frame. We cannot predict the course of the overall market from here but believe that the valuation parameters of the Fund itself are compelling.

PORTFOLIO MANAGER

SAUL J. PANNELL, CFA             [PHOTO]

Senior Vice President
  and Partner
Wellington Management
  Company, LLP

PERFORMANCE OVERVIEW

              CAP APP       S&P 500
-------------------------------------
 12/31/90     $10,000       $10,000
 12/31/91     $15,379       $13,040
 12/31/92     $17,961       $14,032
 12/31/93     $21,658       $15,444
 12/31/94     $22,160       $15,646
 12/31/95     $28,812       $21,518
 12/31/96     $34,713       $26,457
 12/31/97     $42,392       $35,282
 12/31/98     $48,865       $45,421
 12/31/99     $67,048       $54,978
 12/31/00     $75,783       $49,978
  6/30/01     $76,836       $46,629

12/31/90 - 6/30/01
GROWTH OF A $10,000 INVESTMENT.

RETURNS as of 6/30/01

               1 YEAR         5 YEAR*     10 YEAR*
               ------         -------     --------
CAP APP IB     1.74%          19.11%       19.90%
S&P 500      -14.83%          14.47%       15.10%

*Annualized Returns. Inception date is April 2, 1984.

THE CHART REPRESENTS A HYPOTHETICAL INVESTMENT IN THE HARTFORD CAPITAL APPRECIATION HLS FUND CLASS IB SHARES. (THE ANNUALIZED RETURNS INCLUDE THE FUND LEVEL EXPENSES, BUT EXCLUDE THE INSURANCE CHARGES).

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE VALUE OF THE CONTRACT WILL FLUCTUATE SO THAT WHEN REDEEMED, IT MAY BE WORTH MORE OR LESS THAN THE ORIGINAL INVESTMENT.

HARTFORD INTERNATIONAL OPPORTUNITIES HLS FUND

HOW DID THE FUND PERFORM?

Hartford International Opportunities HLS Fund returned -14.0% for the six-month period ended June 30, 2001. The Fund underperformed the MSCI EAFE GDP Net benchmark, but outperformed its peer group for the period. The MSCI EAFE GDP Net Index returned -13.25%, and the Lipper Variable Annuity International Average returned -14.3% over the past six months.

WHY DID THE FUND PERFORM THIS WAY?

On balance, country allocation was roughly neutral for the period. Although the Fund's European and developed-Asia emphasis detracted from performance, its overweight in emerging markets, particularly Korea and Mexico, produced positive gains that served to help neutralize the negative results from the aforementioned allocations.

The Fund's performance trailed that of the benchmark due primarily to its sector bets in the two worst performing sectors--Telecommunications and Technology. However, the Fund's strong stock selection helped to counteract the negative effect of overweights in these deteriorating sectors as stock picks in the Financials, Industrials and Materials, Technology and Telecommunications sectors all contributed meaningfully to the Fund's performance. In fact, the Consumer Discretionary sector was the only major area where the stock selection detracted meaningfully from Fund performance. The Fund's extensive success in picking stocks was likely a major contributor to its outperformance relative to the competitive peer groups.

WHAT IS YOUR INVESTMENT OUTLOOK FOR THE REMAINDER OF 2001?

Markets have been trading in a volatile pattern, and "visibility" regarding future business activity remains poor across the globe. Although we have seen some signs that the U.S. economy may be approaching a bottom for this cycle, non-U.S. economies appear to be lagging the U.S. by several months. Currently, in Europe, we are concerned that the economy is decelerating amidst sharply curtailed industrial production and slowing employment growth. However, in the near-term, we believe that cheap currencies and recent, relative underperformance make the European region attractive, most notably the U.K. The Japanese economy is likely heading into a period of substantial economic uncertainty, and looks unlikely to grow significantly while undergoing much needed restructuring. Continental Europe, with a competitive currency and a limited overhang from the recent bubble, remains attractive as it should recover quickly once the cycle comes back. In Asia Ex-Japan, we favor the emerging markets, especially Korea and Taiwan.

PORTFOLIO MANAGER

TROND SKRAMSTAD             [PHOTO]

Senior Vice President
  and Partner
Wellington Management
  Company, LLP

PERFORMANCE OVERVIEW

            INTL OPP        EAFE-GDP
-------------------------------------
12/31/90     $10,000         $10,000
12/31/91     $11,280         $11,073
12/31/92     $10,761         $10,004
12/31/93     $14,365         $13,362
12/31/94     $14,060         $14,406
12/31/95     $15,991         $16,013
12/31/96     $18,027         $17,235
12/31/97     $18,055         $18,229
12/31/98     $20,395         $23,099
12/31/99     $28,472         $30,264
12/31/00     $23,558         $25,556
 6/30/01     $20,239         $22,170

12/31/90 - 6/30/01
GROWTH OF A $10,000 INVESTMENT.

RETURNS as of 6/30/01

                    1 YEAR     5 YEAR*    10 YEAR*
                    ------     -------    --------
INT'L. OPP. IB     -24.58%      3.27%       7.11%
MSCI EAFE GDP**    -24.13%      5.61%       8.28%

*Annualized Returns. Inception date is July 2, 1990.

THE CHART REPRESENTS A HYPOTHETICAL INVESTMENT IN THE HARTFORD INTERNATIONAL OPPORTUNITIES HLS FUND CLASS IB SHARES. (THE ANNUALIZED RETURNS INCLUDE THE FUND LEVEL EXPENSES, BUT EXCLUDE THE INSURANCE CHARGES).

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE VALUE OF THE CONTRACT WILL FLUCTUATE SO THAT WHEN REDEEMED, IT MAY BE WORTH MORE OR LESS THAN THE ORIGINAL INVESTMENT.

** THE MORGAN STANLEY EUROPE AUSTRALIA FAR EAST GDP-NET INDEX.

HARTFORD STOCK HLS FUND

HOW DID THE FUND PERFORM?

Hartford Stock HLS Fund returned -7.9% for the six-month period ending June 30, 2001. The Fund outperformed the Lipper VA-UF Gross Average, which returned -10.5%, but underperformed the S&P 500 Index, which returned -6.7% for the same time period.

WHY DID THE FUND PERFORM THIS WAY?

The first six months of the year were challenging for the equity market as it experienced a tug of war between falling earnings estimates and falling interest rates. While equities managed to rally in the second quarter, they did not make up for the ground lost in the first quarter. Many of the Fund's top contributors for the first half of the year were found in the Information Technology sector, MICROSOFT, IBM, DELL and ORACLE all contributed positively to overall performance. Media companies also performed well, with AOL TIME WARNER and AT&T LIBERTY MEDIA both posting positive returns. Other top contributors for the period included Franklin Resources and CITIGROUP in the Financials sector. The most significant detractors from performance were found in the Information Technology sector, as CISCO, EMC CORPORATION, and TELLABS all fell significantly during the period. The Fund suffered in part due to overweight positions in the Health Care and Financials sectors, as well as the Fund's underweight towards the end of the period in Consumer Cyclicals. The Fund's large cap bias also hurt performance as investors favored smaller companies, which could feel the impact of an anticipated resurgence in economic growth more quickly. During the second quarter, we continued to move away from Consumer Staples towards more cyclical sectors of the market in anticipation of further Fed rate cuts and an eventual recovery in economic activity.

WHAT IS YOUR INVESTMENT OUTLOOK FOR THE REMAINDER OF 2001?

While the last six months have been challenging, we continue to feel that the Portfolio is well positioned to respond to the environment that we envision over the next 6-12 months. By the end of the year there should be signs of better economic conditions due to aggressive Fed easing, a tax cut and falling energy prices. This should lead to improved equity market performance overall, and better relative performance by a Portfolio which has an overweight position in Technology, Industrials, Financials and Energy.

PORTFOLIO MANAGER

RAND L. ALEXANDER, CFA             [PHOTO]

Senior Vice President
  and Partner
Wellington Management
Company, LLP

PERFORMANCE OVERVIEW

              STOCK          S&P 500
-------------------------------------
 12/31/90     $10,000        $10,000
 12/31/91     $12,440        $13,040
 12/31/92     $13,667        $14,032
 12/31/93     $15,598        $15,444
 12/31/94     $15,275        $15,646
 12/31/95     $20,445        $21,518
 12/31/96     $25,381        $26,457
 12/31/97     $33,284        $35,282
 12/31/98     $44,345        $45,421
 12/31/99     $53,023        $54,978
 12/31/00     $49,204        $49,978
  6/30/01     $45,302        $46,629

12/31/90 - 6/30/01

GROWTH OF A $10,000 INVESTMENT

RETURNS as of 6/30/01

                    1 YEAR     5 YEAR*    10 YEAR*
                    ------     -------    -------
STOCK IB           -13.65%     14.68%      14.76%
S&P 500            -14.83%     14.47%      15.10%

*Annualized Returns. Inception date is August 31, 1977.

THE CHART REPRESENTS A HYPOTHETICAL INVESTMENT IN THE HARTFORD STOCK HLS FUND CLASS IB SHARES. (THE ANNUALIZED RETURNS INCLUDE THE FUND LEVEL EXPENSES, BUT EXCLUDE THE INSURANCE CHARGES).

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE VALUE OF THE CONTRACT WILL FLUCTUATE SO THAT WHEN REDEEMED, IT MAY BE WORTH MORE OR LESS THAN THE ORIGINAL INVESTMENT.

HARTFORD DIVIDEND AND GROWTH HLS FUND

HOW DID THE FUND PERFORM?

Hartford Dividend and Growth HLS Fund returned -1.5% for the six months ending June 30, 2001. During this period the Fund outperformed both its investment benchmark, the S&P 500 Index, and its competitive peer group, the Lipper Equity Income VA-UF Average, which returned -6.7% and -1.8%, respectively.

WHY DID THE FUND PERFORM THIS WAY?

In line with our dividend-oriented value style, the Fund was underweight in the information technology sector throughout the period. This was a benefit early in the period given the volatility within this sector, although in the second quarter this positioning was a source of relative underperformance versus the overall market as many Information Technology names rebounded. The Financials sector, which was the largest sector in the Fund during much of the period, was a strong contributor to performance. Within this sector, Washington Mutual was among the best performers, in the latter half of the period. The company completed several acquisitions and announced plans to acquire Fleet Mortgage, making Washington Mutual the second largest residential mortgage loan servicer. We believe that these acquisitions will increase profits, scale and diversification for the large savings & loan company. Another positive contributor was Citigroup, which posted strong returns as the banking sector benefited from continued Federal Reserve rate cuts and a steepening yield curve.

WHAT IS YOUR INVESTMENT OUTLOOK FOR THE REMAINDER OF 2001?

Going forward, we expect the slowdown in the U.S. economy to reverse course later this year or early next year as lower short-term interest rates, declining inflation and impending tax rebates have a positive effect. In this environment the Fund should benefit given its value orientation, as value tends to do well in periods of economic re-acceleration. The Fund will continue to remain well diversified across major industry sectors, with a growing emphasis on more cyclically sensitive sectors such as Industrials and Materials, in the near term.

PORTFOLIO MANAGER

LAURIE A. GABRIEL, CFA             [PHOTO]

Senior Vice President
 and Managing Partner
Wellington Management
Company, LLP

PERFORMANCE OVERVIEW

             DIV GROW       S&P 500
--------------------------------------
   3/9/94     $10,000        $10,000
 12/31/94     $10,181        $10,062
 12/31/95     $13,859        $13,843
 12/31/96     $17,004        $17,022
 12/31/97     $22,386        $22,700
 12/31/98     $26,015        $29,188
 12/31/99     $27,347        $35,329
 12/31/00     $30,288        $32,114
  6/30/01     $29,834        $29,962

3/9/94 - 6/30/01

GROWTH OF A $10,000 INVESTMENT.

RETURNS as of 6/30/01

                                              SINCE*
                     1 YEAR     5 YEAR*     INCEPTION
                     ------     -------     ---------
DIV. AND GROW. IB    10.86%     14.24%       16.12%
S&P 500             -14.83%     14.47%       16.18%

* Annualized Returns.  Inception date is March 9, 1994.

THE CHART REPRESENTS A HYPOTHETICAL INVESTMENT IN THE HARTFORD DIVIDEND AND GROWTH HLS FUND CLASS IB SHARES. (THE ANNUALIZED RETURNS INCLUDE THE FUND LEVEL EXPENSES, BUT EXCLUDE THE INSURANCE CHARGES).

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE VALUE OF THE CONTRACT WILL FLUCTUATE SO THAT WHEN REDEEMED, IT MAY BE WORTH MORE OR LESS THAN THE ORIGINAL INVESTMENT.

HARTFORD ADVISERS HLS FUND

HOW DID THE FUND PERFORM?

Hartford Advisers Fund returned -3.8% for the six-month period ending June 30, 2001. For this period, the Fund underperformed its benchmark and peer group. The Composite Index returned -2.1%, and the Lipper Flexible Variable Annuity Average returned -2.9%.

WHY DID THE FUND PERFORM THIS WAY?

The tug of war between falling earnings estimates and falling interest rates during the past six months was also accompanied by falling stock prices. The equity portion of the Fund suffered modestly from its overweight in Health Care. Its large cap bias also hurt performance during the period as investors favored smaller companies that could feel the impact of an anticipated resurgence in economic growth more quickly.

The Fund's underweight in Technology as well as its strong stock selection in this sector were positive contributors to performance. Additionally, a shift in allocation from the Consumer Staples sector into more cyclical sectors benefited the Fund and helped to position it for an eventual recovery in economic activity. The fixed income component of the Fund was significantly overweight in Corporate and Mortgage Securities, and these sector bets were instrumental in producing a fixed income return that exceeded that of its benchmark index.

WHAT IS YOUR INVESTMENT OUTLOOK FOR THE REMAINDER OF 2001?

Although this period was a difficult one in terms of performance, we believe that the equity portfolio is well positioned for the next 6-12 months. It is likely that the Federal Reserve's easing cycle is nearing an end. The Fed has lowered the Fed Funds Rate by 275 basis points this year and that, combined with a tax cut and lower energy prices, should be nearly sufficient to get the U.S. economy on a growth path again. An economic recovery should lead to better equity performance overall and better relative performance by a portfolio which is overweight in Technology, Industrial and Commercial, Financials and Energy. Better economic times will ultimately mean that equities should be favored over bonds and that shorter duration bonds should be favored over longer duration bonds.

PORTFOLIO MANAGER

RAND L. ALEXANDER, CFA                 [PHOTO]
Senior Vice President
and Partner
Wellington Management Company, LLP

[PHOTO]             PAUL D. KAPLAN
                    Senior Vice President
                      and Partner
                    Wellington Management
                      Company, LLP

PERFORMANCE OVERVIEW 12/31/90 - 6/30/01

             ADVISERS       S&P 500       LEHMAN G/C
-----------------------------------------------------
 12/31/90    $10,000        $10,000         $10,000
 12/31/91    $12,015        $13,040         $11,613
 12/31/92    $12,989        $14,032         $12,493
 12/31/93    $14,555        $15,444         $13,871
 12/31/94    $14,131        $15,646         $13,384
 12/31/95    $18,103        $21,518         $15,960
 12/31/96    $21,069        $26,457         $16,422
 12/31/97    $26,184        $35,282         $18,027
 12/31/98    $32,581        $45,421         $19,735
 12/31/99    $35,966        $54,978         $19,311
 12/31/00    $35,635        $49,978         $21,598
  6/30/01    $34,295        $46,629         $22,356

GROWTH OF A $10,000 INVESTMENT.

RETURNS as of 6/30/01

                    1 YEAR       5 YEAR*          10 YEAR*
                    ------       -------          -------
ADVISERS IB          -5.05%      12.19%           12.09%
S&P 500             -14.83%      14.47%           15.10%
LEHMAN GOVT./CORP.   11.13%       7.38%            7.93%

* Annualized Returns. Inception date is March 31, 1983.

THE CHART REPRESENTS A HYPOTHETICAL INVESTMENT IN THE HARTFORD ADVISERS HLS FUND CLASS IB SHARES. (THE ANNUALIZED RETURNS INCLUDE THE FUND LEVEL EXPENSES, BUT EXCLUDE THE INSURANCE CHARGES).

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE VALUE OF THE CONTRACT WILL FLUCTUATE SO THAT WHEN REDEEMED, IT MAY BE WORTH MORE OR LESS THAN THE ORIGINAL INVESTMENT.

HARTFORD BOND HLS FUND

HOW DID THE FUND PERFORM?

Hartford Bond HLS Fund returned 3.36% for the six-month period ending June 30, 2001. For this period, the Fund underperformed its benchmark and peer group. The Lehman Aggregate Bond Index returned 3.62%, while the Lipper Corporate Debt "BBB" Variable Annuity Underlying Fund Universe returned 3.66%. This performance positioned the Fund in the 55th percentile of its Lipper peer group.

WHY DID THE FUND PERFORM THIS WAY?

The Fund's overweighted position to long-maturity investment-grade corporate bonds performed well during the quarter. Financials, European telecommunications, and some technology issuers' long maturities produced particularly good returns. Many of these securities had lagged other fixed income instruments over the past twelve months. Second, profits were taken fully in the Fund's Treasury-Inflation-Protected Securities. These issues produced outperformance relative to the Lehman Aggregate both year-to-date and for the past twelve months.

The Fund's small positions held in foreign-denominated securities produced a drag on portfolio performance, as the dollar strengthened. Also, the Fund's holdings in Treasuries and agencies generally underperformed corporates and mortgages during the quarter. These issues performed well during most of the year 2000.

WHAT IS YOUR INVESTMENT OUTLOOK FOR THE REMAINDER OF 2001?

Looking ahead, we believe that the relative performance of mortgages is likely to be more positive over the upcoming months. Because of this view, we increased the mortgage passthrough position of the portfolio during the quarter. This sector of the fixed income market significantly underperformed corporate bond issues during the first two quarters. Treasuries and agencies represent approximately 24% of the Fund. Holdings are concentrated around five year maturities, due to our expectation that the yield curve will continue to steepen. Corporate issues represent approximately 45% of the Fund's assets. We have reduced the average maturity of these holdings from long- to intermediate term, as we took profits in long issues.

PORTFOLIO MANAGER

ALISON D. GRANGER, CFA         [PHOTO]
Senior Vice President
Hartford Investment
Management Company

PERFORMANCE OVERVIEW

                                LEHMAN
                BOND           AGGREGATE
------------------------------------------
 12/31/90      $10,000         $10,000
 12/31/91      $11,626         $11,600
 12/31/92      $12,249         $12,458
 12/31/93      $13,478         $13,673
 12/31/94      $12,922         $13,274
 12/31/95      $15,283         $15,726
 12/31/96      $15,794         $16,296
 12/31/97      $17,555         $17,869
 12/31/98      $18,950         $19,422
 12/31/99      $18,535         $19,263
 12/31/00      $20,721         $21,503
  6/30/01      $21,417         $22,281

12/31/90 - 6/30/01
GROWTH OF A $10,000 INVESTMENT.

RETURNS as of 6/30/01

                     1 YEAR       5 YEAR*        10 YEAR*
                     ------      -------         -------
BOND IB              10.33%      7.39%            7.52%
LEHMAN AGGREGATE
  BOND               11.23%      7.48%            7.87%

*Annualized Returns. Inception date is August 31, 1977.

THE CHART REPRESENTS A HYPOTHETICAL INVESTMENT IN THE BOND HLS FUND CLASS IB SHARES. (THE RETURNS INCLUDE THE FUND LEVEL EXPENSES, BUT EXCLUDE THE INSURANCE CHARGES).

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE VALUE OF THE CONTRACT WILL FLUCTUATE SO THAT WHEN REDEEMED, IT MAY BE WORTH MORE OR LESS THAN THE ORIGINAL INVESTMENT.

NATIONS MARSICO INTERNATIONAL OPPORTUNITIES PORTFOLIO

NATIONS INTERNATIONAL GROWTH PORTFOLIO WAS RENAMED NATIONS MARSICO
INTERNATIONAL OPPORTUNITIES PORTFOLIO ON MAY 1, 2001. THE PORTFOLIO'S INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES, AND INVESTMENT SUB-ADVISER ALSO CHANGED AS OF MAY 1, 2001. PERFORMANCE AND COMMENTARY FROM BOTH CURRENT AND PRIOR INVESTMENT SUB-ADVISERS DURING THE REPORTING PERIOD ARE REFLECTED BELOW.

HOW DID THE PORTFOLIO PERFORM?

For the period January 1, 2001 through April 30, 2001, the Portfolio outperformed the benchmark, falling 4.03%, versus the Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE) Index(1) return of -7.81%. During this period, the Portfolio's investment sub-adviser used a "bottom-up" approach to selecting securities, looking for companies with: high quality and sustainable earnings; high growth potential over a two-year investment horizon; quality management teams; the ability to finance growth internally; and strong financial results.

For the period May 1, 2001 through June 30, 2001, the Portfolio declined 5.22% versus the MSCI EAFE Index, which was down 7.66%. During this period and going forward, Marsico Capital Management, LLC looks for companies with earnings growth potential that may not be recognized by other investors. Once an investment opportunity is identified, the portfolio manager uses a disciplined analytical process to assess its potential as an investment. This process includes a "top-down" analysis that takes into account economic factors like interest rates, inflation, the regulatory environment, the industry and global competition. This process also includes a "bottom-up" analysis of a company's financial situation, as well as individual company characteristics like commitment to research, market franchise and quality of management. The resulting portfolio is comprised substantially of between 35 and 50 common stocks of large foreign companies.

For the six-month period ended June 30, 2001, the Portfolio significantly outperformed the Index by returning -9.04% versus -14.87% for the MSCI EAFE Index.

WHY DID THE PORTFOLIO PERFORM THIS WAY?(2)

For the period January 1, 2001 through April 30, 2001, the Portfolio outperformed the MSCI EAFE Index primarily because of stock selection. An emphasis on select technology, media and telecommunications (TMT) and other growth stock sectors helped. Regional asset allocation also benefited performance. Specifically, exposure to emerging markets and an underweighted stance in pan-Europe and an overweight in Pacific ex-Japan contributed positively to performance.

For the period May 1, 2001 through June 30, 2001, we were able to steer the Portfolio through the MSCI EAFE Index's decline towards the end of the period with selective overweighting in pharmaceutical stocks, niche financial service stocks and life cycle change companies.

INTERNATIONAL INVESTING MAY INVOLVE SPECIAL RISKS, INCLUDING FOREIGN TAXATION, CURRENCY RISKS, RISKS ASSOCIATED WITH POSSIBLE DIFFERENCES IN FINANCIAL STANDARDS AND OTHER MONETARY AND POLITICAL RISKS ASSOCIATED WITH FUTURE POLITICAL AND ECONOMIC DEVELOPMENTS.

(1) The Morgan Stanley Capital International Europe, Australasia and Far East Index is an unmanaged, capitalization-weighted index. The index reflects size of each market consisting of securities listed on exchanges in European, Australasian and Far Eastern markets and includes dividends and distributions, but does not reflect fees, brokerage commissions or other expenses of investment. It not available for investment.

(2) Portfolio characteristics and holdings are subject to change and may not be representative of current characteristics and holdings.

PORTFOLIO MANAGEMENT

JAMES G. GENDELMAN,

Marsico Capital Management, LLC

PERFORMANCE OVERVIEW

[CHART]

3/27/98 - 6/30/01
GROWTH OF A $10,000 INVESTMENT.



PLOT POINTS                      NATIONS MARSICO INTERNATIONAL        MSCI EAFE
                                   OPPORTUNITIES PORTFOLIO
                3/26/1998                    $ 10,000                 $ 10,000
                6/30/1998                    $ 10,190                 $ 10,106
               12/31/1998                    $ 10,311                 $ 10,461
                6/30/1999                    $ 10,973                 $ 10,876
               12/31/1999                    $ 14,750                 $ 13,282
                6/30/2000                    $ 14,483                 $ 12,742
               12/31/2000                    $ 12,714                 $ 11,400
                6/30/2001                    $ 11,565                 $  9,705


RETURNS as of 6/30/01

                                1 YEAR    SINCE INCEPTION*
                                ------    ---------------
NATIONS MARSICO INTERNATIONAL
  OPPORTUNITIES                  -20.15%     4.56%
MSCI EAFE                        -23.84%    -0.91%

 *Annualized Returns. Inception date is March 27, 1998.

THE CHART REPRESENTS A HYPOTHETICAL INVESTMENT IN NATIONS MARSICO
INTERNATIONAL OPPORTUNITIES PORTFOLIO. THE RETURNS ASSUME REINVESTMENT OF ALL DISTRIBUTIONS AND INCLUDE CAPITAL GAINS AND PORTFOLIO LEVEL EXPENSES, BUT DO NOT INCLUDE INSURANCE CHARGES.

PRIOR TO MAY 1, 2001, THE PORTFOLIO HAD A DIFFERENT NAME, INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES AND INVESTMENT SUB-ADVISER.

THE PERFORMANCE SHOWN INCLUDES THE EFFECT OF FEE WAIVERS AND/OR EXPENSE REIMBURSEMENTS BY THE INVESTMENT ADVISER AND/OR OTHER SERVICE PROVIDERS, WHICH HAVE THE EFFECT OF INCREASING TOTAL RETURN. HAD ALL FEES AND EXPENSES BEEN CONSIDERED, THE TOTAL RETURNS WOULD HAVE BEEN LOWER.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE VALUE OF THE CONTRACT WILL FLUCTUATE SO THAT WHEN REDEEMED, IT MAY BE WORTH MORE OR LESS THAN THE ORIGINAL INVESTMENT.

NATIONS MARSICO INTERNATIONAL OPPORTUNITIES PORTFOLIO

The pharmaceutical stocks emphasized included Shire Pharmaceuticals Inc., GlaxoSmithKline plc and Elan Corporation plc. All of these stocks, we feel, are uniquely positioned and attractively valued versus their growth rates.

The niche financial service stocks that performed well were Northern Rock plc, a U.K. mortgage bank, and AMB Generali Holding AG, a German insurance company.

We have found what we feel to be some interesting life cycle change names (stocks that are experiencing a catalyst that we believe will lead to higher earnings) that have benefited the Portfolio. These include Unilever NV, a Dutch food company, KarstadtQuelle AG, a German retailer and Allianz AG, a German insurance company. All of these companies appear to be undergoing strategy changes that may lead to higher earnings.

Finally, we feel that by under weighting the technology, media and telecommunications sectors, some of the more risky areas currently in the international markets may have been avoided.

WHAT IS YOUR INVESTMENT OUTLOOK FOR THE REMAINDER OF 2001?(3)

Looking forward, we are optimistic about opportunities to identify even more companies undergoing strategic changes in the coming year. Because we are in a tough economic environment worldwide, the visibility of life cycle change companies may likely become more apparent. Stock selection has become increasingly important given the current volatility in equity markets and the potential for unexpected earnings across sectors regardless of how they perform in aggregate.

Currently, as the economic slowdown grows in Europe and Japan, it may take an economic recovery by the U.S. to aid the rest of the world from its waning.

We remain cautious in the near term regarding international markets because of the worldwide economic slowdown, which reduces earnings visibility. We sense this is particularly true for technology and telecommunications companies, which we believe may not pull out of their slump for at least 12 to 18 months.

(3) The outlook for this Portfolio may differ from that presented for other Nations Funds Portfolios.

NATIONS MARSICO FOCUSED EQUITIES PORTFOLIO


HOW DID THE PORTFOLIO PERFORM?

Challenges continued to abound for growth-oriented equity investors during the first half of 2001, including high levels of market volatility, persistent concerns over corporate profits and mixed economic news. The first quarter of 2001 proved especially difficult for large capitalization companies. The Standard & Poor's 500 Composite Stock Price Index(1) (S&P 500 Index) declined nearly 12% in the first quarter. However, the second quarter of 2001 represented somewhat of an improvement. The S&P 500 Index posted its best return since the fourth quarter of 1999--a relatively long drought that featured four consecutive quarters of negative returns. For the first half of 2001, Nations Marsico Focused Equities Portfolio declined 13.12% versus the S&P 500 Index, which lost 6.69%.

WHY DID THE PORTFOLIO PERFORM THIS WAY?(2)

During the first half of 2001, the Portfolio's primary sector allocations were in consumer discretionary (primarily retailing), financial services, health care and industrials. The Portfolio continued to maintain relatively low allocations to the technology sector--approximately 5% of assets at the end of the first half.

Contributions to performance came primarily from the consumer discretionary and health care services sectors. This included stocks such as Tiffany & Company, Clear Channel Communications, Inc., Tenet Healthcare Corporation and AOL Time Warner Inc.

The underweight in technology helped protect the Portfolio from losses in that sector. However, declines in Nokia Corporation, EMC Corporation, Adobe Corporation and Corning Corporation detracted from performance. It should be noted that Microsoft Corporation was the best performing stock in the Portfolio for the reporting period.

Financial securities adversely affected the performance. We increased the financial services weighting because we were anticipating that the Federal Reserve Board (the Fed) would take steps to reduce interest rates. Concerns that reduced capital market activity would potentially hurt these companies' earnings and revenue growth, however, offset the benefits of interest rate cuts near term. Merrill Lynch & Company, Inc. and Morgan Stanley Dean Witter & Company, Inc. were examples of this.

Certain health care positions--particularly Genentech, Inc. and Merck & Company, Inc.--also traded down in the first half. We continue to believe these companies offer long-term growth potential.

THE PORTFOLIO NORMALLY INVESTS IN 20-30 COMMON STOCKS. BY MAINTAINING A RELATIVELY CONCENTRATED PORTFOLIO, IT MAY BE SUBJECT TO GREATER RISK THAN A PORTFOLIO THAT IS MORE FULLY DIVERSIFIED.

(1) The Standard & Poor's 500 Composite Stock Price Index is an unmanaged market-capitalization weighted index that measures the market value of 400 industrial stocks, 60 transportation and utility company stocks and 40 financial issues. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

(2) Portfolio characteristics and holdings are subject to change and may not be representative of current characteristics and holdings.

PORTFOLIO MANAGEMENT

THOMAS F. MARSICO,
Marsico Capital Management, LLC


PERFORMANCE OVERVIEW

[CHART]

3/27/98 - 6/30/01

GROWTH OF A $10,000 INVESTMENT


PLOT POINTS         NATIONS MARSICO FOCUSED EQUITIES PORTFOLIO       S&P 500
        3/26/1998                        $ 10,000                     $ 10,000
        6/30/1998                        $ 11,470                     $ 10,343
       12/31/1998                        $ 13,016                     $ 11,300
        6/30/1999                        $ 15,018                     $ 12,698
       12/31/1999                        $ 19,951                     $ 13,677
        6/30/2000                        $ 18,473                     $ 13,618
       12/31/2000                        $ 16,796                     $ 12,432
        6/30/2001                        $ 14,592                     $ 11,600


RETURNS as of 6/30/01

                                      1 YEAR        SINCE INCEPTION*
                                      ------        ---------------
NATIONS MARSICO FOCUSED EQUITIES      -21.01%          12.28%
S&P 500                               -14.82%           4.65%

* Annualized Returns. Inception date is March 27, 1998.

THE CHART REPRESENTS A HYPOTHETICAL INVESTMENT IN NATIONS MARSICO FOCUSED EQUITIES PORTFOLIO. THE RETURNS ASSUME REINVESTMENT OF ALL DISTRIBUTIONS AND INCLUDE CAPITAL GAINS AND PORTFOLIO LEVEL EXPENSES, BUT DO NOT INCLUDE INSURANCE CHARGES.

THE PERFORMANCE SHOWN INCLUDES THE EFFECT OF FEE WAIVERS AND/OR EXPENSE REIMBURSEMENTS BY THE INVESTMENT ADVISER AND/OR OTHER SERVICE PROVIDERS, WHICH HAVE THE EFFECT OF INCREASING TOTAL RETURN. HAD ALL FEES AND EXPENSES BEEN CONSIDERED, THE TOTAL RETURNS WOULD HAVE BEEN LOWER.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE VALUE OF THE CONTRACT WILL FLUCTUATE SO THAT WHEN REDEEMED, IT MAY BE WORTH MORE OR LESS THAN THE ORIGINAL INVESTMENT.

NATIONS MARSICO FOCUSED EQUITIES PORTFOLIO

WHAT IS YOUR INVESTMENT OUTLOOK FOR THE REMAINDER OF 2001?(3)

Our long-term view remains positive, despite the stock market turbulence over the past year. That is not to say that there are no macroeconomic issues of concern to us. We believe, however, there are a number of fundamentally important underpinnings that should translate to positive long-term equity returns. The most important factor is lower interest rates. The Fed acted six times to reduce interest rates during the first half of 2001. In our opinion, they may act again in the future to further reduce rates. While there is some question as to how much time needs to pass before these rate reductions are felt, we believe the Fed's aggressive actions should help stimulate economic activity and may help thwart a protracted U.S. economic slowdown. In support of this, we feel the housing and auto sectors have generally remained strong.

The Bush Administration's income tax reductions may also provide a degree of near-term fiscal stimulus. We feel that consumer spending has displayed remarkable resilience over the past year, even amidst a faltering stock market.

The second important positive macroeconomic factor is inflation. We continue to believe that overall inflation remains constrained and may, in fact, slow during the course of the next year or two. Energy prices for instance, which rose sharply last year, have stabilized recently. Historically, the combination of lower interest rates and stable or lower-trending inflation generally has provided a positive backdrop for equities.

And yet, there are a number of not-so-positive economic factors that are very much in the forefront of today's investing environment. The majority of these, we believe, will be short-term in nature, but clearly they have had an adverse effect on the equity markets over the past six months. Unemployment claims have risen in recent months as corporate layoffs have increased. Export growth has slowed substantially in recent months. This is attributable to economic slowdowns being experienced in Europe and Japan, as well as the startling strength of the U.S. dollar, making imports more expensive. Evidence of weakness exists in many industries. Many manufacturing companies are experiencing substantially curtailed business activity as U.S. factories were operating at about 77% of capacity in May - the lowest level since 19834. Corporate earnings have generally declined across-the-board, highlighted perhaps by a dramatic reversal in fortunes for technology companies.

Last quarter's rally in technology stocks notwithstanding, it is difficult for us to pinpoint much in the way of positive news for this sector as a whole. Future earnings visibility, in our opinion, remains low for many technology companies. Our view, stated succinctly, is that the lull in technology-related spending, coupled with an oversupply of telecommunications equipment and infrastructure, may serve to constrain future earnings and revenue growth for many technology companies for an extended period of time.

We continue to believe that the U.S. remains fundamentally strong from a macroeconomic perspective, and may avoid a deep-rooted recession. We also believe that the U.S. will begin to experience an economic acceleration sometime over the course of the next six to twelve months. In contrast, however, we believe the capital expenditure-driven growth (primarily fueled by technology company spending and the build out of Internet infrastructure) that characterized the 1990s, may be the next consumer-led process. That is one of the driving forces behind the portfolio construction in all of our Portfolios, which, generally, at quarter-end tended to favor investments in sectors such as consumer discretionary, financial services and health care.

(3) The outlook for this Portfolio may differ from that presented for other Nations Funds Portfolios.

(4)  THE ECONOMIST, June 30, 2001.

NATIONS SMALL COMPANY PORTFOLIO

NATIONS SMALLCAP INDEX PORTFOLIO WAS RENAMED NATIONS SMALL COMPANY PORTFOLIO ON MAY 1, 2001. THE PORTFOLIO'S INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES AND PORTFOLIO MANAGEMENT ALSO CHANGED AS OF MAY 1, 2001. PERFORMANCE AND COMMENTARY FROM BOTH CURRENT AND PRIOR PORTFOLIO MANAGERS DURING THE REPORTING PERIOD ARE REFLECTED BELOW.

HOW DID THE PORTFOLIO PERFORM?

For the period January 1, 2001 through April 30, 2001, the Portfolio returned 0.43%, versus the benchmark the Standard & Poor's SmallCap 600 Index(1) (S&P 600 Index), which returned 0.55%. During this period, the portfolio management team utilized a passively managed index investment style that sought to replicate the S&P 600 Index.

For the period May 1, 2001 through June 30, 2001, the Portfolio returned 5.51%, versus the Russell 2000 Index(2), which returned 6.00%. From May 1, 2001, the Portfolio has been actively managed. The team identified stocks using a disciplined process based on a fundamental analysis of the overall economy, industry conditions, and the financial situation and management of each company. The team will only invest in a company when its stock price is believed to be attractive relative to its forecasted growth.

For the six-month period ended June 30, 2001, the Portfolio returned 5.96% versus 14.18% for the Russell 2000 Index.

WHY DID THE PORTFOLIO PERFORM THIS WAY?(3)

For the period January 1, 2001 through April 30, 2001 the Portfolio slightly underperformed the benchmark S&P 600 Index, rising 0.43% vs. the S&P 600 Index rise of 0.55%. The first four months of 2001 were kind to small-cap stocks, with the S&P 600 Index advancing, well ahead of the other major indexes--for example, the Dow Jones Industrial Average(4) up 0.01%, the Standard & Poor's 500 Composite Stock Price Index(5) down 5.00%, and the Nasdaq Composite Index(6) down 14.34%.

BECAUSE SMALL COMPANIES OFTEN HAVE NARROWER MARKETS AND LIMITED FINANCIAL RESOURCES, AND THEIR STOCKS ARE NOT AS ACTIVELY TRADED AS LARGE COMPANY STOCKS, THEIR SHARE PRICES MAY BE MORE VOLATILE.

(1) The Standard & Poor's SmallCap 600 Index is an unmanaged index of 600 common stocks, weighted by market capitalization. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

(2) The Russell 2000 Index is an unmanaged index of 2,000 of the smallest stocks representing approximately 11% of the U.S. equity market. The index is weighted by market capitalization, and is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

(3) Portfolio characteristics and holdings are subject to change and may not be representative of current characteristics and holdings.

(4) The Dow Jones Industrial Average is a price-weighted index of 30 of the largest, most widely held stocks traded on the New York Stock Exchange.

(5) The Standard & Poor's 500 Composite Stock Price Index is an unmanaged market-capitalization weighted index that measures the market value of 400 industrial stocks, 60 transportation and utility company stocks and 40 financial issues. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

(6) The Nasdaq Composite Index tracks the performance of domestic common stocks traded on the regular Nasdaq market and National Market System traded foreign stocks and ADRs. It is unmanaged and unavailable for investment.

PORTFOLIO MANAGEMENT

SmallCap Strategies Team,
Banc of America Capital Management, LLC

PERFORMANCE OVERVIEW
3/27/98 - 6/30/01
GROWTH OF A $10,000 INVESTMENT


PLOT POINTS                 NATIONS SMALL COMPANY PORTFOLIO    RUSSELL 2000 GROWTH      S&P 600
               3/26/1998                        $ 10,000               $ 10,000          $ 10,000
               6/30/1998                        $  9,750               $  9,534          $  9,606
              12/31/1998                        $  9,065               $  8,855          $  8,935
               6/30/1999                        $  9,366               $  9,677          $  9,386
              12/31/1999                        $  9,602               $ 10,737          $ 10,045
               6/30/2000                        $ 10,285               $ 11,063          $ 10,736
              12/31/2000                        $ 10,643               $ 10,412          $ 11,228
               6/30/2001                        $ 11,277               $ 11,126          $ 11,928

RETURNS as of 6/30/01

                             1 YEAR    SINCE INCEPTION*
                             ------    ---------------
NATIONS SMALL COMPANY         9.65%        3.75%
RUSSELL 2000                  0.57%        3.34%
S&P 600                      11.11%        5.55%

 *Annualized Returns. Inception date is March 27, 1998.

THE CHART REPRESENTS A HYPOTHETICAL INVESTMENT IN NATIONS SMALL COMPANY PORTFOLIO. THE RETURNS ASSUME REINVESTMENT OF ALL DISTRIBUTIONS AND INCLUDE CAPITAL GAINS AND PORTFOLIO LEVEL EXPENSES, BUT DO NOT INCLUDE INSURANCE CHARGES.

PRIOR TO MAY 1, 2001, THE PORTFOLIO HAD A DIFFERENT NAME, INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES AND PORTFOLIO MANAGEMENT.

THE PERFORMANCE SHOWN INCLUDES THE EFFECT OF FEE WAIVERS AND/OR EXPENSE REIMBURSEMENTS BY THE INVESTMENT ADVISER AND/OR OTHER SERVICE PROVIDERS, WHICH HAVE THE EFFECT OF INCREASING TOTAL RETURN. HAD ALL FEES AND EXPENSES BEEN CONSIDERED, THE TOTAL RETURNS WOULD HAVE BEEN LOWER.

THE ANNUAL REPORTS FOR THE FISCAL YEAR ENDED DECEMBER 31, 2000 AND PRIOR YEARS COMPARE THE PORTFOLIO'S PERFORMANCE TO THE STANDARD & POOR'S SMALLCAP 600 INDEX. EFFECTIVE MAY 1, 2001, PORTFOLIO MANAGEMENT CHANGED THE INDEX TO THE RUSSELL 2000 INDEX BECAUSE IT IS A MORE APPROPRIATE BENCHMARK AND THE COMPOSITION OF THE INDEX MORE CLOSELY RESEMBLES THE COMPOSITION OF THE PORTFOLIO.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE VALUE OF THE CONTRACT WILL FLUCTUATE SO THAT WHEN REDEEMED, IT MAY BE WORTH MORE OR LESS THAN THE ORIGINAL INVESTMENT.

NATIONS SMALL COMPANY PORTFOLIO

In general, the best performing S&P 600 Index sectors during the first four months of 2001 were mostly consumer related, including consumer services (housing, lodging and recreation), consumer staples (food, beverage and tobacco) and retail (specialty stores). Stocks such as CEC Entertainment (restaurant), NVR Inc. (homebuilder), Dimon Inc. (tobacco) and 99 Cents Only Stores (specialty store) were all up over 50% during the first four months of the year. Another strong sector during the first four months was basic industry (specialty chemicals, metals and mining), led by stocks such as Polyone Corporation (specialty chemicals), up 45% and LoneStar Technologies (metals and mining), up 37%.

June marked the seventh consecutive month that small-cap stocks have generally outperformed large-cap stocks. In general, the best performing Russell 2000 Index sectors during the months of May and June were those with mostly domestic exposure such as the consumer services (apparel), health care (biotech, pharmaceuticals), and finance (asset management) sectors.

A majority of the Portfolios' health care stocks were up during the months of May and June, led by Martex Biosciences (biotech) up 86%, as their infant formula oils received a favorable review from the Food and Drug Administration. Retail stocks also faired well as the consumer continued to spend and potentially look ahead to the Bush Administration's tax rebate later this summer. Too Inc. (apparel/accessories) and Cato Corporation (specialty retail), both recent additions to the Portfolio, were up 38% and 11%, respectively. Financial stocks rounded out the group, benefiting from lower interest rates, a new tax plan, and minimal, if any, foreign exposure. Affliated Managers Group (investment manager) was up 10%, as investors expected them to benefit from the approved increase to the IRA and 401(k) contribution limits.

WHAT IS YOUR INVESTMENT OUTLOOK FOR THE REMAINDER OF 2001?(7)

We remain positive on the outlook for small-cap stocks in the second half of 2001 and into 2002. We believe that small-cap stocks offer solid earnings growth and compelling valuations, and the prospect for continued outperformance remains strong. In our opinion, earnings and valuation advantages--along with less exposure to the global economy and challenging currency environment--may enable small-cap stocks to repeat the strong relative performance of recent quarters.

In addition, as smaller-capitalization companies are heavily dependent on bank credit to finance company growth, the continued easing of credit availability may provide small companies with increased access to less expensive capital. Provided the anticipated economic recovery takes shape, we believe small-cap stocks, with increasing access to capital, are further given the potential to continue their outperformance in the coming quarter.

(7) The outlook for this Portfolio may differ from that presented for other Nations Funds Portfolios.

NATIONS MARSICO 21ST CENTURY PORTFOLIO

NATIONS AGGRESSIVE GROWTH PORTFOLIO WAS RENAMED NATIONS MARSICO 21ST CENTURY PORTFOLIO ON MAY 1, 2001. THE PORTFOLIO'S INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES, AND INVESTMENT SUB-ADVISER ALSO CHANGED AS OF MAY 1, 2001. PERFORMANCE AND COMMENTARY FROM BOTH CURRENT AND PRIOR INVESTMENT SUB-ADVISERS DURING THE REPORTING PERIOD ARE REFLECTED BELOW.

HOW DID THE PORTFOLIO PERFORM?

For the period January 1, 2001 through April 30, 2001, the Portfolio returned -18.06%, compared to a total rate of return of -10.90% for the Russell 1000 Growth Index(1) (the Index) for the same period. During this period, the portfolio management team looked for long-term growth potential, competitive advantages and sensible business strategies. They used quantitative analysis to decide when to invest, evaluating each company's earnings trends and stock valuations, among other things, to try to determine when it is reasonably valued. The team considered the characteristics of the Index as a general baseline, and the Portfolio typically consisted of between 50 and 75 securities.

For the period May 1, 2001 through June 30, 2001, the Portfolio declined 5.62% versus -1.78% for the Standard & Poor's 500 Composite Stock Price Index(2) (S&P 500 Index). The portfolio manager looked for companies with earnings growth potential that may not be recognized by other investors. Once an investment opportunity is identified, the portfolio manager uses a disciplined analytical process to assess its potential as an investment. This process includes a "top-down" analysis that takes into account economic factors like interest rates, inflation, the regulatory environment, the industry and global competition. This process also includes a "bottom-up" analysis of a company's financial situation, as well as individual company characteristics like commitment to research, market franchise and quality of management.

For the six-month period ended June 30, 2001, the Portfolio returned -22.67% versus -6.69% for the S&P 500 Index and -14.24% for the Russell 1000 Growth Index.

WHY DID THE PORTFOLIO PERFORM THIS WAY?(3)

For the period January 1, 2001 through April 30, 2001, the Portfolio's overweighted energy position in stocks such as Enron Corporation and underwieghted technology positions such as Electronic Data Systems Corporation and International Business Machines Corporation hindered results. The Portfolio was also hampered by poor performance of companies whose results fell below expectations such as Applied Biosystems Corporation, Sycamore Networks, Inc., McCleod USA, Inc., and Guidant Corporation. Conversely, maintaining an overweighted stance in the financial services and communications sectors, as well as strong security selection in the retail and health care areas, aided performance during the period. The underweighted position in technology especially hurt performance in January and April, as large-cap technology stocks registered explosive, yet unsustainable gains in those months.

(1) The Russell 1000 Growth Index is an unmanaged index which measures the performance of the largest U.S. companies, based upon total market capitalization, with high price-to-book ratios and forecasted growth rates relative to the Russell 1000 Index as a whole. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

(2) The Standard & Poor's 500 Composite Stock Price Index is an unmanaged market-capitalization weighted index that measures the market value of 400 industrial stocks, 60 transportation and utility company stocks and 40 financial issues. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

(3) Portfolio characteristics and holdings are subject to change and may not be representative of current characteristics and holdings.

PORTFOLIO MANAGEMENT

JAMES A. HILLARY,
Marsico Capital Management, LLC

PERFORMANCE OVERVIEW

[CHART]

3/27/98 - 6/30/01

GROWTH OF A $10,000 INVESTMENT

PLOT POINTS                 NATIONS MARSICO 21ST CENTURY PORTFOLIO     S&P 500            RUSSELL 1000 GROWTH
                3/26/1998                   $ 10,000                    $ 10,000                   $ 10,000
                6/30/1998                   $ 10,150                    $ 10,343                   $ 10,454
               12/31/1998                   $ 10,644                    $ 11,300                   $ 12,046
                6/30/1999                   $ 11,887                    $ 12,698                   $ 13,306
               12/31/1999                   $ 11,682                    $ 13,677                   $ 16,041
                6/30/2000                   $ 10,959                    $ 13,618                   $ 16,721
               12/31/2000                    $ 8,508                    $ 12,432                   $ 12,444
                6/30/2001                    $ 6,580                    $ 11,600                   $ 10,672


RETURNS as of 6/30/01

                                   1 YEAR             SINCE INCEPTION*
                                ----------            ----------------
NATIONS MARSICO 21ST CENTURY      -39.96%                -12.04%
RUSSELL 1000 GROWTH              - 36.18%                  2.01%
S&P 500                          - 14.82%                  4.65%

*Annualized Returns. Inception date is March 27, 1998.

THE CHART REPRESENTS A HYPOTHETICAL INVESTMENT IN NATIONS MARSICO 21ST CENTURY PORTFOLIO. THE RETURNS ASSUME REINVESTMENT OF ALL DISTRIBUTIONS AND INCLUDE CAPITAL GAINS AND PORTFOLIO LEVEL EXPENSES, BUT DO NOT INCLUDE INSURANCE CHARGES.

PRIOR TO MAY 1, 2001 THE PORTFOLIO HAD A DIFFERENT NAME, INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES AND INVESTMENT SUB-ADVISER.

THE PERFORMANCE SHOWN INCLUDES THE EFFECT OF FEE WAIVERS AND/OR EXPENSE REIMBURSEMENTS BY THE INVESTMENT ADVISER AND/OR OTHER SERVICE PROVIDERS, WHICH HAVE THE EFFECT OF INCREASING TOTAL RETURN. HAD ALL FEES AND EXPENSES BEEN CONSIDERED, THE TOTAL RETURNS WOULD HAVE BEEN LOWER.

THE ANNUAL REPORTS FOR THE FISCAL YEAR ENDED DECEMBER 31, 2000 AND PRIOR YEARS COMPARE THE PORTFOLIO'S PERFORMANCE TO THE RUSSELL 1000 GROWTH INDEX. EFFECTIVE MAY 1, 2001, PORTFOLIO MANAGEMENT CHANGED THE INDEX TO THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX BECAUSE IT IS A MORE APPROPRIATE BENCHMARK AND THE COMPOSITION OF THE INDEX MORE CLOSELY RESEMBLES THE COMPOSITION OF THE PORTFOLIO.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE VALUE OF THE CONTRACT WILL FLUCTUATE SO THAT WHEN REDEEMED, IT MAY BE WORTH MORE OR LESS THAN THE ORIGINAL INVESTMENT.

NATIONS MARSICO 21ST CENTURY PORTFOLIO

For the period May 1, 2001 through June 30, 2001, it may be tempting initially to attribute the Portfolio's performance to its relatively low allocation to technology and telecommunications companies, especially given the second quarter rally in technology stock prices. We were fortunate, however, to have selected good-quality stocks in several technology hardware, equipment, and software companies. This offset potential performance shortfalls resulting from being underweighted in these sectors. In fact, three of the top five contributing stock positions during this period were technology companies. These included McData Corporation, Cree Inc., and Microsoft Corporation. Several of these holdings experienced significant price appreciation during the quarter, and, as a result, some positions were sold for valuation reasons.

Some health care-related holdings also posted positive returns for the Portfolio during the period. Intermune Inc. and Inspire Pharmaceuticals Inc. experienced positive gains and were among the Portfolio's larger positions. The Portfolio had holdings in companies that struggled during the period, such as Merck & Company, Inc. The "sore spot" in the Portfolio's health care allocation was Priority Healthcare Corporation, which declined by more than 18% during the period.

There was some positive news with respect to the Portfolio's consumer-related and financial services holdings, and several of the Portfolio's retail holdings performed well during the quarter. These included Costco Wholesale Corporation and Wal-Mart Stores, Inc. In the financial services arena, the Portfolio's returns were helped by positions in Federal National Mortgage Association and USA Education Inc., which helped offset disappointing performance by Merrill Lynch & Company, Inc.

The Portfolio's primary "Achilles heel" was its allocation to energy-related companies, with approximately 10% of its assets invested in this sector. In aggregate, the Portfolio's energy-related positions experienced a price decline of about 21%. The offending holdings included Smith International, Inc., Massey Energy Company, Calpine Corporation and BJ Services Company.

WHAT IS YOUR INVESTMENT OUTLOOK FOR THE REMAINDER OF 2001?(4)

Our long-term view remains positive, despite the stock market turbulence over the past year. That is not to say that there are no macroeconomic issues of concern to us. We believe, however, there are a number of fundamentally important underpinnings that should translate to positive long-term equity returns. The most important factor is lower interest rates. The Federal Reserve Board (the Fed) acted six times to reduce interest rates during the first half of 2001. In our opinion, they may act again in the near future to further reduce rates. While there is some question as to how much time needs to pass before these rate reductions are felt, we believe the Fed's aggressive actions should help stimulate economic activity and may help thwart a protracted U.S. economic slowdown. In support of this, we feel the housing and auto sectors have generally remained strong.

The Bush Administration's income tax reductions may also provide a degree of near-term fiscal stimulus. We feel that consumer spending has displayed remarkable resilience over the past year, even amidst a faltering stock market.

(4) The outlook for this Portfolio may differ from that presented for other Nations Funds Portfolios.

NATIONS MARSICO 21ST CENTURY PORTFOLIO

The second important positive macroeconomic factor is inflation. We continue to believe that overall inflation remains constrained and may, in fact, slow during the course of the next year or two. Energy prices for instance, which rose sharply last year, have stabilized recently. Historically, the combination of lower interest rates and stable or lower-trending inflation generally has provided a positive backdrop for equities.

And yet, there are a number of not-so-positive economic factors that are very much in the forefront of today's investing environment. The majority of these, we believe, will be short-term in nature, but clearly they have had an adverse effect on the equity markets over the past six months. Unemployment claims have risen in recent months as corporate layoffs have increased. Export growth has slowed substantially in recent months. This is attributable to economic slowdowns being experienced in Europe and Japan, as well as the startling strength of the U.S. dollar, making imports more expensive. Evidence of weakness exists in many industries. Many manufacturing companies are experiencing substantially curtailed business activity, as U.S. factories were operating at about 77% of capacity in May--the lowest level since 1983(5). Corporate earnings have generally declined across-the-board, highlighted perhaps by a dramatic reversal in fortunes for technology companies.

Until we have a greater conviction in the overall earnings outlook for technology, the Portfolio most likely will continue to be somewhat cautiously postured in terms of its allocations to this sector. At quarter-end, the Portfolio had about 21% of its net assets invested in technology and telecommunications companies. As always, we are focused on identifying companies with strong franchises that have compelling "fundamentals," (such as market share gains, improving profit margins, attractive new products, above-average return on equity and return on capital) and are trading at reasonable valuations. For the time being, this has steered us towards sectors such as health care, financial services, consumer-discretionary and energy.

(5) THE ECONOMIST, June 30, 2001.

NATIONS MARSICO GROWTH & INCOME PORTFOLIO

HOW DID THE PORTFOLIO PERFORM?

Challenges continued to abound for growth-oriented equity investors during the first half of 2001, including high levels of market volatility, persistent concerns over corporate profits and mixed economic news. The first quarter of 2001 proved especially difficult for large-capitalization companies. The Standard & Poor's 500 Composite Stock Price Index(1) (S&P 500 Index) declined nearly 12% in the first quarter. The second quarter of 2001, however, represented somewhat of an improvement, as the S&P 500 Index posted its best return since the fourth quarter of 1999--a relatively long drought that featured four consecutive quarters of negative returns. For the first half of 2001, Nations Marsico Growth & Income Portfolio declined 11.76% versus the S&P 500 Index, which lost 6.69%.

WHY DID THE PORTFOLIO PERFORM THIS WAY?(2)

During the first half of 2001, the Portfolio's primary sector allocations were in consumer services (primarily retailing), financial services, health care and industrials. The Portfolio continued to maintain relatively low allocations to the technology sector--approximately 5% of assets at the end of the first half.

Contributions to performance came primarily from the consumer discretionary and health care services sectors. This included stocks such as Tiffany & Company, Clear Channel Communications, Inc., Tenet Healthcare Corporation and AOL Time Warner Inc. However certain health care positions--particularly Genentech, Inc. and Merck & Company, Inc.--also traded down in the first half. We continue to believe these companies offer long-term growth potential.

The underweight in technology helped protect the Portfolio from losses in that sector. However, declines in Nokia Corporation, EMC Corporation, Adobe Corporation and Corning Corporation detracted from performance. It should be noted that Microsoft Corporation was the best performing stock in the Portfolio for the reporting period.

Financial services adversely affected the Portfolio. We increased the financial services weighting because we were anticipating that the Federal Reserve Board (the Fed) would take steps to reduce interest rates. Concerns that reduced capital market activity would potentially hurt these companies' earnings and revenue growth, however, offset the benefits of interest rate cuts near term. Merrill Lynch & Company, Inc. and Morgan Stanley Dean Witter & Company, Inc. were examples of this.

(1) The Standard & Poor's 500 Composite Stock Price Index is an unmanaged market-capitalization weighted index that measures the market value of 400 industrial stocks, 60 transportation and utility company stocks and 40 financial issues. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

(2) Portfolio characteristics and holdings are subject to change and may not be representative of current characteristics and holdings.

PORTFOLIO MANAGEMENT

THOMAS F. MARSICO,
Marsico Capital Management, LLC

PERFORMANCE OVERVIEW

[CHART]

3/27/98 - 6/30/01

GROWTH OF A $10,000 INVESTMENT

PLOT POINTS             NATIONS MARSICO GROWTH & INCOME PORTFOLIO           S&P 500
            3/26/1998                       $ 10,000                        $ 10,000
            6/30/1998                       $ 11,270                        $ 10,343
           12/31/1998                       $ 12,180                        $ 11,300
            6/30/1999                       $ 13,953                        $ 12,698
           12/31/1999                       $ 18,891                        $ 13,677
            6/30/2000                       $ 18,300                        $ 13,618
           12/31/2000                       $ 16,544                        $ 12,432
            6/30/2001                       $ 14,599                        $ 11,600

RETURNS as of 6/30/01

                                     1 YEAR     SINCE INCEPTION*
                                     ------     ---------------
NATIONS MARSICO GROWTH & INCOME      -20.23%        12.29%
S&P 500                              -14.82%         4.65%

*Annualized Returns. Inception date is March 27, 1998.

THE CHART REPRESENTS A HYPOTHETICAL INVESTMENT IN NATIONS MARSICO GROWTH & INCOME PORTFOLIO. THE RETURNS ASSUME REINVESTMENT OF ALL DISTRIBUTIONS AND INCLUDE CAPITAL GAINS AND PORTFOLIO LEVEL EXPENSES, BUT DO NOT INCLUDE INSURANCE CHARGES.

THE PERFORMANCE SHOWN INCLUDES THE EFFECT OF FEE WAIVERS AND/OR EXPENSE REIMBURSEMENTS BY THE INVESTMENT ADVISER AND/OR OTHER SERVICE PROVIDERS, WHICH HAVE THE EFFECT OF INCREASING TOTAL RETURN. HAD ALL FEES AND EXPENSES BEEN CONSIDERED, THE TOTAL RETURNS WOULD HAVE BEEN LOWER.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE VALUE OF THE CONTRACT WILL FLUCTUATE SO THAT WHEN REDEEMED, IT MAY BE WORTH MORE OR LESS THAN THE ORIGINAL INVESTMENT.

NATIONS MARSICO GROWTH & INCOME PORTFOLIO

WHAT IS YOUR INVESTMENT OUTLOOK FOR THE REMAINDER OF 2001?(3)

Our long-term view remains positive, despite the stock market turbulence over the past year. That is not to say that there are no macroeconomic issues of concern to us. We believe, however, there are a number of fundamentally important underpinnings that should translate to positive long-term equity returns. The most important factor is lower interest rates. The Fed acted six times to reduce interest rates during the first half of 2001. In our opinion, they may act again in the near future to further reduce rates. While there is some question as to how much time needs to pass before these rate reductions are felt, we believe the Fed's aggressive actions should help stimulate economic activity and may help thwart a protracted U.S. economic slowdown. In support of this, we feel the housing and auto sectors have generally remained strong.

The Bush Administration's income tax reductions may also provide a degree of near-term fiscal stimulus. We feel that consumer spending has displayed remarkable resilience over the past year, even amidst a faltering stock market.

The second important positive macroeconomic factor is inflation. We continue to believe that overall inflation remains constrained and may, in fact, slow during the course of the next year or two. Energy prices for instance, which rose sharply last year, have stabilized recently. Historically, the combination of lower interest rates and stable or lower-trending inflation generally has provided a positive backdrop for equities.

And yet, there are a number of not-so-positive economic factors that are very much in the forefront of today's investing environment. The majority of these, we believe, will be short-term in nature, but clearly they have had an adverse effect on the equity markets over the past six months. Unemployment claims have risen in recent months, as corporate layoffs have increased. Export growth has slowed substantially in recent months. This is attributable to economic slowdowns being experienced in Europe and Japan, as well as the startling strength of the U.S. dollar, making imports more expensive. Evidence of weakness exists in many industries. Many manufacturing companies are experiencing substantially curtailed business activity; as U.S. factories were operating at about 77% of capacity in May - the lowest level since 1983(4). Corporate earnings have generally declined across-the-board, highlighted perhaps by a dramatic reversal in fortunes for technology companies.

Last quarter's rally in technology stocks notwithstanding, it is difficult for us to pinpoint much in the way of positive news for this sector as a whole. Future earnings visibility, in our opinion, remains low for many technology companies. Our view, stated succinctly, is that the lull in technology-related spending, coupled with an oversupply of telecommunications equipment and infrastructure, may serve to constrain future earnings and revenue growth for many technology companies for an extended period of time.

We continue to believe that the U.S. remains fundamentally strong from a macroeconomic perspective, will avoid a deep-rooted recession, and, in fact, will begin to experience an economic acceleration sometime over the course of the next six to twelve months. In contrast, however, to the capital expenditure-driven growth (primarily fueled by technology company spending and the build out of Internet infrastructure) that characterized the 1990s, we believe the next recovery will be a consumer-led process. That is one of the driving forces behind the Portfolio construction in all of our Portfolios, which generally at quarter-end tended to favor investments in sectors such as consumer discretionary, financial services and health care.

(3) The outlook for this Portfolio may differ from that presented for other Nations Funds Portfolios.

(4)  THE ECONOMIST, June 30, 2001.

NATIONS CAPITAL GROWTH PORTFOLIO

NATIONS MANAGED INDEX PORTFOLIO WAS RENAMED NATIONS CAPITAL GROWTH PORTFOLIO ON MAY 1, 2001. THE PORTFOLIO'S INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES AND PORTFOLIO MANAGEMENT ALSO CHANGED AS OF MAY 1, 2001. PERFORMANCE AND COMMENTARY FROM BOTH CURRENT AND PRIOR PORTFOLIO MANAGERS DURING THE REPORTING PERIOD ARE REFLECTED BELOW.

HOW DID THE PORTFOLIO PERFORM?

For the period January 1, 2001 through April 30, 2001, the Portfolio declined 3.66% versus the Standard & Poor's 500 Composite Stock Price Index(1) (S&P 500 Index) drop of 5.00%. During this period, the portfolio management team utilized an enhanced index approach overlaying active portfolio management.

For the period May 1, 2001 through June 30, 2001, the Portfolio returned -2.99% versus -1.78% for the benchmark S&P 500 Index. During this period and going forward, the Portfolio will be actively managed, and the team considers the characteristics of the S&P 500 Index as a general baseline. The resulting Portfolio is comprised substantially of common stocks that are believed to have above-average earnings growth compared with the S&P 500 Index, established operating histories, strong balance sheets and favorable financial performances and above-average return on equity compared with the S&P 500 Index.

For the six-month period ended June 30, 2001, the Portfolio returned -6.54% versus -6.69% for the S&P 500 Index.

WHY DID THE PORTFOLIO PERFORM THIS WAY?(2)

During the first four months of the period, stock selection was generally good with the exception of capital goods, finance and utilities, which were modestly negative. However, by closely following our investment model, we were able to avoid many negative performing stocks which helped in the overall performance of the Portfolio.

The Portfolio's technology sector performed well relative to the S&P 500 Index, as Scientific Atlanta (+30%) popped-off recent lows as the industry outlook for digital set-top boxes firmed with the conclusion of the AOL-Time Warner Inc. merger.

The Portfolio's retailing sector improved as Best Buy Company responded quite positively (+85%) to news of the Federal Reserve Board's (the Fed) interest rate cuts and low PC inventories.

While the Portfolio's stock selection performed well in the health care industry, there were no specific high-performing stocks. Rather, the Portfolio's combined health care positions generally outperformed across the board.

Though temporary, the utility sector had the plug pulled, as Edison International and PG&E Corporation suffered under California's partial deregulation scheme, dry conditions and strong power demand by users.

(1) The Standard & Poor's 500 Composite Stock Price Index is an unmanaged market-capitalization weighted index that measures the market value of 400 industrial stocks, 60 transportation and utility company stocks and 40 financial issues. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

(2) Portfolio characteristics and holdings are subject to change and may not be representative of current characteristics and holdings.

PORTFOLIO MANAGEMENT

Growth Strategies Team,
Banc of America Capital Management, LLC

PERFORMANCE OVERVIEW

[CHART]

3/27/98 - 6/30/01

GROWTH OF A $10,000 INVESTMENT

PLOT POINTS                  NATIONS CAPITAL GROWTH PORTFOLIO   S&P 500
                 3/26/1998                   $ 10,000                   $ 10,000
                 6/30/1998                   $ 10,320                   $ 10,343
                12/31/1998                   $ 11,139                   $ 11,300
                 6/30/1999                   $ 12,397                   $ 12,698
                12/31/1999                   $ 13,174                   $ 13,677
                 6/30/2000                   $ 13,033                   $ 13,618
                12/31/2000                   $ 11,658                   $ 12,432
                 6/30/2001                   $ 10,895                   $ 11,600

RETURNS as of 6/30/01

                             1 YEAR       SINCE INCEPTION*
                             ------       ---------------
NATIONS CAPITAL GROWTH     -16.40%            2.66%
S&P 500                    -14.82%            4.65%

*Annualized Returns. Inception date is March 27, 1998.

THE CHART REPRESENTS A HYPOTHETICAL INVESTMENT IN NATIONS CAPITAL GROWTH PORTFOLIO. THE RETURNS ASSUME REINVESTMENT OF ALL DISTRIBUTIONS AND INCLUDE CAPITAL GAINS AND PORTFOLIO LEVEL EXPENSES, BUT DO NOT INCLUDE INSURANCE CHARGES.

PRIOR TO MAY 1, 2001, THE PORTFOLIO HAD A DIFFERENT NAME, INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES AND PORTFOLIO MANAGEMENT.

THE PERFORMANCE SHOWN INCLUDES THE EFFECT OF FEE WAIVERS AND/OR EXPENSE REIMBURSEMENTS BY THE INVESTMENT ADVISER AND/OR OTHER SERVICE PROVIDERS, WHICH HAVE THE EFFECT OF INCREASING TOTAL RETURN. HAD ALL FEES AND EXPENSES BEEN CONSIDERED, THE TOTAL RETURNS WOULD HAVE BEEN LOWER.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE VALUE OF THE CONTRACT WILL FLUCTUATE SO THAT WHEN REDEEMED, IT MAY BE WORTH MORE OR LESS THAN THE ORIGINAL INVESTMENT.

NATIONS CAPITAL GROWTH PORTFOLIO

In contrast to what we saw during April, the technology sector generally traded down during May and June. The Portfolio's overweight position in technology stocks relative to the benchmark S&P 500 Index hindered performance. In addition, an underweight position in finance stocks, which rallied on the news of additional Fed rate cuts, caused performance to lag the benchmark. Certain energy and utilities stocks, such as El Paso Corporation and Calpine Corporation, performed poorly, as the prospects for rising earnings in these industries diminished. Also, selected stocks in the capital goods sector traded lower based on company specific news, for example, Honeywell International Inc. on the failure of the General Electric Company merger.

During this two-month period, the Portfolio was well positioned for a continuation of the rally in growth-oriented stocks seen during April. However, negative earnings and economic news dampened investor enthusiasm and resulted in a sideways trading pattern for the market.

WHAT IS YOUR INVESTMENT OUTLOOK FOR THE REMAINDER OF 2001?(3)

We feel confident that the combination of the 2.75% decrease in the Federal Funds rate and impending tax relief rebates will help to improve economic growth during the second half of the year. The Fed cuts may make capital easier to obtain for corporations, while the tax rebate may lead consumers to increase their spending on discretionary items. In addition, we believe this stimulus could result in improved investor confidence and an increase in the flow of capital into equity mutual funds, particularly those that invest in growth stocks. In our opinion, the second half of the year should also mark the bottom of the corporate earnings cycle, as the layoffs and restructurings seen during the first half allow leaner corporations to grow their earnings at a faster pace. In addition, we believe reduced expectations for corporate earnings growth could create ample opportunities for "positive earnings surprises". Such good news has historically resulted in higher stock prices. Ultimately, we believe that investors will begin looking forward to 2002, when we expect corporate earnings and economic growth to be improved. Once the stock market begins anticipating the optimistic 2002 outlook, we believe a sustained upward rally is quite possible.

(3) The outlook for this Portfolio may differ from that presented for other Nations Funds Portfolios.

NATIONS VALUE PORTFOLIO


HOW DID THE PORTFOLIO PERFORM?

For the six months ended June 30, 2001, Nations Value Portfolio posted a -5.05% total return, outpacing the Standard & Poor's 500 Composite Stock Price Index(1) (S&P 500 Index), which declined 6.69%.

WHY DID THE PORTFOLIO PERFORM THIS WAY?(2)

Value investors have no doubt noted the impressive comeback staged in recent months by the value style, which until 2000 had under performed its growth counterpart for more than five straight years. In fact, value stocks generally outpaced growth stocks by an impressive 8.5% over the last six months as measured by the S&P 500/BARRA Value Index(3) and the S&P 500/BARRA Growth Index(4).

Over the past year, we pursued our traditional value strategy by maintaining a major underweighting in the highly volatile and over-valued technology sector and chose relatively conservative technology companies within the sector. The Portfolio's average technology weighting was 7.3%, compared to 20.0% for the S&P 500 Index. This strategy contributed to the Portfolio's solid outperformance. The technology sector of the S&P 500 Index experienced the largest decline for the period, -16.5%, as the demise of the "dot.com bubble" spread across the sector.

The consumer staples sector's overweight was also beneficial. Philip Morris Companies, Inc. increased 18% during the period. The news of decreased litigation risk and strong earnings growth propelled the tobacco and food company to a much higher valuation. Also, investors' concerns over the strength of the economy made the consumer staples sector with its consistent earnings growth characteristics appear as a safe haven. Fortune Brands, Inc. and Ralston-Purina Group were also solid contributors in the sector.

A challenge for the Portfolio was the communications sector, which reacted negatively as widespread competition drove down pricing and sources of capital disappeared for weaker telecommunications companies. However, we believe that the companies we hold, such as the Portfolio's recent purchase, AOL Time Warner, Inc., will continue to be a market leader over the long term with favorable results.

(1) The Standard & Poor's 500 Composite Stock Price Index is an unmanaged market-capitalization weighted index that measures the market value of 400 industrial stocks, 60 transportation and utility company stocks and 40 financial issues. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

(2) Portfolio characteristics and holdings are subject to change and may not be representative of current characteristics and holdings.

(3) S&P 500/BARRA Value Index is an unmanaged index of a subset of stocks from the S&P 500 that have low price-to-book ratios relative to the S&P 500 as a whole. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

(4) S&P 500/BARRA Growth Index is an unmanaged index of a subset of stocks from the S&P 500 that have high price-to-book ratios relative to the S&P 500 as a whole. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

PORTFOLIO MANAGEMENT

Value Strategies Team,
Banc of America Capital Management, LLC

PERFORMANCE OVERVIEW

[CHART]

3/27/98 - 6/30/01
GROWTH OF A $10,000 INVESTMENT

PLOT POINTS                     NATIONS VALUE PORTFOLIO               S&P 500
               3/26/1998                        $ 10,000                        $ 10,000
               6/30/1998                         $ 9,940                        $ 10,343
              12/31/1998                        $ 10,448                        $ 11,300
               6/30/1999                        $ 11,211                        $ 12,698
              12/31/1999                        $ 10,710                        $ 13,677
               6/30/2000                        $ 10,366                        $ 13,618
              12/31/2000                        $ 11,510                        $ 12,432
               6/30/2001                        $ 10,929                        $ 11,600

RETURNS as of 6/30/01

                             1 YEAR     SINCE INCEPTION*
                             ------     ---------------
NATIONS VALUE                5.42%         2.76%
S&P 500                    -14.82%         4.65%

 *Annualized Returns. Inception date is March 27, 1998.

THE CHART REPRESENTS A HYPOTHETICAL INVESTMENT IN NATIONS VALUE PORTFOLIO. THE RETURNS ASSUME REINVESTMENT OF ALL DISTRIBUTIONS AND INCLUDE CAPITAL GAINS AND PORTFOLIO LEVEL EXPENSES, BUT DO NOT INCLUDE INSURANCE CHARGES.

THE PERFORMANCE SHOWN INCLUDES THE EFFECT OF FEE WAIVERS AND/OR EXPENSE REIMBURSEMENTS BY THE INVESTMENT ADVISER AND/OR OTHER SERVICE PROVIDERS, WHICH HAVE THE EFFECT OF INCREASING TOTAL RETURN. HAD ALL FEES AND EXPENSES BEEN CONSIDERED, THE TOTAL RETURNS WOULD HAVE BEEN LOWER.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE VALUE OF THE CONTRACT WILL FLUCTUATE SO THAT WHEN REDEEMED, IT MAY BE WORTH MORE OR LESS THAN THE ORIGINAL INVESTMENT.

NATIONS VALUE PORTFOLIO

WHAT IS YOUR INVESTMENT OUTLOOK FOR THE REMAINDER OF 2001?(5)

Although value stocks have performed admirably over the period, we feel the future market environment is still quite positive for value equity investors.

First, if we consider how value stocks have performed in the past, we find some very encouraging data. Value stocks tend to perform well following periods of speculative excess. The S&P 500/BARRA Value Index, for example, has consistently posted a significant annualized return over the five-year periods following market "bubbles." This was true following the "Nifty Fifty" era of the early 1970s, the oil price surge in the late 1970s and the biotech rage of the late 1980s and early 1990s. Following each period of excess, the S&P 500/BARRA Value Index's return far outdistanced that of the S&P 500/BARRA Growth Index. It is uncertain whether the bursting of the "dot.com bubble" last year was a harbinger of another period of outperformance by value stocks. Based on historical precedent, however, this may well be the case.

Second, the Federal Reserve Board's easing of interest rates, investors' concerns over future energy costs and a slowing domestic economy appear to be positives for value stocks at today's valuations. The Portfolio is over-weighted in interest-rate sensitive companies, such as financial companies and utilities, that could continue to respond well to lower rates. The Portfolio also owns many cyclical companies that, we expect, will perform well as the economy strengthens.

Third, we believe negative earnings pre-announcements from major market leaders, the demise of over-inflated Internet stocks and the uncertainty that accompanies a new U.S. administration have given investors reasons to add more relatively conservative investments to their portfolios, such as value stocks.

Fourth, value stocks generally lead the market and the economy as the economy emerges from a recession or a significant economic slowdown.

The Portfolio's current strategy is to continue to overweight the most attractive sectors within our value discipline when viewed from a "bottom-up" approach. These sectors are capital goods, consumer staples, energy, finance and utilities. The most underweighted sectors at this time are retailing, health care and technology. Should valuations in these sectors become more attractive, we may add to them.

(5) The outlook for this Portfolio may differ from that presented for other Nations Funds Portfolios.

NATIONS ASSET ALLOCATION PORTFOLIO

NATIONS BALANCED ASSETS PORTFOLIO WAS RENAMED NATIONS ASSET ALLOCATION PORTFOLIO ON MAY 1, 2001. THE PORTFOLIO'S INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES, AND INVESTMENT SUB-ADVISER FOR THE EQUITY PORTION OF THE PORTFOLIO ALSO CHANGED AS OF MAY 1, 2001. PERFORMANCE AND COMMENTARY FROM BOTH CURRENT AND PRIOR INVESTMENT SUB-ADVISERS DURING THE PERIOD ARE REFLECTED BELOW.

HOW DID THE PORTFOLIO PERFORM?

For the period January 1, 2001 through April 30, 2001, the Portfolio returned -0.49% compared with the -5.00% return for the Standard & Poor's 500 Composite Stock Price Index(1) (S&P 500 Index) and the 2.61% return of the Lehman Aggregate Bond Index(2).

For the period May 1, 2001 through June 30, 2001, the Portfolio declined 1.09% versus a decline of 1.78% for the S&P 500 Index and a gain of 0.98% for the Lehman Aggregate Bond Index for the same period.

For the six-month period ending June 30, 2001, the Portfolio recorded a 1.58% loss, while the S&P 500 Index, returned -6.69% and the Lehman Aggregate Bond Index returned 3.62% for the same time period.

WHY DID THE PORTFOLIO PERFORM THIS WAY?(3)

The first six months of 2001 were somewhat tumultuous for both the equity and fixed income markets. Challenges continued to abound for equity investors, including high levels of market volatility, persistent concerns over corporate profits and mixed economic news. The first quarter of 2001 proved especially difficult for large-capitalization companies. The S&P 500 Index declined nearly 12% in the first quarter. However, the second quarter of 2001 represented somewhat of an improvement. The fixed income market responded to the Federal Reserve Board's (the Fed) easing of interest rates by steepening the yield curve in anticipation of inflationary pressures from easier credit conditions. The yield on the 10-year U.S. Treasury note ranged from a low of 4.75% on March 22, 2001 to a high of 5.52% on May 29, 2001 and ended June at 5.42% or 0.31% higher from December 31, 2000 levels.

For the period January 1, 2001 through April 30, 2001, the equity portion of the Portfolio was managed by Bank of America Capital Management, LLC's Investment Strategies Team, using a value-oriented approach. During this period, the Portfolio declined slightly. However, the Portfolio's value orientation helped to cushion the decline. Nearly all of the negative stock performance during this period was offset by the positive return in the bond portion of the Portfolio. The allocation to stocks remained close to the long-term target of 60% with bond investments making up the other 40% of the Portfolio.

(1) The Standard & Poor's 500 Composite Stock Price Index is an unmanaged market-capitalization weighted index that measures the market value of 400 industrial stocks, 60 transportation and utility company stocks and 40 financial issues. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

(2) The Lehman Aggregate Bond Index is an unmanaged index composed of the Lehman Government/Corporate Bond Index, the Asset-Backed Securities Index and the Mortgage-Backed Securities Index and includes U.S. Treasury issues, agency issues, corporate bond issues and mortgage-backed issues. All dividends are reinvested. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

(3) Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics.

PORTFOLIO MANAGEMENT

Fixed Income Management Team,
Banc of America Capital Management, LLC
Equity Management Team,
Chicago Equity Partners, LLC

PERFORMANCE OVERVIEW

3/27/98 - 6/30/01
GROWTH OF A $10,000 INVESTMENT

Plot Points       Nations Asset                   Lehman Aggregate
                Allocation Portfolio    S&P 500       Bond Index
 3/26/1998           $10,000            $10,000        $10,000
 6/30/1998           $ 9,790            $10,343        $10,234
12/31/1998           $ 9,777            $11,300        $10,703
 6/30/1999           $10,222            $12,698        $10,556
12/31/1999           $ 9,918            $13,677        $10,615
 6/30/2000           $ 9,836            $13,618        $11,038
12/31/2000           $10,725            $12,432        $11,849
 6/30/2001           $10,556            $11,600        $12,278

RETURNS as of 6/30/01

                             1 YEAR        SINCE INCEPTION*
                             ------       ---------------
NATIONS ASSET ALLOCATION        7.33%          1.67%
S&P 500                       -14.82%          4.65%
LEHMAN AGGREGATE BOND INDEX    11.23%          6.49%

*Annualized Returns. Inception date is March 27, 1998.

THE CHART REPRESENTS A HYPOTHETICAL INVESTMENT IN NATIONS ASSET ALLOCATION PORTFOLIO. THE RETURNS ASSUME REINVESTMENT OF ALL DISTRIBUTIONS AND INCLUDE CAPITAL GAINS AND PORTFOLIO LEVEL EXPENSES, BUT DO NOT INCLUDE INSURANCE CHARGES.

PRIOR TO MAY 1, 2001, THE PORTFOLIO HAD A DIFFERENT NAME, INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES AND INVESTMENT SUB-ADVISER.

THE PERFORMANCE SHOWN INCLUDES THE EFFECT OF FEE WAIVERS AND/OR EXPENSE REIMBURSEMENTS BY THE INVESTMENT ADVISER AND/OR OTHER SERVICE PROVIDERS, WHICH HAVE THE EFFECT OF INCREASING TOTAL RETURN. HAD ALL FEES AND EXPENSES BEEN CONSIDERED, THE TOTAL RETURNS WOULD HAVE BEEN LOWER.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE VALUE OF THE CONTRACT WILL FLUCTUATE SO THAT WHEN REDEEMED, IT MAY BE WORTH MORE OR LESS THAN THE ORIGINAL INVESTMENT.

NATIONS ASSET ALLOCATION PORTFOLIO

Most beneficial to performance was the overweight in the consumer staples sector. Philip Morris Companies, Inc. contributed significantly to performance during the period. The news of decreased litigation risk and strong earnings growth propelled the tobacco and food company to a much higher valuation. Also, investor's concerns over the strength of the economy made the consumer staples sector with its consistent earnings growth characteristics appear as a safe haven.

A challenge for the Portfolio during this period was the communications sector, which reacted negatively as widespread competition drove down pricing and sources of capital disappeared for weaker telecommunications companies.

For the period May 1, 2001 through June 30, 2001, the equity portion of the Portfolio was managed by Chicago Equity Partners, LLC, whose philosophy is to remain neutral to the benchmark Index in sector weightings and market capitalization and focus on individual stock selection. The Portfolio was repositioned from a primarily large-capitalization posture to have some exposure to small- and mid-capitalization companies, mirroring the construction of the S&P SuperComposite 1500(4). During this period, large-capitalization stocks have been laggards, and the Portfolio has benefited from exposure to small- and mid-capitalization stocks.

The larger contributor to performance was the technology sector. Within the technology sector, stock selection in the telecommunications and business machines industries benefited performance with underweightings in JDS Uniphase Inc., Nortel Networks Corporation and Hewlett-Packard Company and overweightings in International Business Machines Corporation, Lexmark International, Inc. and Cabletron Systems, Inc.

Health care and communication services sectors were the largest detractors from performance with overweighted positions relative to the benchmark in Merck & Company, Inc., Pfizer Inc., Worldcom, Inc. and Quest Communications International Inc.

While the Portfolio's equity investment sub-adviser changed on May 1, 2001, the fixed income portfolio manager remained unchanged. Contributing to the fixed income portion of the Portfolio's positive return was the decision to keep a substantial portion of the Portfolio invested in agency and AAA rated residential and commercial mortgage-backed securities. The prices of these bonds improved substantially relative to comparable maturity U.S. Treasury securities. Despite the strong performance of these sectors, the gains were offset by weakness in the Portfolio's positions in investment grade corporate securities. While corporate credits rallied in the first few months of the year, disappointing earnings and the prospect for a continuation of slower growth has pushed prices on many corporate bonds lower in the 2nd quarter.

(4) The S&P SuperComposite 1500 is an unmanaged index created by Standard & Poors combining the companies represented in three other indices--the S&P 500, MidCap 400 and SmallCap 600. The index represents 87% of the total capitalization of U.S. equity markets. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

NATIONS ASSET ALLOCATION PORTFOLIO

WHAT IS YOUR INVESTMENT OUTLOOK FOR THE REMAINDER OF 2001?(5)

In terms of the structure of the fixed income portion of the Portfolio, we are planning to increase our exposure to selected sectors of the investment grade corporate market in the second half of this year, as we believe corporate earnings should improve. While earnings are unlikely to impress over the next few months, many companies have written off everything but the kitchen sink, and we would not be surprised to see some positive earnings surprises through the end of this year.

We believe that the U.S. economy still shows signs of slowing, which wreaked havoc on the equity markets during the second half of 2000 and profit concerns have been at the root of most issues related to stocks. The Fed is addressing the slowdown with its 2.75% decrease in rates so far in 2001, and companies are addressing the earnings story through head count reductions. Many pundits predict by the fourth quarter the economy and corporate profits will turn positive, as the combination of the aforementioned may start to produce a stronger economy and stable earnings. We believe the stock market could benefit before we see the economy turn.

(5) The outlook for this Portfolio may differ from that presented for other Nations Funds Portfolios.

NATIONS INTERNATIONAL VALUE PORTFOLIO

HOW DID THE PORTFOLIO PERFORM?

For the six-month period ended June 30, 2001, Nations International Value Portfolio returned -4.88%. Over the same period, the Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE) Index(1) declined 14.87%.

WHY DID THE PORTFOLIO PERFORM THIS WAY?(2)

Throughout the six-month period ending June 30, 2001, a number of factors contributed to a difficult environment for many international markets, including steep declines among technology stocks, rising oil prices, escalating concerns over the potential for global economic slowing and worries about eroding corporate profits. These factors weighed on investor confidence and conspired to drag equity prices lower throughout much of the world.

Declining prices and a significant weighting in Japan negatively influenced returns for the Portfolio during the period. In addition, stock-specific weakness in Spain, Brazil and France also contributed to the Portfolio's overall decline. Solid gains among holdings in South Africa and generally strong returns from positions in the United Kingdom (as well as a significant U.K. weighting) proved positive contributors to the Portfolio's performance in the period.

By far, the greatest negative influence on Portfolio returns during the period was declining prices in the telecommunications industry. Throughout much of the period, telecom stocks fell in tandem with technology stocks. Among the worst-performing telecom holdings during the period were Telefonica SA, ADR (Spain), British Telecommunications plc, ADR (United Kingdom) and Telecomunicacoes Brasileiras SA-Telebras, ADR (Brazil). Many investors perceived economic slowing and profit warnings by leading telecom firms as signs that business prospects were deteriorating. In addition, reports of industry-wide overcapacity and dwindling demand, as well as company-specific reports of financial weakness, also fueled concern. We acknowledge problems within the telecom industry, but believe the market has unfairly punished all telecom companies. Based on our company-by-company research, we believe our telecom holdings remain well positioned to generate wealth for shareholders over the long term. Stock-specific declines within the electrical & electronics industry, such as Alcatel SA, ADR (France) and Matsushita Electric Industrial Company Ltd., ADR (Japan) also adversely affected overall performance.

Holdings in the beverages and tobacco industry and the food and household products industry were among the best performers during the period. For example, top-performing beverages and tobacco companies included Diageo plc, ADR (United Kingdom), British American Tobacco plc, ADR (United Kingdom) and South African Breweries, ADR (South Africa). Among the best-performing positions in the food and household products industry were Unilever plc, ADR (United Kingdom) and Reckitt Benckiser (United Kingdom).

INTERNATIONAL INVESTING MAY INVOLVE SPECIAL RISKS, INCLUDING FOREIGN TAXATION, CURRENCY RISKS, RISKS ASSOCIATED WITH POSSIBLE DIFFERENCES IN FINANCIAL STANDARDS AND OTHER MONETARY AND POLITICAL RISKS ASSOCIATED WITH FUTURE POLITICAL AND ECONOMIC DEVELOPMENTS.

(1) The Morgan Stanley Capital International Europe, Australasia and Far East Index is an unmanaged, capitalization-weighted index consisting of securities listed on exchanges in European, Australasian and Far Eastern markets and includes dividends and distributions, but does not reflect fees, brokerage commissions or other expenses of investing. It is unavailable for investment.

(2) Portfolio characteristics and holdings are subject to change and may not be representative of current characteristics and holdings.

PORTFOLIO MANAGEMENT

Large Cap Investment Committee,
Brandes Investment Partners, L.P.

[CHART]

PERFORMANCE OVERVIEW
7/7/00 - 6/30/01
GROWTH OF A $10,000 INVESTMENT

PLOT POINTS                    NATIONS INTERNATIONAL VALUE PORTFOLIO    MSCI EAFE
                   7/7/2000                        $ 10,000                        $ 10,000
                  9/30/2000                         $ 9,090                         $ 9,194
                 12/31/2000                         $ 9,465                         $ 8,947
                  3/31/2001                         $ 8,853                         $ 7,718
                  6/30/2001                         $ 9,003                         $ 7,617

RETURNS as of 6/30/01

                                    SINCE INCEPTION*
                                    ---------------
NATIONS INTERNATIONAL  VALUE            -9.97%
MSCI EAFE                              -23.83%

*Cumulative Returns. Inception date is July 7, 2000.

THE CHART REPRESENTS A HYPOTHETICAL INVESTMENT IN NATIONS INTERNATIONAL VALUE PORTFOLIO. THE RETURNS ASSUME REINVESTMENT OF ALL DISTRIBUTIONS AND INCLUDE CAPITAL GAINS AND PORTFOLIO LEVEL EXPENSES, BUT DO NOT INCLUDE INSURANCE CHARGES.

THE PERFORMANCE SHOWN INCLUDES THE EFFECT OF FEE WAIVERS AND/OR EXPENSE REIMBURSEMENTS BY THE INVESTMENT ADVISER AND/OR OTHER SERVICE PROVIDERS, WHICH HAVE THE EFFECT OF INCREASING TOTAL RETURN. HAD ALL FEES AND EXPENSES BEEN CONSIDERED, THE TOTAL RETURNS WOULD HAVE BEEN LOWER.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE VALUE OF THE CONTRACT WILL FLUCTUATE SO THAT WHEN REDEEMED, IT MAY BE WORTH MORE OR LESS THAN THE ORIGINAL INVESTMENT.

NATIONS INTERNATIONAL VALUE PORTFOLIO

De Beers (South Africa - miscellaneous materials and commodities) was one of the Portfolio's better performers, as well. In May, we sold our shares in the company after shareholders approved an $18.7 billion buy-out bid that makes the company a subsidiary of U.K.-based mining group Anglo American. Months earlier, a consortium led by Anglo American and the Oppenheimer family made an offer for the company that we believed did not fully reflect the value of the De Beers business. After our public resistance to the buy-out bid, the offer was enhanced. As a result, we dropped our opposition to the buy-out and sold our shares in the open market.

WHAT IS YOUR INVESTMENT OUTLOOK FOR THE REMAINDER OF 2001?(3)

As a "bottom-up" manager, we do not make any "top-down" projections for countries, regions, economies, or interest rates. We choose companies based on a comprehensive review of their fundamental strengths designed to give us a firm understanding of their businesses and intrinsic values. Applied globally, our investment process continues to uncover promising opportunities among developed and emerging markets. The strengths of the Portfolio holdings inspire optimism for long-term outperformance. We believe long-term investors will be rewarded for their patience as stock markets evolve to more accurately reflect companies' underlying values.

(3) The outlook for this Portfolio may differ from that presented for other Nations Funds Portfolios.

NATIONS HIGH YIELD BOND PORTFOLIO

HOW DID THE PORTFOLIO PERFORM?

For the six-month period ended June 30, 2001, Nations High Yield Bond Portfolio returned 5.25%. The Portfolio outperformed the 4.29% return of the Credit Suisse First Boston (CSFB) Global High Yield Bond Index(1) (the Index) for the period.

WHY DID THE PORTFOLIO PERFORM THIS WAY?(2)

The Portfolio's ability to outperform the Index was due to what it didn't own as well as to what it did. The Portfolio's underweighted positions in telecommunications, and metals and mining helped performance, as these sectors were the year's worst performers. Top performing sectors that contributed to performance were positions in health care and gaming. Having an overweighted position in lower-quality, single B credits had a negative impact on the Portfolio's performance relative to the benchmark, as a flight-to-quality movement caused BB credits to sharply outperform B rated bonds.

Several of the Portfolio's best performers were the result of merger and acquisition activity. Generac Portable, a manufacturer of engine-powered tools, was the top performing position within the Portfolio, following its announcement that Briggs & Stratton had agreed to acquire the firm. Efficient Networks, a maker of digital subscriber line modems, was also a top performer on news that it was being acquired by Siemens. Other top performers were companies the Portfolio purchased at steeply discounted prices and experienced positive earnings. The proposed acquisition of Digital Island by Cable and Wireless plc increased the value of our holdings in Digital Island's debt substantially, making it one of our best performers. As part of the acquisition, Cable and Wireless plc will tender the debt of Digital Island. We sold our holdings in Digital Island to take advantage of this favorable offer and put the money to work in other areas.

Recently the health care sector has benefited from greater government reimbursement, which has increased revenue and earnings for many companies in this industry. With improved earnings for hospitals and nursing homes, many investors have been more attracted to the defensive nature of this sector. The ambiguity of the current economy has lifted the health care sector relative to the rest of the market, as consistent demand has made the sector resilient in uncertainty. Significant holdings that we have in the health care sector are Apria Healthcare Group Inc., Magellan Health Services, Inc., Alaris Medical Systems, Inc., Medaphis and Team Health, Inc.

Unfortunately, the Portfolio suffered from a severe credit setback at ICG Communications, a competitive local-exchange carrier. After the Portfolio purchased the company's bonds, ICG received $750 million in cash equity from Liberty Media and Hicks Muse. Shortly thereafter, however, poor execution led the company into Chapter 11. Although the Portfolio had puchased the securities at discounted prices, we sold the bonds at a substantial loss, with a negative impact on performance. The Portfolio's international cable holdings also impacted performance, as these credits traded lower on capital concerns similar to those in the telecom sector.

THE PORTFOLIO INVESTS PRIMARILY IN HIGH-YIELD DEBT SECURITIES, WHICH ARE OFTEN REFERRED TO AS "JUNK BONDS." HIGH-YIELD DEBT SECURITIES OFFER THE POTENTIAL FOR HIGHER INCOME THAN OTHER KINDS OF DEBT SECURITIES WITH SMALLER MATURITIES, BUT THEY ALSO HAVE HIGHER RISK.

(1) The Credit Suisse First Boston (CSFB) Global High Yield Bond Index is an unmanaged, trader-priced portfolio constructed to mirror the high yield debt market. The index is unavailable for investment and does not reflect fees, brokerage commissions or other expenses of investing.

(2) Portfolio characteristics and holdings are subject to change and may not be representative of current characteristics and holdings.

PORTFOLIO MANAGEMENT

High Yield Portfolio Management Team,
MacKay Shields LLC

PERFORMANCE OVERVIEW

[CHART]

7/7/00 - 6/30/01
GROWTH OF A $10,000 INVESTMENT

PLOT POINTS              NATIONS HIGH YIELD BOND PORTFOLIO     CSFB GLOBAL HIGH YIELD
             7/7/2000                        $ 10,000                        $ 10,000
            9/30/2000                        $  9,970                        $ 10,068
           12/31/2000                        $  9,466                        $  9,559
            3/31/2001                        $ 10,058                        $ 10,031
            6/30/2001                        $  9,963                        $  9,969


RETURNS as of 6/30/01

                                     SINCE INCEPTION*
                                     ---------------
NATIONS HIGH YIELD BOND                  -0.37%
CSFB GLOBAL HIGH YIELD                   -0.31%


*Cumulative Returns. Inception date is July 7, 2000.

THE CHART REPRESENTS A HYPOTHETICAL INVESTMENT IN NATIONS HIGH YIELD BOND PORTFOLIO. THE RETURNS ASSUME REINVESTMENT OF ALL DISTRIBUTIONS AND INCLUDE CAPITAL GAINS AND PORTFOLIO LEVEL EXPENSES, BUT DO NOT INCLUDE INSURANCE CHARGES.

THE PERFORMANCE SHOWN INCLUDES THE EFFECT OF FEE WAIVERS AND/OR EXPENSE REIMBURSEMENTS BY THE INVESTMENT ADVISER AND/OR OTHER SERVICE PROVIDERS, WHICH HAVE THE EFFECT OF INCREASING TOTAL RETURN. HAD ALL FEES AND EXPENSES BEEN CONSIDERED, THE TOTAL RETURNS WOULD HAVE BEEN LOWER.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE VALUE OF THE CONTRACT WILL FLUCTUATE SO THAT WHEN REDEEMED, IT MAY BE WORTH MORE OR LESS THAN THE ORIGINAL INVESTMENT.

NATIONS HIGH YIELD BOND PORTFOLIO

WHAT IS YOUR INVESTMENT OUTLOOK FOR THE REMAINDER OF 2001?(3)

The high yield market continues to be divided. We believe the market is split between higher-quality issues that are fairly to over-valued, while the more speculative companies are trading at deep discounts, as indicated by their extremely high yields. These deep discounts are warranted if the economy heads into a recession and the default rate continues to climb. We expect default rates to peak in the second half of 2001.

Spreads as measured by the Index are approaching more normal valuations. In our view, the high yield market should continue to perform well based on the "soft landing" scenario that the Federal Reserve Board (the Fed) is forecasting. While past performance is no guarantee of future results, history suggests that such a scenario typically results in a steepening yield curve, making short-term bonds less attractive and encouraging investors to move money into higher-yielding instruments. We believe these factors might prompt a strong technical rally in the high yield market, with lower-rated credits (single B bonds) outperforming higher-rated ones, and deferred-interest securities outperforming those that pay cash. As a result, the Portfolio is overweighted in single B credits and slightly overweighted in zero-coupon bonds.

The economy and the stock market remain key concerns. Defaults rose in 2000, and Moody's Investor Services, Inc.(4) is forecasting default rates to reach 9% by the end of 2001. If the Fed can engineer a "soft-landing," we believe that high-yield spreads may tighten substantially as the risk of recession subsides.

Although the Portfolio is focused on lower-rated credits, it remains underweighted in cyclical sectors, including auto parts manufacturers, building products and homebuilders, steel companies, paper companies and retailers, which are the most likely to be hurt in a recession. The Portfolio's barbell approach may help it participate in an up market, yet minimize the impact of an economic slowdown. Despite the potential for a telecom rally in 2001, most names do not fit the Portfolio's investment process and ongoing capital needs could put pressure on bond prices.

Several forces could impact the market in 2001, including slowing global economies, rising loan defaults at major financial institutions, sharply higher energy and electricity costs, the California utility crisis, rising unemployment, and the Fed's response to any or all of these factors. Whatever the markets or the economy may bring, the Portfolio will seek to continue to stick to its investment discipline, focusing on companies with strong asset coverage and/or free cash flow.





(3) The outlook for this Portfolio may differ from that presented for other Nations Funds Portfolios.

(4) Moody's Investor Services, Inc, a leading global credit rating, research and risk analysis firm, publishes credit opinions, research, and ratings on fixed-income securities, issuers of securities and other credit obligations.

NATIONS MIDCAP GROWTH PORTFOLIO

HOW DID THE PORTFOLIO PERFORM?

For the period from May 1, 2001 (commencement of operations) through June 30, 2001, Nations MidCap Growth Portfolio fell 4.20% compared to an increase of 1.92% for the Standard & Poor's MidCap 400 Index(1).

WHY DID THE PORTFOLIO PERFORM THIS WAY?(2)

Although the Federal Reserve Board (the Fed) lowered interest rates six times during the period and Congress gave Americans welcome news in terms of impending tax relief, widespread layoffs, write-downs and earnings misses still plagued businesses. In addition, business sentiment and the Purchasing Managers' Index(3) reached lows that were last seen during the recession of 1991. The positive effects of changes in the economy take time, as the headwinds of past high interest rates and commodity prices are just now subsiding. While investors saw clearer skies in the second quarter of 2001, the rally was largely concentrated in April.

May and June were difficult months for the Portfolio. The performance lag relative to the primary benchmark can be attributed to a handful of stocks and a couple of sectors. Calpine Corporation, an independent power producer with exposure to the California market, fell sharply during the quarter. As if the regulatory and political entanglement in California was not enough, the bankrupt utility PG&E Corporation threatened to reject certain contracts with the company and refuse payment on past-due receivables. We believe, however, these contracts will be honored and that the decline in Calpine's stock price represents an overreaction.

Waters Corporation fell sharply during the second quarter after announcing weakness in its mass spectrometry business. Waters is a leader in the instrumentation segment of the life sciences tools industry. The company has posted consistent earnings growth, but we feel its competitive landscape merits close monitoring.

The Portfolio was hurt by its underweighted position in the consumer-cyclical sectors, particularly retailing. While we currently own a number of outstanding retailers, including Tiffany & Company, Bed Bath and Beyond Inc. and Talbots, Inc., we are remaining selective in this economically sensitive sector due to concerns over its dependence on strong consumer spending patterns. The Portfolio has considerable exposure in the health care sector and had several companies turn in outstanding performances.

INVESTING IN MID-SIZED COMPANIES MAY INVOLVE RISKS NOT ORDINARILY ASSOCIATED WITH INVESTMENTS IN LARGER, MORE ESTABLISHED COMPANIES. RISKS FOR SMALLER COMPANIES INCLUDE FOR INSTANCE, BUSINESS RISKS, SIGNIFICANT STOCK PRICE FLUCTUATIONS AND ILLIQUIDITY.

(1) The Standard & Poor's MidCap 400 Index is a market-value weighted index that measures the market value of 400 domestic stocks chosen for market size, liquidity and industry representations. It is unmanaged and not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

(2) Portfolio characteristics and holdings are subject to change and may not be representative of current characteristics and holdings.

(3) The Purchasing Managers' Index (PMI) is a composite index based on the seasonally adjusted diffusion indexes for five of the indicators (New Orders, Production, Supplier Deliveries, Inventories, and Employment) with varying weights. The National Association of Purchasing Management calculates PMI results.

PORTFOLIO MANAGEMENT

Growth Strategies Team,
Banc of America Capital Management, LLC

PERFORMANCE OVERVIEW

[CHART]

5/01/01 - 6/30/01
GROWTH OF A $10,000 INVESTMENT

PLOT POINTS                 NATIONS MIDCAP GROWTH PORTFOLIO              S&P MIDCAP 400
                5/1/2001                        $ 10,000                       $ 10,000
               5/31/2001                         $ 9,780                       $ 10,233
               6/30/2001                         $ 9,580                       $ 10,192

RETURNS as of 6/30/01

                                    SINCE INCEPTION*
                                    ---------------
NATIONS MIDCAP GROWTH                 -4.20%
S&P MIDCAP 400                         1.92%

*Cumulative Returns. Inception date is May 1, 2001.


THE CHART REPRESENTS A HYPOTHETICAL INVESTMENT IN NATIONS MIDCAP GROWTH PORTFOLIO. THE RETURNS ASSUME REINVESTMENT OF ALL DISTRIBUTIONS AND INCLUDE CAPITAL GAINS AND PORTFOLIO LEVEL EXPENSES, BUT DO NOT INCLUDE INSURANCE CHARGES.

THE PERFORMANCE SHOWN INCLUDES THE EFFECT OF FEE WAIVERS AND/OR EXPENSE REIMBURSEMENTS BY THE INVESTMENT ADVISER AND/OR OTHER SERVICE PROVIDERS, WHICH HAVE THE EFFECT OF INCREASING TOTAL RETURN. HAD ALL FEES AND EXPENSES BEEN CONSIDERED THE TOTAL RETURNS WOULD HAVE BEEN LOWER.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE VALUE OF THE CONTRACT WILL FLUCTUATE SO THAT WHEN REDEEMED, IT MAY BE WORTH MORE OR LESS THAN THE ORIGINAL INVESTMENT.

NATIONS MIDCAP GROWTH PORTFOLIO

During the period as a whole, a number of companies performed extremely well. Software companies Citrix Systems, Inc., Quest Software, Inc. and Precise Software Solutions Ltd. matched earnings expectations in the face of weakness throughout the software sector. Sunguard Data, Jack Henry & Associates, Inc. and CSG Systems International, Inc. (all provide outsourced computer services) continued to experience strong secular growth in their respective businesses. The volatile market continued to provide opportunities in many existing holdings at attractive prices. In addition, we initiated positions in Talbots, Inc., Circuit City Stores - Circuit City Group and Amphenol, while removing Biogen and Styker from the Portfolio after they reached historically high valuations.

WHAT IS YOUR INVESTMENT OUTLOOK FOR THE REMAINDER OF 2001?(4)

Only a year or so ago, mid- and small-cap investors lamented the treatment they were receiving from investors who ignored the wonderful growth prospects of so many companies simply because they were not large-cap stocks. Today, we believe much of that has been corrected and there no longer appears to be scores of woefully undervalued stocks that don't reflect their growth potential.

While technology stocks have recently experienced enormous volatility, we remain undeterred and continue to place a heavy emphasis on the best of breed companies in technology and telecommunications that can dominate their rapidly growing markets. We think many compelling growth opportunities exist outside of technology. We also will continue to focus on areas such as health care, retailing, broadcasting, capital goods and select financials. Our challenge is to identify businesses with sustainable competitive advantages and the ability to consistently produce superior growth in revenue, cash flow and earnings.



(4) The outlook for this Portfolio may differ from that presented for other Nations Funds Portfolios.

NATIONS FUNDS

NATIONS SEPARATE ACCOUNT TRUST -- MARSICO INTERNATIONAL OPPORTUNITIES PORTFOLIO
 Statement of net assets                            June 30, 2001 (unaudited)

  SHARES                                                 VALUE
-----------------------------------------------------------------
            COMMON STOCKS - 89.6%
            BRAZIL - 7.3%
    22,840  Embraer-Empresa Brasileira de
            Aeronautica SA, ADR+....................  $   891,902
                                                      -----------
            CANADA - 5.9%
     7,963  Canadian Natural Resources Ltd..........      235,332
    30,472  Westjet Airlines Ltd.+..................      488,926
                                                      -----------
                                                          724,258
                                                      -----------
            CHINA - 1.6%
    10,100  CNOOC Ltd., ADR+........................      191,395
                                                      -----------
            FRANCE - 3.2%
     2,837  TotalFinaElf SA.........................      397,257
                                                      -----------
            GERMANY - 13.6%
     1,038  Allianz AG..............................      304,669
     3,385  AMB Generali Holding AG.................      355,350
     9,186  Bayerische Motoren Werke (BMW) AG.......      302,519
     9,812  KarstadtQuelle AG+......................      304,445
     1,144  Porsche AG..............................      394,182
                                                      -----------
                                                        1,661,165
                                                      -----------
            IRELAND - 7.0%
     7,577  Elan Corporation plc, ADR+..............      462,197
     7,595  Ryanair Holdings plc, ADR+..............      394,560
                                                      -----------
                                                          856,757
                                                      -----------
            JAPAN - 12.4%
     1,300  Fast Retailing Company, Ltd.............      226,187
        32  Fuji Television Network, Inc............      183,964
    67,000  Mitsubishi Heavy Industries, Ltd........      305,669
    17,000  NEC Corporation.........................      229,674
    28,000  Takuma Company, Ltd.....................      280,629
    34,000  The Suruga Bank, Ltd....................      286,241
                                                      -----------
                                                        1,512,364
                                                      -----------
            MEXICO - 2.1%
    75,707  Wal-Mart de Mexico SA de CV,
            Series C................................      185,196
  SHARES                                                 VALUE
-----------------------------------------------------------------
            MEXICO (CONTINUED)
    25,106  Wal-Mart de Mexico SA de CV,
            Series V................................  $    67,962
                                                      -----------
                                                          253,158
                                                      -----------
            NETHERLANDS - 11.3%
    14,584  Heineken Holding NV, "A"................      444,484
    14,276  Koninklijke Ahold NV+...................      447,183
    20,582  KPNQwest NV+............................      180,868
     5,161  Unilever NV.............................      309,345
                                                      -----------
                                                        1,381,880
                                                      -----------
            SPAIN - 6.2%
     7,977  Flextronics International Ltd.+.........      208,279
    22,610  Industria De Diseno Textil, SA+.........      360,818
     3,909  Check Point Software Technologies
            Ltd.+...................................      197,678
                                                      -----------
                                                          766,775
                                                      -----------
            SWITZERLAND - 5.5%
        73  Julius Baer Holding AG "B"..............      280,832
     2,700  UBS AG (REGD)...........................      386,787
                                                      -----------
                                                          667,619
                                                      -----------
            UNITED KINGDOM - 13.5%
    13,188  GlaxoSmithKline plc.....................      370,918
    51,284  Northern Rock plc.......................      416,849
    17,703  Reuters Group plc.......................      229,783
    35,077  Shire Pharmaceuticals Group plc+........      638,302
                                                      -----------
                                                        1,655,852
                                                      -----------
            TOTAL COMMON STOCKS
              (Cost $11,105,571)....................   10,960,382
                                                      -----------
PRINCIPAL
  AMOUNT
  ------
            SHORT TERM INVESTMENTS - 11.4% (Cost
              $1,399,854)
            FEDERAL HOME LOAN MORTGAGE CORPORATION
              (FHLMC) - 11.4%
$1,400,000  3.75% 07/02/01..........................    1,399,708
                                                      -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

NATIONS SEPARATE ACCOUNT TRUST -- MARSICO INTERNATIONAL OPPORTUNITIES PORTFOLIO
 Statement of net assets (continued)                June 30, 2001 (unaudited)

  SHARES                                                 VALUE
-----------------------------------------------------------------
            INVESTMENT COMPANIES - 0.4% (Cost
              $49,000)
    49,000  Nations Cash Reserves#..................  $    49,000
                                                      -----------
TOTAL INVESTMENTS
  (Cost $12,554,425*)...................     101.4 %   12,409,090
                                                      -----------
Other assets and liabilities (net)......      (1.4)%
Cash................................................. $   135,861
Receivable for investment securities sold............   1,682,266
Receivable for Fund shares sold......................       1,848
Dividends receivable.................................      27,645
Interest receivable..................................         127
Unamortized organization costs.......................       6,709
Payable for Fund shares redeemed.....................     (14,253)
Investment advisory fee payable......................        (456)
Administration fee payable...........................      (2,219)
Payable for investment securities purchased..........  (1,960,022)
Accrued Trustees'/Directors' fees and expenses.......     (21,193)
Accrued expenses and other liabilities...............     (25,560)
                                                      -----------
TOTAL OTHER ASSETS AND LIABILITIES (NET).............    (169,247)
                                                      -----------
NET ASSETS..............................     100.0 %  $12,239,843
                                                      ===========

                                                VALUE
--------------------------------------------------------
          NET ASSETS CONSIST OF:
          Undistributed net investment
            income.........................  $    93,683
          Accumulated net realized loss on
            investments sold, foreign
            currencies and net other
            assets.........................   (1,750,514)
          Net unrealized depreciation of
            investments, foreign currencies
            and net other assets...........     (145,598)
          Paid-in capital..................   14,042,272
                                             -----------
          NET ASSETS.......................  $12,239,843
                                             ===========
          NET ASSET VALUE, OFFERING AND
            REDEMPTION PRICE PER SHARE
            ($12,239,843  DIVIDED BY
            1,105,256 shares of common
            stock outstanding).............  $     11.07
                                             ===========

-----------------
* Federal Income Tax Information: Net unrealized depreciation of $145,335 on investment securities was comprised of gross appreciation of $370,787 and gross depreciation of $516,122 for federal income tax purposes. At
     June 30, 2001, the aggregate cost of securities for federal income tax purposes was $12,554,425.
+    Non-income producing security.
# Money market mutual fund registered under the Investment Company Act of 1940, as amended, and sub-advised by Banc of America Capital Management, LLC.

Abbreviation:
     ADR   American Depository Receipt

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

NATIONS SEPARATE ACCOUNT TRUST -- MARSICO INTERNATIONAL OPPORTUNITIES PORTFOLIO
 Statement of net assets (continued)                June 30, 2001 (unaudited)

At June 30, 2001, sector diversification was as follows:

                                             % OF
SECTOR DIVERSIFICATION                    NET ASSETS     VALUE
------------------------------------------------------------------
COMMON STOCKS:
Pharmaceuticals.........................       12.1%  $ 1,471,417
Commercial banking......................        7.8       953,860
Aerospace and defense...................        7.3       891,902
Airlines................................        7.2       883,486
Automotive..............................        5.7       696,701
Insurance...............................        5.4       660,019
Integrated oil..........................        4.8       588,652
Department and discount stores..........        4.6       557,603
Food and drug stores....................        3.7       447,183
Commercial services.....................        3.6       444,484
Consumer credit and mortgages...........        3.4       416,849
Apparel and textiles....................        2.9       360,818
Food products...........................        2.5       309,345
Heavy machinery.........................        2.5       305,669
Diversified manufacturing...............        2.3       280,629
Exploration and production..............        1.9       235,332
Publishing and advertising..............        1.9       229,783
Electronics.............................        1.9       229,674
Retail - Specialty......................        1.8       226,187
Diversified electronics.................        1.7       208,279
Other...................................        4.6       562,510
                                           --------   -----------
TOTAL COMMON STOCKS.....................       89.6    10,960,382
SHORT TERM INVESTMENTS..................       11.4     1,399,708
INVESTMENT COMPANIES....................        0.4        49,000
                                           --------   -----------
TOTAL INVESTMENTS.......................      101.4    12,409,090
OTHER ASSETS AND LIABILITIES (NET)......       (1.4)     (169,247)
                                           --------   -----------
NET ASSETS..............................      100.0%  $12,239,843
                                           ========   ===========

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

NATIONS SEPARATE ACCOUNT TRUST -- INTERNATIONAL VALUE PORTFOLIO
 Statement of net assets                            June 30, 2001 (unaudited)

SHARES                                               VALUE
-------------------------------------------------------------
         COMMON STOCKS - 93.9%
         ARGENTINA - 0.4%
  1,700  Telecom Argentina Stet-France Telecom
         SA, ADR.................................  $   26,265
                                                   ----------
         BRAZIL - 3.1%
  3,900  Banco Bradesco SA, ADR..................      20,265
    230  Brasil Telecom Participacoes SA, ADR....       9,662
 16,900  Centrais Eletricas Brasileiras SA,
         ADR+....................................     108,669
  2,210  Petroleo Brasileiro SA "A", ADR+........      51,692
                                                   ----------
                                                      190,288
                                                   ----------
         CANADA - 0.2%
    610  TELUS Corporation, Non Voting Shares....      12,810
                                                   ----------
         CHINA - 0.7%
  1,996  PetroChina Company Ltd., ADR............      40,718
                                                   ----------
         DENMARK - 0.5%
  1,700  Den Danske Bank A/S, ADR................      30,544
                                                   ----------
         FRANCE - 4.9%
  5,410  Alcatel SA, ADR.........................     112,203
  1,540  Alstom SA, ADR..........................      42,966
  3,850  Compagnie Generale des Etablissements
         Michelin................................     121,804
    330  Eridania Beghin-Say SA..................      27,100
                                                   ----------
                                                      304,073
                                                   ----------
         GERMANY - 5.2%
  2,200  BASF AG, ADR............................      86,680
  4,310  Deutsche Telekom AG, ADR................      96,760
  2,690  E.On AG, ADR............................     139,208
                                                   ----------
                                                      322,648
                                                   ----------
         HONG KONG - 1.7%
 11,520  CLP Holdings Ltd., ADR..................      48,298
 11,620  Swire Pacific, Ltd. "A", ADR............      60,188
                                                   ----------
                                                      108,486
                                                   ----------
         IRELAND - 1.8%
  4,020  Allied Irish Banks plc, ADR.............      90,450
    560  Bank of Ireland, ADR+...................      21,874
                                                   ----------
                                                      112,324
                                                   ----------
SHARES                                               VALUE
-------------------------------------------------------------
         ITALY - 3.6%
  1,570  ENI SpA, ADR............................  $   96,869
  1,440  Telecom Italia SpA, ADR.................     126,720
                                                   ----------
                                                      223,589
                                                   ----------
         JAPAN - 19.0%
  2,000  Daiichi Pharmaceutical Company, Ltd.....      46,264
  7,000  Daiwa House Industry Company, Ltd.......      54,891
  1,590  Hitachi, Ltd., ADR......................     157,394
     18  Japan Tobacco, Inc......................     124,118
  6,010  Komatsu Ltd.+...........................     110,258
  7,160  Matsushita Electric Industrial Company
         Ltd., ADR...............................     113,128
 25,000  Mitsubishi Heavy Industries, Ltd........     114,055
 13,780  Mitsubishi Tokyo Financial Group
         Inc.+...................................     116,579
 15,000  Nippon Mitsubishi Oil Corporation.......      84,669
  4,100  Nippon Telegraph and Telephone
         Corporation, ADR........................     109,060
  2,000  Ono Pharmaceutical Company, Ltd.........      63,502
  4,800  Sumitomo Mitsui Banking Corporation,
         ADR+....................................      39,642
  1,060  Tokio Marine & Fire Insurance Company,
         Ltd., ADR...............................      49,301
                                                   ----------
                                                    1,182,861
                                                   ----------
         MEXICO - 3.3%
  2,460  America Movil SA de CV "L", ADR+........      51,316
  4,390  Telefonos de Mexico SA de CV "L", ADR...     154,044
                                                   ----------
                                                      205,360
                                                   ----------
         NETHERLANDS - 1.3%
  1,920  Akzo Nobel NV, ADR......................      81,754
                                                   ----------
         NEW ZEALAND - 0.8%
  2,760  Telecom Corporation of New Zealand Ltd.,
         ADR.....................................      50,094
                                                   ----------
         PORTUGAL - 1.1%
  9,792  Portugal Telecommunications, SGPS SA,
         ADR+....................................      67,663
                                                   ----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

NATIONS SEPARATE ACCOUNT TRUST -- INTERNATIONAL VALUE PORTFOLIO
 Statement of net assets (continued)                June 30, 2001 (unaudited)

SHARES                                               VALUE
-------------------------------------------------------------
         SINGAPORE - 3.3%
  3,410  DBS Group Holdings Ltd., ADR............  $  100,318
  3,200  Jardine Matheson Holdings, Ltd., ADR....      19,680
 13,000  Overseas-Chinese Banking Corporation
         Ltd.....................................      84,907
                                                   ----------
                                                      204,905
                                                   ----------
         SOUTH AFRICA - 1.9%
 15,240  South African Breweries, ADR+...........     115,324
                                                   ----------
         SOUTH KOREA - 4.6%
  9,780  Korea Electric Power Corporation, ADR...      92,910
  4,400  Korea Telecom Corporation, ADR..........      96,712
  4,810  Pohang Iron & Steel Company Ltd.,
         ADR+....................................      94,853
                                                   ----------
                                                      284,475
                                                   ----------
         SPAIN - 8.3%
  6,350  Altadis, SA.............................      90,530
  7,800  Banco Bilbao Vizcaya Argentaria SA,
         ADR.....................................     100,776
 10,600  Repsol YPF SA, ADR......................     176,596
  3,900  Telefonica SA, ADR+.....................     145,235
                                                   ----------
                                                      513,137
                                                   ----------
         SWITZERLAND - 4.6%
  4,330  Swisscom AG, ADR........................     103,271
  5,400  Zurich Financial Services AG, ADR+......     184,171
                                                   ----------
                                                      287,442
                                                   ----------
         UNITED KINGDOM - 23.4%
  9,320  BAE Systems plc, ADR....................     178,394
    540  BOC Group plc, ADR+.....................      15,930
 11,280  British American Tobacco plc, ADR.......     178,223
  1,230  British Energy plc, ADR+................      19,250
SHARES                                               VALUE
-------------------------------------------------------------
         UNITED KINGDOM (CONTINUED)
    812  British Telecommunications plc, ADR.....  $   52,496
  1,170  Cadbury Schweppes plc, ADR..............      31,824
  9,930  Corus Group plc, ADR....................      83,611
  3,718  Diageo plc, ADR.........................     163,406
  2,370  HSBC Holdings plc, ADR..................     141,963
  5,050  Imperial Chemical Industries plc, ADR...     119,938
    300  Innogy Holdings plc, ADR+...............       9,225
 30,450  Invensys plc, ADR+......................     115,198
  1,770  J Sainsbury plc+........................      44,135
  4,780  Marks & Spencer plc, ADR+...............     104,267
  1,280  Rolls-Royce plc, ADR+...................      20,995
  5,210  Unilever plc, ADR.......................     179,745
                                                   ----------
                                                    1,458,600
                                                   ----------
         VENEZUELA - 0.2%
    530  Cia Anonima Nacional Telefonos de
         Venezuela, ADR..........................      12,423
                                                   ----------
         TOTAL COMMON STOCKS
           (Cost $6,160,246).....................   5,835,783
                                                   ----------
         PREFERRED STOCKS - 1.2%
         BRAZIL - 1.2%
    530  Companhia de Bebidas das Americas,
         Preferred ADR...........................      12,270
  1,380  Telecomunicacoes Brasileiras SA -
         Telebras, ADR Pfd. Block................      64,515
                                                   ----------
                                                       76,785
                                                   ----------
         TOTAL PREFERRED STOCKS
           (Cost $98,855)........................      76,785
                                                   ----------
         INVESTMENT COMPANIES - 10.2%
           (Cost $633,000)
633,000  Nations Cash Reserves#..................     633,000
                                                   ----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

NATIONS SEPARATE ACCOUNT TRUST -- INTERNATIONAL VALUE PORTFOLIO
 Statement of net assets (continued)                June 30, 2001 (unaudited)

                                                     VALUE
-----------------------------------------------------------------
TOTAL INVESTMENTS
  (Cost $6,892,101*)....................    105.3 %   $ 6,545,568
                                                      -----------
OTHER ASSETS AND LIABILITIES (NET)......     (5.3)%
Cash................................................  $   127,850
Receivable for investment securities sold...........        9,000
Receivable for Fund shares sold.....................       27,102
Dividends receivable................................       28,345
Interest receivable.................................        1,386
Receivable from investment advisor..................          793
Payable for Fund shares redeemed....................          (81)
Administration fee payable..........................       (1,042)
Payable for investment securities purchased.........     (492,028)
Accrued Trustees'/Directors' fees and expenses......      (11,088)
Accrued expenses and other liabilities..............      (17,784)
                                                      -----------
TOTAL OTHER ASSETS AND LIABILITIES (NET)............     (327,547)
                                                      -----------
NET ASSETS..............................    100.0 %   $ 6,218,021
                                                      ===========

                                                  VALUE
----------------------------------------------------------

          NET ASSETS CONSIST OF:
          Undistributed net investment
            income...........................  $   45,495
          Accumulated net realized gain on
            investments sold, foreign
            currencies and net other
            assets...........................      47,884
          Net unrealized depreciation of
            investments, foreign currencies
            and net other assets.............    (346,664)
          Paid-in capital....................   6,471,306
                                               ----------
          NET ASSETS.........................  $6,218,021
                                               ==========
          NET ASSET VALUE, OFFERING AND
            REDEMPTION PRICE PER SHARE
            ($6,218,021  DIVIDED BY 693,214
            shares of common stock
            outstanding).....................  $     8.97
                                               ==========

-----------------
* Federal Income Tax Information: Net unrealized depreciation of $346,533 on investment securities was comprised of gross appreciation of $189,656 and gross depreciation of $536,189 for federal income tax purposes. At
     June 30, 2001, the aggregate cost of securities for federal income tax purposes was $6,892,101.
+    Non-income producing security.
# Money market mutual fund registered under the Investment Company Act of 1940, as amended, and sub-advised by Banc of America Capital Management, LLC.

Abbreviation:
     ADR   American Depository Receipt

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

NATIONS SEPARATE ACCOUNT TRUST -- INTERNATIONAL VALUE PORTFOLIO
 Statement of net assets (continued)                June 30, 2001 (unaudited)

At June 30, 2001, sector diversification was as follows:

                                             % OF
SECTOR DIVERSIFICATION                    NET ASSETS     VALUE
-----------------------------------------------------------------
COMMON STOCKS:
Telecommunications services.............       17.8%  $1,114,531
Commercial banking......................       13.1      814,910
Tobacco.................................        6.3      392,871
Integrated oil..........................        5.9      365,875
Food products...........................        4.5      282,804
Heavy machinery.........................        4.3      267,279
Diversified manufacturing...............        4.1      254,406
Diversified electronics.................        3.6      221,797
Aerospace and defense...................        3.2      199,389
Chemicals - Specialty...................        3.0      184,364
Steel...................................        2.9      178,464
Beverages...............................        2.6      163,406
Electrical equipment....................        2.5      157,394
Department and discount stores..........        2.0      123,947
Automotive..............................        2.0      121,804
Chemicals - Basic.......................        1.9      119,938
Finance - Miscellaneous.................        1.9      116,579
Commercial services.....................        1.9      115,324
Networking and telecommunications
  equipment.............................        1.8      112,203
Pharmaceuticals.........................        1.8      109,766
Other...................................        6.8      418,732
                                           --------   ----------
TOTAL COMMON STOCKS.....................       93.9    5,835,783
PREFERRED STOCKS........................        1.2       76,785
INVESTMENT COMPANIES....................       10.2      633,000
                                           --------   ----------
TOTAL INVESTMENTS.......................      105.3    6,545,568
OTHER ASSETS AND LIABILITIES (NET)......       (5.3)    (327,547)
                                           --------   ----------
NET ASSETS..............................      100.0%  $6,218,021
                                           ========   ==========

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

NATIONS SEPARATE ACCOUNT TRUST -- MARSICO FOCUSED EQUITIES PORTFOLIO
 Statement of net assets                            June 30, 2001 (unaudited)

  SHARES                                                  VALUE
-------------------------------------------------------------------
             COMMON STOCKS - 89.5%
             AEROSPACE AND DEFENSE - 8.0%
     79,419  Boeing Company..........................  $  4,415,696
     59,544  General Dynamics Corporation............     4,633,119
     15,710  United Technologies Corporation.........     1,150,915
                                                       ------------
                                                         10,199,730
                                                       ------------
             AIRLINES - 2.8%
    194,385  Southwest Airlines Company..............     3,594,179
                                                       ------------
             APPAREL AND TEXTILES - 0.5%
     14,246  Nike, Inc., Class B.....................       598,190
                                                       ------------
             BEVERAGES - 2.7%
     33,159  Anheuser-Busch Companies, Inc...........     1,366,151
     46,598  PepsiCo, Inc............................     2,059,631
                                                       ------------
                                                          3,425,782
                                                       ------------
             BROADCASTING AND CABLE - 5.7%
     88,628  AOL Time Warner Inc.+...................     4,697,284
     41,402  Clear Channel Communications, Inc.+.....     2,595,905
                                                       ------------
                                                          7,293,189
                                                       ------------
             COMMERCIAL BANKING - 4.4%
    106,188  Citigroup Inc...........................     5,610,974
                                                       ------------
             CONSUMER CREDIT AND MORTGAGES - 7.7%
     68,814  Fannie Mae..............................     5,859,512
     54,144  USA Education Inc.......................     3,952,512
                                                       ------------
                                                          9,812,024
                                                       ------------
             DEPARTMENT AND DISCOUNT STORES - 6.5%
    111,496  Costco Wholesale Corporation+...........     4,580,256
     74,999  Wal-Mart Stores, Inc....................     3,659,951
                                                       ------------
                                                          8,240,207
                                                       ------------
             DIVERSIFIED MANUFACTURING - 4.5%
    118,685  General Electric Company................     5,785,894
                                                       ------------
  SHARES                                                  VALUE
-------------------------------------------------------------------
             ELECTRIC POWER - NON NUCLEAR - 1.6%
     53,412  Calpine Corporation+....................  $  2,018,974
                                                       ------------
             HEALTH SERVICES - 4.0%
     74,798  Tenet Healthcare Corporation+...........     3,858,829
     19,700  UnitedHealth Group Inc..................     1,216,475
                                                       ------------
                                                          5,075,304
                                                       ------------
             INSURANCE - 0.6%
      8,366  American International Group, Inc.......       719,476
                                                       ------------
             INVESTMENT SERVICES - 8.4%
     18,310  Goldman Sachs Group, Inc................     1,570,998
     51,006  Lehman Brothers Holdings Inc............     3,965,717
     88,765  Merrill Lynch & Company, Inc............     5,259,326
                                                       ------------
                                                         10,796,041
                                                       ------------
             LODGING AND RECREATION - 2.1%
     47,415  Four Seasons Hotels Inc.##..............     2,624,420
                                                       ------------
             MEDICAL DEVICES AND SUPPLIES - 0.9%
     23,604  Baxter International Inc................     1,156,596
                                                       ------------
             NETWORKING AND TELECOMMUNICATIONS
               EQUIPMENT - 2.5%
     55,044  QUALCOMM Inc.+..........................     3,218,973
                                                       ------------
             OILFIELD SERVICES - 2.7%
     56,608  Smith International, Inc.+..............     3,390,819
                                                       ------------
             PHARMACEUTICALS - 11.7%
     41,014  Amgen Inc.+.............................     2,488,730
     96,930  Genentech, Inc.+........................     5,340,842
     56,835  Merck & Company, Inc....................     3,632,324
     89,350  Pfizer Inc..............................     3,578,468
                                                       ------------
                                                         15,040,364
                                                       ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

NATIONS SEPARATE ACCOUNT TRUST -- MARSICO FOCUSED EQUITIES PORTFOLIO
 Statement of net assets (continued)                June 30, 2001 (unaudited)

  SHARES                                                  VALUE
-------------------------------------------------------------------
             SOFTWARE - 4.3%
     74,928  Microsoft Corporation+..................  $  5,469,744
                                                       ------------
             SPECIALTY STORES - 7.9%
    129,062  Home Depot, Inc.........................     6,007,836
    110,655  Tiffany & Company.......................     4,007,924
                                                       ------------
                                                         10,015,760
                                                       ------------
             TOTAL COMMON STOCKS
               (Cost $108,893,986)...................   114,086,640
                                                       ------------
 PRINCIPAL
  AMOUNT
  ------
             SHORT TERM INVESTMENTS - 10.7%
               (Cost $13,598,583)
             FEDERAL HOME LOAN MORTGAGE CORPORATION
               (FHLMC) - 10.7%
$13,600,000  Discount note 07/02/01..................    13,597,167
                                                       ------------

  SHARES
  ------
             INVESTMENT COMPANIES - 2.2%
               (Cost $2,766,600)
  2,766,600  Nations Cash Reserves#..................     2,766,600
                                                       ------------

  SHARES
  ------
TOTAL INVESTMENTS
  (Cost $125,259,169*)..................     102.4 %   130,450,407
                                                      ------------
OTHER ASSETS AND LIABILITIES (NET)......      (2.4)%
Cash..................................................$        252
Receivable for investment securities sold.............  15,013,451
Receivable for Fund shares sold.......................      26,798
Dividends receivable..................................      48,933
Interest receivable...................................         285
Unamortized organization costs........................       6,709
Collateral on securities loaned.......................  (2,706,600)
Payable for Fund shares redeemed......................      (9,267)
Investment advisory fee payable.......................     (75,108)
Administration fee payable............................     (24,489)
Payable for investment securities purchased........... (15,194,768)
Accrued Trustees'/Directors' fees and expenses........     (21,128)

                                               VALUE
--------------------------------------------------------
          Accrued expenses and other
            liabilities...................  $    (86,743)
                                            ------------
          TOTAL OTHER ASSETS AND
            LIABILITIES (NET).............    (3,021,675)
                                            ------------
          NET ASSETS.............    100.0% $127,428,732
                                            ============
          NET ASSETS CONSIST OF:
          Undistributed net investment
            income........................  $     18,323
          Accumulated net realized loss on
            investments sold..............   (18,146,220)
          Net unrealized appreciation of
            investments...................     5,191,238
          Paid-in capital.................   140,365,391
                                            ------------
          NET ASSETS......................  $127,428,732
                                            ============
          NET ASSET VALUE, OFFERING AND
            REDEMPTION PRICE PER SHARE
            ($127,428,732  DIVIDED BY
            8,995,973 shares of common
            stock outstanding)............  $      14.17
                                            ============

-----------------

* Federal Income Tax Information: Net unrealized appreciation of $5,191,238 on investment securities was comprised of gross appreciation of $9,975,244 and gross depreciation of $4,784,006 for federal income tax purposes. At June 30, 2001, the aggregate cost of securities for federal income tax purposes was $125,259,169.
+    Non-income producing security.
# Money market mutual fund registered under the Investment Company Act of 1940, as amended, and sub-advised by Banc of America Capital Management, LLC. A portion of this amount represents cash collateral received from securities lending activity (Note 8). The portion that represents cash collateral is $2,706,600.
## All or a portion of security was on loan at June 30, 2001. The aggregate cost and market value of securities on loan at June 30, 2001 is $2,419,597 and $2,624,420, respectively.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

NATIONS SEPARATE ACCOUNT TRUST -- SMALL COMPANY PORTFOLIO
 Statement of net assets                            June 30, 2001 (unaudited)

  SHARES                                                               VALUE
-------------------------------------------------------------------------------
            COMMON STOCKS - 98.4%
            AEROSPACE AND DEFENSE - 1.7%
      725   AAR Corporation.......................................  $    12,398
      600   Armor Holdings, Inc.+.................................        9,000
      675   BE Aerospace, Inc.+...................................       12,859
    1,125   GenCorp Inc...........................................       14,400
      850   Teledyne Technologies Inc.+...........................       12,920
    2,400   Triumph Group, Inc.+..................................      117,599
                                                                    -----------
                                                                        179,176
                                                                    -----------
            AIRLINES - 0.9%
    1,125   Atlantic Coast Airlines Holdings, Inc.+...............       33,739
      575   Forward Air Corporation+..............................       17,221
    1,500   SkyWest, Inc..........................................       42,000
                                                                    -----------
                                                                         92,960
                                                                    -----------
            APPAREL AND TEXTILES - 3.1%
      550   G & K Services, Inc., Class A.........................       14,795
      275   K-Swiss Inc., Class A.................................        6,636
      600   Kellwood Company##....................................       13,860
      850   Nautica Enterprises Inc.+.............................       17,366
      325   Oshkosh B'Gosh Inc....................................       10,806
      200   Oxford Industries Inc.................................        4,400
      725   Phillips-Van Heusen Corporation.......................       10,440
    6,200   Quiksilver, Inc.+.....................................      154,999
      850   Russell Corporation...................................       14,442
      475   Springs Industries Inc., Class A......................       20,948
    1,100   Stride Rite Corporation...............................        9,350
    1,050   Timberland Company, Class A+..........................       41,485
      620   Vans, Inc.+...........................................       14,570
                                                                    -----------
                                                                        334,097
                                                                    -----------
            AUTOMOTIVE - 0.6%
      525   Group 1 Automotive, Inc.+.............................       15,539
      675   Intermet Corporation..................................        3,814
      400   Midas, Inc............................................        5,040
      575   Myers Industries Inc..................................        8,683
      450   Oshkosh Truck Corporation.............................       19,912
      325   Standard Motor Products, Inc..........................        4,323
      575   TBC Corporation+......................................        5,509
      550   Titan International Inc...............................        2,244
                                                                    -----------
                                                                         65,064
                                                                    -----------
            BEVERAGES - 0.4%
    1,100   Constellation Brands, Inc.+...........................       45,100
                                                                    -----------
 SHARES                                                               VALUE
-------------------------------------------------------------------------------
            CHEMICALS - BASIC - 0.4%
      675   Cambrex Corporation...................................  $    34,142
      850   Georgia Gulf Corporation..............................       13,175
                                                                    -----------
                                                                         47,317
                                                                    -----------
            CHEMICALS - SPECIALTY - 1.7%
    5,200   Agrium Inc............................................       51,999
      275   Chemed Corporation....................................        9,939
      400   ChemFirst Inc.........................................       10,480
      825   MacDermid, Inc........................................       14,850
      625   OM Group, Inc.........................................       35,156
    1,050   Omnova Solutions Inc..................................        7,644
      400   Rogers Corporation+...................................       10,600
      750   Scotts Company, Class A+..............................       31,088
      375   TETRA Technologies Inc.+..............................        9,169
                                                                    -----------
                                                                        180,925
                                                                    -----------
            COMMERCIAL BANKING - 5.7%
    3,900   Boston Private Financial Holdings, Inc................       87,359
    1,450   Commercial Federal Corporation........................       33,495
    1,125   Community First Bankshares, Inc.......................       25,875
      750   Downey Financial Corporation..........................       35,445
      600   East West Bancorp, Inc................................       16,200
      300   GBC Bancorp...........................................        8,565
    1,425   Hudson United Bancorp.................................       36,338
      625   MAF Bancorp Inc.......................................       19,188
    7,000   National Commerce Financial Corporation+..............      170,589
      735   Provident Bankshares Corporation......................       18,331
    1,768   Royal Bank of Canada..................................       56,310
    1,150   South Financial Group, Inc............................       21,712
      950   Staten Island Bancorp, Inc............................       26,458
      700   Sterling Bancshares, Inc..............................       13,426
    1,650   TrustCo Bank Corporation NY...........................       22,028
      600   Whitney Holding Corporation...........................       28,140
                                                                    -----------
                                                                        619,459
                                                                    -----------
            COMMERCIAL SERVICES - 5.6%
      625   ABM Industries Inc....................................       23,281
      725   Administaff, Inc.+....................................       18,850
      550   ADVO Inc.+............................................       18,783
      775   Arbitron Inc.+........................................       18,678
      175   Butler Manufacturing Company..........................        4,375
    4,140   Catalina Marketing Corporation+.......................      126,310
      975   Central Parking Corporation...........................       18,233

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

NATIONS SEPARATE ACCOUNT TRUST -- SMALL COMPANY PORTFOLIO
 Statement of net assets (continued)                June 30, 2001 (unaudited)

 SHARES                                                               VALUE
-------------------------------------------------------------------------------
            COMMERCIAL SERVICES (CONTINUED)
   15,300   Encompass Services Corporation+.......................  $   136,934
      425   F.Y.I. Inc.+..........................................       17,425
      875   Factset Research Systems Inc..........................       31,237
      550   Franklin Covey Company+...............................        3,025
      950   Global Payments Inc.+.................................       28,595
      400   IMCO Recycling Inc.+..................................        2,840
      325   Insurance Auto Auctions Inc.+.........................        5,525
      575   MAXIMUS, Inc.+........................................       23,052
      400   Memberworks Inc.+.....................................        9,256
      875   National Data Corporation.............................       28,350
      650   Pegasus Solutions Inc.+...............................        7,508
      600   Prepaid Legal Services Inc.+##........................       13,200
      450   SCP Pool Corporation+.................................       15,498
    1,075   Tetra Tech, Inc.+.....................................       29,240
      450   URS Corporation+......................................       12,150
      400   Volt Information Sciences Inc.+.......................        7,000
      700   Watsco Inc............................................        9,870
                                                                    -----------
                                                                        609,215
                                                                    -----------
            COMPUTER SERVICES - 0.6%
      562   Fair, Issac and Company Inc...........................       34,742
      400   QRS Corporation+......................................        6,640
      750   Radiant Systems, Inc.+................................       12,090
      400   SCM Microsystems, Inc.+##.............................        4,160
      450   Zixit Corporation+##..................................        4,118
                                                                    -----------
                                                                         61,750
                                                                    -----------
            COMPUTERS AND OFFICE EQUIPMENT - 1.4%
      600   Brady Corporation, Class A............................       21,678
      675   Hutchinson Technology, Inc.+..........................       12,859
      325   Kronos Inc.+..........................................       13,309
      575   Mercury Computer Systems, Inc.+.......................       25,357
      475   Micros Systems, Inc.+.................................       10,450
    1,375   Pinnacle Systems, Inc.+...............................        8,319
      450   Radisys Corporation+..................................       10,283
      425   Standard Microsystems Corporation+....................        7,608
      850   Zebra Technologies Corporation+.......................       41,751
                                                                    -----------
                                                                        151,614
                                                                    -----------
            CONGLOMERATES - 0.7%
       50   Advanced Energy Industries, Inc.+##...................       35,079
      750   Apogee Enterprises, Inc...............................        9,368
 SHARES                                                               VALUE
-------------------------------------------------------------------------------
            CONGLOMERATES (CONTINUED)
      725   Insituform Technologies Inc., Class A+................  $    26,463
                                                                    -----------
                                                                         70,910
                                                                    -----------
            CONSTRUCTION - 0.2%
      500   Florida Rock Industries...............................       23,450
                                                                    -----------
            CONSUMER SERVICES - 2.5%
      525   Aaron Rents, Inc......................................        8,925
      350   Building Materials Holding Corporation+...............        5,324
      850   Fedders Corporation...................................        4,420
      625   ITT Educational Services, Inc.+.......................       28,125
      600   Kaman Corporation.....................................       10,620
    1,600   La-Z-Boy Inc..........................................       29,600
      350   New England Business Service, Inc.....................        6,720
    2,700   Rent-A-Center, Inc.+..................................      142,020
      375   Royal Appliance Manufacturing Company+................        2,280
      525   Russ Berrie & Company Inc.............................       15,435
    1,100   Wolverine World Wide..................................       19,657
                                                                    -----------
                                                                        273,126
                                                                    -----------
            DEPARTMENT AND DISCOUNT STORES - 1.5%
      350   Factory 2-U Stores Inc.+..............................       10,273
    1,100   Regis Corporation.....................................       23,089
    4,748   Too, Inc.+............................................      130,095
                                                                    -----------
                                                                        163,457
                                                                    -----------
            DIVERSIFIED ELECTRONICS - 3.7%
    1,550   Aeroflex, Inc.+.......................................       16,275
      350   Analogic Corporation..................................       15,943
    5,654   Anaren Microwave, Inc.+...............................      113,079
    1,000   Anixter International Inc.+...........................       30,700
    1,500   AstroPower, Inc.+##...................................       78,209
      525   Benchmark Electronics Inc.+##.........................       12,789
      725   Concord Camera Corporation+...........................        4,278
      600   Dionex Corporation+...................................       19,950
      550   Esterline Technologies Corporation+...................       11,963
      850   Harman International Industries.......................       32,377
      600   Helix Technology Corporation..........................       18,288
      400   Itron Inc.+##.........................................        7,588

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

NATIONS SEPARATE ACCOUNT TRUST -- SMALL COMPANY PORTFOLIO
 Statement of net assets (continued)                June 30, 2001 (unaudited)

 SHARES                                                               VALUE
-------------------------------------------------------------------------------
            DIVERSIFIED ELECTRONICS (CONTINUED)
      425   Keithley Instruments, Inc.............................  $     9,053
      950   Methode Electronics Inc., Class A.....................        8,170
      725   Pioneer Standard Electronics..........................        9,280
      300   Ultimate Electronics, Inc.+...........................        9,726
    1,100   Valence Technology, Inc.+.............................        7,073
                                                                    -----------
                                                                        404,741
                                                                    -----------
            DIVERSIFIED MANUFACTURING - 4.4%
      625   A.O. Smith Corporation................................       11,188
    3,400   Actuant Corporation, Class A+.........................       55,929
      500   Barnes Group Inc......................................       12,350
      650   Belden Inc............................................       17,388
      650   CLARCOR Inc...........................................       17,453
    2,400   Delta and Pine Land Company...........................       47,159
      525   Elcor Corporation.....................................       10,631
      800   Griffon Corporation+..................................        8,800
      425   Ionics Inc.+..........................................       13,388
      475   JAKKS Pacific, Inc.+..................................        8,883
    5,400   KDDI Corporation+.....................................      107,999
      250   Lawson Products.......................................        7,325
      425   Lydall Inc.+..........................................        5,100
      325   Photon Dynamics, Inc.+................................        8,775
      825   Roper Industries, Inc.................................       34,443
      325   Simpson Manufacturing Company, Inc.+..................       19,663
      350   SPS Technologies Inc.+................................       16,590
      325   Standex International Corporation.....................        7,670
      725   Sturm, Ruger & Company Inc............................        7,105
    1,025   Tredegar Industries, Inc..............................       19,629
      198   Tyco International Ltd................................       10,791
    1,125   Vicor Corporation+....................................       18,338
      700   Watts Industries, Inc., Class A.......................       11,865
                                                                    -----------
                                                                        478,462
                                                                    -----------
            ELECTRIC POWER - NON NUCLEAR - 0.1%
      200   Bangor Hydro-Electric Company.........................        5,316
      300   Central Vermont Public Services.......................        5,673
      150   Green Mountain Power Corporation......................        2,394
                                                                    -----------
                                                                         13,383
                                                                    -----------
            ELECTRIC POWER - NUCLEAR - 0.3%
      925   RGS Energy Group Inc..................................       34,688
                                                                    -----------
 SHARES                                                               VALUE
-------------------------------------------------------------------------------
            ELECTRICAL EQUIPMENT - 0.5%
      700   C&D Technologies, Inc.................................  $    21,700
      550   Cohu, Inc.............................................       12,375
      400   Intermagnetics General Corporation+...................       12,960
      600   Magnetek, Inc.+.......................................        7,500
                                                                    -----------
                                                                         54,535
                                                                    -----------
            ENERGY - MISCELLANEOUS - 0.5%
    1,250   Avista Corporation....................................       24,975
      875   Systems & Computer Technology Corporation+............        7,919
      725   UGI Corporation.......................................       19,575
                                                                    -----------
                                                                         52,469
                                                                    -----------
            EXPLORATION AND PRODUCTION - 0.2%
      475   Nuevo Energy Company+.................................        7,743
      675   Southwestern Energy Company+..........................        8,268
                                                                    -----------
                                                                         16,011
                                                                    -----------
            FINANCE - MISCELLANEOUS - 0.7%
      600   Anchor Bancorp Wisconsin Inc..........................        9,540
    1,400   Investment Technology Group, Inc.+....................       70,406
                                                                    -----------
                                                                         79,946
                                                                    -----------
            FOOD AND DRUG STORES - 0.6%
    1,050   Fleming Companies, Inc................................       37,485
      300   Nash-Finch Company....................................        7,080
    1,025   The Great Atlantic & Pacific Tea Company, Inc.+.......       15,170
                                                                    -----------
                                                                         59,735
                                                                    -----------
            FOOD PRODUCTS - 1.0%
      875   Hain Celestial Group, Inc.+...........................       19,250
      900   Performance Food Group Company+.......................       27,207
    1,450   Smithfield Foods, Inc.+...............................       58,435
                                                                    -----------
                                                                        104,892
                                                                    -----------
            HEALTH SERVICES - 6.2%
      675   Accredo Health, Inc.+.................................       25,103
      425   IMPATH Inc.+..........................................       18,828
      800   Invacare Corporation..................................       30,904
    1,300   Orthodontic Centers of America, Inc.+##...............       39,507
    7,300   Province Healthcare Company+..........................      257,616

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

NATIONS SEPARATE ACCOUNT TRUST -- SMALL COMPANY PORTFOLIO
 Statement of net assets (continued)                June 30, 2001 (unaudited)

 SHARES                                                               VALUE
-------------------------------------------------------------------------------
            HEALTH SERVICES (CONTINUED)
    1,250   Renal Care Group, Inc.+...............................  $    41,113
    4,900   Triad Hospitals, Inc.+................................      144,402
      300   Unilab Corporation+...................................        7,560
   12,200   US Oncology, Inc.+....................................      108,458
                                                                    -----------
                                                                        673,491
                                                                    -----------
            HEAVY MACHINERY - 2.2%
      525   Applied Industrial Technologies, Inc.+................        9,949
      525   Astec Industries Inc.+................................        9,056
      900   Baldor Electric Company...............................       19,233
      575   Briggs & Stratton Corporation.........................       24,208
      200   CPI Corporation.......................................        4,900
      400   Flow International Corporation+.......................        4,320
    1,100   Foster Wheeler Ltd., Class A##........................        9,955
      400   Gardner Denver Machinery Inc.+........................        8,220
      180   Global Power Equipment Group Inc.+....................        5,274
      800   Graco Inc.............................................       26,400
      800   IDEX Corporation......................................       27,199
      300   Lindsay Manufacturing Company.........................        5,700
      650   Manitowoc Company, Inc................................       19,175
      900   Milacron Inc..........................................       14,103
    1,125   Paxar Corporation+....................................       16,200
      550   Regal Beloit..........................................       11,440
      300   Robbins & Myers, Inc..................................        8,460
      800   SpeedFam-IPEC, Inc.+..................................        2,552
      325   Toro Company..........................................       14,609
                                                                    -----------
                                                                        240,953
                                                                    -----------
            HOUSEHOLD PRODUCTS - 0.2%
      175   National Presto Industries, Inc.......................        5,198
      450   Natures Sunshine Products Inc.........................        5,324
      925   SLI, Inc..............................................        7,630
                                                                    -----------
                                                                         18,152
                                                                    -----------
            HOUSING AND FURNISHING - 1.2%
      625   Applica Inc.+.........................................        4,975
      325   Bassett Furniture Industries, Inc.....................        4,089
    1,250   Champion Enterprises Inc.+............................       14,225
      425   Coachmen Industries Inc...............................        5,631
    1,050   Ethan Allen Interiors Inc.............................       34,124
    1,375   Interface Inc., Class A...............................       10,313
      625   M.D.C. Holdings, Inc..................................       22,125
      500   Monaco Coach Corporation+.............................       16,600
 SHARES                                                               VALUE
-------------------------------------------------------------------------------
            HOUSING AND FURNISHING (CONTINUED)
      325   Salton, Inc.+##.......................................  $     5,785
      225   Skyline Corporation...................................        6,120
                                                                    -----------
                                                                        123,987
                                                                    -----------
            INSURANCE - 2.2%
    2,830   Delphi Financial Group Inc., Class A..................      108,954
      350   Hilb, Rogal and Hamilton Company......................       15,313
    1,100   Mutual Risk Management Ltd............................        9,790
    2,096   Phoenix Companies, Inc.+##............................       38,986
      250   RLI Corporation.......................................       11,230
      250   SCPIE Holdings Inc....................................        5,050
      675   Selective Insurance Group.............................       18,009
      975   Trenwick Group Ltd....................................       22,347
      450   Zenith National Insurance.............................       12,150
                                                                    -----------
                                                                        241,829
                                                                    -----------
            INTEGRATED OIL - 1.7%
      775   Cabot Oil & Gas Corporation...........................       18,910
      475   HS Resources, Inc.+##.................................       30,780
      475   New Jersey Resources Corporation......................       21,470
    1,125   Newfield Exploration Company+.........................       36,067
      625   Oceaneering International Inc.+.......................       12,969
    1,425   Pogo Producing Company................................       34,200
    1,675   Vintage Petroleum, Inc................................       31,323
                                                                    -----------
                                                                        185,719
                                                                    -----------
            INVESTMENT SERVICES - 1.2%
    1,875   Eaton Vance Corporation...............................       65,250
      650   Jefferies Group, Inc..................................       21,060
    1,275   Raymond James Financial, Inc..........................       39,015
                                                                    -----------
                                                                        125,325
                                                                    -----------
            LODGING AND RECREATION - 2.9%
      400   Anchor Gaming+........................................       25,848
    1,050   Aztar Corporation+....................................       12,705
      700   Bally Total Fitness Holding+..........................       20,727
      875   Fleetwood Enterprises Inc.............................       12,320
      275   Huffy Corporation+....................................        2,651
      475   K2 Inc.+..............................................        5,429
      700   Pinnacle Entertainment, Inc.+.........................        5,145
      625   Polaris Industries Inc................................       28,625

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

NATIONS SEPARATE ACCOUNT TRUST -- SMALL COMPANY PORTFOLIO
 Statement of net assets (continued)                June 30, 2001 (unaudited)

 SHARES                                                               VALUE
-------------------------------------------------------------------------------
            LODGING AND RECREATION (CONTINUED)
    1,200   Prime Hospitality Corporation+........................  $    14,220
    9,500   Station Casinos, Inc.+................................      152,000
      325   Thor Industries Inc...................................       10,715
      850   WMS Industries, Inc.+.................................       27,345
                                                                    -----------
                                                                        317,730
                                                                    -----------
            MEDICAL DEVICES AND SUPPLIES - 3.8%
      600   Arthrocare Corporation+##.............................       15,690
      725   Coherent, Inc.+.......................................       26,223
      375   Cooper Companies, Inc.................................       19,275
      500   Cryolife, Inc.+.......................................       20,455
      400   Datascope Corporation.................................       18,436
      750   Diagnostic Products Corporation.......................       24,900
      675   Haemonetics Corporation+..............................       20,588
      875   IDEXX Laboratories, Inc.+.............................       27,344
      550   INAMED Corporation+...................................       15,571
      925   Organogenesis Inc.+...................................        6,845
      350   PolyMedica Corporation+##.............................       14,175
    1,200   Priority Healthcare Corporation, Class B+.............       33,936
      825   ResMed Inc.+##........................................       41,703
      800   Respironics, Inc.+....................................       23,808
      625   Sola International Inc.+..............................        8,819
      950   Sybron Dental Specialties, Inc.+......................       19,466
    1,100   Techne Corporation+...................................       35,749
      800   Theragenics Corporation+..............................        8,936
    1,019   Vital Signs Inc.......................................       33,678
                                                                    -----------
                                                                        415,597
                                                                    -----------
            METALS AND MINING - 1.8%
      225   Amcast Industrial Corporation.........................        1,924
      350   Commercial Metals Company.............................       11,211
    3,758   Mueller Industries, Inc.+.............................      123,675
      625   Northwestern Corporation..............................       14,000
      300   Peabody Energy Corporation+...........................        9,825
      550   RTI International Metals, Inc.+.......................        8,388
    1,025   Stillwater Mining Company+............................       29,981
                                                                    -----------
                                                                        199,004
                                                                    -----------
            NATURAL GAS DISTRIBUTION - 1.9%
    1,050   Atmos Energy Corporation..............................       25,683
      300   Cascade Natural Gas Corporation.......................        6,390
    1,700   Energen Corporation...................................       46,920
      500   Laclede Gas Company...................................       12,700
 SHARES                                                               VALUE
-------------------------------------------------------------------------------
            NATURAL GAS DISTRIBUTION (CONTINUED)
      675   Northwest Natural Gas Company.........................  $    16,808
      350   NUI Holding Company...................................        8,078
      850   Piedmont Natural Gas Company, Inc.....................       30,192
    1,350   Southern Union Company+...............................       27,540
      850   Southwest Gas Corporation.............................       20,128
      625   Valmont Industries Inc................................       11,375
                                                                    -----------
                                                                        205,814
                                                                    -----------
            NETWORKING AND TELECOMMUNICATIONS EQUIPMENT - 3.7%
    6,800   AudioCodes Ltd.+......................................       48,076
    1,200   Auspex Systems, Inc.+.................................        8,568
   13,500   C-COR Electronics+....................................      162,001
    1,175   Cable Design Technologies Corporation+................       18,988
      675   NYFIX, Inc.+..........................................       21,566
    6,794   Proxim, Inc.+.........................................       95,795
      675   Rainbow Technologies, Inc.+...........................        3,773
    1,685   Stratos Lightwave Inc.+...............................       21,905
      575   ViaSat, Inc.+.........................................       13,731
                                                                    -----------
                                                                        394,403
                                                                    -----------
            OIL REFINING AND MARKETING - 0.1%
      400   WD-40 Company.........................................       10,440
                                                                    -----------
            Oilfield services - 4.0%
      700   Atwood Oceanics, Inc.+................................       24,570
      850   Cal Dive International Inc.+..........................       20,910
      450   Dril-Quip+............................................        9,689
      650   Hughes Supply Inc.....................................       15,373
    6,900   Marine Drilling Companies, Inc.+......................      131,858
      575   Offshore Logistics, Inc.+.............................       10,925
    4,500   Patterson-UTI Energy, Inc.+...........................       80,415
    3,700   Precision Drilling Corporation+.......................      115,588
      825   Veritas DGC Inc.+.....................................       22,894
                                                                    -----------
                                                                        432,222
                                                                    -----------
            PAPER AND FOREST PRODUCTS - 0.6%
      700   Caraustar Industries, Inc.............................        6,440
      400   Chesapeake Corporation................................        9,900
      325   Deltic Lumber.........................................        9,360
      925   United Stationers Inc.+...............................       29,193

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

NATIONS SEPARATE ACCOUNT TRUST -- SMALL COMPANY PORTFOLIO
 Statement of net assets (continued)                June 30, 2001 (unaudited)

 SHARES                                                               VALUE
-------------------------------------------------------------------------------
            PAPER AND FOREST PRODUCTS (CONTINUED)
      525   Universal Forest Products.............................  $    11,813
                                                                    -----------
                                                                         66,706
                                                                    -----------
            PHARMACEUTICALS - 5.1%
    6,300   Allos Therapeutics Inc.+..............................       28,665
    5,250   Alpharma Inc., Class A##..............................      143,062
      450   ArQule Inc.+..........................................        9,747
    1,475   Bio-Technology General Corporation+...................       19,323
      725   Cygnus, Inc.+##.......................................        7,431
      725   Enzo Biochem, Inc.+##.................................       24,868
    3,100   Introgen Therapeutics, Inc.+..........................       14,818
    1,900   Medicis Pharmaceutical Corporation, Class A+..........      100,700
      450   MGI Pharma, Inc.+.....................................        5,625
      600   Noven Pharmaceuticals, Inc.+..........................       23,520
    2,900   Praecis Pharmaceuticals Inc.+.........................       47,676
      975   Regeneron Pharmaceuticals, Inc.+......................       33,784
      650   Syncor International Corporation+.....................       20,150
    5,000   Vical, Inc.+..........................................       69,900
                                                                    -----------
                                                                        549,269
                                                                    -----------
            PUBLISHING AND ADVERTISING - 0.4%
      750   John H. Harland Company...............................       17,475
      850   Penton Media, Inc.....................................       14,875
      725   The Standard Register Company.........................       13,413
                                                                    -----------
                                                                         45,763
                                                                    -----------
            RAILROADS, TRUCKING AND SHIPPING - 0.4%
      843   Heartland Express, Inc.+..............................       19,219
      225   Landstar System, Inc.+................................       15,305
      625   Wabash National Corporation...........................        7,563
                                                                    -----------
                                                                         42,087
                                                                    -----------
            RESTAURANTS - 4.0%
    2,400   CEC Entertainment Inc.+...............................      118,439
    1,025   Jack in the Box Inc.+.................................       26,753
      600   Luby's Inc............................................        5,874
      775   Marcus Corporation....................................       10,811
      475   O'Charley's Inc.+.....................................        9,206
      275   P.F. Changs China Bistro Inc.+##......................       10,423
      350   Panera Bread Company, Class A+........................       11,050
 SHARES                                                               VALUE
-------------------------------------------------------------------------------
            RESTAURANTS (CONTINUED)
    5,800   RARE Hospitality International, Inc.+.................  $   131,079
    1,675   Ruby Tuesday, Inc.....................................       28,643
      850   Ryan's Family Steak Houses Inc.+......................       10,413
      700   Sonic Corporation+....................................       22,211
    1,237   The Cheesecake Factory+...............................       35,006
      750   The Steak n Shake Company+............................        6,938
                                                                    -----------
                                                                        426,846
                                                                    -----------
            SEMICONDUCTORS - 5.8%
      650   Actel Corporation+....................................       15,958
    1,150   Alliance Semiconductor Corporation+...................       13,823
    1,150   Alpha Industries, Inc.+...............................       33,983
    1,189   ASM Lithography Holding NV (REGD)+##..................       26,455
      800   ATMI, Inc.+...........................................       24,000
    2,600   Axcelis Technologies, Inc.+...........................       38,479
      575   AXT, Inc.+............................................       15,353
      450   Brooks Automation, Inc.+..............................       20,745
    4,300   Camtek Ltd.+..........................................       21,887
    2,200   Cymer, Inc.+..........................................       55,637
      475   Dupont Photomasks, Inc.+..............................       22,919
      600   Elantec Semiconductor, Inc.+..........................       20,274
      725   Electro Scientific Industries, Inc.+..................       27,623
      550   Electroglas, Inc.+....................................        9,735
    1,000   General Semiconductor, Inc.+..........................       10,460
    1,700   Kopin Corporation+....................................       20,638
    1,300   Kulicke & Soffa Industries Inc.+......................       22,308
      425   Park Electrochemical Corporation......................       11,220
      675   Pericom Semiconductor Corporation+....................       10,611
      800   Photronics, Inc.+.....................................       20,528
      725   Power Integrations, Inc.+.............................       11,310
    6,200   Sipex Corporation+....................................       93,557
      325   Supertex, Inc.+.......................................        4,011
      875   Technitrol, Inc.......................................       22,750
      575   Ultratech Stepper, Inc.+..............................       14,749
      850   Varian Semiconductor Equipment Associates, Inc.+......       35,699
                                                                    -----------
                                                                        624,712
                                                                    -----------
            SOFTWARE - 3.2%
    1,100   American Management Systems+..........................       25,960

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

NATIONS SEPARATE ACCOUNT TRUST -- SMALL COMPANY PORTFOLIO
 Statement of net assets (continued)                June 30, 2001 (unaudited)

 SHARES                                                               VALUE
-------------------------------------------------------------------------------
            SOFTWARE (CONTINUED)
    1,900   Aspen Technology, Inc.+...............................  $    45,979
      675   Avid Technology, Inc.+................................       10,598
      575   Carreker Corporation+.................................       12,363
    1,600   Ciber Inc.+...........................................       15,200
    1,075   Dendrite International, Inc.+.........................        8,063
    1,175   ESS Technolgy, Inc.+..................................        8,225
      875   Hyperion Solutions Corporation+.......................       13,125
      375   MapInfo Corporation+..................................        8,250
      600   MRO Software, Inc.+...................................        9,480
    5,000   OTG Software, Inc.+...................................       35,000
      500   PC-Tel, Inc.+.........................................        4,605
      675   Phoenix Technologies Ltd.+............................        9,855
      375   SPSS, Inc.+...........................................        5,929
    6,071   TTI Team Telecom International Ltd.+..................      118,019
      900   Verity, Inc.+.........................................       17,955
                                                                    -----------
                                                                        348,606
                                                                    -----------
            SPECIALTY STORES - 5.1%
    1,387   99 Cents Only Stores+.................................       41,540
    1,175   Burlington Coat Factory Warehouse Corporation.........       23,500
    6,100   Cato Corporation......................................      119,071
      712   Chico's FAS, Inc.+##..................................       21,182
      350   Department 56, Inc.+..................................        2,678
      500   Dress Barn, Inc.+.....................................       11,375
      350   Enesco Group, Inc.+...................................        2,118
      825   Fossil, Inc.+.........................................       17,119
      650   Gymboree Corporation+.................................        5,525
      525   Hot Topic Inc.+.......................................       16,328
    1,100   Insight Enterprises, Inc.+............................       26,950
      225   Lillian Vernon Corporation............................        1,589
    1,075   Linens 'N Things, Inc.+...............................       29,369
      500   Mayor's Jewelers Inc.+................................        2,075
      875   Michaels Stores, Inc.+................................       35,874
    1,375   O'Reilly Automotive Inc.+.............................       39,462
      850   Pacific Sunwear of California, Inc.+..................       19,066
 SHARES                                                               VALUE
-------------------------------------------------------------------------------
            SPECIALTY STORES (CONTINUED)
    1,425   PEP Boys - Manny, Moe & Jack..........................  $    16,003
    2,550   Pier 1 Imports, Inc...................................       29,325
    1,125   Stein Mart Inc.+......................................       11,633
    1,125   The Men's Wearhouse, Inc.+............................       31,050
      375   Wet Seal, Inc., Class A+..............................       12,979
      925   Zale Corporation+.....................................       31,172
                                                                    -----------
                                                                        546,983
                                                                    -----------
            TELECOMMUNICATIONS SERVICES - 1.3%
      750   Allen Telecom Inc.+...................................       11,250
    1,375   Aspect Communications Corporation+....................        9,611
      450   Boston Communications Group, Inc.+....................        6,480
      350   Davox Corporation+....................................        2,905
    1,400   General Communication, Inc., Class A+.................       16,940
    4,500   Gilat Satellite Networks Ltd.+........................       54,000
      875   Intervoice Inc.+......................................        9,625
      400   Metro One Telecommunications, Inc.+...................       25,948
      625   SymmetriCom Inc.+.....................................        9,150
                                                                    -----------
                                                                        145,909
                                                                    -----------
            UTILITIES - MISCELLANEOUS - 0.4%
      275   American States Water Company.........................        9,350
    1,425   Philadelphia Suburban Corporation.....................       36,338
                                                                    -----------
                                                                         45,688
                                                                    -----------
            TOTAL COMMON STOCKS (Cost $9,700,659).................   10,643,717
                                                                    -----------
            INVESTMENT COMPANIES - 7.9% (Cost $850,846)
  850,846   Nations Cash Reserves#................................      850,846
                                                                    -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

NATIONS SEPARATE ACCOUNT TRUST -- SMALL COMPANY PORTFOLIO
 Statement of net assets (continued)                June 30, 2001 (unaudited)

                                                                      VALUE
-------------------------------------------------------------------------------
Total investments (Cost $10,551,505*)........ 106.3 %  $11,494,563
                                                       -----------
Other assets and liabilities (net)...........  (6.3)%
Cash.................................................. $        63
Receivable for investment securities sold.............      47,251
Receivable for Fund shares sold.......................       7,646
Dividends receivable..................................       5,265
Interest receivable...................................         813
Unamortized organization costs........................       6,709
Collateral on securities loaned.......................    (571,846)
Payable for Fund shares redeemed......................        (342)
Investment advisory fee payable.......................        (244)
Administration fee payable............................      (1,949)
Shareholder servicing and distribution fees payable...     (53,691)
Payable for investment securities purchased...........     (42,823)
Accrued Trustees'/Directors' fees and expenses........     (21,194)
Accrued expenses and other liabilities................     (57,528)
                                                       -----------
TOTAL OTHER ASSETS AND LIABILITIES (NET)..............    (681,870)
NET ASSETS................................... 100.0 %  $10,812,693
                                                       ===========


                                                VALUE
--------------------------------------------------------

          NET ASSETS CONSIST OF:
          Undistributed net investment
            income.........................  $     2,150
          Accumulated net realized gain on
            investments sold and futures
            contracts......................       40,094
          Net unrealized appreciation of
            investments....................      943,058
          Paid-in capital..................    9,827,391
                                             -----------
          NET ASSETS.......................  $10,812,693
                                             ===========
          NET ASSET VALUE, OFFERING AND
            REDEMPTION PRICE PER SHARE
            ($10,812,693  DIVIDED BY
            1,087,043 shares of common
            stock outstanding).............  $      9.95
                                             ===========

-----------------

* Federal Income Tax Information: Net unrealized appreciation of $943,058 on investment securities was comprised of gross appreciation of $1,795,634 and gross depreciation of $852,576 for federal income tax purposes. At
     June 30, 2001, the aggregate cost of securities for federal income tax purposes was $10,551,505.
+    Non-income producing security.
# Money market mutual fund registered under the Investment Company Act of 1940, as amended, and sub-advised by Banc of America Capital Management, LLC. A portion of this amount represents cash collateral received from securities lending activity (Note 8). The portion that represents cash collateral is $571,846.
## All or a portion of security was on loan at June 30, 2001. The aggregate cost and market value of securities on loan at June 30, 2001 is $509,946 and $561,772, respectively.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

NATIONS SEPARATE ACCOUNT TRUST -- MARSICO 21ST CENTURY PORTFOLIO
 Statement of net assets                            June 30, 2001 (unaudited)

 SHARES                                                VALUE
---------------------------------------------------------------
          COMMON STOCKS - 91.1%
          AEROSPACE AND DEFENSE - 5.6%
     474  Boeing Company..........................  $    26,354
   2,038  Embraer-Empresa Brasileira de
          Aeronautica SA, ADR+....................       79,584
   1,866  United Technologies Corporation.........      136,703
                                                    -----------
                                                        242,641
                                                    -----------
          AIRLINES - 0.4%
     696  SkyWest, Inc............................       19,488
                                                    -----------
          AUTOMOTIVE - 0.4%
     570  Gentex Corporation+.....................       15,886
                                                    -----------
          BEVERAGES - 1.6%
   1,410  Adolph Coors Company, Class B...........       70,754
                                                    -----------
          BROADCASTING AND CABLE - 5.9%
   4,884  AOL Time Warner Inc.+...................      258,852
                                                    -----------
          COMMERCIAL BANKING - 4.1%
   3,385  Citigroup Inc...........................      178,863
                                                    -----------
          COMMERCIAL SERVICES - 0.5%
     350  Jacobs Engineering Group Inc.+..........       22,831
                                                    -----------
          COMPUTER SERVICES - 0.7%
   1,642  I2 Technologies Inc.+...................       32,512
                                                    -----------
          COMPUTERS AND OFFICE EQUIPMENT - 1.5%
   2,572  Dell Computer Corporation+..............       67,258
                                                    -----------
          CONSUMER CREDIT AND
            MORTGAGES - 9.6%
   2,040  Fannie Mae..............................      173,706
   3,330  USA Education Inc.......................      243,090
                                                    -----------
                                                        416,796
                                                    -----------
          DEPARTMENT AND DISCOUNT
            STORES - 3.1%
   3,280  Costco Wholesale Corporation+...........      134,742
                                                    -----------
          ELECTRIC POWER - NON
            NUCLEAR - 2.9%
   3,331  Calpine Corporation+....................      125,912
                                                    -----------
          HEALTH SERVICES - 0.9%
     600  UnitedHealth Group Inc..................       37,050
                                                    -----------
          INTEGRATED OIL - 4.9%
   3,010  BP Amoco plc, ADR.......................      150,048
 SHARES                                                VALUE
---------------------------------------------------------------
          INTEGRATED OIL (CONTINUED)
   1,498  Transocean Sedco Forex Inc..............  $    61,793
                                                    -----------
                                                        211,841
                                                    -----------
          INVESTMENT SERVICES - 5.6%
   1,844  Lehman Brothers Holdings Inc............      143,371
   1,727  Merrill Lynch & Company, Inc............      102,325
                                                    -----------
                                                        245,696
                                                    -----------
          LODGING AND RECREATION - 0.3%
     242  Four Seasons Hotels Inc.................       13,395
                                                    -----------
          MEDICAL DEVICES AND
            SUPPLIES - 1.6%
   2,438  Priority Healthcare Corporation,
          Class B+................................       68,947
                                                    -----------
          METALS AND MINING - 1.0%
   2,186  Massey Energy Company...................       43,195
                                                    -----------
          NETWORKING AND TELECOMMUNICATIONS
            EQUIPMENT - 4.4%
     198  Plantronics, Inc.+......................        4,584
   2,368  QUALCOMM Inc.+..........................      138,480
   1,140  Scientific-Atlanta, Inc.................       46,284
                                                    -----------
                                                        189,348
                                                    -----------
          OILFIELD SERVICES - 8.0%
   4,056  BJ Services Company+....................      115,109
   3,448  Petroleum Geo-Services ASA, ADR+........       34,859
   3,336  Smith International, Inc.+..............      199,827
                                                    -----------
                                                        349,795
                                                    -----------
          PHARMACEUTICALS - 15.2%
   2,854  Alpharma Inc., Class A..................       77,772
   1,177  Amgen Inc.+.............................       71,420
   1,825  Caliper Technologies Corporation+.......       38,416
   2,342  Genentech, Inc.+........................      129,044
   4,218  Inspire Pharmaceuticals Inc.+...........       59,052
   4,768  Intermune Inc+..........................      169,836
   1,716  Merck & Company, Inc....................      109,670
                                                    -----------
                                                        655,210
                                                    -----------
          SOFTWARE - 4.9%
   2,940  Microsoft Corporation+..................      214,620
                                                    -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

NATIONS SEPARATE ACCOUNT TRUST -- MARSICO 21ST CENTURY PORTFOLIO
 Statement of net assets (continued)                June 30, 2001 (unaudited)

 SHARES                                                VALUE
---------------------------------------------------------------
          SPECIALTY STORES - 5.0%
   3,362  Home Depot, Inc.........................  $   156,501
   6,850  Rite Aid Corporation+...................       61,650
                                                    -----------
                                                        218,151
                                                    -----------
          TELECOMMUNICATIONS
            SERVICES - 3.0%
   4,136  Qwest Communications International
          Inc.+...................................      131,814
                                                    -----------
          TOTAL COMMON STOCKS
            (Cost $4,078,540).....................    3,965,597
                                                    -----------
PRINCIPAL
 AMOUNT
 ------
           SHORT TERM INVESTMENTS - 12.9% (Cost
             $559,942)
           FEDERAL HOME LOAN MORTGAGE CORPORATION
             (FHLMC) - 12.9%
$560,000   Discount note 07/02/01..................      559,883
                                                     -----------
 SHARES
 ------
           INVESTMENT COMPANIES - 0.1% (Cost
             $3,000)
   3,000   Nations Cash Reserves#..................        3,000
                                                     -----------
TOTAL INVESTMENTS
  (Cost $4,641,482*)....................    104.1 %    4,528,480
                                                     -----------
Other assets and liabilities (net)......     (4.1)%
Cash.................................................$       356
Receivable for investment securities sold............    532,385
Receivable for Fund shares sold......................    168,568
Dividends receivable.................................      1,110
Interest receivable..................................         77
Receivable from investment advisor...................      4,115
Unamortized organization costs.......................      6,709
Administration fee payable...........................       (807)

                                                 VALUE
---------------------------------------------------------
          Payable for investment securities
            purchased.......................  $  (852,427)
          Accrued Trustees'/Directors' fees
            and expenses....................      (21,193)
          Accrued expenses and other
            liabilities.....................      (16,136)
                                              -----------
          TOTAL OTHER ASSETS AND LIABILITIES
            (NET)...........................     (177,243)
                                              -----------
          NET ASSETS...............    100.0% $ 4,351,237
                                              ===========
          Net assets consist of:
          Distributions in excess of net
            investment income...............  $   (10,251)
          Accumulated net realized loss on
            investments sold................   (2,052,057)
          Net unrealized depreciation of
            investments.....................     (113,002)
          Paid-in capital...................    6,526,547
                                              -----------
          NET ASSETS........................  $ 4,351,237
                                              ===========
          NET ASSET VALUE, OFFERING AND
            REDEMPTION PRICE PER SHARE
            ($4,351,237  DIVIDED BY 664,256
            shares of common stock
            outstanding)....................  $      6.55
                                              ===========

-----------------

* Federal Income Tax Information: Net unrealized depreciation of $113,002 on investment securities was comprised of gross appreciation of $134,107 and gross depreciation of $247,109 for federal income tax purposes. At
     June 30, 2001, the aggregate cost of securities for federal income tax purposes was $4,641,482.
+    Non-income producing security.
# Money market mutual fund registered under the Investment Company Act of 1940, as amended, and sub-advised by Banc of America Capital Management, LLC.

Abbreviation:
     ADR   American Depository Receipt

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

NATIONS SEPARATE ACCOUNT TRUST -- MARSICO GROWTH & INCOME PORTFOLIO
 Statement of net assets                            June 30, 2001 (unaudited)

  SHARES                                                 VALUE
-----------------------------------------------------------------
            COMMON STOCKS - 93.1%
            AEROSPACE AND DEFENSE - 8.0%
    50,080  Boeing Company..........................  $ 2,784,448
    18,778  Embraer-Empresa Brasileira de
            Aeronautica SA, ADR+....................      733,281
    37,469  General Dynamics Corporation............    2,915,463
                                                      -----------
                                                        6,433,192
                                                      -----------
            AIRLINES - 2.7%
   118,398  Southwest Airlines Company..............    2,189,179
                                                      -----------
            APPAREL AND TEXTILES - 0.5%
     8,969  Nike, Inc., Class B.....................      376,608
                                                      -----------
            AUTOMOTIVE - 0.5%
    13,072  Bayerische Motoren Werke (BMW) AG.......      430,495
                                                      -----------
            BEVERAGES - 3.0%
    11,816  Adolph Coors Company, Class B##.........      592,927
    12,890  Anheuser-Busch Companies, Inc...........      531,068
    29,344  PepsiCo, Inc............................    1,297,005
                                                      -----------
                                                        2,421,000
                                                      -----------
            BROADCASTING AND CABLE - 6.9%
    41,772  AOL Time Warner Inc.+...................    2,213,915
    25,605  Clear Channel Communications, Inc.+.....    1,605,434
    40,397  Comcast Corporation, Class A+...........    1,753,230
                                                      -----------
                                                        5,572,579
                                                      -----------
            COMMERCIAL BANKING - 3.6%
    50,862  Citigroup Inc...........................    2,687,548
     5,025  Washington Mutual, Inc..................      188,689
                                                      -----------
                                                        2,876,237
                                                      -----------
            COMMERCIAL SERVICES - 0.4%
     3,515  Omnicom Group Inc.......................      302,290
                                                      -----------
            CONSUMER CREDIT AND MORTGAGES - 6.3%
    32,082  Fannie Mae..............................    2,731,782
    31,444  USA Education Inc.......................    2,295,412
                                                      -----------
                                                        5,027,194
                                                      -----------
  SHARES                                                 VALUE
-----------------------------------------------------------------
            DEPARTMENT AND DISCOUNT STORES - 6.4%
    71,003  Costco Wholesale Corporation+...........  $ 2,916,803
    45,330  Wal-Mart Stores, Inc....................    2,212,104
                                                      -----------
                                                        5,128,907
                                                      -----------
            DIVERSIFIED MANUFACTURING - 5.1%
    75,032  General Electric Company................    3,657,810
     7,410  Tyco International Ltd..................      403,845
                                                      -----------
                                                        4,061,655
                                                      -----------
            ELECTRIC POWER-NON NUCLEAR - 2.3%
    33,592  Calpine Corporation+....................    1,269,778
    16,566  Mirant Corporation+.....................      569,870
                                                      -----------
                                                        1,839,648
                                                      -----------
            FOOD AND DRUG STORES - 0.9%
    14,905  Safeway Inc.+...........................      715,440
                                                      -----------
            FOOD PRODUCTS - 1.7%
    44,596  Kraft Foods, Inc.+......................    1,382,476
                                                      -----------
            HEALTH SERVICES - 4.3%
     3,012  Quest Diagnostics Inc.+.................      225,448
    47,058  Tenet Healthcare Corporation+...........    2,427,722
    12,402  UnitedHealth Group Inc..................      765,824
                                                      -----------
                                                        3,418,994
                                                      -----------
            HOUSEHOLD PRODUCTS - 0.2%
     3,703  Estee Lauder Companies Inc., Class A....      159,599
                                                      -----------
            HOUSING AND FURNISHING - 0.3%
     6,945  M.D.C. Holdings, Inc....................      245,853
                                                      -----------
            INSURANCE - 0.6%
     5,266  American International Group, Inc.......      452,876
                                                      -----------
            INVESTMENT SERVICES - 7.1%
    11,527  Goldman Sachs Group, Inc................      989,017
    19,322  Lehman Brothers Holdings Inc............    1,502,286
    47,249  Merrill Lynch & Company, Inc............    2,799,502
     7,163  Northern Trust Corporation..............      447,688
                                                      -----------
                                                        5,738,493
                                                      -----------
            LODGING AND RECREATION - 1.4%
    20,592  Four Seasons Hotels Inc.##..............    1,139,767
                                                      -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

NATIONS SEPARATE ACCOUNT TRUST -- MARSICO GROWTH & INCOME PORTFOLIO
 Statement of net assets (continued)                June 30, 2001 (unaudited)

  SHARES                                                 VALUE
-----------------------------------------------------------------
            MEDICAL DEVICES AND SUPPLIES - 2.2%
    14,332  Baxter International Inc................  $   702,268
    37,148  Priority Healthcare Corporation,
            Class B+................................    1,050,545
                                                      -----------
                                                        1,752,813
                                                      -----------
            METALS AND MINING - 1.0%
     6,708  Minnesota Mining & Manufacturing
            Company.................................      765,383
                                                      -----------
            NETWORKING AND TELECOMMUNICATIONS
              EQUIPMENT - 1.6%
    21,824  QUALCOMM Inc.+..........................    1,276,268
                                                      -----------
            OILFIELD SERVICES - 1.3%
    17,924  Smith International, Inc.+..............    1,073,648
                                                      -----------
            PHARMACEUTICALS - 10.6%
    22,952  Amgen Inc.+.............................    1,392,727
    48,922  Genentech, Inc.+........................    2,695,603
    35,746  Merck & Company, Inc....................    2,284,527
    56,224  Pfizer Inc..............................    2,251,771
                                                      -----------
                                                        8,624,628
                                                      -----------
            PUBLISHING AND ADVERTISING - 0.3%
     5,793  New York Times Company, Class A.........      243,306
                                                      -----------
            RAILROADS, TRUCKING AND SHIPPING - 0.9%
    18,894  FedEx Corporation+......................      759,539
                                                      -----------
            REAL ESTATE INVESTMENT TRUSTS (REITS) -
              0.2%
     4,557  Equity Office Properties Trust..........  $   144,138
                                                      -----------
  SHARES                                                 VALUE
-----------------------------------------------------------------
            SOFTWARE - 5.3%
    58,174  Microsoft Corporation+..................    4,246,702
                                                      -----------
            SPECIALTY STORES - 6.7%
    70,260  Home Depot, Inc.........................    3,270,603
    57,533  Tiffany & Company.......................    2,083,845
                                                      -----------
                                                        5,354,448
                                                      -----------
            TELECOMMUNICATIONS SERVICES - 0.8%
    19,996  Qwest Communications International
            Inc.+...................................      637,273
                                                      -----------
            TOTAL COMMON STOCKS
              (Cost $70,410,301)....................   74,790,628
                                                      -----------
PRINCIPAL
  AMOUNT
  ------
            CORPORATE BONDS AND NOTES - 0.1%
              (Cost $97,255)
            HOUSING AND FURNISHING - 0.1%
$  100,000  M.D.C. Holdings, Inc.,
            8.375% 02/01/08.........................      100,000
                                                      -----------
            SHORT TERM INVESTMENTS - 7.0%
              (Cost $5,599,417)
            FEDERAL HOME LOAN MORTGAGE CORPORATION
              (FHLMC) - 7.0%
 5,600,000  Discount note 07/02/01..................    5,598,833
                                                      -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

NATIONS SEPARATE ACCOUNT TRUST -- MARSICO GROWTH & INCOME PORTFOLIO
 Statement of net assets (continued)                June 30, 2001 (unaudited)

  SHARES                                                 VALUE
-----------------------------------------------------------------
            INVESTMENT COMPANIES - 2.0% (Cost
              $1,621,705)
 1,621,705  Nations Cash Reserves#..................  $ 1,621,705
                                                      -----------
TOTAL INVESTMENTS
  (Cost $77,728,678*)...................    102.2 %    82,111,166
                                                      -----------
OTHER ASSETS AND LIABILITIES (NET)......     (2.2)%
Cash................................................. $       252
Receivable for investment securities sold............   6,570,533
Receivable for Fund shares sold......................      17,316
Dividends receivable.................................      35,394
Interest receivable..................................       3,790
Unamortized organization costs.......................       6,709
Collateral on securities loaned......................  (1,567,705)
Payable for Fund shares redeemed.....................     (54,469)
Investment advisory fee payable......................     (44,993)
Administration fee payable...........................     (15,409)
Payable for investment securities purchased..........  (6,633,857)
Accrued Trustees'/Directors' fees and expenses.......     (21,187)
Accrued expenses and other liabilities...............     (53,038)
                                                      -----------
TOTAL OTHER ASSETS AND LIABILITIES (NET).............  (1,765,664)
                                                      -----------
NET ASSETS..............................    100.0 %   $80,354,502
                                                      ===========

                                                VALUE
--------------------------------------------------------

          NET ASSETS CONSIST OF:
          Distributions in excess of net
            investment income..............  $    (7,342)
          Accumulated net realized loss on
            investments sold, foreign
            currencies and net other
            assets.........................   (7,913,519)
          Net unrealized appreciation of
            investments....................    4,382,488
          Paid-in capital..................   83,892,875
                                             -----------
          NET ASSETS.......................  $80,354,502
                                             ===========
          NET ASSET VALUE, OFFERING AND
            REDEMPTION PRICE PER SHARE
            ($80,354,502  DIVIDED BY
            5,577,187 shares of common
            stock outstanding).............  $     14.41
                                             ===========

-----------------
* Federal Income Tax Information: Net unrealized appreciation of $4,382,488 on investment securities was comprised of gross appreciation of $7,560,758 and gross depreciation of $3,178,270 for federal income tax purposes. At June 30, 2001, the aggregate cost of securities for federal income tax purposes was $77,728,678.
+    Non-income producing security.
# Money market mutual fund registered under the Investment Company Act of 1940, as amended, and sub-advised by Banc of America Capital Management, LLC. A portion of this amount represents cash collateral received from securities lending activity (Note 8). The portion that represents cash collateral is $1,567,705.
## All or a portion of security was on loan at June 30, 2001. The aggregate cost and market value of securities on loan at June 30, 2001 is $1,425,214 and $1,502,361, respectively.

Abbreviation:
     ADR   American Depository Receipt

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

NATIONS SEPARATE ACCOUNT TRUST -- CAPITAL GROWTH PORTFOLIO
 Statement of net assets                            June 30, 2001 (unaudited)

SHARES                                                VALUE
--------------------------------------------------------------
         COMMON STOCKS - 96.6%
         AEROSPACE AND DEFENSE - 1.4%
  4,000  United Technologies Corporation.........  $   293,040
                                                   -----------
         BEVERAGES - 3.5%
  4,800  Anheuser-Busch Companies, Inc...........      197,760
  6,800  Coca-Cola Company.......................      306,000
  4,700  PepsiCo, Inc............................      207,740
                                                   -----------
                                                       711,500
                                                   -----------
         BROADCASTING AND CABLE - 8.7%
 14,300  AOL Time Warner Inc.+...................      757,900
  4,900  Clear Channel Communications, Inc.+.....      307,230
 11,100  Comcast Corporation, Class A+...........      481,740
  4,300  Viacom Inc., Class B+...................      222,525
                                                   -----------
                                                     1,769,395
                                                   -----------
         COMMERCIAL BANKING - 2.7%
  4,000  Bank of New York Company, Inc...........      192,000
  6,900  Citigroup Inc...........................      364,596
                                                   -----------
                                                       556,596
                                                   -----------
         COMPUTER SERVICES - 4.5%
  3,850  Automatic Data Processing, Inc..........      191,345
 10,000  Concord EFS, Inc.+......................      520,100
  6,850  Sungard Data Systems, Inc.+.............      205,569
                                                   -----------
                                                       917,014
                                                   -----------
         COMPUTERS AND OFFICE EQUIPMENT - 8.6%
 11,325  Dell Computer Corporation+..............      296,149
  8,750  EMC Corporation+........................      254,188
  7,425  International Business Machines
         Corporation.............................      839,024
  7,700  Sanmina Corporation+....................      180,257
 11,425  Sun Microsystems, Inc.+.................      179,601
                                                   -----------
                                                     1,749,219
                                                   -----------
         CONSUMER CREDIT AND
           MORTGAGES - 3.2%
  2,600  Fannie Mae..............................      221,390
  4,000  Household International, Inc............      266,800
  5,000  MBNA Corporation........................      164,750
                                                   -----------
                                                       652,940
                                                   -----------
SHARES                                                VALUE
--------------------------------------------------------------
         DEPARTMENT AND DISCOUNT
           STORES - 4.7%
  4,325  Target Corporation......................  $   149,645
 16,625  Wal-Mart Stores, Inc....................      811,300
                                                   -----------
                                                       960,945
                                                   -----------
         DIVERSIFIED MANUFACTURING - 7.6%
 21,753  General Electric Company................    1,060,459
  9,126  Tyco International Ltd..................      497,367
                                                   -----------
                                                     1,557,826
                                                   -----------
         ELECTRIC POWER - NON
           NUCLEAR - 1.7%
  3,800  AES Corporation+........................      163,590
  5,000  Calpine Corporation+....................      189,000
                                                   -----------
                                                       352,590
                                                   -----------
         ELECTRICAL EQUIPMENT - 0.9%
  5,124  Honeywell International Inc.............      179,289
                                                   -----------
         HOUSING AND FURNISHING - 1.0%
  4,800  Centex Corporation......................      195,600
                                                   -----------
         INSURANCE - 2.2%
  5,200  American International Group, Inc.......      447,200
                                                   -----------
         INTEGRATED OIL - 1.5%
  3,500  Exxon Mobil Corporation.................      305,725
                                                   -----------
         INVESTMENT SERVICES - 3.3%
  7,100  Merrill Lynch & Company, Inc............      420,675
  3,900  Morgan Stanley Dean Witter & Company....      250,497
                                                   -----------
                                                       671,172
                                                   -----------
         LODGING AND RECREATION - 0.8%
  4,400  Starwood Hotels & Resorts Worldwide
         Inc.....................................      164,032
                                                   -----------
         MEDICAL DEVICES AND
           SUPPLIES - 5.1%
  4,400  Baxter International Inc................      215,600
  5,600  Guidant Corporation+....................      201,600
  6,800  Johnson & Johnson.......................      340,000
  6,100  Medtronic, Inc..........................      280,661
                                                   -----------
                                                     1,037,861
                                                   -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

NATIONS SEPARATE ACCOUNT TRUST -- CAPITAL GROWTH PORTFOLIO
 Statement of net assets (continued)                June 30, 2001 (unaudited)

SHARES                                                VALUE
--------------------------------------------------------------
         NATURAL GAS DISTRIBUTION - 0.4%
  1,500  El Paso Corporation.....................  $    78,810
                                                   -----------
         NETWORKING AND TELECOMMUNICATIONS
           EQUIPMENT - 2.3%
 25,700  Cisco Systems, Inc.+....................      467,740
                                                   -----------
         OILFIELD SERVICES - 1.5%
  4,800  Halliburton Company.....................      170,880
  2,400  Schlumberger Ltd........................      126,360
                                                   -----------
                                                       297,240
                                                   -----------
         PHARMACEUTICALS - 10.7%
  6,900  Amgen Inc.+.............................      418,692
  5,100  Bristol-Myers Squibb Company............      266,730
  1,400  Eli Lilly and Company...................      103,600
  7,000  Merck & Company, Inc....................      447,370
 19,400  Pfizer Inc..............................      776,970
  4,900  Schering-Plough Corporation.............      177,576
                                                   -----------
                                                     2,190,938
                                                   -----------
         SEMICONDUCTORS - 5.4%
 22,025  Intel Corporation.......................      644,231
  2,900  Linear Technology Corporation...........      128,238
  3,050  Texas Instruments Inc...................       96,075
  5,750  Xilinx, Inc.+...........................      237,130
                                                   -----------
                                                     1,105,674
                                                   -----------
         SOFTWARE - 8.5%
 14,025  Microsoft Corporation+..................    1,023,825
 22,300  Oracle Corporation+.....................      423,700
  4,225  VERITAS Software Corporation+...........      281,089
                                                   -----------
                                                     1,728,614
                                                   -----------
         SPECIALTY STORES - 3.5%
 13,025  Circuit City Stores - Circuit City
         Group...................................      234,450
 10,525  Home Depot, Inc.........................      489,939
                                                   -----------
                                                       724,389
                                                   -----------
         TELECOMMUNICATIONS
           SERVICES - 2.4%
  2,575  BellSouth Corporation...................      103,695
SHARES                                                VALUE
--------------------------------------------------------------
         TELECOMMUNICATIONS
           SERVICES (CONTINUED)
  4,600  SBC Communications Inc..................  $   184,276
    520  WorldCom, Inc.-MCI Group+...............        8,372
 13,000  WorldCom, Inc.-WorldCom Group+..........      184,600
                                                   -----------
                                                       480,943
                                                   -----------
         TOBACCO - 0.5%
  2,100  Philip Morris Companies Inc.............      106,575
                                                   -----------
         TOTAL COMMON STOCKS
           (Cost $18,539,839)....................   19,702,867
                                                   -----------
         INVESTMENT COMPANIES - 4.6% (Cost
           $938,000)
938,000  Nations Cash Reserves#..................      938,000
                                                   -----------

SHARES                                                VALUE
TOTAL INVESTMENTS
  (Cost $19,477,839*)...................     101.2 %   20,640,867
                                                      -----------
Other assets and liabilities (net)......      (1.2)%
Cash................................................. $       168
Receivable for investment securities sold............      23,000
Receivable for Fund shares sold......................       2,994
Dividends receivable.................................      10,545
Interest receivable..................................       3,306
Unamortized organization costs.......................       6,709
Investment advisory fee payable......................      (4,163)
Administration fee payable...........................      (3,932)
Shareholder servicing and distribution fees
  payable............................................    (124,534)
Payable for investment securities purchased..........     (96,310)
Accrued Trustees'/Directors' fees and expenses.......     (21,271)
Accrued expenses and other liabilities...............     (50,308)
                                                      -----------
TOTAL OTHER ASSETS AND LIABILITIES (NET).............    (253,796)
                                                      -----------
NET ASSETS..............................     100.0 %  $20,387,071
                                                      ===========

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

NATIONS SEPARATE ACCOUNT TRUST -- CAPITAL GROWTH PORTFOLIO
 Statement of net assets (continued)                June 30, 2001 (unaudited)

                                                VALUE
--------------------------------------------------------
          NET ASSETS CONSIST OF:
          Undistributed net investment
            income.........................  $    37,050
          Accumulated net realized loss on
            investments sold and futures
            contracts......................   (2,071,520)
          Net unrealized appreciation of
            investments....................    1,163,028
          Paid-in capital..................   21,258,513
                                             -----------
          NET ASSETS.......................  $20,387,071
                                             ===========
          NET ASSET VALUE, OFFERING AND
            REDEMPTION PRICE PER SHARE
            ($20,387,071  DIVIDED BY
            1,902,824 shares of common
            stock outstanding).............  $     10.71
                                             ===========

-----------------
* Federal Income Tax Information: Net unrealized appreciation of $1,163,028 on investment securities was comprised of gross appreciation of $1,969,892 and gross depreciation of $806,864 for federal income tax purposes. At June 30, 2001, the aggregate cost of securities for federal income tax purposes was $19,477,839.
+    Non-income producing security.
# Money market mutual fund registered under the Investment Company Act of 1940, as amended, and sub-advised by Banc of America Capital Management, LLC.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

NATIONS SEPARATE ACCOUNT TRUST -- MIDCAP GROWTH PORTFOLIO
 Statement of net assets                            June 30, 2001 (unaudited)

SHARES                                               VALUE
-------------------------------------------------------------
         COMMON STOCKS - 85.9%
         BROADCASTING AND CABLE - 5.3%
    475  Adelphia Communications Corporation+....  $   19,474
    195  Clear Channel Communications, Inc.+.....      12,227
    390  Hispanic Broadcasting Corporation+......      11,189
    415  Radio One, Inc., Class D+...............       9,151
    415  Univision Communications, Inc.,
         Class A+................................      17,754
                                                   ----------
                                                       69,795
                                                   ----------
         BUILDING MATERIALS - 0.8%
    220  Martin Marietta Materials, Inc..........      10,888
                                                   ----------
         COMMERCIAL BANKING - 2.4%
    340  Charter One Financial, Inc..............      10,846
    255  City National Corporation...............      11,294
    340  SouthTrust Corporation..................       8,840
                                                   ----------
                                                       30,980
                                                   ----------
         COMMERCIAL SERVICES - 0.7%
    620  KPMG Consulting Inc.+...................       9,517
                                                   ----------
         COMPUTER SERVICES - 11.2%
    670  Concord EFS, Inc.+......................      34,846
    645  Convergys Corporation+..................      19,511
    595  CSG Systems International, Inc.+........      33,772
    780  Jack Henry & Associates, Inc............      24,180
  1,120  Sungard Data Systems, Inc.+.............      33,611
                                                   ----------
                                                      145,920
                                                   ----------
         COMPUTERS AND OFFICE
           EQUIPMENT - 0.6%
    415  McDATA Corporation, Class A+............       7,283
                                                   ----------
         CONGLOMERATES - 1.4%
    560  Pentair, Inc............................      18,928
                                                   ----------
         CONSUMER CREDIT AND
           MORTGAGES - 1.3%
    280  Providian Financial Corporation.........      16,576
                                                   ----------
         DIVERSIFIED ELECTRONICS - 2.6%
    670  SCI Systems, Inc.+......................      17,085
    340  Solectron Corporation+..................       6,222
SHARES                                               VALUE
-------------------------------------------------------------
         DIVERSIFIED ELECTRONICS (CONTINUED)
    500  Symbol Technologies, Inc................  $   11,100
                                                   ----------
                                                       34,407
                                                   ----------
         DIVERSIFIED MANUFACTURING - 1.1%
    620  Capstone Turbine Corporation+...........      13,944
                                                   ----------
         ELECTRIC POWER - NON
           NUCLEAR - 4.1%
    400  AES Corporation+........................      17,220
    695  Calpine Corporation+....................      26,271
    280  Mirant Corporation+.....................       9,632
                                                   ----------
                                                       53,123
                                                   ----------
         ELECTRICAL EQUIPMENT - 1.1%
    475  C&D Technologies, Inc...................      14,725
                                                   ----------
         FOOD AND DRUG STORES - 0.3%
    125  Duane Reade Inc.+.......................       4,063
                                                   ----------
         FOOD PRODUCTS - 0.7%
    390  Hain Celestial Group, Inc.+.............       8,580
                                                   ----------
         HEALTH SERVICES - 2.0%
  1,250  Health Management Associates, Inc.,
         Class A+................................      26,300
                                                   ----------
         INSURANCE - 1.3%
    280  Ambac Financial Group, Inc..............      16,296
                                                   ----------
         INVESTMENT SERVICES - 3.7%
    415  Legg Mason, Inc.........................      20,650
    195  Northern Trust Corporation..............      12,188
    500  Waddell & Reed Financial, Inc.,
         Class A.................................      15,875
                                                   ----------
                                                       48,713
                                                   ----------
         MEDICAL DEVICES AND
           SUPPLIES - 3.0%
    620  Inhale Therapeutic Systems, Inc.+.......      14,260
    315  Stryker Corporation.....................      17,278
    280  Waters Corporation+.....................       7,731
                                                   ----------
                                                       39,269
                                                   ----------
         NETWORKING AND TELECOMMUNICATIONS
           EQUIPMENT - 5.0%
    810  ADC Telecommunications, Inc.+...........       5,346
    475  Comverse Technology, Inc.+..............      27,122

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

NATIONS SEPARATE ACCOUNT TRUST -- MIDCAP GROWTH PORTFOLIO
 Statement of net assets (continued)                June 30, 2001 (unaudited)

SHARES                                               VALUE
-------------------------------------------------------------
         NETWORKING AND TELECOMMUNICATIONS
           EQUIPMENT (CONTINUED)
    305  Openwave Systems Inc.+..................  $   10,584
    620  Powerwave Technologies, Inc.+...........       8,990
    230  Research In Motion Ltd.+................       7,418
    200  Tekelec.................................       5,420
                                                   ----------
                                                       64,880
                                                   ----------
         OILFIELD SERVICES - 4.8%
    560  BJ Services Company+....................      15,893
    255  ENSCO International Inc.................       5,967
    475  Global Marine Inc.+.....................       8,849
    195  Nabors Industries, Inc.+................       7,254
    195  Smith International, Inc.+..............      11,681
    280  Weatherford International, Inc.+........      13,440
                                                   ----------
                                                       63,084
                                                   ----------
         PHARMACEUTICALS - 8.4%
    280  Alkermes, Inc.+.........................       9,828
    585  Caliper Technologies Corporation+.......      12,314
    230  MedImmune, Inc.+........................      10,856
    560  Millennium Pharmaceuticals, Inc.+.......      19,925
    525  Shire Pharmaceuticals Group plc, ADR+...      29,137
    450  Watson Pharmaceuticals, Inc.+...........      27,738
                                                   ----------
                                                      109,798
                                                   ----------
         PUBLISHING AND ADVERTISING - 0.3%
     85  Lamar Advertising Company+..............       3,740
                                                   ----------
         SEMICONDUCTORS - 3.4%
    255  Linear Technology Corporation...........      11,276
    230  Maxim Integrated Products, Inc.+........      10,168
    415  SanDisk Corporation+....................      11,575
    230  Vitesse Semiconductor Corporation+......       4,839
    170  Xilinx, Inc.+...........................       7,011
                                                   ----------
                                                       44,869
                                                   ----------
         SOFTWARE - 7.8%
    415  BMC Software, Inc.+.....................       9,354
    195  Check Point Software Technologies
         Ltd.+...................................       9,861
SHARES                                               VALUE
-------------------------------------------------------------
         SOFTWARE (CONTINUED)
    705  Citrix Systems, Inc.+...................  $   24,604
    340  E. piphany, Inc.+.......................       3,454
    230  Intuit Inc.+............................       9,198
    595  Precise Software Solutions Ltd.+........      18,267
    570  Quest Software, Inc.+...................      21,517
    125  Symantec Corporation+...................       5,461
                                                   ----------
                                                      101,716
                                                   ----------
         SPECIALTY STORES - 4.6%
    620  Bed Bath & Beyond Inc.+.................      18,599
    375  Circuit City Stores - Circuit City
         Group...................................       6,750
    150  Talbots, Inc............................       6,563
    415  The Men's Wearhouse, Inc.+..............      11,454
    475  Tiffany & Company.......................      17,205
                                                   ----------
                                                       60,571
                                                   ----------
         TELECOMMUNICATIONS
           SERVICES - 4.6%
    645  Allegiance Telecom, Inc.+...............       9,669
    390  Broadwing Inc.+.........................       9,536
    645  Nextel Communications, Inc.,
         Class A+................................      11,288
    390  Time Warner Telecom, Inc.+..............      13,072
    340  Western Wireless Corporation,
         Class A+................................      14,619
    690  XO Communications, Inc.+................       1,325
                                                   ----------
                                                       59,509
                                                   ----------
         UNIT INVESTMENT TRUST - 3.4%
    475  S&P Mid-Cap 400 Depositary Receipts.....      45,059
                                                   ----------
         TOTAL COMMON STOCKS
           (Cost $1,173,863).....................   1,122,533
                                                   ----------
         INVESTMENT COMPANIES - 14.7%
           (cost $192,400)
192,400  Nations Cash Reserves#..................     192,400
                                                   ----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

NATIONS SEPARATE ACCOUNT TRUST -- MIDCAP GROWTH PORTFOLIO
 Statement of net assets (continued)                June 30, 2001 (unaudited)

                                                     VALUE
-------------------------------------------------------------
TOTAL INVESTMENTS
  (Cost $1,366,263*)....................    100.6 %  $1,314,933
                                                     ----------
Other assets and liabilities (net)......     (0.6)%
Cash................................................ $      756
Dividends receivable................................        213
Interest receivable.................................        753
Receivable from investment advisor..................      8,531
Payable for Fund shares redeemed....................         (1)
Administration fee payable..........................       (230)
Accrued Trustees'/Directors' fees and expenses......     (3,268)
Accrued expenses and other liabilities..............    (15,121)
                                                     ----------
TOTAL OTHER ASSETS AND LIABILITIES (NET)............     (8,367)
                                                     ----------
NET ASSETS..............................    100.0 %  $1,306,566
                                                     ==========

                                                  VALUE
----------------------------------------------------------
          NET ASSETS CONSIST OF:
          Undistributed net investment
            income...........................  $      403
          Accumulated net realized gain on
            investments sold.................         954
          Net unrealized depreciation of
            investments......................     (51,330)
          Paid-in capital....................   1,356,539
                                               ----------
          NET ASSETS.........................  $1,306,566
                                               ==========
          NET ASSET VALUE, OFFERING AND
            REDEMPTION PRICE PER SHARE
            ($1,306,566  DIVIDED BY 136,435
            shares of common stock
            outstanding).....................  $     9.58
                                               ==========

-----------------
* Federal Income Tax Information: Net unrealized depreciation of $51,330 on investment securities was comprised of gross appreciation of $51,236 and gross depreciation of $102,566 for federal income tax purposes. At
     June 30, 2001, the aggregate cost of securities for federal income tax purposes was $1,366,263.
+    Non-income producing security.
# Money market mutual fund registered under the Investment Company Act of 1940, as amended, and sub-advised by Banc of America Capital Management, LLC.

Abbreviation:
    ADR   American Depository Receipt

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

NATIONS SEPARATE ACCOUNT TRUST -- VALUE PORTFOLIO
 Statement of net assets                            June 30, 2001 (unaudited)

  SHARES                                                 VALUE
-----------------------------------------------------------------
            COMMON STOCKS - 97.2%
            AEROSPACE AND DEFENSE - 7.2%
     4,100  B.F. Goodrich Company...................  $   155,718
     4,400  General Dynamics Corporation............      342,364
     3,900  Rockwell International Corporation......      148,668
     2,100  United Technologies Corporation.........      153,846
                                                      -----------
                                                          800,596
                                                      -----------
            APPAREL AND TEXTILES - 1.1%
     2,500  Liz Claiborne, Inc......................      126,125
                                                      -----------
            AUTOMOTIVE - 3.6%
     3,300  General Motors Corporation..............      212,355
     2,700  Johnson Controls, Inc...................      195,669
                                                      -----------
                                                          408,024
                                                      -----------
            BEVERAGES - 1.2%
     2,051  Brown-Forman Corporation, Class B.......      131,141
                                                      -----------
            BROADCASTING AND
              CABLE - 1.5%
     3,300  AOL Time Warner Inc.+...................      174,900
                                                      -----------
            CHEMICALS - BASIC - 1.6%
     3,900  Praxair, Inc............................      183,300
                                                      -----------
            COMMERCIAL BANKING - 9.6%
     3,300  Citigroup Inc...........................      174,372
     3,600  J.P. Morgan Chase & Company.............      160,560
    14,000  SouthTrust Corporation..................      364,000
    10,200  Washington Mutual, Inc..................      383,009
                                                      -----------
                                                        1,081,941
                                                      -----------
            COMMERCIAL SERVICES - 1.7%
     9,700  Cendant Corporation+....................      189,150
                                                      -----------
            COMPUTER SERVICES - 3.1%
     2,400  Computer Sciences Corporation+..........       83,040
     2,800  Electronic Data Systems Corporation.....      175,000
     1,500  First Data Corporation..................       96,375
                                                      -----------
                                                          354,415
                                                      -----------
  SHARES                                                 VALUE
-----------------------------------------------------------------
            COMPUTERS AND OFFICE EQUIPMENT - 1.6%
     1,600  International Business Machines
            Corporation.............................  $   180,800
                                                      -----------
            CONSUMER CREDIT AND MORTGAGES - 6.3%
     4,100  American Express Company................      159,080
     2,100  Fannie Mae..............................      178,815
     3,150  Freddie Mac.............................      220,500
     4,600  MBNA Corporation........................      151,570
                                                      -----------
                                                          709,965
                                                      -----------
            DEPARTMENT AND DISCOUNT STORES - 1.4%
     3,800  Federated Department Stores, Inc.+......      161,500
                                                      -----------
            ELECTRIC POWER - NON NUCLEAR - 1.5%
     4,900  Mirant Corporation+.....................      168,560
                                                      -----------
            ELECTRIC POWER -
              NUCLEAR - 3.2%
     2,800  Dominion Resources, Inc.................      168,364
     3,300  FPL Group, Inc..........................      198,693
                                                      -----------
                                                          367,057
                                                      -----------
            ELECTRICAL EQUIPMENT - 1.6%
     4,300  W.W. Grainger, Inc......................      176,988
                                                      -----------
            EXPLORATION AND PRODUCTION - 1.3%
     2,800  Anadarko Petroleum Corporation..........      151,284
                                                      -----------
            FINANCE - MISCELLANEOUS - 1.7%
     4,200  Countrywide Credit Industries, Inc......      192,696
                                                      -----------
            FOOD AND DRUG STORES - 1.4%
     3,400  Safeway Inc.+...........................      163,200
                                                      -----------
            HEALTH SERVICES - 3.4%
     3,600  Tenet Healthcare Corporation+...........      185,724
     3,100  Trigon Healthcare, Inc.+................      201,035
                                                      -----------
                                                          386,759
                                                      -----------
            HOUSEHOLD PRODUCTS - 1.8%
     5,400  Fortune Brands, Inc.....................      207,144
                                                      -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

NATIONS SEPARATE ACCOUNT TRUST -- VALUE PORTFOLIO
 Statement of net assets (continued)                June 30, 2001 (unaudited)

  SHARES                                                 VALUE
-----------------------------------------------------------------
            HOUSING AND FURNISHING - 1.8%
     5,100  Centex Corporation......................  $   207,825
                                                      -----------
            INSURANCE - 4.5%
     3,200  Ambac Financial Group, Inc..............      186,240
     1,725  CIGNA Corporation.......................      165,290
     2,500  Loews Corporation.......................      161,075
                                                      -----------
                                                          512,605
                                                      -----------
            INTEGRATED OIL - 4.2%
     1,900  Exxon Mobil Corporation.................      165,965
     5,700  Occidental Petroleum Corporation........      151,563
     4,200  Sunoco, Inc.............................      153,846
                                                      -----------
                                                          471,374
                                                      -----------
            INVESTMENT SERVICES - 2.8%
     2,600  Merrill Lynch & Company, Inc............      154,050
     2,600  Northern Trust Corporation..............      162,500
                                                      -----------
                                                          316,550
                                                      -----------
            MEDICAL DEVICES AND
              SUPPLIES - 3.2%
     3,300  Hillenbrand Industries, Inc.............      188,463
     3,400  Johnson & Johnson.......................      170,000
                                                      -----------
                                                          358,463
                                                      -----------
            METALS AND MINING - 1.5%
     4,200  Alcoa Inc...............................      165,480
                                                      -----------
            NATURAL GAS DISTRIBUTION - 3.2%
     2,500  El Paso Corporation.....................      131,350
     3,200  Sempra Energy...........................       87,488
     4,400  Williams Companies, Inc.................      144,980
                                                      -----------
                                                          363,818
                                                      -----------
            OILFIELD SERVICES - 2.3%
     4,600  BJ Services Company+....................      130,548
     4,400  Helmerich & Payne, Inc..................      135,608
                                                      -----------
                                                          266,156
                                                      -----------
  SHARES                                                 VALUE
-----------------------------------------------------------------
            RAILROADS, TRUCKING AND SHIPPING - 1.6%
     3,400  Union Pacific Corporation...............  $   186,694
                                                      -----------
            REAL ESTATE INVESTMENT TRUSTS (REITS) -
              0.9%
     3,400  Equity Office Properties Trust..........      107,542
                                                      -----------
            SEMICONDUCTORS - 1.4%
     3,000  Intel Corporation.......................       87,750
     1,700  Linear Technology Corporation...........       75,174
                                                      -----------
                                                          162,924
                                                      -----------
            SOFTWARE - 0.0%+
       275  Roxio, Inc.+............................        3,575
                                                      -----------
            TELECOMMUNICATIONS
              SERVICES - 5.9%
     9,000  Sprint Corporation (FON Group)..........      192,240
     6,000  Verizon Communications Inc..............      321,000
       428  WorldCom, Inc.-MCI Group+...............        6,891
    10,700  WorldCom, Inc.-WorldCom Group+..........      151,940
                                                      -----------
                                                          672,071
                                                      -----------
            TOBACCO - 6.2%
     7,100  Philip Morris Companies Inc.............      360,325
    11,800  UST Inc.................................      340,548
                                                      -----------
                                                          700,873
                                                      -----------
            UTILITIES - MISCELLANEOUS - 1.9%
     6,600  American Water Works Company, Inc.......      217,602
                                                      -----------
            TOTAL COMMON STOCKS
              (Cost $10,317,998)....................   11,029,097
                                                      -----------
            INVESTMENT COMPANIES - 4.6% (Cost
              $525,000)
   525,000  Nations Cash Reserves#..................      525,000
                                                      -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

NATIONS SEPARATE ACCOUNT TRUST -- VALUE PORTFOLIO
 Statement of net assets (continued)                June 30, 2001 (unaudited)

                                                         VALUE
--------------------------------------------------------------------
TOTAL INVESTMENTS
  (Cost $10,842,998*)...................    101.8 %     $11,554,097
                                                        -----------
Other assets and liabilities (net)......     (1.8)%
Cash.................................................   $       436
Receivable for Fund shares sold......................        38,832
Dividends receivable.................................        20,148
Interest receivable..................................         2,017
Receivable from investment advisor...................           564
Unamortized organization costs.......................         6,709
Payable for Fund shares redeemed.....................          (441)
Administration fee payable...........................        (2,125)
Payable for investment securities purchased..........      (224,686)
Accrued Trustees'/Directors' fees and expenses.......       (19,740)
Accrued expenses and other liabilities...............       (21,557)
                                                        -----------
TOTAL OTHER ASSETS AND LIABILITIES (NET).............      (199,843)
                                                        -----------
NET ASSETS..............................    100.0 %     $11,354,254
                                                        ===========

                                                VALUE
--------------------------------------------------------

          NET ASSETS CONSIST OF:
          Undistributed net investment
            income.........................  $    54,594
          Accumulated net realized loss on
            investments sold...............     (296,582)
          Net unrealized appreciation of
            investments....................      711,099
          Paid-in capital..................   10,885,143
                                             -----------
          NET ASSETS.......................  $11,354,254
                                             ===========
          NET ASSET VALUE, OFFERING AND
            REDEMPTION PRICE PER SHARE
            ($11,354,254  DIVIDED BY
            1,059,301 shares of common
            stock outstanding).............  $     10.72
                                             ===========

-----------------

* Federal Income Tax Information: Net unrealized appreciation of $711,099 on investment securities was comprised of gross appreciation of $1,087,588 and gross depreciation of $376,489 for federal income tax purposes. At
     June 30, 2001, the aggregate cost of securities for federal income tax purposes was $10,842,998.
+    Non-income producing security.
+    Amount represents less than 0.1%.
# Money market mutual fund registered under the Investment Company Act of 1940, as amended, and sub-advised by Banc of America Capital Management, LLC.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

NATIONS SEPARATE ACCOUNT TRUST -- ASSET ALLOCATION PORTFOLIO
 Statement of net assets                            June 30, 2001 (unaudited)

 SHARES                                               VALUE
--------------------------------------------------------------
          COMMON STOCKS - 63.9%
          AEROSPACE AND DEFENSE - 1.3%
     800  Boeing Company..........................  $   44,480
     300  General Dynamics Corporation............      23,343
     200  Northrop Grumman Corporation............      16,020
     400  United Technologies Corporation.........      29,304
                                                    ----------
                                                       113,147
                                                    ----------
          AIRLINES - 0.2%
     400  Continental Airlines, Inc., Class B+....      19,700
                                                    ----------
          APPAREL AND TEXTILES - 0.1%
     200  Liz Claiborne, Inc......................      10,090
                                                    ----------
          AUTOMOTIVE - 0.9%
     600  Ford Motor Company......................      14,730
     800  General Motors Corporation..............      51,480
     200  Johnson Controls, Inc...................      14,494
                                                    ----------
                                                        80,704
                                                    ----------
          BEVERAGES - 1.3%
     500  Anheuser-Busch Companies, Inc...........      20,600
     800  Coca-Cola Company.......................      36,000
   1,400  PepsiCo, Inc............................      61,880
                                                    ----------
                                                       118,480
                                                    ----------
          BROADCASTING AND CABLE - 2.7%
   2,600  AOL Time Warner Inc.+...................     137,800
     300  Cox Communications, Inc., Class A+......      13,290
   1,000  Viacom Inc., Class B+...................      51,750
   1,400  Walt Disney Company.....................      40,446
                                                    ----------
                                                       243,286
                                                    ----------
          CHEMICALS - BASIC - 0.7%
     400  Air Products and Chemicals, Inc.........      18,300
     200  Dow Chemical Company....................       6,650
     300  E.I. duPont de Nemours and Company......      14,472
     100  PPG Industries, Inc.....................       5,257
     300  Praxair, Inc............................      14,100
                                                    ----------
                                                        58,779
                                                    ----------
          CHEMICALS - SPECIALTY - 0.2%
     200  Engelhard Corporation...................       5,158
     300  Sigma-Aldrich Corporation...............      11,586
                                                    ----------
                                                        16,744
                                                    ----------
          COMMERCIAL BANKING - 5.2%
     600  Charter One Financial, Inc..............      19,140
   3,600  Citigroup Inc...........................     190,224
 SHARES                                               VALUE
--------------------------------------------------------------
          COMMERCIAL BANKING (CONTINUED)
     500  First Union Corporation.................  $   17,470
     600  FleetBoston Financial Corporation.......      23,670
     600  J.P. Morgan Chase & Company.............      26,760
     500  Mellon Financial Corporation............      23,000
     900  Regions Financial Corporation...........      28,800
   1,000  SouthTrust Corporation..................      26,000
     400  SunTrust Banks, Inc.....................      25,912
   1,000  US Bancorp..............................      22,790
   1,400  Washington Mutual, Inc..................      52,570
     500  Wells Fargo & Company...................      23,215
                                                    ----------
                                                       479,551
                                                    ----------
          COMMERCIAL SERVICES - 0.5%
   1,200  Cendant Corporation+....................      23,400
     200  Omnicom Group Inc.......................      17,200
                                                    ----------
                                                        40,600
                                                    ----------
          COMPUTER SERVICES - 1.0%
     300  Automatic Data Processing, Inc..........      14,910
     400  Electronic Data Systems Corporation.....      25,000
     600  First Data Corporation..................      38,550
     400  Paychex, Inc............................      16,000
                                                    ----------
                                                        94,460
                                                    ----------
          COMPUTERS AND OFFICE EQUIPMENT - 3.1%
   1,300  Dell Computer Corporation+..............      33,995
     100  Eastman Kodak Company...................       4,668
   1,000  EMC Corporation+........................      29,050
     900  Hewlett-Packard Company.................      25,740
   1,100  International Business Machines
          Corporation.............................     124,300
     200  Jabil Circuit, Inc.+....................       6,172
     200  Lexmark International, Inc.+............      13,450
     300  NCR Corporation+........................      14,100
     100  Pitney Bowes Inc........................       4,212
   1,100  Sun Microsystems, Inc.+.................      17,292
     300  Unisys Corporation+.....................       4,413
                                                    ----------
                                                       277,392
                                                    ----------
          CONSUMER CREDIT AND
            MORTGAGES - 2.5%
     900  Fannie Mae..............................      76,635
     700  Freddie Mac.............................      49,000
     400  Household International, Inc............      26,680
     700  MBNA Corporation........................      23,065
     400  Providian Financial Corporation.........      23,680

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

NATIONS SEPARATE ACCOUNT TRUST -- ASSET ALLOCATION PORTFOLIO
 Statement of net assets (continued)                June 30, 2001 (unaudited)

 SHARES                                               VALUE
--------------------------------------------------------------
          CONSUMER CREDIT AND
            MORTGAGES (CONTINUED)
     300  USA Education Inc.......................  $   21,900
                                                    ----------
                                                       220,960
                                                    ----------
          DEPARTMENT AND DISCOUNT
            STORES - 1.9%
     400  Dollar General Corporation..............       7,800
     300  Federated Department Stores, Inc.+......      12,750
     600  Kohl's Corporation+.....................      37,638
     900  Target Corporation......................      31,140
   1,600  Wal-Mart Stores, Inc....................      78,080
                                                    ----------
                                                       167,408
                                                    ----------
          DIVERSIFIED ELECTRONICS - 0.1%
     200  Symbol Technologies, Inc................       4,440
     300  Tektronix, Inc.+........................       8,145
                                                    ----------
                                                        12,585
                                                    ----------
          DIVERSIFIED MANUFACTURING - 3.7%
   4,900  General Electric Company................     238,875
   1,700  Tyco International Ltd..................      92,650
                                                    ----------
                                                       331,525
                                                    ----------
          ELECTRIC POWER - NON NUCLEAR - 0.6%
     200  Calpine Corporation+....................       7,560
     500  DTE Energy Company......................      23,220
     300  Dynegy Inc., Class A....................      13,950
     200  PPL Corporation.........................      11,000
                                                    ----------
                                                        55,730
                                                    ----------
          ELECTRIC POWER - NUCLEAR - 1.2%
   1,100  Duke Energy Corporation.................      42,911
     700  Exelon Corporation......................      44,884
     300  FPL Group, Inc..........................      18,063
                                                    ----------
                                                       105,858
                                                    ----------
          ELECTRICAL EQUIPMENT - 0.2%
     400  Honeywell International Inc.............      13,996
                                                    ----------
          EXPLORATION AND PRODUCTION - 0.3%
     500  Anadarko Petroleum Corporation..........      27,015
                                                    ----------
          FOOD AND DRUG STORES - 0.7%
     200  CVS Corporation.........................       7,720
     400  Safeway Inc.+...........................      19,200
     600  The Kroger Company+.....................      15,000
     600  Walgreen Company........................      20,490
                                                    ----------
                                                        62,410
                                                    ----------
 SHARES                                               VALUE
--------------------------------------------------------------
          FOOD PRODUCTS - 1.1%
     300  General Mills, Inc......................  $   13,134
     200  Hershey Foods Corporation...............      12,342
     200  Quaker Oats Company.....................      18,250
   1,100  SYSCO Corporation.......................      29,865
     400  Unilever NV+............................      23,828
     100  WM. Wrigley Jr. Company.................       4,685
                                                    ----------
                                                       102,104
                                                    ----------
          HEALTH SERVICES - 0.6%
     600  HCA Inc.................................      27,114
     500  UnitedHealth Group Inc..................      30,875
                                                    ----------
                                                        57,989
                                                    ----------
          HEAVY MACHINERY - 0.4%
     200  Illinois Tool Works Inc.................      12,660
     500  Parker-Hannifin Corporation.............      21,220
                                                    ----------
                                                        33,880
                                                    ----------
          HOUSEHOLD PRODUCTS - 1.1%
     400  Avon Products, Inc......................      18,512
     400  Colgate-Palmolive Company...............      23,596
     100  Estee Lauder Companies Inc., Class A....       4,310
     200  Fortune Brands, Inc.....................       7,672
     500  Kimberly-Clark Corporation..............      27,950
     300  Procter & Gamble Company................      19,140
                                                    ----------
                                                       101,180
                                                    ----------
          INSURANCE - 2.6%
   1,200  Allstate Corporation....................      52,788
   1,200  American General Corporation............      55,740
     800  American International Group, Inc.......      68,800
     300  Hartford Financial Services
          Group, Inc..............................      20,520
     300  Lincoln National Corporation............      15,525
     700  MetLife, Inc............................      21,686
                                                    ----------
                                                       235,059
                                                    ----------
          INTEGRATED OIL - 3.6%
     700  Chevron Corporation.....................      63,350
     700  Conoco Inc.+............................      20,230
   2,300  Exxon Mobil Corporation.................     200,905
     300  Texaco Inc..............................      19,980
     700  USX-Marathon Group......................      20,657
                                                    ----------
                                                       325,122
                                                    ----------
          INVESTMENT SERVICES - 1.2%
     500  Lehman Brothers Holdings Inc............      38,875

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

NATIONS SEPARATE ACCOUNT TRUST -- ASSET ALLOCATION PORTFOLIO
 Statement of net assets (continued)                June 30, 2001 (unaudited)

 SHARES                                               VALUE
--------------------------------------------------------------
          INVESTMENT SERVICES (CONTINUED)
     700  Merrill Lynch & Company, Inc............  $   41,475
     400  Morgan Stanley Dean Witter & Company....      25,692
                                                    ----------
                                                       106,042
                                                    ----------
          LODGING AND RECREATION - 0.5%
     600  Carnival Corporation....................      18,420
     600  Harley-Davidson, Inc....................      28,248
                                                    ----------
                                                        46,668
                                                    ----------
          MEDICAL DEVICES AND SUPPLIES - 2.8%
     700  Abbott Laboratories.....................      33,607
     500  Baxter International Inc................      24,500
     800  Biomet, Inc.............................      38,448
     800  Cardinal Health, Inc....................      55,200
   2,000  Johnson & Johnson.......................     100,000
                                                    ----------
                                                       251,755
                                                    ----------
          METALS AND MINING - 0.4%
     700  Alcoa Inc...............................      27,580
     400  Barrick Gold Corporation................       6,060
                                                    ----------
                                                        33,640
                                                    ----------
          NATURAL GAS DISTRIBUTION - 0.6%
     500  El Paso Corporation.....................      26,270
     800  Williams Companies, Inc.................      26,360
                                                    ----------
                                                        52,630
                                                    ----------
          NETWORKING AND TELECOMMUNICATIONS
            EQUIPMENT - 1.8%
     300  American Power Conversion
          Corporation+............................       4,725
     300  Avaya Inc.+.............................       4,110
     500  Cabletron Systems, Inc.+................      11,425
   3,100  Cisco Systems, Inc.+....................      56,420
     300  Comverse Technology, Inc.+..............      17,130
     300  Corning Inc.............................       5,013
     700  QUALCOMM Inc.+..........................      40,936
     400  Scientific-Atlanta, Inc.................      16,240
     200  Tellabs, Inc.+..........................       3,876
                                                    ----------
                                                       159,875
                                                    ----------
          OILFIELD SERVICES - 0.4%
     500  BJ Services Company+....................      14,190
     500  ENSCO International Inc.................      11,700
     200  Schlumberger Ltd........................      10,530
                                                    ----------
                                                        36,420
                                                    ----------
 SHARES                                               VALUE
--------------------------------------------------------------
          PAPER AND FOREST PRODUCTS - 0.3%
     100  Temple-Inland Inc.......................  $    5,329
     400  Weyerhaeuser Company....................      21,988
                                                    ----------
                                                        27,317
                                                    ----------
          PHARMACEUTICALS - 4.9%
     200  Allergan, Inc...........................      17,100
     200  American Home Products Corporation......      11,688
     300  Amgen Inc.+.............................      18,204
     800  Bristol-Myers Squibb Company............      41,840
     200  Chiron Corporation+.....................      10,200
     500  Eli Lilly and Company...................      37,000
     300  Forest Laboratories, Inc.+..............      21,300
     200  King Pharmaceuticals, Inc.+.............      10,750
     200  MedImmune, Inc.+........................       9,440
   1,100  Merck & Company, Inc....................      70,301
   4,100  Pfizer Inc..............................     164,205
     800  Schering-Plough Corporation.............      28,992
                                                    ----------
                                                       441,020
                                                    ----------
          PUBLISHING AND ADVERTISING - 0.4%
     400  McGraw-Hill Companies, Inc..............      26,460
     200  New York Times Company, Class A.........       8,400
                                                    ----------
                                                        34,860
                                                    ----------
          RAILROADS, TRUCKING AND SHIPPING - 0.3%
     800  Burlington Northern Santa Fe
          Corporation.............................      24,136
                                                    ----------
          RESTAURANTS - 0.3%
     200  Darden Restaurants, Inc.................       5,580
   1,000  Starbucks Corporation+..................      23,000
                                                    ----------
                                                        28,580
                                                    ----------
          SEMICONDUCTORS - 3.0%
     300  Advanced Micro Devices, Inc.+...........       8,664
     300  Altera Corporation+.....................       8,700
     400  Analog Devices, Inc.+...................      17,300
     300  Applied Materials, Inc.+................      14,730
   3,600  Intel Corporation.......................     105,300
     300  KLA-Tencor Corporation+.................      17,541
     400  Linear Technology Corporation...........      17,688
     200  Maxim Integrated Products, Inc.+........       8,842
     200  Micron Technology, Inc.+................       8,220
     300  Novellus Systems, Inc.+.................      17,037
     300  PerkinElmer, Inc........................       8,259

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

NATIONS SEPARATE ACCOUNT TRUST -- ASSET ALLOCATION PORTFOLIO
 Statement of net assets (continued)                June 30, 2001 (unaudited)

 SHARES                                               VALUE
--------------------------------------------------------------
          SEMICONDUCTORS (CONTINUED)
     100  QLogic Corporation+.....................  $    6,445
     600  Texas Instruments Inc...................      18,900
     300  Xilinx, Inc.+...........................      12,372
                                                    ----------
                                                       269,998
                                                    ----------
          SOFTWARE - 3.5%
     200  Adobe Systems Inc.......................       9,400
     200  Autodesk, Inc...........................       7,460
     400  Computer Associates
          International, Inc......................      14,400
     100  Intuit Inc.+............................       3,999
   2,900  Microsoft Corporation+..................     211,700
   2,900  Oracle Corporation+.....................      55,100
     300  Peoplesoft, Inc.+.......................      14,769
                                                    ----------
                                                       316,828
                                                    ----------
          SPECIALTY STORES - 1.5%
   1,000  Bed Bath & Beyond Inc.+.................      30,000
     400  Best Buy Company, Inc.+.................      25,408
   1,000  Home Depot, Inc.........................      46,550
     400  Lowe's Companies, Inc...................      29,020
                                                    ----------
                                                       130,978
                                                    ----------
          TELECOMMUNICATIONS SERVICES - 3.5%
   1,000  BellSouth Corporation...................      40,270
     400  Nextel Communications, Inc.,
          Class A+................................       7,000
   1,800  Qwest Communications International
          Inc.+...................................      57,366
   1,800  SBC Communications Inc..................      72,108
   1,800  Verizon Communications Inc..............      96,300
   2,700  WorldCom, Inc.-WorldCom Group+..........      38,340
                                                    ----------
                                                       311,384
                                                    ----------
          TOBACCO - 0.7%
   1,300  Philip Morris Companies Inc.............      65,975
                                                    ----------
          TOTAL COMMON STOCKS
            (Cost $5,662,259).....................   5,743,860
                                                    ----------

PRINCIPAL
 AMOUNT                                                VALUE
---------------------------------------------------------------
           CORPORATE BONDS AND NOTES - 13.3%
           AEROSPACE AND DEFENSE - 0.3%
$ 25,000   Raytheon Company, Class B,
           7.900% 03/01/03.........................  $   25,628
                                                     ----------
           AIRLINES - 0.4%
  30,000   US Airways, Inc.,
           8.020% 02/05/19.........................      31,799
                                                     ----------
           AUTOMOTIVE - 0.8%
  17,000   Delphi Automotive Systems Corporation,
           6.125% 05/01/04.........................      17,029
  20,000   Ford Motor Credit Company,
           7.600% 08/01/05.........................      20,990
  30,000   Toyota Motor Credit Corporation,
           5.625% 11/13/03.........................      30,354
                                                     ----------
                                                         68,373
                                                     ----------
           BROADCASTING AND CABLE - 0.7%
  15,000   Clear Channel Communications, Inc.,
           7.875% 06/15/05.........................      15,709
  15,000   Cox Radio, Inc., Class A,
           6.625% 02/15/06.........................      14,928
  15,000   Time Warner Inc.,
           8.110% 08/15/06.........................      16,250
  15,000   Viacom Inc., Class B,
           7.700% 07/30/10.........................      15,778
                                                     ----------
                                                         62,665
                                                     ----------
           CHEMICALS - BASIC - 0.1%
  10,000   The Dow Chemical Company,
           6.125% 02/01/11.........................       9,678
                                                     ----------
           CHEMICALS - SPECIALTY - 0.2%
  15,000   Praxair Inc.,
           6.500% 03/01/08.........................      14,907
                                                     ----------
           COMMERCIAL BANKING - 1.2%
  15,000   Abbey National plc,
           6.690% 10/17/05.........................      15,355
  20,000   Bank One Corporation,
           6.500% 02/01/06.........................      20,278
  20,000   Citigroup Inc.,
           6.750% 12/01/05.........................      20,702

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

NATIONS SEPARATE ACCOUNT TRUST -- ASSET ALLOCATION PORTFOLIO
 Statement of net assets (continued)                June 30, 2001 (unaudited)

PRINCIPAL
 AMOUNT                                                VALUE
---------------------------------------------------------------
           COMMERCIAL BANKING (CONTINUED)
$ 15,000   First Union Corporation,
           7.550% 08/18/05.........................  $   15,873
  15,000   FleetBoston Financial Corporation,
           7.250% 09/15/05.........................      15,710
  30,000   Wells Fargo & Company,
           6.625% 07/15/04.........................      30,924
                                                     ----------
                                                        118,842
                                                     ----------
           COMMERCIAL SERVICES - 0.2%
   7,000   Comdisco, Inc.,
           7.250% 09/20/01.........................       5,460
   3,000   Comdisco, Inc.,
           6.340% 01/11/02.........................       2,280
  15,000   Comdisco, Inc.,
           6.000% 01/30/02.........................      11,400
                                                     ----------
                                                         19,140
                                                     ----------
           COMPUTER SERVICES - 0.3%
  30,000   Electronic Data Systems Corporation,
           6.850% 10/15/04.........................      30,819
                                                     ----------
           COMPUTERS AND OFFICE EQUIPMENT - 0.3%
  26,000   Compaq Computer Corporation,
           7.450% 08/01/02.........................      26,377
                                                     ----------
           CONGLOMERATES - 0.2%
  15,000   Waste Management, Inc.,
           7.375% 08/01/10.........................      15,023
                                                     ----------
           CONSUMER CREDIT AND
             MORTGAGES - 0.2%
  15,000   Countrywide Home Loans,
           5.250% 06/15/04.........................      14,872
                                                     ----------
           DIVERSIFIED ELECTRONICS - 0.2%
  15,000   Arrow Electronics, Inc.,
           5.846%^^ 10/05/01.......................      15,002
                                                     ----------
           ELECTRIC POWER - NON NUCLEAR - 0.9%
  15,000   American Electric Power Company, Inc.,
           6.125% 05/15/06.........................      14,770
  20,000   Exelon Generation Company LLC,
           6.950% 06/15/11.........................      19,871
PRINCIPAL
 AMOUNT                                                VALUE
---------------------------------------------------------------
           ELECTRIC POWER - NON NUCLEAR (CONTINUED)
$ 15,000   Nisource Finance Corporation,
           7.500% 11/15/03.........................  $   15,543
  15,000   Progress Energy, Inc.,
           7.100% 03/01/11.........................      15,166
  15,000   PSEG Power,
           6.875% 04/15/06.........................      15,107
                                                     ----------
                                                         80,457
                                                     ----------
           EXPLORATION AND PRODUCTION - 0.4%
  15,000   Anadarko Finance Company,
           6.750% 05/01/11^........................      15,004
  20,000   Pure Resources Inc.,
           7.125% 06/15/11.........................      19,681
                                                     ----------
                                                         34,685
                                                     ----------
           FINANCE - MISCELLANEOUS - 2.3%
  15,000   Boeing Capital Corporation,
           5.650% 05/15/06.........................      14,826
  25,000   Capital One Bank,
           8.250% 06/15/05.........................      25,813
  20,000   Caterpillar Finance Services
           Corporation,
           5.950% 05/01/06.........................      20,019
  25,000   CIT Group, Inc., Class A,
           7.500% 11/14/03.........................      26,154
  19,000   ERAC USA Finance Company,
           6.625% 02/15/05^........................      18,866
  20,000   General Electric Capital Corporation,
           6.800% 11/01/05.........................      20,948
  15,000   Heller Financial, Inc., Class A,
           6.000% 03/19/04.........................      15,158
  15,000   Household Finance Corporation,
           6.500% 01/24/06.........................      15,249
  20,000   National Rural Utilities Cooperative
           Finance Corporation,
           6.000% 05/15/06.........................      20,084
  10,000   Pemex Project Funding Master,
           9.125% 10/13/10.........................      10,588
  25,000   Washington Mutual, Inc.,
           7.500% 08/15/06.........................      26,330
                                                     ----------
                                                        214,035
                                                     ----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

NATIONS SEPARATE ACCOUNT TRUST -- Asset Allocation Portfolio
 Statement of net assets (continued)                June 30, 2001 (unaudited)

PRINCIPAL
 AMOUNT                                                VALUE
---------------------------------------------------------------
           FOOD AND DRUG STORES - 0.2%
$ 15,000   Fred Meyer, Inc.,
           7.450% 03/01/08.........................  $   15,313
                                                     ----------
           FOOD PRODUCTS - 0.4%
  15,000   Kellogg Company,
           6.000% 04/01/06^........................      14,771
  20,000   Unilever Capital Corporation,
           7.125% 11/01/10.........................      20,721
                                                     ----------
                                                         35,492
                                                     ----------
           INSURANCE - 0.3%
  25,000   American General Finance Corporation,
           7.450% 01/15/05.........................      26,427
                                                     ----------
           INVESTMENT SERVICES - 0.5%
  15,000   Bear Stearns Companies, Inc.,
           7.800% 08/15/07.........................      15,796
  15,000   Lehman Brothers Holdings,
           7.750% 01/15/05.........................      15,943
  15,000   Merrill Lynch & Company, Inc.,
           6.150% 01/26/06.........................      15,110
                                                     ----------
                                                         46,849
                                                     ----------
           LODGING AND RECREATION - 0.1%
  10,000   Harrah's Operating Company Inc.,
           7.125% 06/01/07.........................       9,909
                                                     ----------
           MEDICAL DEVICES AND SUPPLIES - 0.1%
   8,000   Wellpoint Health Networks Inc.,
           6.375% 06/15/06.........................       7,936
                                                     ----------
           NATURAL GAS PIPELINES - 0.2%
  15,000   KN Energy, Inc.,
           6.650% 03/01/05.........................      15,189
                                                     ----------
           OIL REFINING AND MARKETING - 0.5%
  15,000   PDV America Inc., Gtd. Sr. Notes,
           7.875% 08/01/03.........................      15,102
  30,000   USX Corporation,
           6.650% 02/01/06.........................      30,479
                                                     ----------
                                                         45,581
                                                     ----------
           PAPER AND FOREST PRODUCTS - 0.2%
  15,000   Abitibi-Consolidated Inc.,
           8.550% 08/01/10.........................      15,721
                                                     ----------
PRINCIPAL
 AMOUNT                                                VALUE
---------------------------------------------------------------
           PHARMACEUTICALS - 0.5%
$ 18,000   American Home Products,
           6.250% 03/15/06^........................  $   18,046
  30,000   Pharmacia Corporation,
           6.600% 12/01/28.........................      28,797
                                                     ----------
                                                         46,843
                                                     ----------
           RAILROADS, TRUCKING AND SHIPPING - 0.5%
  15,000   FedEx Corporation,
           6.625% 02/12/04^........................      15,235
  30,000   Union Tank Car Company,
           6.680% 01/15/08.........................      30,455
                                                     ----------
                                                         45,690
                                                     ----------
           TELECOMMUNICATIONS SERVICES - 1.1%
  15,000   AT&T Wireless Group,
           7.350% 03/01/06^........................      15,328
  15,000   France Telecom,
           7.200% 03/01/06^........................      15,417
  15,000   Qwest Capital Funding Inc.,
           7.750% 08/15/06.........................      15,739
  15,000   SBC Communications Inc.,
           5.750% 05/02/06.........................      14,861
  15,000   Sprint Capital Corporation,
           6.875% 11/15/28.........................      12,606
  15,000   Telus Corporation,
           7.500% 06/01/07.........................      15,182
  15,000   WorldCom, Inc.,
           7.500% 05/15/11.........................      14,600
                                                     ----------
                                                        103,733
                                                     ----------
           TOTAL CORPORATE BONDS AND NOTES
             (Cost $1,169,401).....................   1,196,985
                                                     ----------
           FOREIGN BONDS AND NOTES - 0.9%
  25,000   AT&T Canada Inc.,
           (0.000)% due 06/15/08
           9.950% beginning 06/01/03...............      21,734
  30,000   Corp Andina de Fomento,
           8.875% 06/01/05.........................      32,207
  10,000   Kimberly-Clark de Mexico, SA de CV,
           Class A,
           8.875% 08/01/09.........................      10,419

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

NATIONS SEPARATE ACCOUNT TRUST -- ASSET ALLOCATION PORTFOLIO
 Statement of net assets (continued)                June 30, 2001 (unaudited)

PRINCIPAL
 AMOUNT                                                VALUE
---------------------------------------------------------------
           FOREIGN BONDS AND NOTES (CONTINUED)
$ 15,000   Ontario (Province of),
           7.000% 08/04/05.........................  $   15,835
                                                     ----------
           TOTAL FOREIGN BONDS AND NOTES
             (Cost $77,728)........................      80,195
                                                     ----------
           MORTGAGE-BACKED
             SECURITIES - 16.2%
           COMMERCIAL MORTGAGE-BACKED SECURITIES -
             4.7%
  50,000   Chase Manhattan Bank - First Union
           National, Series 1999-1, Class A2,
           7.439% 07/15/09.........................      52,493
  50,000   Commercial Mortgage Asset Trust,
           Series 1999-C1, Class A3,
           6.640% 09/17/10.........................      50,347
  25,000   DLJ Commercial Mortgage Corporation,
           Series 1999-CG2, Class A1B,
           7.300% 06/10/09.........................      26,057
  30,000   Fannie Mae Whole Loan, Series 2001-W1,
           Class AF3,
           5.690% 06/25/29.........................      29,888
  53,310   PNC Mortgage Acceptance Corporation,
           Series 1994-32, Class S,
           5.910% 12/12/09.........................      52,173
  50,000   PNC Mortgage Acceptance Corporation,
           Series 1999-CM1, Class A1B,
           7.330% 10/10/09.........................      52,184
  50,000   PNC Mortgage Acceptance Corporation,
           Series 2000-C1, Class A2,
           7.610% 02/15/10.........................      52,870
  50,000   Salomon Brothers Mortgage Securities,
           Series 2000-C1, Class A2,
           7.520% 12/18/09.........................      52,616
PRINCIPAL
 AMOUNT                                                VALUE
---------------------------------------------------------------
           COMMERCIAL MORTGAGE-BACKED SECURITIES
             (CONTINUED)
$ 50,000   Salomon Brothers Mortgage Securities,
           Series 2000-C2, Class A2,
           7.455% 04/18/10.........................  $   52,441
                                                     ----------
                                                        421,069
                                                     ----------
           FEDERAL NATIONAL MORTGAGE ASSOCIATION
             (FNMA) CERTIFICATES - 9.1%
 120,000   6.000% 06/01/16.........................     118,200
 235,000   6.500% 03/01/31.........................     231,254
 380,000   6.500% 03/01/31.........................     373,943
  99,608   6.500% 04/01/31.........................      98,093
                                                     ----------
                                                        821,490
                                                     ----------
           GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
             (GNMA) CERTIFICATES - 2.4%
  86,213   8.000% 08/15/30.........................      89,340
 132,426   6.500% 01/15/31.........................     131,162
                                                     ----------
                                                        220,502
                                                     ----------
           TOTAL MORTGAGE-BACKED SECURITIES
             (Cost $1,456,257).....................   1,463,061
                                                     ----------
           U.S. TREASURY OBLIGATIONS - 1.4%
           U.S. TREASURY STRIPS - 1.4%
 200,000   Principal only,
           6.142%*** 05/15/20......................      63,832
  80,000   Principal only,
           6.133%*** 11/15/21......................      23,362
 200,000   Principal only,
           6.008%*** 11/15/27......................      41,966
                                                     ----------
           TOTAL U.S. TREASURY OBLIGATIONS
             (Cost $132,743).......................     129,160
                                                     ----------
 SHARES
 ------
           INVESTMENT COMPANIES - 4.8%
             (Cost $434,108)
 434,108   Nations Cash Reserves#..................     434,108
                                                     ----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

NATIONS SEPARATE ACCOUNT TRUST -- ASSET ALLOCATION PORTFOLIO
 Statement of net assets (continued)                June 30, 2001 (unaudited)

----------------------------------------------------------------------------
           TOTAL INVESTMENTS
             (Cost $8,932,496*)....................       100.5%  $9,047,369
                                                                  ----------
           OTHER ASSETS AND LIABILITIES (NET)......        (0.5)%
           Cash................................................          677
           Receivable for investment securities sold...........    1,237,218
           Receivable for Fund shares sold.....................        2,689
           Dividends receivable................................        3,725
           Interest receivable.................................       38,236
           Receivable from investment advisor..................        1,870
           Unamortized organization costs......................        6,709
           Collateral on securities loaned.....................     (365,108)
           Administration fee payable..........................       (1,662)
           Payable for investment securities purchased.........     (918,227)
           Accrued Trustees'/Directors' fees and expenses......      (21,193)
           Accrued expenses and other liabilities..............      (26,055)
                                                                  ----------
           TOTAL OTHER ASSETS AND LIABILITIES (NET)............      (41,121)
                                                                  ----------
           NET ASSETS..............................       100.0%  $9,006,248
                                                                  ----------
                                                                  ----------

                                                  VALUE
----------------------------------------------------------

          NET ASSETS CONSIST OF:
          Undistributed net investment
            income...........................  $  112,675
          Accumulated net realized loss on
            investments sold.................     (70,091)
          Net unrealized appreciation of
            investments......................     114,873
          Paid-in capital....................   8,848,791
                                               ----------
          NET ASSETS.........................  $9,006,248
                                               ==========
          NET ASSET VALUE, OFFERING AND
            REDEMPTION PRICE PER SHARE
            ($9,006,248  DIVIDED BY 902,994
            shares of common stock
            outstanding).....................  $     9.97
                                               ==========

-----------------

* Federal Income Tax Information: Net unrealized appreciation of $114,873 on investment securities was comprised of gross appreciation of $350,076 and gross depreciation of $235,203 for federal income tax purposes. At
     June 30, 2001, the aggregate cost of securities for federal income tax purposes was $8,932,496.
***  Zero coupon security. The rate shown reflects the yield to maturity at
     June 30, 2001.
^ Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
^^ Variable rate security. The interest rate shown reflects the rate in effect at June 30, 2001.
+    Non-income producing security.
# Money market mutual fund registered under the Investment Company Act of 1940, as amended, and sub-advised by Banc of America Capital Management, LLC. A portion of this amount represents cash collateral received from securities lending activity (Note 8). The portion that represents cash collateral is $365,108.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

NATIONS SEPARATE ACCOUNT TRUST - HIGH YIELD BOND PORTFOLIO
 Statement of net assets                            June 30, 2001 (unaudited)

  SHARES                                                                VALUE
--------------------------------------------------------------------------------
             COMMON STOCKS - 3.6%
             BROADCASTING AND CABLE - 0.6%
     1,205   Charter Communications, Inc.+##.......................  $    28,137
    80,000   Ono Finance plc.......................................       51,473
                                                                     -----------
                                                                          79,610
                                                                     -----------
             HEALTH SERVICES - 1.0%
     3,285   Apria Healthcare Group Inc.+..........................       94,772
     3,075   Magellan Health Services, Inc.+.......................       39,360
                                                                     -----------
                                                                         134,132
                                                                     -----------
             HEAVY MACHINERY - 0.3%
     2,370   Harnischfeger Industries Inc.+........................       39,105
                                                                     -----------
             INTEGRATED OIL - 0.2%
       700   Sunoco, Inc...........................................       25,641
                                                                     -----------
             LODGING AND RECREATION - 0.2%
     3,005   Pinnacle Entertainment, Inc.+.........................       22,087
                                                                     -----------
             METALS AND MINING - 0.2%
     2,145   Placer Dome Inc.......................................       21,021
                                                                     -----------
             PAPER AND FOREST PRODUCTS - 0.2%
     3,000   Abitibi-Consolidated Inc..............................       22,950
                                                                     -----------
             TELECOMMUNICATIONS SERVICES- 0.9%
    28,615   @TRACK Communications, Inc.+..........................       47,215
       500   BellSouth Corporation.................................       20,135
       500   SBC Communications Inc................................       20,030
       400   Verizon Communications Inc............................       21,400
                                                                     -----------
                                                                         108,780
                                                                     -----------
             TOTAL COMMON STOCKS
               (Cost $436,835).....................................      453,326
                                                                     -----------

PRINCIPAL
  AMOUNT                                                               VALUE
  ------                                                               -----
--------------------------------------------------------------------------------
             CONVERTIBLE BONDS AND NOTES - 5.0%
             BROADCASTING AND CABLE - 1.4%
$  140,000   Cox Communications, Inc., Class A,
             0.430% 04/19/20.......................................  $    57,925
   175,000   Telewest Finance,
             6.000% 07/07/05^......................................      124,200
                                                                     -----------
                                                                         182,125
                                                                     -----------
             COMPUTERS AND OFFICE EQUIPMENT - 0.5%
    65,000   Quantum Corporation,
             7.000% 08/01/04.......................................       56,631
                                                                     -----------
             CONGLOMERATES - 0.3%
    95,000   Internet Capital Group, Inc.,
             5.500% 12/21/04.......................................       33,725
                                                                     -----------
             METALS AND MINING - 0.6%
    40,000   Agnico-Eagle Mines Ltd.,
             3.500% 01/27/04.......................................       32,950
    50,000   Battle Mountain Gold Company,
             6.000% 01/04/05.......................................       44,534
                                                                     -----------
                                                                          77,484
                                                                     -----------
             NETWORKING AND TELECOMMUNICATIONS EQUIPMENT - 0.3%
    60,000   Juniper Networks, Inc.,
             4.750% 03/15/07.......................................       42,900
                                                                     -----------
             SEMICONDUCTORS - 0.8%
    65,000   LSI Logic Corporation,
             4.000% 02/15/05.......................................       53,868
    50,000   Vitesse Semiconductor Corporation,
             4.000% 03/15/05^......................................       40,188
                                                                     -----------
                                                                          94,056
                                                                     -----------
             TELECOMMUNICATIONS
               SERVICES - 1.1%
   185,000   At Home Corporation,
             4.750% 12/15/06.......................................       61,281
                                                                     -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

NATIONS SEPARATE ACCOUNT TRUST - HIGH YIELD BOND PORTFOLIO
 Statement of net assets (continued)                June 30, 2001 (unaudited)

PRINCIPAL
  AMOUNT                                                               VALUE
--------------------------------------------------------------------------------
             TELECOMMUNICATIONS SERVICES
               (CONTINUED)
    20,000   Colt Telecom Group plc,
             2.000% 12/16/06^......................................       10,519
$  115,000(d) Colt Telecom Group plc,
             2.000% 04/03/07^......................................  $    59,632
                                                                     -----------
                                                                         131,432
                                                                     -----------
             TOTAL CONVERTIBLE BONDS AND NOTES
               (Cost $707,600).....................................      618,353
                                                                     -----------
             CORPORATE BONDS AND
               NOTES - 81.0%
             AUTOMOTIVE - 0.9%
   175,000   Mark IV Industries, Inc.,
             7.500% 09/01/07.......................................      106,750
                                                                     -----------
             BROADCASTING AND CABLE - 14.2%
    85,000   Benedek Communications,
             13.250% 05/15/06......................................       48,450
    60,000   Big City Radio, Inc.,
             11.250%*** 03/15/05...................................       24,300
   120,000   British Sky Broadcasting Group plc,
             6.880% 02/23/09.......................................      110,145
   160,000   Cablevision SA,
             13.750% 04/30/07......................................      116,800
   120,000   Charter Communications Holdings LLC,
             8.630% 04/01/09.......................................      114,000
    35,000   Charter Communications Holdings LLC,
             10.250% 01/15/10......................................       35,788
   205,000   Charter Communications Holdings LLC,
             (0.000)% due 05/15/11 11.750% beginning 05/15/06^.....      118,899
    60,000   Charter Communications Holdings LLC,
             10.000% 05/15/11^.....................................       60,900
   170,000   Comcast UK Cable Partners Ltd., Class A,
             11.200% 11/15/07......................................      115,600
    85,000   CSC Holdings Inc.,
             7.630% 04/01/11^......................................       81,091
PRINCIPAL
  AMOUNT                                                               VALUE
--------------------------------------------------------------------------------
             BROADCASTING AND CABLE (CONTINUED)
    50,000   Lin Television Corporation,
             8.000% 01/15/08^......................................       48,250
$  120,000   NTL Communications Corporation, Series B, ##
             11.880% 10/01/10......................................  $    79,800
    30,000   NTL Inc.,
             11.500% 02/01/06......................................       20,250
    30,000   Ono Finance plc,
             13.000% 05/01/09......................................       21,900
   105,000   Ono Finance plc,
             14.000% 02/15/11^.....................................       89,250
    75,000   Radio Unica Corporation,
             (0.000)% due 08/01/06 11.750% beginning 08/01/02......       42,000
   170,000   Rogers Cable Systems,
             10.130% 09/01/12......................................      180,624
    40,000   Sinclair Broadcast Group, Inc., ##
             10.000% 09/30/05......................................       40,200
    20,000   Sinclair Broadcast Group, Inc.,
             8.750% 12/15/07.......................................       19,050
    65,000   Telewest Communications plc,
             11.000% 10/01/07......................................       54,763
   210,000   UIH Australia/Pacific Inc., Series B,
             14.000%*** 05/15/06...................................       67,200
   170,000   United Pan-Europe Communications N.V.,
             (0.000)% due 08/01/09 12.500% beginning 08/01/04......       27,200
   235,000   United Pan-Europe Communications N.V.,
             11.250% 02/01/10......................................       88,125
   200,000   United Pan-Europe Communications N.V., Series B,
             11.500% 02/01/10......................................       75,000
   210,000   UnitedGlobalCom Inc.,
             (0.000)% due 02/15/08 10.750% beginning 02/15/03......       70,350
                                                                     -----------
                                                                       1,749,935
                                                                     -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

NATIONS SEPARATE ACCOUNT TRUST - HIGH YIELD BOND PORTFOLIO
 Statement of net assets (continued)                June 30, 2001 (unaudited)

PRINCIPAL
  AMOUNT                                                               VALUE
--------------------------------------------------------------------------------
             CHEMICALS - SPECIALTY - 1.6%
$   65,000   General Chemical Industrial Products,
             10.630% 05/01/09......................................  $    37,700
   100,000   Octel Developments plc,
             10.000% 05/01/06......................................      102,000
    65,000   Sovereign Specialty Chemical,
             11.880% 03/15/10......................................       58,500
                                                                     -----------
                                                                         198,200
                                                                     -----------
             COMMERCIAL BANKING - 1.5%
   150,000   Golden State Holdings, Escrow Corporation,
             7.000% 08/01/03.......................................      150,008
    40,000   Golden State Holdings, Escrow Corporation,
             7.130% 08/01/05.......................................       39,216
                                                                     -----------
                                                                         189,224
                                                                     -----------
             COMMERCIAL SERVICES - 0.8%
    75,000   Intertek Finance plc,
             10.250% 11/01/06......................................       58,500
    55,000   Protection One Alarm Monitor,
             7.380% 08/15/05.......................................       41,800
                                                                     -----------
                                                                         100,300
                                                                     -----------
             COMPUTER SERVICES - 0.5%
    60,000   Unisys Corporation,
             8.130% 06/01/06.......................................       58,350
                                                                     -----------
             CONSUMER SERVICES - 0.3%
    40,000   Jafra Cosmetics International, Inc.,
             11.750% 05/01/08......................................       39,200
                                                                     -----------
             DIVERSIFIED ELECTRONICS - 1.0%
    95,000   Knowles Electronics Inc.,
             13.130% 10/15/09......................................       94,050
    45,000   Thomas & Betts Corporation,
             6.630% 05/07/08.......................................       34,414
                                                                     -----------
                                                                         128,464
                                                                     -----------
             DIVERSIFIED MANUFACTURING - 0.6%
    80,000   Owens & Minor Inc.,
             8.500% 07/15/11^......................................       80,600
                                                                     -----------
PRINCIPAL
  AMOUNT                                                               VALUE
--------------------------------------------------------------------------------
             ELECTRIC POWER - NON NUCLEAR - 13.4%
$   80,000   AES Corporation,
             8.750% 12/15/02.......................................  $    80,800
   125,000   AES Drax Holdings Ltd.,
             10.410% 12/31/20......................................      139,444
   150,000   AES Eastern Energy,
             9.670% 01/02/29.......................................      157,125
   110,000   Avista Corporation,
             9.750% 06/01/08^......................................      117,412
   125,000   Caithness Coso Funding Corporation, Series B,
             9.050% 12/15/09.......................................      122,500
    60,000   Calpine Canada,
             8.500% 05/01/08.......................................       58,498
   170,000   CMS Energy Corporation,
             8.500% 04/15/11.......................................      165,113
    65,000   Edison International, Inc.,
             6.880% 09/15/04.......................................       52,000
   140,000   ESI Tractebel Acquisition Corporation, Series B,
             7.990% 12/30/11.......................................      136,480
   115,000   PG&E National Energy Group,
             10.380% 05/16/11^.....................................      114,789
    35,000   PSEG Energy Holdings, Inc.,
             9.130% 02/10/04.......................................       36,403
    80,000   PSEG Energy Holdings, Inc.,
             8.630% 02/15/08^......................................       80,665
    85,000   PSEG Energy Holdings, Inc.,
             10.000% 10/01/09......................................       91,462
    47,394   Salton Sea Funding,
             7.370% 05/30/05.......................................       46,037
   105,000   Tiverton Rumford Power Association,
             9.000% 07/15/18^......................................      104,137
    30,000   Western Resources, Inc.,
             6.250%^^ 08/15/03.....................................       28,850
   140,000   Western Resources, Inc.,
             6.880% 08/01/04.......................................      135,554
                                                                     -----------
                                                                       1,667,269
                                                                     -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

NATIONS SEPARATE ACCOUNT TRUST - HIGH YIELD BOND PORTFOLIO
 Statement of net assets (continued)                June 30, 2001 (unaudited)

PRINCIPAL
  AMOUNT                                                               VALUE
--------------------------------------------------------------------------------
             EXPLORATION AND
               PRODUCTION - 3.7%
$   45,000   Baytex Energy Ltd.,
             10.500% 02/15/11^.....................................  $    45,900
   180,000   DevX Energy, Inc.,
             12.500% 07/01/08......................................      178,200
    40,000   Mission Resources Corporation,
             10.880% 04/01/07^.....................................       39,300
   105,000   Ocean Energy, Inc.,
             8.250% 07/01/18.......................................      110,250
    80,000   Triton Energy Ltd.,
             8.880% 10/01/07.......................................       82,000
                                                                     -----------
                                                                         455,650
                                                                     -----------
             FOOD PRODUCTS - 0.3%
    50,000   Chiquita Brands International, Inc., ##
             10.000% 06/15/09(a)...................................       33,875
                                                                     -----------
             HEALTH SERVICES - 9.3%
   150,000   Apria Healthcare Group Inc.,
             9.500% 11/01/02.......................................      150,000
    75,000   Columbia/HCA Healthcare Corporation,
             7.500% 11/15/95.......................................       63,000
   115,000   Fountain View Inc.,
             11.250% 04/15/08(a)...................................       57,500
    55,000   HCA - The Healthcare Company,
             8.750% 09/01/10.......................................       58,371
   210,000   Kelso and Company,
             12.750% 10/01/09......................................      243,862
    70,000   Magellan Health Services, Inc.,
             9.380% 11/15/07^......................................       71,138
    85,000   Magellan Health Services, Inc.,
             9.000% 02/15/08.......................................       80,113
    35,000   Manor Care, Inc.,
             7.500% 06/15/06.......................................       34,351
    55,000   Manor Care, Inc.,
             8.000% 03/01/08^......................................       55,275
   225,000   Per-Se Technologies, Inc., Series B,
             9.500% 02/15/05.......................................      179,999
PRINCIPAL
  AMOUNT                                                               VALUE
--------------------------------------------------------------------------------
             HEALTH SERVICES (CONTINUED)
$  105,000   Team Health, Inc.,
             12.000% 03/15/09......................................  $   110,250
    55,000   Triad Hospitals Inc.,
             8.750% 05/01/09^......................................       55,963
                                                                     -----------
                                                                       1,159,822
                                                                     -----------
             HEAVY MACHINERY - 0.5%
    60,000   Harnischfeger Industries, Inc.,
             0.000% 03/31/06(a)....................................       60,900
                                                                     -----------
             HOUSEHOLD PRODUCTS - 1.1%
    85,000   American Greetings,
             11.750% 07/15/08^.....................................       82,450
    85,000   Hasbro Inc.,
             6.600% 07/15/28.......................................       55,818
                                                                     -----------
                                                                         138,268
                                                                     -----------
             LODGING AND RECREATION - 7.2%
   130,000   Bally Total Fitness Holding Corporation, Series D,
             9.880% 10/15/07.......................................      129,025
    95,000   Felcor Lodging LP,
             9.500% 09/15/08.......................................       95,475
    60,000   Hilton Hotels Corporation,
             7.630% 05/15/08.......................................       58,516
    60,000   Hilton Hotels Corporation,
             8.250% 02/15/11.......................................       59,658
    80,000   Hollywood Casino Shreveport,
             13.000% 08/01/06......................................       84,000
   110,000   ITT Corporation,
             7.380% 11/15/15.......................................      100,723
    50,000   Mandalay Resort Group,
             9.500% 08/01/08.......................................       52,313
   100,000   Park Place Entertainment Corporation, ##
             8.880% 09/15/08.......................................      102,750
    55,000   Penn National Gaming, Inc.,
             11.130% 03/01/08^.....................................       57,200
   115,000   Pinnacle Entertainment, Inc., Series B,
             9.250% 02/15/07.......................................      105,800
    25,000   Royal Caribbean Cruises Ltd.,
             7.250% 03/15/18.......................................       20,128

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

NATIONS SEPARATE ACCOUNT TRUST - HIGH YIELD BOND PORTFOLIO
 Statement of net assets (continued)                June 30, 2001 (unaudited)

PRINCIPAL
  AMOUNT                                                               VALUE
--------------------------------------------------------------------------------
             LODGING AND RECREATION (CONTINUED)
$   40,000   Royal Caribbean Cruises Ltd.,
             7.500% 10/15/27.......................................  $    31,625
                                                                     -----------
                                                                         897,213
                                                                     -----------
             MEDICAL DEVICES AND SUPPLIES - 0.7%
   115,000   Alaris Medical Systems, Inc.,
             9.750% 12/01/06.......................................       88,550
                                                                     -----------
             METALS AND MINING - 2.3%
   210,000   Algoma Steel Inc.,
             12.380% 07/15/05(a)...................................       42,000
    50,000   Commonwealth Industries, Inc.,
             10.750% 10/01/06......................................       45,500
    60,000   Great Central Mines Ltd.,
             8.880% 04/01/08.......................................       52,200
    90,000   Newmont Mining Corporation,
             8.630% 05/15/11.......................................       88,866
    75,000   Ormet Corporation,
             11.000% 08/15/08^.....................................       58,875
                                                                     -----------
                                                                         287,441
                                                                     -----------
             NATURAL GAS
               DISTRIBUTION - 0.6%
    90,000   Energy Corporation of America,
             9.500% 05/15/07.......................................       70,875
                                                                     -----------
             NETWORKING AND TELECOMMUNICATIONS EQUIPMENT - 0.7%
    50,000   Lucent Bank Debt Revolver,
             3.760%^^ 05/30/10, resets monthly off the 1 month
             Libor plus 2.000%.....................................       46,000
    80,000   Lucent Technologies Inc.,
             6.450% 03/15/29.......................................       46,163
                                                                     -----------
                                                                          92,163
                                                                     -----------
             OILFIELD SERVICES - 0.6%
    70,000   R&B Falcon Corporation,
             7.380% 04/15/18.......................................       69,284
                                                                     -----------
PRINCIPAL
  AMOUNT                                                               VALUE
--------------------------------------------------------------------------------
             PACKAGING AND CONTAINERS - 0.6%
$   95,000   Crown Cork & Seal Company, Inc.,
             7.130% 09/01/02.......................................  $    55,100
    40,000   Crown Cork & Seal Company, Inc.,
             8.000% 04/15/23.......................................       14,400
                                                                     -----------
                                                                          69,500
                                                                     -----------
             PHARMACEUTICALS - 1.8%
   105,000   Caremark Rx, Inc.,
             7.380% 10/01/06.......................................      103,425
    60,000   Express Scripts Inc.,
             9.630% 06/15/09.......................................       64,950
    65,000   McKesson HBOC, Inc.,
             7.650% 03/01/27.......................................       57,448
                                                                     -----------
                                                                         225,823
                                                                     -----------
             PUBLISHING AND ADVERTISING - 6.2%
   100,000   American Color Graphics,
             12.750% 08/01/05......................................       98,000
   120,000   Canwest Media, Inc.,
             10.630% 05/15/11^.....................................      121,800
   145,000   Garden State Newspapers, Inc.,
             8.750% 10/01/09.......................................      139,200
    95,000   Key3Media Group Inc.,
             11.250% 06/15/11......................................       93,100
    95,000   Marvel Enterprises, Inc.,
             12.000% 06/15/09......................................       45,125
    45,000   Phoenix Color Corporation,
             10.380% 02/01/09......................................       36,450
   165,000   Quebecor Media Inc.,
             (0.000)% due 07/15/11 13.750% beginning 07/15/06^.....       88,275
    50,000   Quebecor Media Inc.,
             11.130% 07/15/11^.....................................       49,875
     7,744   Rand McNally Bank Debt Term,
             0.000% 11/06/03(a)....................................        1,665
    21,994   Rand McNally Bank Debt Term,
             0.000% 04/06/05(a)....................................        5,498
    24,375   Rand McNally Bank Debt Term,
             0.000% 04/06/06(a)....................................        6,094
    47,256   Rand McNally Bank Debt Term,
             0.000% 05/31/10(a)....................................       11,814

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

NATIONS SEPARATE ACCOUNT TRUST - HIGH YIELD BOND PORTFOLIO
 Statement of net assets (continued)                June 30, 2001 (unaudited)

PRINCIPAL
  AMOUNT                                                               VALUE
--------------------------------------------------------------------------------
             PUBLISHING AND ADVERTISING
               (CONTINUED)
$  140,000   Ziff Davis Media Inc.,
             12.000% 07/15/10......................................  $    77,000
                                                                     -----------
                                                                         773,896
                                                                     -----------
             RAILROADS, TRUCKING AND SHIPPING - 0.8%
    34,000   Ermis Maritime Holdings Ltd.,
             12.500% 09/25/04(b)...................................       28,954
    85,000   Pegasus Shipping Hellas, Series A,
             11.880% 11/15/04(a)...................................       30,600
    80,000   Sea Containers Ltd.,
             7.880% 02/15/08.......................................       45,200
                                                                     -----------
                                                                         104,754
                                                                     -----------
             REAL ESTATE - 0.8%
   105,000   Blum CB Corporation,
             11.250% 06/15/11^.....................................      103,163
                                                                     -----------
             REAL ESTATE INVESTMENT TRUSTS (REITs) - 3.9%
   115,000   BF Saul,
             9.750% 04/01/08.......................................      111,694
   235,000   Crescent Real Estate Equities LP,
             7.000% 09/15/02.......................................      234,352
    90,000   Healthcare Realty Trust, Inc.,
             8.130% 05/01/11.......................................       89,580
    50,000   Meristar Hospitality Corporation,
             9.000% 01/15/08^......................................       50,375
                                                                     -----------
                                                                         486,001
                                                                     -----------
             TELECOMMUNICATIONS
               SERVICES - 5.1%
    75,000   360Networks Inc.,
             13.000% 05/01/08(a)...................................        1,125
    60,000   Alamosa Delaware Inc.,
             12.500% 02/01/11^.....................................       54,000
    40,000   Alamosa Holdings Inc.,
             (0.000)% due 02/15/10 12.880% beginning 02/15/05......       18,400
PRINCIPAL
  AMOUNT                                                               VALUE
--------------------------------------------------------------------------------
             TELECOMMUNICATIONS
               SERVICES (CONTINUED)
$  185,000   Call-Net Enterprises, Inc.,
             9.380% 05/15/09.......................................  $    59,200
   125,000   COLO.COM,
             13.880% 03/15/10^.....................................       17,813
    70,000(d) Completel Europe N.V., Series B,
             14.000% 04/15/10......................................       27,853
   100,000   Globix Corporation,
             12.500% 02/01/10......................................       29,000
    40,825   GT Telecom Racers Notes Trust, Series A,
             10.000%** 06/30/08....................................       32,150
    29,175   GT Telecom Racers Notes Trust, Series B,
             8.690%** 02/03/03.....................................       22,975
   125,000   Hermes Europe Railtel BV, ##
             11.500% 08/15/07......................................       20,000
    85,000   IMPSAT Fiber Networks, Inc.,
             13.750% 02/15/05......................................       30,600
   170,000   Millicom International Cellular SA,
             13.500% 06/01/06......................................      146,199
   100,000   Nextel International Inc.,
             12.750% 08/01/10......................................       29,000
   115,000   Orion Network Systems, Inc.,
             (0.000)% due 01/15/07 12.500% beginning 01/15/02......       41,400
    80,000   Pagemart Nationwide,
             15.000% 02/01/05......................................        8,000
    55,000   PSINet, Inc.,
             11.500% 11/01/08......................................        3,300
   100,000   PSINet, Inc.,
             11.000% 08/01/09......................................        6,000
   170,000   Telesystem International Wireless Inc., Series C,
             (0.000)% due 11/01/07 10.500% beginning 11/01/02......       35,700

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

NATIONS SEPARATE ACCOUNT TRUST - HIGH YIELD BOND PORTFOLIO
 Statement of net assets (continued)                June 30, 2001 (unaudited)

PRINCIPAL
  AMOUNT                                                               VALUE
--------------------------------------------------------------------------------
             TELECOMMUNICATIONS
               SERVICES (CONTINUED)
$  110,000   US Unwired Inc., Series B,
             (0.000)% due 11/01/09 13.380% beginning 11/01/04......  $    54,038
                                                                     -----------
                                                                         636,753
                                                                     -----------
             TOTAL CORPORATE BONDS AND NOTES
               (Cost $11,103,581)..................................   10,072,223
                                                                     -----------
             FOREIGN BONDS AND NOTES - 1.1%
    75,000   IPC Magazines Group plc,
             9.630% 03/15/08.......................................       98,088
    50,000   SBS Broadcasting SA,
             12.000% 06/15/08^.....................................       41,483
                                                                     -----------
             TOTAL FOREIGN BONDS AND NOTES
               (Cost $114,533).....................................      139,571
                                                                     -----------
  SHARES
  ------
             PREFERRED STOCKS - 2.8%
             BROADCASTING AND CABLE - 1.1%
     1,410   Paxson Communications Corporation+(c).................      135,360
                                                                     -----------
             FOOD PRODUCTS - 0.3%
     2,267   North AtlanticTrading+^...............................       31,171
                                                                     -----------
             RAILROADS, TRUCKING AND SHIPPING - 0.0%+
       524   Ermis Maritime Holding Ltd.+(b).......................            5
                                                                     -----------
             REAL ESTATE INVESTMENT TRUSTS (REITs) - 1.1%
     1,450   Sovereign REIT+^......................................      144,275
                                                                     -----------
             TELECOMMUNICATIONS SERVICES - 0.3%
       510   Nextel Communications, Inc., Series D+(c).............       31,620
                                                                     -----------
             TOTAL PREFERRED STOCKS
               (Cost $355,375).....................................      342,431
                                                                     -----------
             WARRANTS - 0.0%+
               (Cost $13,519)
       125   COLO.COM
             Expire 03/15/10^......................................            1
                                                                     -----------

  SHARES                                                                VALUE
--------------------------------------------------------------------------------
             INVESTMENT COMPANIES - 9.1%
               (Cost $1,136,963)
 1,136,963   Nations Cash Reserves#................................  $ 1,136,963
                                                                     -----------

             TOTAL INVESTMENTS
               (Cost $13,868,406*).................................        102.6%   $12,762,868
                                                                                    -----------
             OTHER ASSETS AND LIABILITIES (NET)....................         (2.6)%
             Cash...............................................................         58,050
             Unrealized appreciation on forward foreign exchange contracts......          2,120
             Receivable for investment securities sold..........................         82,574
             Receivable for Fund shares sold....................................          7,523
             Dividends receivable...............................................          4,587
             Interest receivable................................................        324,749
             Receivable from investment advisor.................................            221
             Collateral on securities loaned....................................       (269,963)
             Payable for Fund shares redeemed...................................            (35)
             Administration fee payable.........................................         (2,327)
             Payable for investment securities purchased........................       (509,438)
             Accrued Trustees'/Directors' fees and expenses.....................        (11,088)
             Accrued expenses and other liabilities.............................         (6,706)
             TOTAL OTHER ASSETS AND LIABILITIES (NET)...........................       (319,733)
                                                                                    ------------
             NET ASSETS............................................        100.0%   $12,443,135
                                                                                    ------------
                                                                                    ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

NATIONS SEPARATE ACCOUNT TRUST - HIGH YIELD BOND PORTFOLIO
 Statement of net assets (continued)                June 30, 2001 (unaudited)

                                                VALUE
--------------------------------------------------------
          NET ASSETS CONSIST OF:
          Undistributed net investment
            income.........................  $   667,830
          Accumulated net realized loss on
            investments sold, foreign
            currencies and net other
            assets.........................     (147,925)
          Net unrealized depreciation of
            investments, foreign currencies
            and net other assets...........   (1,103,497)
          Paid-in capital..................   13,026,727
                                             -----------
          NET ASSETS.......................  $12,443,135
                                             ===========
          NET ASSET VALUE, OFFERING AND
            REDEMPTION PRICE PER SHARE
            ($12,443,135  DIVIDED BY
            1,320,003 shares of common
            stock outstanding).............  $      9.43
                                             ===========

-----------------

* Federal Income Tax Information: Net unrealized depreciation of $1,105,538 on investment securities was comprised of gross appreciation of $455,857 and gross depreciation of $1,561,395 for federal income tax purposes. At June 30, 2001, the aggregate cost of securities for federal income tax purposes was $13,868,406.
**   Rate represents annualized yield to maturity at June 30, 2001.
***  Zero coupon security. The rate shown reflects the yield to maturity at
     June 30, 2001.
^ Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
^^ Variable rate security. The interest rate shown reflects the rate in effect at June 30, 2001.
+    Non-income producing security.
+    Amount represents less than 0.1%.
# Money market mutual fund registered under the Investment Company Act of 1940, as amended, and sub-advised by Banc of America Capital Management, LLC. A portion of this amount represents cash collateral received from securities lending activity (Note 8). The portion that represents cash collateral is $269,963.
## All or a portion of security was on loan at June 30, 2001. The aggregate cost and market value of securities on loan at June 30, 2001 is $297,099 and $256,949, respectively.
(a)  Issuer in Default
(b)  Fair valued security.
(c) PIK ("Payment in Kind"). Interest or dividend payment is made with additional securities.
(d)  Principal amount denominated in Euro.

Abbreviation:
                  Libor   London Interbank offer Rate

                       SEE NOTES TO FINANCIAL STATEMENTS.

                        [Intentionally left blank page]

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
 STATEMENTS OF OPERATIONS

For the six months ended June 30, 2001 (unaudited)

                           INTERNATIONAL  INTERNATIONAL     FOCUSED       SMALL
                           OPPORTUNITIES      VALUE        EQUITIES      COMPANY
                             PORTFOLIO      PORTFOLIO      PORTFOLIO    PORTFOLIO
                           -------------  -------------    ---------    ---------
INVESTMENT INCOME:
Dividends (Net of foreign
  withholding taxes of
  $19,975, $7,335,
  $1,778, $52, $137,
  $679, $106, $0, $133,
  $120 and $79,
  respectively)..........   $   146,447     $  60,434    $    409,734   $ 34,770
Interest.................        24,754         7,683         328,386      6,835
Securities lending.......            --            --           2,890      1,836
                            -----------     ---------    ------------   --------
    Total investment
      income.............       171,201        68,117         741,010     43,441
                            -----------     ---------    ------------   --------
EXPENSES:
Investment advisory
  fee....................        52,287        16,594         492,741     27,608
Administration fee.......        14,379         4,056         151,107     10,970
Transfer agent fees......         1,745           398          22,551      1,371
Custodian fees...........         9,792         1,379           6,409      1,366
Trustees' fees and
  expenses...............        11,368        11,348          11,368     11,368
Shareholder servicing and
  distribution fees......        16,340         4,610         164,247     11,924
Legal and audit fees.....        21,216        12,573          45,723     17,353
Printing expense.........         4,632         4,594           4,200      8,324
Amortization of
  organization costs.....         1,885            --           1,885      1,885
Interest expense.........            --            --              --         54
Other....................           942           676           5,121        781
                            -----------     ---------    ------------   --------
    Total expenses.......       134,586        56,228         905,352     93,004
Fees waived and expenses
  reimbursed by
  investment advisorand/
  or distributor.........       (52,598)      (32,474)       (182,125)   (51,683)
Fees reduced by credits
  allowed by the
  custodian..............          (289)         (707)           (540)       (30)
                            -----------     ---------    ------------   --------
    Net expenses.........        81,699        23,047         722,687     41,291
                            -----------     ---------    ------------   --------
NET INVESTMENT
  INCOME/(LOSS)..........        89,502        45,070          18,323      2,150
                            -----------     ---------    ------------   --------
NET REALIZED AND
  UNREALIZED GAIN/(LOSS)
  ON INVESTMENTS:
Net realized gain/(loss)
  from:
  Security
    transactions.........    (1,667,475)       47,230     (12,308,612)   154,116
  Futures contracts......            --            --              --      7,135
  Foreign currency and
    net other assets.....       (13,411)         (240)             --         --
                            -----------     ---------    ------------   --------
Net realized gain/(loss)
  on investments.........    (1,680,886)       46,990     (12,308,612)   161,251
                            -----------     ---------    ------------   --------
Change in unrealized
appreciation/(depreciation)
  of:
  Securities.............       314,333      (325,209)     (7,494,848)   436,245
  Futures contracts......            --            --              --     (9,142)
  Foreign currency and
    net other assets.....          (612)         (131)             --         --
                            -----------     ---------    ------------   --------
Net change in unrealized
appreciation/(depreciation)
  of investments.........       313,721      (325,340)     (7,494,848)   427,103
                            -----------     ---------    ------------   --------
Net realized and
  unrealized gain/(loss)
  on investments.........    (1,367,165)     (278,350)    (19,803,460)   588,354
                            -----------     ---------    ------------   --------
NET INCREASE/(DECREASE)
  IN NET ASSETS RESULTING
  FROM OPERATIONS........   $(1,277,663)    $(233,280)   $(19,785,137)  $590,504
                            ===========     =========    ============   ========

-----------------

(a)  MidCap Growth commenced operations on May 1, 2001.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
 Statements of operations (continued)

                                           GROWTH &      CAPITAL         MIDCAP                       ASSET     HIGH YIELD
                           21ST CENTURY     INCOME       GROWTH          GROWTH          VALUE      ALLOCATION     BOND
                            PORTFOLIO     PORTFOLIO     PORTFOLIO    PORTFOLIO (A)     PORTFOLIO    PORTFOLIO   PORTFOLIO
                           ------------   ---------     ---------    -------------     ---------    ----------  ----------
INVESTMENT INCOME:
Dividends (Net of foreign
  withholding taxes of
  $19,975, $7,335,
  $1,778, $52, $137,
  $679, $106, $0, $133,
  $120 and $79,
  respectively)..........  $     8,176   $    247,189  $   104,319      $    335       $  96,519    $  36,668   $  29,052
Interest.................        3,836        193,050       16,675         1,935           7,213      112,153     702,129
Securities lending.......           --          1,908           --            --              16          177       1,094
                           -----------   ------------  -----------      --------       ---------    ---------   ---------
    Total investment
      income.............       12,012        442,147      120,994         2,270         103,748      148,998     732,275
                           -----------   ------------  -----------      --------       ---------    ---------   ---------
EXPENSES:
Investment advisory
  fee....................       14,721        306,935       51,380         1,214          35,039       25,677      30,580
Administration fee.......        4,956         94,127       24,466           430          12,398        9,086      12,788
Transfer agent fees......        1,078         13,031        3,801         1,260           1,623        1,082       1,673
Custodian fees...........        1,070          3,825        2,195           663             958          981       1,448
Trustees' fees and
  expenses...............       11,368         11,368       11,368         3,360          11,360       11,368      11,348
Shareholder servicing and
  distribution fees......        5,387        102,312       26,593           467          13,477        9,876      13,900
Legal and audit fees.....       15,297         33,908       20,320         9,180          17,794       15,700      16,703
Printing expense.........        4,417          4,087        5,852         3,780           4,192        5,396       5,802
Amortization of
  organization costs.....        1,885          1,885        1,885            --           1,885        1,885          --
Interest expense.........           --             --           76            --              --           --          --
Other....................          653          3,260        1,194           359             834          764         760
                           -----------   ------------  -----------      --------       ---------    ---------   ---------
    Total expenses.......       60,832        574,738      149,130        20,713          99,560       81,815      95,002
Fees waived and expenses
  reimbursed by
  investment
  advisorand/or
  distributor............      (38,522)      (124,546)     (60,424)      (18,843)        (45,601)     (42,050)    (39,001)
Fees reduced by credits
  allowed by the
  custodian..............          (47)           (20)         (19)           (3)            (53)        (261)       (401)
                           -----------   ------------  -----------      --------       ---------    ---------   ---------
    Net expenses.........       22,263        450,172       88,687         1,867          53,906       39,504      55,600
                           -----------   ------------  -----------      --------       ---------    ---------   ---------
NET INVESTMENT
  INCOME/(LOSS)..........      (10,251)        (8,025)      32,307           403          49,842      109,494     676,675
                           -----------   ------------  -----------      --------       ---------    ---------   ---------
NET REALIZED AND
  UNREALIZED GAIN/(LOSS)
  ON INVESTMENTS:
Net realized gain/(loss)
  from:
  Security
    transactions.........   (1,411,207)    (7,306,970)    (768,450)          954        (110,069)     194,105      35,057
  Futures contracts......           --             --      (42,411)           --              --           --          --
  Foreign currency and
    net other assets.....           --            263           --            --              --           --      10,009
                           -----------   ------------  -----------      --------       ---------    ---------   ---------
Net realized gain/(loss)
  on investments.........   (1,411,207)    (7,306,707)    (810,861)          954        (110,069)     194,105      45,066
                           -----------   ------------  -----------      --------       ---------    ---------   ---------
Change in unrealized
appreciation/(depreciation)
  of:
  Securities.............      268,191     (3,533,819)    (667,421)      (51,330)       (513,802)    (432,725)   (242,200)
  Futures contracts......           --             --       15,326            --              --           --          --
  Foreign currency and
    net other assets.....           --             --           --            --              --           --       4,750
                           -----------   ------------  -----------      --------       ---------    ---------   ---------
Net change in unrealized
appreciation/(depreciation)
  of investments.........      268,191     (3,533,819)    (652,095)      (51,330)       (513,802)    (432,725)   (237,450)
                           -----------   ------------  -----------      --------       ---------    ---------   ---------
Net realized and
  unrealized gain/(loss)
  on investments.........   (1,143,016)   (10,840,526)  (1,462,956)      (50,376)       (623,871)    (238,620)   (192,384)
                           -----------   ------------  -----------      --------       ---------    ---------   ---------
NET INCREASE/(DECREASE)
  IN NET ASSETS RESULTING
  FROM OPERATIONS........  $(1,153,267)  $(10,848,551) $(1,430,649)     $(49,973)      $(574,029)   $(129,126)  $ 484,291
                           ===========   ============  ===========      ========       =========    =========   =========

-----------------

(a)  MidCap Growth commenced operations on May 1, 2001.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
 Statements of changes in net assets

                                    INTERNATIONAL                   INTERNATIONAL
                               OPPORTUNITIES PORTFOLIO             VALUE PORTFOLIO
                           -------------------------------  ------------------------------
                           SIX MONTHS ENDED                 SIX MONTHS ENDED
                               6/30/01        YEAR ENDED        6/30/01       PERIOD ENDED
                             (UNAUDITED)       12/31/00       (UNAUDITED)     12/31/00(A)
                           ---------------------------------------------------------------
Net investment
  income/(loss)..........    $    89,502      $    21,698      $   45,070      $    8,545
Net realized gain/(loss)
  on investments.........     (1,680,886)         114,370          46,990             543
Net change in unrealized
appreciation/(depreciation)
  of investments.........        313,721       (1,943,341)       (325,340)        (21,324)
                             -----------      -----------      ----------      ----------
Net increase/(decrease)
  in net assets resulting
  from operations........     (1,277,663)      (1,807,273)       (233,280)        (12,236)
Distributions to
  shareholders from net
  investment
  income.................             --          (17,096)             --          (7,755)
Distributions to
  shareholders in excess
  of net investment
  income.................             --               --              --              --
Distributions to
  shareholders from net
  realized gain on
  investments............             --         (197,198)             --              --
Distributions to
  shareholders from paid
  in capital.............             --               --              --              --
Net increase/(decrease)
  in net assets from Fund
  share transactions.....       (419,886)      10,060,753       4,329,757       2,141,535
                             -----------      -----------      ----------      ----------
Net increase/(decrease)
  in net assets..........     (1,697,549)       8,039,186       4,096,477       2,121,544

NET ASSETS:
Beginning of period......     13,937,392        5,898,206       2,121,544              --
                             -----------      -----------      ----------      ----------
End of period............    $12,239,843      $13,937,392      $6,218,021      $2,121,544
                             ===========      ===========      ==========      ==========
Undistributed net
  investment
  income/(loss)/(distributions
  in excess of net
  investment income) at
  end of period..........    $    93,683      $     4,181      $   45,495      $      425
                             ===========      ===========      ==========      ==========

-----------------

(a)  International Value commenced operations on July 3, 2000.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
 Statements of changes in net assets (continued)

                             FOCUSED EQUITIES PORTFOLIO        SMALL COMPANY PORTFOLIO          21ST CENTURY PORTFOLIO
                           -------------------------------  ------------------------------  -------------------------------
                           SIX MONTHS ENDED                 SIX MONTHS ENDED                SIX MONTHS ENDED
                               6/30/01        YEAR ENDED        6/30/01        YEAR ENDED       6/30/01        YEAR ENDED
                             (UNAUDITED)       12/31/00       (UNAUDITED)       12/31/00      (UNAUDITED)       12/31/00
                           ------------------------------------------------------------------------------------------------
Net investment
  income/(loss)..........    $     18,323    $     80,259     $     2,150      $   24,581     $   (10,251)     $   (15,638)
Net realized gain/(loss)
  on investments.........     (12,308,612)     (5,157,972)        161,251         953,986      (1,411,207)        (545,419)
Net change in unrealized
appreciation/(depreciation)
  of investments.........      (7,494,848)    (19,044,728)        427,103        (121,653)        268,191       (1,364,590)
                             ------------    ------------     -----------      ----------     -----------      -----------
Net increase/(decrease)
  in net assets resulting
  from operations........     (19,785,137)    (24,122,441)        590,504         856,914      (1,153,267)      (1,925,647)
Distributions to
  shareholders from net
  investment
  income.................              --         (80,259)             --              --              --               --
Distributions to
  shareholders in excess
  of net investment
  income.................              --          (1,577)             --        (355,259)             --               --
Distributions to
  shareholders from net
  realized gain on
  investments............              --      (2,581,660)             --        (362,491)             --               --
Distributions to
  shareholders from paid
  in capital.............              --              --              --        (275,266)             --               --
Net increase/(decrease)
  in net assets from Fund
  share transactions.....      (1,500,246)     62,384,607         893,987       2,277,375         397,258         (651,135)
                             ------------    ------------     -----------      ----------     -----------      -----------
Net increase/(decrease)
  in net assets..........     (21,285,383)     35,598,670       1,484,491       2,141,273        (756,009)      (2,576,782)

NET ASSETS:
Beginning of period......     148,714,115     113,115,445       9,328,202       7,186,929       5,107,246        7,684,028
                             ------------    ------------     -----------      ----------     -----------      -----------
End of period............    $127,428,732    $148,714,115     $10,812,693      $9,328,202     $ 4,351,237      $ 5,107,246
                             ============    ============     ===========      ==========     ===========      ===========
Undistributed net
  investment
  income/(loss)/(distributions
  in excess of net
  investment income) at
  end of period..........    $     18,323    $         --     $     2,150      $       --     $   (10,251)     $        --
                             ============    ============     ===========      ==========     ===========      ===========

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS Funds
 Statements of changes in net assets (continued)

                              GROWTH & INCOME PORTFOLIO        CAPITAL GROWTH PORTFOLIO
                           -------------------------------  ------------------------------
                           SIX MONTHS ENDED                 SIX MONTHS ENDED
                               6/30/01        YEAR ENDED        6/30/01        YEAR ENDED
                             (UNAUDITED)       12/31/00       (UNAUDITED)       12/31/00
                           ---------------------------------------------------------------
Net investment
  income/(loss)..........    $     (8,025)   $      6,541     $     32,307    $   143,458
Net realized gain/(loss)
  on investments.........      (7,306,707)       (332,906)        (810,861)      (725,906)
Net change in unrealized
appreciation/(depreciation)
  of investments.........      (3,533,819)    (11,846,813)        (652,095)    (2,137,084)
                             ------------    ------------     ------------    -----------
Net increase/(decrease)
  in net assets resulting
  from operations........     (10,848,551)    (12,173,178)      (1,430,649)    (2,719,532)
Distributions to
  shareholders from net
  investment
  income.................              --          (5,858)              --       (138,715)
Distributions to
  shareholders in excess
  of net investment
  income.................              --              --               --             --
Distributions to
  shareholders from net
  realized gain on
  investments............              --        (993,456)              --             --
Distributions to
  shareholders from paid
  in capital.............              --              --               --             --
Net increase/(decrease)
  in net assets from Fund
  share transactions.....         412,119      39,914,892         (724,637)     4,721,070
                             ------------    ------------     ------------    -----------
Net increase/(decrease)
  in net assets..........     (10,436,432)     26,742,400       (2,155,286)     1,862,823

NET ASSETS:
Beginning of period......      90,790,934      64,048,534       22,542,357     20,679,534
                             ------------    ------------     ------------    -----------
End of period............    $ 80,354,502    $ 90,790,934     $ 20,387,071    $22,542,357
                             ============    ============     ============    ===========
Undistributed net
  investment
  income/(loss)/(distributions
  in excess of net
  investment income) at
  end of period..........    $     (7,342)   $        683     $     37,050    $     4,743
                             ============    ============     ============    ===========

-----------------

(a)  High Yield Bond commenced operations on July 3, 2000.
(b)  MidCap Growth commenced operations on May 1, 2001.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
 Statements of changes in net assets (continued)

                                MIDCAP
                           GROWTH PORTFOLIO          VALUE PORTFOLIO            ASSET ALLOCATION PORTFOLIO
                           ----------------  -------------------------------  ------------------------------
                             PERIOD ENDED    SIX MONTHS ENDED                 SIX MONTHS ENDED
                             6//30/01(B)         6/30/01        YEAR ENDED        6/30/01        YEAR ENDED
                             (UNAUDITED)       (UNAUDITED)       12/31/00       (UNAUDITED)       12/31/00
                           ---------------------------------------------------------------------------------
Net investment
  income/(loss)..........     $      403       $    49,842      $   113,620      $  109,494      $  217,043
Net realized gain/(loss)
  on investments.........            954          (110,069)         206,049         194,105          25,620
Net change in unrealized
appreciation/(depreciation)
  of investments.........        (51,330)         (513,802)         360,758        (432,725)        246,691
                              ----------       -----------      -----------      ----------      ----------
Net increase/(decrease)
  in net assets resulting
  from operations........        (49,973)         (574,029)         680,427        (129,126)        489,354
Distributions to
  shareholders from net
  investment
  income.................             --                --         (108,868)             --        (213,862)
Distributions to
  shareholders in excess
  of net investment
  income.................             --                --               --              --              --
Distributions to
  shareholders from net
  realized gain on
  investments............             --                --               --              --              --
Distributions to
  shareholders from paid
  in capital.............             --                --               --              --              --
Net increase/(decrease)
  in net assets from Fund
  share transactions.....      1,356,539           855,411         (143,460)      1,813,945         497,491
                              ----------       -----------      -----------      ----------      ----------
Net increase/(decrease)
  in net assets..........      1,306,566           281,382          428,099       1,684,819         772,983

NET ASSETS:
Beginning of period......             --        11,072,872       10,644,773       7,321,429       6,548,446
                              ----------       -----------      -----------      ----------      ----------
End of period............     $1,306,566       $11,354,254      $11,072,872      $9,006,248      $7,321,429
                              ==========       ===========      ===========      ==========      ==========
Undistributed net
  investment
  income/(loss)/(distributions
  in excess of net
  investment income) at
  end of period..........     $      403       $    54,594      $     4,752      $  112,675      $    3,181
                              ==========       ===========      ===========      ==========      ==========

                                     HIGH YIELD
                                   BOND PORTFOLIO
                           ------------------------------
                           SIX MONTHS ENDED
                               6/30/01       PERIOD ENDED
                             (UNAUDITED)     12/31/00(A)
                           ------------------------------
Net investment
  income/(loss)..........    $   676,675     $   515,201
Net realized gain/(loss)
  on investments.........         45,066        (191,979)
Net change in unrealized
appreciation/(depreciatio
  of investments.........       (237,450)       (866,047)
                             -----------     -----------
Net increase/(decrease)
  in net assets resulting
  from operations........        484,291        (542,825)
Distributions to
  shareholders from net
  investment
  income.................             --        (515,201)
Distributions to
  shareholders in excess
  of net investment
  income.................             --          (9,857)
Distributions to
  shareholders from net
  realized gain on
  investments............             --              --
Distributions to
  shareholders from paid
  in capital.............             --              --
Net increase/(decrease)
  in net assets from Fund
  share transactions.....      2,115,764      10,910,963
                             -----------     -----------
Net increase/(decrease)
  in net assets..........      2,600,055       9,843,080
NET ASSETS:
Beginning of period......      9,843,080              --
                             -----------     -----------
End of period............    $12,443,135     $ 9,843,080
                             ===========     ===========
Undistributed net
  investment
  income/(loss)/(distribu
  in excess of net
  investment income) at
  end of period..........    $   667,830     $    (8,845)
                             ===========     ===========

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
 Schedules of capital stock activity

                                    INTERNATIONAL OPPORTUNITIES PORTFOLIO
                                ---------------------------------------------
                                  SIX MONTHS ENDED
                                    JUNE 30, 2001            YEAR ENDED
                                     (UNAUDITED)         DECEMBER 31, 2000
                                ---------------------  ----------------------
                                 SHARES     DOLLARS     SHARES      DOLLARS
                                 ------     -------     ------      -------
Sold..........................    99,235  $ 1,159,503    728,437  $ 9,992,220
Issued as reinvestment of
  dividends...................        --           --     17,437      214,294
Repurchased...................  (139,508)  (1,579,389)   (11,267)    (145,761)
                                --------  -----------  ---------  -----------
Net increase/(decrease).......   (40,273) $  (419,886)   734,607  $10,060,753
                                ========  ===========  =========  ===========

                                       INTERNATIONAL VALUE PORTFOLIO
                                -------------------------------------------
                                  SIX MONTHS ENDED
                                   JUNE 30, 2001          PERIOD ENDED
                                    (UNAUDITED)       DECEMBER 31, 2000(A)
                                --------------------  ---------------------
                                 SHARES    DOLLARS     SHARES     DOLLARS
                                 ------    -------     ------     -------
Sold..........................   470,409  $4,350,650    228,703  $2,177,882
Issued as reinvestment of
  dividends...................        --          --        827       7,755
Repurchased...................    (2,234)    (20,893)    (4,491)    (44,102)
                                --------  ----------  ---------  ----------
Net increase/(decrease).......   468,175  $4,329,757    225,039  $2,141,535
                                ========  ==========  =========  ==========

----------------------

(a)  International Value commenced operations on July 3, 2000

                                         FOCUSED EQUITIES PORTFOLIO
                                ---------------------------------------------
                                  SIX MONTHS ENDED
                                    JUNE 30, 2001            YEAR ENDED
                                     (UNAUDITED)         DECEMBER 31, 2000
                                ---------------------  ----------------------
                                 SHARES     DOLLARS     SHARES      DOLLARS
                                 ------     -------     ------      -------
Sold..........................   412,492  $ 6,095,657  3,569,152  $65,535,788
Issued as reinvestment of
  dividends...................        --           --    144,163    2,663,496
Repurchased...................  (537,097)  (7,595,903)  (331,987)  (5,814,677)
                                --------  -----------  ---------  -----------
Net increase/(decrease).......  (124,605) $(1,500,246) 3,381,328  $62,384,607
                                ========  ===========  =========  ===========

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
 Schedules of capital stock activity (continued)

                                          SMALL COMPANY PORTFOLIO
                                -------------------------------------------
                                  SIX MONTHS ENDED
                                   JUNE 30, 2001           YEAR ENDED
                                    (UNAUDITED)         DECEMBER 31, 2000
                                --------------------  ---------------------
                                 SHARES    DOLLARS     SHARES     DOLLARS
                                 ------    -------     ------     -------
Sold..........................   143,357  $1,348,598    179,351  $1,708,963
Issued as reinvestment of
  dividends...................        --          --    103,547     993,016
Repurchased...................   (49,497)   (454,611)   (42,228)   (424,604)
                                --------  ----------  ---------  ----------
Net increase/(decrease).......    93,860  $  893,987    240,670  $2,277,375
                                ========  ==========  =========  ==========

                                          21ST CENTURY PORTFOLIO
                                -------------------------------------------
                                 SIX MONTHS ENDED
                                   JUNE 30, 2001           YEAR ENDED
                                    (UNAUDITED)        DECEMBER 31, 2000
                                -------------------  ----------------------
                                 SHARES    DOLLARS    SHARES      DOLLARS
                                 ------    -------    ------      -------
Sold..........................   127,412  $ 887,648    151,476  $ 1,589,921
Issued as reinvestment of
  dividends...................        --         --         --           --
Repurchased...................   (66,290)  (490,390)  (208,816)  (2,241,056)
                                --------  ---------  ---------  -----------
Net increase/(decrease).......    61,122  $ 397,258    (57,340) $  (651,135)
                                ========  =========  =========  ===========

                                          GROWTH & INCOME PORTFOLIO
                                ---------------------------------------------
                                  SIX MONTHS ENDED
                                    JUNE 30, 2001            YEAR ENDED
                                     (UNAUDITED)         DECEMBER 31, 2000
                                ---------------------  ----------------------
                                 SHARES     DOLLARS     SHARES      DOLLARS
                                 ------     -------     ------      -------
Sold..........................   278,915  $ 4,173,676  2,417,331  $44,373,638
Issued as reinvestment of
  dividends...................        --           --     61,385      999,314
Repurchased...................  (260,546)  (3,761,557)  (316,336)  (5,458,060)
                                --------  -----------  ---------  -----------
Net increase/(decrease).......    18,369  $   412,119  2,162,380  $39,914,892
                                ========  ===========  =========  ===========

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
 Schedules of capital stock activity (continued)

                                          CAPITAL GROWTH PORTFOLIO
                                --------------------------------------------
                                  SIX MONTHS ENDED
                                   JUNE 30, 2001            YEAR ENDED
                                    (UNAUDITED)         DECEMBER 31, 2000
                                --------------------  ----------------------
                                 SHARES    DOLLARS     SHARES      DOLLARS
                                 ------    -------     ------      -------
Sold..........................   102,352  $1,128,820    488,423  $ 6,103,255
Issued as reinvestment of
  dividends...................        --          --     12,041      138,714
Repurchased...................  (167,081) (1,853,457)  (119,382)  (1,520,899)
                                --------  ----------  ---------  -----------
Net increase/(decrease).......   (64,729) $ (724,637)   381,082  $ 4,721,070
                                ========  ==========  =========  ===========

                                   MIDCAP GROWTH
                                     PORTFOLIO
                                --------------------
                                    PERIOD ENDED
                                  JUNE 30, 2001(A)
                                    (UNAUDITED)
                                --------------------
                                 SHARES    DOLLARS
                                 ------    -------
Sold..........................   136,563  $1,357,807
Issued as reinvestment of
  dividends...................        --          --
Repurchased...................      (128)     (1,268)
                                --------  ----------
Net increase/(decrease).......   136,435  $1,356,539
                                ========  ==========

----------------------

(a)  MidCap Growth commenced operations on May 1, 2001.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
 Schedules of capital stock activity (continued)

                                              VALUE PORTFOLIO
                                --------------------------------------------
                                  SIX MONTHS ENDED
                                   JUNE 30, 2001            YEAR ENDED
                                    (UNAUDITED)         DECEMBER 31, 2000
                                --------------------  ----------------------
                                 SHARES    DOLLARS     SHARES      DOLLARS
                                 ------    -------     ------      -------
Sold..........................   133,628  $1,447,450    185,386  $ 1,937,650
Issued as reinvestment of
  dividends...................        --          --      9,686      108,868
Repurchased...................   (54,979)   (592,039)  (217,576)  (2,189,978)
                                --------  ----------  ---------  -----------
Net increase/(decrease).......    78,649  $  855,411    (22,504) $  (143,460)
                                ========  ==========  =========  ===========

                                        ASSET ALLOCATION PORTFOLIO
                                -------------------------------------------
                                 SIX MONTHS ENDED
                                   JUNE 30, 2001           YEAR ENDED
                                    (UNAUDITED)        DECEMBER 31, 2000
                                -------------------  ----------------------
                                SHARES    DOLLARS     SHARES      DOLLARS
                                ------    -------     ------      -------
Sold..........................  211,805  $2,128,430    201,860  $ 1,972,299
Issued as reinvestment of
  dividends...................       --          --     21,174      213,862
Repurchased...................  (31,399)   (314,485)  (179,107)  (1,688,670)
                                -------  ----------  ---------  -----------
Net increase/(decrease).......  180,406  $1,813,945     43,927  $   497,491
                                =======  ==========  =========  ===========

                                         HIGH YIELD BOND PORTFOLIO
                                -------------------------------------------
                                 SIX MONTHS ENDED
                                   JUNE 30, 2001          PERIOD ENDED
                                    (UNAUDITED)       DECEMBER 31, 2000(B)
                                -------------------  ----------------------
                                SHARES    DOLLARS     SHARES      DOLLARS
                                ------    -------     ------      -------
Sold..........................  236,547  $2,262,843  1,043,377  $10,415,386
Issued as reinvestment of
  dividends...................       --          --     58,731      525,058
Repurchased...................  (15,566)   (147,079)    (3,086)     (29,481)
                                -------  ----------  ---------  -----------
Net increase/(decrease).......  220,981  $2,115,764  1,099,022  $10,910,963
                                =======  ==========  =========  ===========

----------------------

(b)  High Yield Bond commenced operations on July 3, 2000.

                       SEE NOTES TO FINANCIAL STATEMENTS.

Nations Funds
 Financial highlights
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                    NET REALIZED                                   DIVIDENDS
                                       NET ASSET                        AND          NET INCREASE/    DIVIDENDS    IN EXCESS
                                         VALUE          NET          UNREALIZED      (DECREASE) IN     FROM NET      OF NET
                                       BEGINNING    INVESTMENT     GAIN/(LOSS) ON   NET ASSET VALUE   INVESTMENT   INVESTMENT
                                       OF PERIOD   INCOME/(LOSS)    INVESTMENTS     FROM OPERATIONS     INCOME       INCOME
                                       ---------   -------------   --------------   ---------------   ----------   ----------
INTERNATIONAL OPPORTUNITIES PORTFOLIO
Six months ended 6/30/2001
  (unaudited)#.......................   $12.17        $ 0.08           $(1.18)           $(1.10)        $   --       $   --
Year ended 12/31/2000................    14.35          0.02            (1.99)            (1.97)         (0.02)          --
Year ended 12/31/1999#...............    10.28          0.06             4.35              4.41          (0.05)          --
Period ended 12/31/1998*.............    10.00          0.06             0.25              0.31          (0.03)##        --
INTERNATIONAL VALUE PORTFOLIO
Six months ended 6/30/2001
  (unaudited)#.......................   $ 9.43        $ 0.11           $(0.57)           $(0.46)        $   --       $   --
Period ended 12/31/2000**............    10.00          0.04            (0.57)            (0.53)         (0.04)          --
FOCUSED EQUITIES PORTFOLIO
Six months ended 6/30/2001
  (unaudited)#.......................   $16.31        $ 0.00***        $(2.14)           $(2.14)        $   --       $   --
Year ended 12/31/2000#...............    19.71          0.01            (3.09)            (3.08)         (0.01)       (0.00)***
Year ended 12/31/1999#...............    13.00         (0.03)            6.90              6.87             --           --
Period ended 12/31/1998*.............    10.00          0.02             3.00              3.02          (0.02)##        --
SMALL COMPANY PORTFOLIO
Six months ended 6/30/2001
  (unaudited)#.......................   $ 9.39        $ 0.00***        $ 0.56            $ 0.56         $   --       $   --
Year ended 12/31/2000#...............     9.55          0.03             1.03              1.06             --        (0.44)
Year ended 12/31/1999#...............     9.03          0.01             0.52              0.53          (0.01)          --
Period ended 12/31/1998*.............    10.00          0.03            (0.97)            (0.94)         (0.03)##        --
21ST CENTURY PORTFOLIO
Six months ended 6/30/2001
  (unaudited)#.......................   $ 8.47        $(0.02)          $(1.90)           $(1.92)        $   --       $   --
Year ended 12/31/2000................    11.63         (0.03)           (3.13)            (3.16)            --           --
Year ended 12/31/1999#...............    10.62          0.02             1.02              1.04          (0.03)          --
Period ended 12/31/1998*.............    10.00          0.02             0.62              0.64          (0.02)##        --

---------------

*                       Portfolio commenced operations on March 27, 1998. Shares
                        were offered to the public on April 6, 1998.
**                      International Value commenced operations on July 3, 2000.
***                     Amount represents less than $0.01 per share.
+                       Annualized.
++                      Total return represents aggregate total return for the
                        period indicated and assumes reinvestment of all
                        distributions.
#                       Per share net investment income has been calculated using
                        the monthly average shares method.
##                      Includes distributions in excess of net investment income or from net realized gains which amounted to less than $0.01
                        per share.
(a)                     The effect of the custodial expense offset (Note 2) on the operating expense ratio, with and without waivers and/or
                        expense reimbursements, was less than 0.01%.
(b)                     The effect of interest expense on the operating expense
                        ratio was less than 0.01%.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
 Financial highlights (continued)


                                       DISTRIBUTIONS                       TOTAL        NET ASSET                 NET ASSETS
                                          FROM NET      DISTRIBUTIONS     DIVIDENDS       VALUE                     END OF
                                           REALIZED        FROM PAID          AND         END OF      TOTAL          PERIOD
                                            GAINS        IN CAPITAL     DISTRIBUTIONS    PERIOD     RETURN++        (000)
                                        -------------   -------------   -------------   ---------   --------      ----------
INTERNATIONAL OPPORTUNITIES PORTFOLIO
Six months ended 6/30/2001
  (unaudited)#.......................   $   --          $   --          $   --          $11.07       (9.04)%      $ 12,240
Year ended 12/31/2000................    (0.19)             --           (0.21)          12.17      (13.81)         13,937
Year ended 12/31/1999#...............    (0.29)             --           (0.34)          14.35       43.05           5,898
Period ended 12/31/1998*.............       --              --           (0.03)##        10.28        3.11           2,310
INTERNATIONAL VALUE PORTFOLIO
Six months ended 6/30/2001
  (unaudited)#.......................   $   --          $   --          $   --          $ 8.97       (4.88)%      $  6,218
Period ended 12/31/2000**............       --              --           (0.04)           9.43       (5.35)          2,122
FOCUSED EQUITIES PORTFOLIO
Six months ended 6/30/2001
  (unaudited)#.......................   $   --          $   --          $   --          $14.17      (13.12)%      $127,429
Year ended 12/31/2000#...............    (0.31)             --           (0.32)##        16.31      (15.82)        148,714
Year ended 12/31/1999#...............    (0.16)             --           (0.16)          19.71       53.28         113,115
Period ended 12/31/1998*.............       --              --           (0.02)##        13.00       30.16          24,521
SMALL COMPANY PORTFOLIO
Six months ended 6/30/2001
  (unaudited)#.......................   $   --          $   --          $   --          $ 9.95        5.96%       $ 10,813
Year ended 12/31/2000#...............    (0.44)          (0.34)          (1.22)           9.39       10.84           9,328
Year ended 12/31/1999#...............       --              --           (0.01)           9.55        5.92           7,187
Period ended 12/31/1998*.............       --              --           (0.03)##         9.03       (9.35)          6,098
21ST CENTURY PORTFOLIO
Six months ended 6/30/2001
  (unaudited)#.......................   $   --          $   --         $   --           $ 6.55      (22.67)%      $  4,351
Year ended 12/31/2000................       --              --             --             8.47      (27.17)          5,107
Year ended 12/31/1999#...............       --              --          (0.03)           11.63        9.75           7,684
Period ended 12/31/1998*.............       --              --          (0.02)##         10.62        6.44           4,796

                                                                               WITHOUT WAIVERS
                                                                                AND/OR EXPENSE
                                                                                REIMBURSEMENTS
                                                                                ---------------
                                       RATIO OF        RATIO OF                    RATIO OF
                                     NET INVESTMENT  OPERATING                     OPERATING
                                     EXPENSES TO    INCOME/(LOSS)   PORTFOLIO     EXPENSES TO
                                        AVERAGE        TO AVERAGE   TURNOVER        AVERAGE
                                     NET ASSETS       NET ASSETS      RATE        NET ASSETS
                                     -----------    --------------  ---------     -----------
INTERNATIONAL OPPORTUNITIES PORTFOLIO
Six months ended 6/30/2001
  (unaudited)#.......................   1.25%+(a)        1.37%+       145%           2.06%+(a)
Year ended 12/31/2000................   1.25             0.20          30            2.20
Year ended 12/31/1999#...............   1.25             0.43          24            2.64
Period ended 12/31/1998*.............   1.25+            1.09+         16            4.09+
INTERNATIONAL VALUE PORTFOLIO
Six months ended 6/30/2001
  (unaudited)#.......................   1.25%+          2.45%+          7%           3.05%+
Period ended 12/31/2000**............   1.25+           1.32+           2            7.59+
FOCUSED EQUITIES PORTFOLIO
Six months ended 6/30/2001
  (unaudited)#.......................   1.10%+(a)       0.03%+         57%           1.38%+(a)
Year ended 12/31/2000#...............   1.10(a)(b)      0.06          141            1.36(a)
Year ended 12/31/1999#...............   1.10(a)        (0.17)         134            1.38(a)
Period ended 12/31/1998*.............   1.10+(a)        0.33+         236            1.94+(a)
SMALL COMPANY PORTFOLIO
Six months ended 6/30/2001
  (unaudited)#.......................   0.87%+(a)(b)    0.05%+         40%           1.95%+(a)
Year ended 12/31/2000#...............   0.68(a)         0.31           94            1.92(a)
Year ended 12/31/1999#...............   0.75            0.14           55            1.21
Period ended 12/31/1998*.............   0.75+(a)        0.49+          44            1.70+(a)
21ST CENTURY PORTFOLIO
Six months ended 6/30/2001
  (unaudited)#.......................   1.04%+(a)      (0.48)%+       176%           2.84%+(a)
Year ended 12/31/2000................   1.00(a)        (0.25)         140            2.25(a)
Year ended 12/31/1999#...............   1.00(a)(b)      0.22           50            1.81(a)
Period ended 12/31/1998*.............   1.00+(a)        0.44+          40            2.41+(a)

---------------

*                       Portfolio commenced operations on March 27, 1998. Shares
                        were offered to the public on April 6, 1998.
**                      International Value commenced operations on July 3, 2000.
***                     Amount represents less than $0.01 per share.
+                       Annualized.
++                      Total return represents aggregate total return for the
                        period indicated and assumes reinvestment of all
                        distributions.
#                       Per share net investment income has been calculated using
                        the monthly average shares method.
##                      Includes distributions in excess of net investment income or from net realized gains which amounted to less than $0.01
                        per share.
(a)                     The effect of the custodial expense offset (Note 2) on the operating expense ratio, with and without waivers and/or
                        expense reimbursements, was less than 0.01%.
(b)                     The effect of interest expense on the operating expense
                        ratio was less than 0.01%.

                       SEE NOTES TO FINANCIAL STATEMENTS.

Nations Funds
 Financial highlights (continued)

                                                                                                                   DIVIDENDS
                                                                    NET REALIZED                                   IN EXCESS
                                       NET ASSET                        AND          NET INCREASE/    DIVIDENDS        OF
                                         VALUE          NET          UNREALIZED      (DECREASE) IN     FROM NET       NET
                                       BEGINNING    INVESTMENT     GAIN/(LOSS) ON   NET ASSET VALUE   INVESTMENT   INVESTMENT
                                       OF PERIOD   INCOME/(LOSS)    INVESTMENTS     FROM OPERATIONS     INCOME       INCOME
                                       ---------   -------------   --------------   ---------------   ----------   ----------
GROWTH & INCOME PORTFOLIO
Six months ended 6/30/2001
  (unaudited)#.......................   $16.33        $ 0.00***        $(1.92)           $(1.92)        $   --       $   --
Year ended 12/31/2000#...............    18.86          0.00***         (2.34)            (2.34)          0.00***        --
Year ended 12/31/1999#...............    12.16         (0.03)            6.73              6.70             --           --
Period ended 12/31/1998*.............    10.00          0.02             2.16              2.18          (0.02)##        --
CAPITAL GROWTH PORTFOLIO
Six months ended 6/30/2001
  (unaudited)#.......................   $11.46        $ 0.02           $(0.77)           $(0.75)        $   --       $   --
Year ended 12/31/2000................    13.03          0.07            (1.57)            (1.50)         (0.07)          --
Year ended 12/31/1999#...............    11.06          0.08             1.95              2.03          (0.06)          --
Period ended 12/31/1998*.............    10.00          0.06             1.07              1.13          (0.07)##        --
MIDCAP GROWTH PORTFOLIO
Six months ended 6/30/2001
  (unaudited)**#.....................   $10.00        $ 0.00***        $(0.42)           $(0.42)        $   --       $   --
VALUE PORTFOLIO
Six months ended 6/30/2001
  (unaudited)#.......................   $11.29        $ 0.05           $(0.62)           $(0.57)        $   --       $   --
Year ended 12/31/2000#...............    10.61          0.12             0.67              0.79          (0.11)          --
Year ended 12/31/1999#...............    10.41          0.07             0.19              0.26          (0.06)          --
Period ended 12/31/1998*.............    10.00          0.04             0.41              0.45          (0.04)##        --
ASSET ALLOCATION PORTFOLIO
Six months ended 6/30/2001
  (unaudited)#.......................   $10.13        $ 0.14           $(0.30)           $(0.16)        $   --       $   --
Year ended 12/31/2000................     9.65          0.31             0.48              0.79          (0.31)          --
Year ended 12/31/1999#...............     9.68          0.20            (0.06)             0.14          (0.17)          --
Period ended 12/31/1998*.............    10.00          0.09            (0.31)            (0.22)         (0.10)##        --
High Yield Bond Portfolio
Six months ended 6/30/2001
  (unaudited)#.......................   $ 8.96        $ 0.57           $(0.10)           $ 0.47         $   --       $   --
Period ended 12/31/2000**............    10.00          0.50            (1.03)            (0.53)         (0.50)       (0.01)

---------------

*                       Portfolio commenced operations on March 27, 1998. Shares
                        were offered to the public on April 6, 1998.
**                      High Yield Bond and MidCap Growth commenced operations on
                        July 3, 2000 and May 1, 2001, respectively.
***                     Amount represents less than $0.01 per share.
+                       Annualized.
++                      Total return represents aggregate total return for the
                        period indicated and assumes reinvestment of all
                        distributions.
#                       Per share net investment income has been calculated using
                        the monthly average shares method.
##                      Includes distributions in excess of net investment income or from net realized gains which amounted to less than $0.01
                        per share.
(a)                     The effect of the custodial expense offset (Note 2) on the operating expense ratio, with and without waivers and/or
                        expense reimbursements, was less than 0.01%.
(b)                     The effect of interest expense on the operating expense
                        ratio was less than 0.01%.

                       SEE NOTES TO FINANCIAL STATEMENTS.

Nations Funds
 Financial highlights (continued)


                                     DISTRIBUTIONS                       TOTAL       NET ASSET                 NET ASSETS
                                       FROM NET      DISTRIBUTIONS     DIVIDENDS       VALUE                     END OF
                                       REALIZED        FROM PAID          AND         END OF      TOTAL          PERIOD
                                         GAINS        IN CAPITAL     DISTRIBUTIONS    PERIOD     RETURN++        (000)
                                     -------------   -------------   -------------   ---------   --------      ----------
GROWTH & INCOME PORTFOLIO
Six months ended 6/30/2001
  (unaudited)#.......................  $   --          $   --           $   --         $14.41      (11.76)%      $80,355
Year ended 12/31/2000#...............   (0.19)             --            (0.19)         16.33      (12.42)        90,791
Year ended 12/31/1999#...............      --              --               --          18.86       55.10         64,049
Period ended 12/31/1998*.............      --              --            (0.02)##       12.16       21.80         15,576
CAPITAL GROWTH PORTFOLIO
Six months ended 6/30/2001
  (unaudited)#.......................  $   --          $   --           $   --         $10.71       (6.54)%      $20,387
Year ended 12/31/2000................      --              --            (0.07)         11.46      (11.51)        22,542
Year ended 12/31/1999#...............      --              --            (0.06)         13.03       18.27         20,680
Period ended 12/31/1998*.............      --              --            (0.07)##       11.06       11.39          9,931
MIDCAP GROWTH PORTFOLIO
Six months ended 6/30/2001
  (unaudited)**#.....................  $   --          $   --           $   --         $ 9.58      (4.20)%      $ 1,307
VALUE PORTFOLIO
Six months ended 6/30/2001
  (unaudited)#.......................  $   --          $   --           $   --         $10.72       (5.05)%      $11,354
Year ended 12/31/2000#...............      --              --            (0.11)         11.29        7.47         11,073
Year ended 12/31/1999#...............      --              --            (0.06)         10.61        2.50         10,645
Period ended 12/31/1998*.............      --              --            (0.04)##       10.41        4.48          5,645
ASSET ALLOCATION PORTFOLIO
Six months ended 6/30/2001
  (unaudited)#.......................  $   --          $   --           $   --         $ 9.97       (1.58)%      $ 9,006
Year ended 12/31/2000................      --              --            (0.31)         10.13        8.14          7,321
Year ended 12/31/1999#...............      --              --            (0.17)          9.65        1.44          6,548
Period ended 12/31/1998*.............      --              --            (0.10)##        9.68       (2.23)         3,823
High Yield Bond Portfolio
Six months ended 6/30/2001
  (unaudited)#.......................  $   --          $   --           $   --         $ 9.43        5.25%       $12,443
Period ended 12/31/2000**............      --              --            (0.51)          8.96       (5.34)         9,843

                                                                                       WITHOUT WAIVERS
                                                                                        AND/OR EXPENSE
                                                                                        REIMBURSEMENTS
                                                                                       ---------------
                                      RATIO OF        RATIO OF                            RATIO OF
                                      OPERATING    NET INVESTMENT                         OPERATING
                                     EXPENSES TO   INCOME/(LOSS)       PORTFOLIO         EXPENSES TO
                                       AVERAGE       TO AVERAGE        TURNOVER            AVERAGE
                                     NET ASSETS      NET ASSETS          RATE            NET ASSETS
                                     -----------   --------------      -----------       ---------
GROWTH & INCOME PORTFOLIO
Six months ended 6/30/2001
  (unaudited)#.......................  1.10%+(a)      (0.02)%+             49%             1.41%+(a)
Year ended 12/31/2000#...............  1.10(a)(b)       0.01              122              1.39(a)
Year ended 12/31/1999#...............  1.10(a)        (0.20)              110              1.41(a)
Period ended 12/31/1998*.............  1.10+(a)        0.40+              184              1.99+(a)
CAPITAL GROWTH PORTFOLIO
Six months ended 6/30/2001
  (unaudited)#.......................  0.84%+(a)(b)    0.30%+             128%             1.41%+(a)
Year ended 12/31/2000................  0.75(a)         0.63                80              1.28(a)
Year ended 12/31/1999#...............  0.75(a)         0.64                76              1.07(a)
Period ended 12/31/1998*.............  0.75+(a)        1.04+               16              1.62+(a)
MIDCAP GROWTH PORTFOLIO
Six months ended 6/30/2001
  (unaudited)**#.....................  1.00%+(a)       0.22%+               2%            11.10%+(a)
VALUE PORTFOLIO
Six months ended 6/30/2001
  (unaudited)#.......................  1.00%+(a)       0.93%+             119%              1.85%+(a)
Year ended 12/31/2000#...............  1.00(a)(b)       1.12              174               1.87(a)
Year ended 12/31/1999#...............  1.00(a)         0.67                82               1.68(a)
Period ended 12/31/1998*.............  1.00+(a)        0.83+               27               2.32+(a)
ASSET ALLOCATION PORTFOLIO
Six months ended 6/30/2001
  (unaudited)#.......................  1.00%+(a)       2.77%+             185%              2.07%+(a)
Year ended 12/31/2000................  1.00(a)         3.38               210               2.21(a)
Year ended 12/31/1999#...............  1.00(a)         2.01                75               1.79(a)
Period ended 12/31/1998*.............  1.00+(a)        2.36+               94               2.71+(a)
High Yield Bond Portfolio
Six months ended 6/30/2001
  (unaudited)#.......................  1.00%+(a)      12.17%+              43%              1.71%+(a)
Period ended 12/31/2000**............  1.00+          10.68+               74               1.78+

---------------

*                       Portfolio commenced operations on March 27, 1998. Shares
                        were offered to the public on April 6, 1998.
**                      High Yield Bond and MidCap Growth commenced operations on
                        July 3, 2000 and May 1, 2001, respectively.
***                     Amount represents less than $0.01 per share.
+                       Annualized.
++                      Total return represents aggregate total return for the
                        period indicated and assumes reinvestment of all
                        distributions.
#                       Per share net investment income has been calculated using
                        the monthly average shares method.
##                      Includes distributions in excess of net investment income or from net realized gains which amounted to less than $0.01
                        per share.
(a)                     The effect of the custodial expense offset (Note 2) on the operating expense ratio, with and without waivers and/or
                        expense reimbursements, was less than 0.01%.
(b)                     The effect of interest expense on the operating expense
                        ratio was less than 0.01%.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
 Notes to financial statements                      June 30, 2001 (unaudited)

Nations Separate Account Trust (the "Trust") (formerly known as Nations Annuity Trust), was organized as a Delaware business trust on February 5, 1998 and commenced operations March 27, 1998. The Trust is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company whose shares are offered in the following eleven portfolios:
Nations Marsico International Opportunities Portfolio (formerly International Growth Portfolio), Nations International Value Portfolio, Nations Marsico Focused Equities Portfolio, Nations Small Company Portfolio (formerly SmallCap Index Portfolio), Nations Marsico 21st Century Portfolio (formerly Aggressive Growth Portfolio), Nations Marsico Growth & Income Portfolio, Nations Capital Growth Portfolio (formerly Managed Index Portfolio), Nations MidCap Growth Portfolio, Nations Value Portfolio, Nations Asset Allocation Portfolio (formerly Balanced Assets Portfolio) and Nations High Yield Bond Portfolio (individually, a "Portfolio", collectively the "Portfolios"). The Portfolios are made available only to variable annuity and variable life separate accounts issued by participating life insurance companies. Each Portfolio has distinct investment objectives as follows:

International Opportunities        --  Seeks long-term growth of capital.
International Value                --  Seeks long-term capital appreciation by investing primarily in equity securities of foreign issuers, including emerging market countries.
Focused Equities                   --  Seeks long-term growth of capital.
Small Company                      --  Seeks long-term capital growth by investing primarily in equity securities.
21st Century                       --  Seeks long-term growth of capital.
Growth & Income                    --  Seeks long-term growth of capital with a limited emphasis on income.
Capital Growth                     --  Seeks growth of capital by investing in companies that are believed to have superior earnings growth potential.
MidCap Growth                      --  Seeks capital appreciation by investing in emerging growth companies that are believed to have superior long-term
                                       earnings growth prospects.
Value                              --  Seeks growth of capital by investing in companies that are believed to be undervalued.
Asset Allocation                   --  Seeks to obtain long-term growth from capital appreciation, and dividend and interest income.
High Yield Bond                    --  Seeks maximum income by investing in a diversified portfolio of high yield debt securities.

1. SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolios in the preparation of their financial statements.

SECURITIES VALUATION - Securities traded on a recognized exchange or on NASDAQ are valued at the last sale price on the exchange or market on which such securities are primarily traded. Securities traded only over-the-counter are valued at the last sale price, or if no sale occurred on such day, at the mean of the current bid and asked prices. Certain securities may be

NATIONS FUNDS
 Notes to financial statements (continued)          June 30, 2001 (unaudited)

valued using broker quotations or on the basis of prices provided by pricing services. Certain prices provided by broker-dealers or the pricing service may be based on a matrix pricing system, which considers such factors as security prices, yields and maturities. Restricted securities, securities for which market quotations are not readily available, and certain other assets may be valued under procedures adopted by the Board of Trustees. Short-term investments that mature in 60 days or less are valued at amortized cost, which approximates current market value.

FUTURES CONTRACTS - All Portfolios may invest in futures contracts. Upon entering into a futures contract, a Portfolio is required to deposit with the broker an amount of cash or liquid securities equal to a specified percentage of the contract amount. This is known as the "initial margin." Subsequent payments ("variation margin") are made or received by the Portfolio each day, depending on the daily fluctuation of the value of the contract.

During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gain or loss by "marking-to-market" on a daily basis to reflect the market value of the contract. When the contract is closed, a Portfolio records a realized gain or loss equal to the difference between the value of the contract on the closing date and the value of the contract when originally entered into.

Risks of investments in futures contracts include the possible adverse movement of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts, that a change in the value of the contract may not correlate with a change in the value of the underlying securities, or that the counterparty to a contract may default on its obligation to perform.

FOREIGN CURRENCY EXCHANGES - The books and records of the Portfolios are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are exchanged into U.S. dollars at the current exchange rates. Purchases and sales of investment securities and income and expenses are exchanged on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of a Portfolio and the amounts actually received. The effects of changes in foreign currency exchange rates on securities are not separately identified in the Statements of operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on securities.

FORWARD FOREIGN CURRENCY TRANSACTIONS - Generally, each Portfolio may enter into forward currency exchange contracts only under two circumstances: (i) when the Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, to "lock in" the U.S. exchange rate of the transaction, with such period being a short-dated contract covering the period between transaction date and settlement date; or (ii) when the investment adviser or sub-adviser believes that the currency of a particular foreign country may experience a substantial movement against the U.S. dollar. Forward foreign currency contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded by a Portfolio as an unrealized gain or loss. When the contract is closed or offset with the same counterparty, a Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed or offset.

Forward foreign currency contracts will be used primarily to protect the Portfolios from adverse currency movements and will generally not be entered into for terms greater than one year. The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the Portfolio's investment securities; however, it does establish a rate of exchange that can be achieved in the future. The use of forward foreign currency contracts involves the risk that anticipated

NATIONS FUNDS
 Notes to financial statements (continued)          June 30, 2001 (unaudited)

currency movements will not be accurately predicted. A forward foreign currency contract would limit the risk of loss due to a decline in the value of a particular currency; however, it also would limit any potential gain that might result should the value of the currency increase instead of decrease. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Statements of net assets. In addition, the Portfolios could be exposed to risks if counterparties to the contracts are unable to meet the terms of their contracts. The counterparty risk exposure is, therefore, closely monitored and contracts are only executed with high credit quality financial institutions.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME - Securities transactions are recorded on trade date. Realized gains and losses are computed based on the specific identification of securities sold. Interest income, adjusted for accretion of discounts and amortization of premiums, is earned from settlement date and recorded on an accrual basis. Dividend income is recorded on ex-dividend date, except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Portfolios are informed of the ex-dividend date.

Effective January 1, 2001, the Portfolios have adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies which requires the Portfolios to classify gains and losses realized on principal paydowns received on mortgage-backed securities, previously included in realized gain/loss, as part of interest income. The adoption of this accounting principle has no effect on the Portfolios' net asset value but changed the classification between interest income and realized gain/loss on the Statement of operations. The statement of changes in net assets and financial highlights for prior periods have not been restated to reflect this change. The impact of the adoption of this principle is not material to the financial statements.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - Distributions from net investment income are declared and paid annually by the Portfolios. Each Portfolio will distribute net realized capital gains (including net short-term capital gains) annually after the fiscal year in which the capital gains were earned, unless offset by any available capital loss carryforward. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States of America.

FEDERAL INCOME TAX - Each Portfolio intends to continue to qualify as a regulated investment company by complying with the applicable requirements of the Internal Revenue Code of 1986, as amended, and by distributing substantially all of its earnings to its shareholders. Therefore, no provision is made for federal income or excise taxes.

The Portfolios may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Portfolios will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

EXPENSES - General expenses of the Trust are allocated to the Portfolios based upon their relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to a Portfolio are charged to such Portfolio. The Portfolios bear all costs in connection with their organization, including the fees and expenses of registering and qualifying their shares for distribution under federal and state securities regulations. All such costs are being amortized on a straight line basis over a period of five years from commencement of operations.

NATIONS FUNDS
 Notes to financial statements (continued)          June 30, 2001 (unaudited)

2. INVESTMENT ADVISORY FEE, SUB-ADVISORY FEE, ADMINISTRATION FEE AND RELATED PARTY TRANSACTIONS

The Trust has entered into an investment advisory agreement (the "Investment Advisory Agreement") with Banc of America Advisors, LLC ("BA Advisors") (formerly Banc of America Advisors, Inc. ("BAAI")), a wholly-owned subsidiary of Bank of America, N.A. ("Bank of America"), which in turn is a wholly-owned banking subsidiary of Bank of America Corporation, a bank holding company organized as a Delaware corporation, pursuant to which BA Advisors provides investment advisory services to the Portfolios. Under the terms of the Investment Advisory Agreement, BA Advisors is entitled to receive an advisory fee, calculated daily and payable monthly, based on the following maximum annual rates multiplied by the average daily net assets of each Portfolio:

PORTFOLIO                                                     ANNUAL RATE
-------------------------------------------------------------------------
International Value.........................................     0.90%
International Opportunities.................................     0.80%
Focused Equities, Growth & Income...........................     0.75%
MidCap Growth, Value, Asset Allocation......................     0.65%
High Yield Bond.............................................     0.55%

Effective May 1, 2001, the maximum annual advisory fee increased for the Small Company, 21st Century and Capital Growth Portfolios. The following table shows the current maximum annual advisory fee and the maximum annual advisory fee in effect prior to that date.

                                                                              RATE IN EFFECT
                                                                             THROUGH APRIL 30,
PORTFOLIO                                                     CURRENT RATE         2001
----------------------------------------------------------------------------------------------
Small Company...............................................     0.90%             0.40%
21st Century................................................     0.75%             0.65%
Capital Growth..............................................     0.65%             0.40%

Effective May 1, 2001, the Trust has, on behalf of the Small Company, Capital Growth, MidCap Growth and Value Portfolios, entered into a sub-advisory agreement with BA Advisors and Banc of America Capital Management, LLC ("BACAP") (formerly Banc of America Capital Management, Inc.), a wholly-owned subsidiary of Bank of America, pursuant to which BACAP is entitled to receive a sub-advisory fee from BA Advisors at the maximum annual rate of 0.25% of each Portfolio's average daily net assets.

Prior to May 1, 2001, the Trust had, on behalf of the Portfolios listed below, entered into a sub-advisory agreement with BA Advisors and BACAP, pursuant to which BACAP was entitled to receive a sub-advisory fee from BA Advisors at the following maximum annual rate of each Portfolio's average daily net assets:

PORTFOLIO                                                     ANNUAL RATE
-------------------------------------------------------------------------
Small Company, Capital Growth...............................     0.10%
21st Century, Value, Asset Allocation.......................     0.25%

NATIONS FUNDS
 Notes to financial statements (continued)          June 30, 2001 (unaudited)

Effective May 1, 2001, the Trust has, on behalf of the Asset Allocation Portfolio, entered into sub-advisory agreements with BA Advisors, and each of BACAP and Chicago Equity Partners, LLC ("Chicago Equity"), pursuant to which BACAP is entitled to receive a sub-advisory fee from BA Advisors for management of the non-equity portion of the Portfolio and Chicago Equity is entitled to receive a sub-advisory fee from BA Advisors for management of the equity portion of the Portfolio at the maximum annual rate of 0.25% of their respective portion of the Portfolio's average daily net assets.

The Trust has, on behalf of the Focused Equities and Growth & Income Portfolios, entered into a sub-advisory agreement with BA Advisors and Marsico Capital Management, LLC ("Marsico"), a wholly-owned subsidiary of Bank of America, pursuant to which Marsico is entitled to receive a sub-advisory fee from BA Advisors at the maximum annual rate of 0.45% of each Portfolio's average daily net assets.

Effective May 1, 2001, the Trust has, on behalf of the International Opportunities and 21st Century Portfolios, entered into a sub-advisory agreement with BA Advisors and Marsico pursuant to which Marsico is entitled to receive a sub-advisory fee from BA Advisors at the maximum annual rate of 0.45% of each Portfolio's average daily net assets.

Prior to May 1, 2001, the Trust had, on behalf of the International Opportunities Portfolio, entered into a sub-advisory agreement with BA Advisors and Gartmore Global Partners ("Gartmore"). Gartmore is a general partnership which is an indirect wholly-owned subsidiary of Nationwide Mutual Insurance Company. Under the Sub-Advisory Agreement, Gartmore was entitled to receive a sub-advisory fee from BA Advisors at the maximum annual rate of 0.54% of the Portfolio's average daily net assets.

The Trust has, on behalf of the International Value Portfolio, entered into a sub-advisory agreement with BA Advisors and Brandes Investment Partners, L.P. ("Brandes"), pursuant to which Brandes is entitled to receive a sub-advisory fee from BA Advisors at the maximum annual rate of 0.50% of the Portfolio's average daily net assets.

The Trust has, on behalf of the High Yield Bond Portfolio, entered into a sub-advisory agreement with BA Advisors and MacKay Shields LLC ("MacKay Shields") pursuant to which MacKay Shields is entitled to receive a sub-advisory fee from BA Advisors at the maximum annual rate of 0.40% of the Portfolio's average daily net assets up to and including $100 million; 0.375% over $100 million and up to and including $200 million and 0.35% over $200 million.

Stephens Inc. ("Stephens") and BA Advisors serve as co-administrators of the Trust. Under the co-administration agreements, Stephens and BA Advisors are currently entitled to receive a combined fee, computed daily and paid monthly, at the maximum annual rate of 0.22% of the average daily net assets of the International Opportunities and International Value Portfolios and 0.23% of the average daily net assets of all other Portfolios of the Trust. The Bank of New York ("BNY") serves as sub-administrator of the Trust pursuant to an agreement with BA Advisors. For the six months ended June 30, 2001, Stephens and BA Advisors earned 0.06% and 0.11% respectively, of the Portfolio's average daily net assets for their co-administration services.

BA Advisors and/or the sub-advisers and Stephens may, from time to time, reduce their fees payable by each Portfolio. Until April 30, 2002, BA Advisors and Stephens have agreed to reimburse expenses and/or waive their fees to the extent that total expenses (excluding shareholder servicing and distribution fees), as a percentage of the respective Portfolio's average daily net assets, exceeded the following annual rates: 1.00% for the Capital Growth Portfolio (prior to May 1, 2001 the effective annual rate was 0.50%), Value Portfolio, MidCap Growth Portfolio, Asset Allocation Portfolio, and High Yield Bond Portfolio, 1.10% for the Focused Equities Portfolio, 21st Century Portfolio (prior to May 1, 2001 the effective annual rate was 1.00%), and Growth & Income Portfolio and 1.25% for the International Opportunities Portfolio, International Value Portfolio and Small Company Portfolio (prior to May 1, 2001 the effective annual rate was 0.40%).

NATIONS FUNDS
 Notes to financial statements (continued)          June 30, 2001 (unaudited)

PFPC Inc. ("PFPC") serves as the transfer agent for the Portfolios' shares.

BNY serves as the custodian of the Trust's assets. For the six months ended June 30, 2001, expenses of the Trust were reduced by $2,370 under expense offset arrangements with BNY. The Trust could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if they had not entered into such arrangements.

Stephens also serves as distributor of the Portfolios' shares.

For the six months ended June 30, 2001, the Focused Equities Portfolio and the Growth & Income Portfolio paid commissions of $8,721 and $4,198, respectively, to certain affiliates of BA Advisors in connection with the execution of various portfolio transactions.

No officer, director or employee of Bank of America, BA Advisors or BACAP, or any affiliate thereof, receives any compensation from the Trust for serving as Trustee or Officer of the Trust.

The Trust's eligible Trustees may participate in a non-qualified deferred compensation plan and a retirement plan which may be terminated at any time. All benefits provided under these plans are unfunded and any payments to plan participants are paid solely out of the Portfolios' assets. Income earned on each plan participant's deferral account is based on the rate of return of the eligible mutual funds selected by the participants or, if no portfolios are selected, to the rate of return of Nations Treasury Fund, a portfolio of Nations Fund, Inc., another registered investment company advised by BA Advisors. The expense for the deferred compensation and retirement plans is included in "Trustees' fees and expenses" in the Statements of operations.

The Portfolios have made daily investments of cash balances in Nations Cash Reserves, a portfolio of Nations Reserves, pursuant to an exemptive order received from the Securities and Exchange Commission. For the six months ended June 30, 2001, the Portfolios earned $71,263 in the aggregate from such investments, which is included in interest income.

3. SHAREHOLDER SERVICING AND DISTRIBUTION PLAN

The Trust has adopted a Shareholder Servicing and Distribution Plan (the "Servicing and Distribution Plan") pursuant to Rule 12b-1 under the 1940 Act. Payments under the Servicing and Distribution Plan are calculated daily and paid monthly at a rate not exceeding 0.25% (on an annualized basis) of the average daily net asset value of the Shares beneficially owned through the ownership of Contracts by customers with whom the selling and servicing agents have a selling or servicing relationship. In the six months ended June 30, 2001, Stephens agreed to voluntarily waive 100% of the Portfolios' shareholder servicing and distribution fees except for the Capital Growth Portfolio and the Small Company Portfolio. Prior to May 1, 2001, there were no waivers for these fees for the Capital Growth Portfolio and the Small Company Portfolio.

NATIONS FUNDS
 Notes to financial statements (continued)          June 30, 2001 (unaudited)

4. PURCHASES AND SALES OF SECURITIES

The aggregate cost of purchases and proceeds from sales of securities, excluding long-term U.S. government securities and short-term investments, for the six months ended June 30, 2001, were as follows:

PORTFOLIO                                                      PURCHASES            SALES
---------------------------------------------------------------------------------------------
International Opportunities.................................  $17,631,892        $18,155,964
International Value.........................................    4,446,691            245,878
Focused Equities............................................   65,610,679         68,158,694
Small Company...............................................    4,651,302          3,840,737
21st Century................................................    7,628,749          7,729,147
Growth & Income.............................................   40,617,159         36,851,619
Capital Growth..............................................   26,838,555         27,525,721
MidCap Growth...............................................    1,189,624             16,715
Value.......................................................   13,714,871         12,543,020
Asset Allocation............................................   10,286,901          8,302,676
High Yield Bond.............................................    6,991,025          4,513,360

The aggregate cost of purchases and proceeds from sales of long-term U.S. government securities for the six months ended June 30, 2001, were as follows:

PORTFOLIO                                                      PURCHASES           SALES
-------------------------------------------------------------------------------------------
Focused Equities............................................  $5,668,340        $       --
21st Century................................................     162,608                --
Growth & Income.............................................   2,562,973                --
Capital Growth..............................................      52,041           179,216
Value.......................................................          --           123,559
Asset Allocation............................................   5,867,940         6,184,393

NATIONS FUNDS
 Notes to financial statements (continued)          June 30, 2001 (unaudited)

5. FORWARD FOREIGN CURRENCY CONTRACTS

At June 30, 2001, the following Portfolio had forward foreign currency contracts outstanding:

                                                VALUE OF         VALUE OF                      UNREALIZED
                                                CONTRACT         CONTRACT     MARKET VALUE   APPRECIATION/
                                  LOCAL       WHEN OPENED      WHEN OPENED    OF CONTRACT    (DEPRECIATION)
DESCRIPTION                      CURRENCY   (LOCAL CURRENCY)   (US DOLLARS)   (US DOLLARS)    (US DOLLARS)
-----------------------------------------------------------------------------------------------------------
HIGH YIELD BOND:
Contracts to Sell:
Expiring September 26, 2001....     Euro           (212)          $(181)         $(179)            $2
Expiring September 27, 2001....    Pound            (60)            (84)           (84)            --
                                                                                                   --
Total net unrealized
  appreciation.................  Sterling                                                          $2
                                                                                                   --

6. SHARES OF BENEFICIAL INTEREST

At June 30, 2001, an unlimited number of shares of beneficial interest without par value were authorized for the Trust. At June 30, 2001, Hartford Life Insurance Company owned the following percentage of shares outstanding:

PORTFOLIO                                                     % OF SHARES HELD
--------------------------------------------------------------------------------
International Opportunities.................................         5.6%
International Value.........................................        15.1
Small Company...............................................        52.3
Capital Growth..............................................        24.4
MidCap Growth...............................................        74.8
High Yield Bond.............................................        81.7

7. LINES OF CREDIT

The Trust participates with other Nations Funds in an uncommitted line of credit provided by BNY under a line of credit agreement (the "Agreement"). Advances under the Agreement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest on borrowings is payable at a specified Federal Funds rate plus 0.50% on an annualized basis. Each participating Portfolio maintains a ratio of net assets (not including amounts borrowed pursuant to the Agreement) to the aggregate amount of indebtedness pursuant to the Agreement of no less than 4 to 1.

NATIONS FUNDS
 Notes to financial statements (continued)          June 30, 2001 (unaudited)

At June 30, 2001, there were no loans outstanding under this Agreement. For the six months ended June 30, 2001, borrowings by the Portfolios under the Agreement were as follows:

                                                              AVERAGE AMOUNT           AVERAGE
PORTFOLIO                                                       OUTSTANDING         INTEREST RATE
-------------------------------------------------------------------------------------------------
Small Company...............................................      $2,388                 4.43%
Capital Growth..............................................       1,984                 4.91

The average amount outstanding was calculated based on daily balances in the period.

8. SECURITIES LENDING

Under an agreement with BNY, the Portfolios can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash, in an amount at least equal to the market value of the securities loaned. The cash collateral received is invested in Nations Cash Reserves. A portion of the income generated by the investment of the collateral, net of any rebates paid by BNY to borrowers, is remitted to BNY as lending agent, and the remainder is paid to the Portfolio. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred. There would be a potential loss to the Portfolio in the event the Portfolio is delayed or prevented from exercising its right to dispose of the collateral. The Portfolio bears the risk of loss with respect to the investment of collateral.

At June 30, 2001, the following Portfolios had securities on loan:

                                                               MARKET VALUE OF        MARKET VALUE
PORTFOLIO                                                     LOANED SECURITIES       OF COLLATERAL
---------------------------------------------------------------------------------------------------
Focused Equities............................................     $2,624,420            $2,706,600
Small Company...............................................        561,772               571,846
Growth & Income.............................................      1,502,361             1,567,705
Asset Allocation............................................        357,524               365,108
High Yield Bond.............................................        265,009               269,963

NATIONS FUNDS
 Notes to financial statements (continued)          June 30, 2001 (unaudited)

9. CAPITAL LOSS CARRYFORWARD

As of December 31, 2000, the following Portfolios had available for Federal income tax purposes unused capital losses as follows:

                                                           EXPIRING IN    EXPIRING IN    EXPIRING IN
PORTFOLIO                                                      2006           2007           2008
-----------------------------------------------------------------------------------------------------
Focused Equities.........................................    $     --       $     --      $5,660,894
21st Century.............................................      78,483             --         530,720
Growth & Income..........................................          --             --         262,272
Capital Growth...........................................      36,966        221,488         517,770
Value....................................................          --        169,864              --
Asset Allocation.........................................     187,616         74,210              --
High Yield Bond..........................................          --             --         137,275

As of December 31, 2000, the following Portfolios utilized capital losses during the year as follows:

                                                                  CAPITAL
PORTFOLIO                                                     LOSSES UTILIZED
-----------------------------------------------------------------------------
Small Company...............................................     $355,259
Value.......................................................      164,686
Asset Allocation............................................       14,580

Under current tax law, capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year.

For the fiscal year ended December 31, 2000, the following Portfolios have elected to defer losses occurring between November 1, 2000 and December 31, 2000 under these rules, as follows:

                                                                  CAPITAL              CURRENCY
PORTFOLIO                                                     LOSSES DEFERRED       LOSSES DEFERRED
---------------------------------------------------------------------------------------------------
International Opportunities.................................     $ 73,292               $   --
International Value.........................................           --                   86
Capital Growth..............................................      261,288                   --
High Yield Bond.............................................       52,342                2,601

Such deferred losses will be treated as arising on the first day of the fiscal year ending December 31, 2001.

                        [Intentionally left blank page]

 HARTFORD SMALL COMPANY HLS FUND, INC.

 STATEMENT OF NET ASSETS
 JUNE 30, 2001 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------


                                                    MARKET
 SHARES                                              VALUE
---------                                          ---------
COMMON STOCKS -- 92.0%
            APPAREL & TEXTILE -- 0.9%
   *+234    Genesco, Inc. ......................   $   7,872
                                                   ---------
            BANKS -- 1.2%
     436    People's Bank.......................      10,161
                                                   ---------
            BUSINESS SERVICES -- 4.5%
   *+345    Getty Images, Inc. .................       9,059
    *501    I-Many, Inc. .......................       6,757
    *329    Iron Mountain, Inc. ................      14,765
  *1,009    US Oncology, Inc. ..................       8,969
                                                   ---------
                                                      39,550
                                                   ---------
            CHEMICALS -- 0.9%
     437    Wellman, Inc. ......................       7,819
                                                   ---------
            COMMUNICATIONS -- 1.8%
    *352    Lightbridge, Inc. ..................       6,833
   *+992    McLeodUSA, Inc., Class A............       4,555
    *612    NMS Communications Corp. ...........       4,287
                                                   ---------
                                                      15,675
                                                   ---------
            COMPUTERS & OFFICE EQUIPMENT -- 2.5%
    *468    Cirrus Logic, Inc. .................      10,780
    *188    Planar Systems, Inc. ...............       4,877
  *1,442    Western Digital Corp. ..............       5,769
                                                   ---------
                                                      21,426
                                                   ---------
            CONSTRUCTION -- 1.3%
     439    Granite Construction, Inc. .........      11,166
                                                   ---------
            CONSUMER DURABLES -- 2.8%
    *411    Furniture Brands International,
             Inc. ..............................      11,519
     268    Martin Marietta Materials, Inc. ....      13,248
                                                   ---------
                                                      24,767
                                                   ---------
            CONSUMER NON-DURABLES -- 2.9%
  *1,032    Airgas, Inc. .......................      12,284
     373    Callaway Golf Co. ..................       5,893
     138    D & K Healthcare Resources, Inc. ...       5,067
     *82    Priority Healthcare Corp., Class
             B..................................       2,308
                                                   ---------
                                                      25,552
                                                   ---------
            CONSUMER SERVICES -- 2.1%
   *+568    WMS Industries, Inc. ...............      18,276
                                                   ---------
            DRUGS -- 4.7%
    +224    Alpharma, Inc., Class A.............       6,107
    *213    ArQule, Inc. .......................       4,620
    *130    Gilead Sciences, Inc. ..............       7,583
   *+260    ImmunoGen, Inc. ....................       5,192
   *+130    NPS Pharmaceuticals, Inc. ..........       5,243
    *338    Serologicals Corp. .................       7,204
    *+98    Vertex Pharmaceuticals, Inc. .......       4,856
                                                   ---------
                                                      40,805
                                                   ---------
            EDUCATION -- 0.6%
   *+245    Edison Schools, Inc. ...............       5,596
                                                   ---------




                                                    MARKET
 SHARES                                              VALUE
---------                                          ---------
            ELECTRICAL EQUIPMENT -- 1.3%
    *245    Molecular Devices Corp. ............   $   4,913
   *+138    Rudolf Technologies, Inc. ..........       6,495
                                                   ---------
                                                      11,408
                                                   ---------
            ELECTRONICS -- 7.7%
    *998    Aeroflex, Inc. .....................      10,475
   *+368    Emcore Corp. .......................      11,305
    *292    Intersil Holding Corp. .............      10,643
   *+362    Mattson Technology, Inc. ...........       6,320
   *+445    Oak Technology, Inc. ...............       4,714
    *333    Pericom Semiconductor Corp. ........       5,232
    *237    SBS Technologies, Inc. .............       4,478
    *564    Stratos Lightwave, Inc. ............       7,337
     *41    Supertex, Inc. .....................         508
    *166    Vicor Corp. ........................       2,704
    *286    Virata Corp. .......................       3,391
                                                   ---------
                                                      67,107
                                                   ---------
            ENERGY & SERVICES -- 2.2%
     227    Ashland, Inc. ......................       9,083
   *+192    Hanover Compressor Co. .............       6,347
     141    Questar Corp. ......................       3,489
                                                   ---------
                                                      18,919
                                                   ---------
            EXCHANGE TRADED FUNDS -- 1.4%
     198    iShares Russell 2000 Growth Index
             Fund...............................      12,606
                                                   ---------
            FINANCIAL SERVICES -- 3.4%
     304    Federated Investors, Inc., Class
             B..................................       9,792
    *130    Investment Technology Group.........       6,538
     257    Legg Mason, Inc. ...................      12,798
                                                   ---------
                                                      29,128
                                                   ---------
            FOOD, BEVERAGE & TOBACCO -- 0.9%
    *200    Smithfield Foods, Inc. .............       8,056
                                                   ---------
            HEALTH SERVICES -- 6.6%
    *272    Aclara Biosciences, Inc. ...........       2,110
   *+612    Caremark Rx, Inc. ..................      10,059
    *637    Covance, Inc. ......................      14,428
    *449    Magellan Health Services, Inc. .....       5,750
   *+147    Orthodontic Centers of America......       4,457
      *6    Pharmacyclics, Inc. ................         214
    *325    Renal Care Group, Inc. .............      10,699
    *315    Triad Hospitals, Inc. ..............       9,283
                                                   ---------
                                                      57,000
                                                   ---------
            INSURANCE -- 0.8%
   *+398    Health Net, Inc. ...................       6,918
                                                   ---------
            MACHINERY -- 1.9%
    *265    Ultratech Stepper, Inc. ............       6,794
    *137    Varian Medical Systems, Inc. .......       9,773
                                                   ---------
                                                      16,567
                                                   ---------

 HARTFORD SMALL COMPANY HLS FUND, INC.

 JUNE 30, 2001 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------





                                                    MARKET
 SHARES                                              VALUE
---------                                          ---------
COMMON STOCKS -- (CONTINUED)
            MEDIA & ENTERTAINMENT -- 2.7%
    *320    Cox Radio Inc., Class A.............   $   8,906
   *+272    Emmis Broadcast Corp. ..............       8,364
    *511    Entravision Communications Corp. ...       6,279
                                                   ---------
                                                      23,549
                                                   ---------
            MEDICAL INSTRUMENTS & SUPPLIES -- 2.3%
   *+149    Arthrocare Corp. ...................       3,886
     112    Beckman Coulter, Inc. ..............       4,561
    *290    Edwards Life Sciences Corp. ........       7,653
    *254    I-STAT Corp. .......................       3,740
                                                   ---------
                                                      19,840
                                                   ---------
            METALS, MINERALS & MINING -- 2.4%
     426    AK Steel Holding Corp. .............       5,346
    *519    Stillwater Mining Co. ..............      15,181
                                                   ---------
                                                      20,527
                                                   ---------
            REAL ESTATE -- 2.1%
     317    Liberty Property Trust (REIT).......       9,377
    +391    Reckson Associates Realty Corp.
             (REIT).............................       8,988
                                                   ---------
                                                      18,365
                                                   ---------
            RESEARCH & TESTING FACILITIES --0.4%
    *180    Core Laboratories N.V. .............       3,368
                                                   ---------
            RETAIL -- 8.8%
    *850    Barnes & Noble, Inc. ...............      33,436
   *+115    Chang's (P.F.) China Bistro,
             Inc. ..............................       4,366
    *239    Cheesecake Factory, Inc. (The)......       6,764
  *1,042    Hollywood Entertainment Corp. ......       8,813
      16    Pier 1 Imports, Inc. ...............         183
    *374    RARE Hospitality International......       8,446
   *+522    Whole Foods Market, Inc. ...........      14,157
                                                   ---------
                                                      76,165
                                                   ---------
            RUBBER & PLASTICS PRODUCTS -- 2.0%
   *+261    Reebok International Ltd. ..........       8,329
    *373    Vans, Inc...........................       8,758
                                                   ---------
                                                      17,087
                                                   ---------
            SOFTWARE & SERVICES -- 7.0%
   *+112    Affiliated Computer Services, Inc.,
             Class A............................       8,044
    *185    Cognex Corp. .......................       6,259
   *+472    E*TRADE Group, Inc. ................       3,042
    *350    GTECH Holdings Corp. ...............      12,412
    *121    Intranet Solutions, Inc. ...........       4,612
     *77    Manhattan Associates, Inc. .........       3,053
    *137    NetIQ Corp. ........................       4,291
   *+140    Optimal Robotics Corp. .............       5,328
   *+518    SeeBeyond Technology Corp. .........       6,212
   *+218    Serena Software.....................       7,908
                                                   ---------
                                                      61,161
                                                   ---------

                                                     MARKET
 SHARES                                              VALUE
---------                                          ---------
            TRANSPORTATION -- 10.4%
    *205    Arkansas Best Corp. ................   $   4,716
    *308    Atlantic Coast Airlines Holdings....       9,222
    *373    Atlas Air, Inc. ....................       5,277
    *376    BE Aerospace, Inc. .................       7,163
    *247    Doncasters PLC, ADR.................       6,772
    *914    easyJet PLC.........................       5,564
   *@241    easyJet PLC.........................       1,475
    *473    Frontier Airlines, Inc. ............       5,796
    *259    Raynair Holdings PLC, ADR...........      13,460
     456    Skywest, Inc. ......................      12,756
   *+934    Swift Transportation Co., Inc. .....      17,993
                                                   ---------
                                                      90,194
                                                   ---------
            UTILITIES -- 1.5%
      34    National Fuel Gas Co. ..............       1,757
   *+190    Waste Connections, Inc. ............       6,840
     163    WGL Holdings, Inc. .................       4,424
                                                   ---------
                                                      13,021
                                                   ---------
            Total common stocks.................     799,651
                                                   =========


PRINCIPAL
 AMOUNT
---------
SHORT-TERM SECURITIES -- 7.0%
            REPURCHASE AGREEMENT -- 6.8%
 $58,946    Joint Repurchase Agreement
             (See Note 2(d))
             3.942% due 07/02/01................      58,946
            U.S. TREASURY BILLS -- 0.2%
   2,000    3.499% due 09/13/01.................   $   1,986
                                                   ---------
            Total short-term securities.........   $  60,932
                                                   =========

DIVERSIFICATION OF NET ASSETS:
Total common stocks (cost $755,461)....    92.0%  $ 799,651
Total short-term securities (cost
  $60,932).............................     7.0      60,932
                                          -----   ---------
Total investment in securities (total
  cost $816,393).......................    99.0     860,583
Cash, receivables and other assets.....     4.0      34,467
Securities lending collateral (See Note
  2(i))................................    16.4     142,822
Payable for securities purchased.......    (3.0)    (25,848)
Payable for Fund shares redeemed.......    (0.0)       (248)
Securities lending collateral payable
  to brokers (See Note 2(i))...........   (16.4)   (142,822)
Other liabilities......................    (0.0)        (47)
                                          -----   ---------
Net assets.............................   100.0%  $ 868,907
                                          =====   =========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.
                                       MF-2

-------------------------------------------------------------------------------



                                                  MARKET
                                                   VALUE
                                                 ---------
SUMMARY OF SHAREHOLDERS' EQUITY:
Capital stock, par value 0.10 per share;
  1,500,000 shares authorized; 623,265 shares
  outstanding.................................   $  62,327
Capital surplus...............................     950,411
Accumulated undistributed net investment
  income......................................         367
Distribution in excess of net realized gain on
  investments.................................    (188,634)
Unrealized appreciation of investments........      44,190
Unrealized appreciation of futures contracts
  ++..........................................         246
                                                 ---------
Net assets....................................   $ 868,907
                                                 =========


Class IA
  Net asset value per share ($816,668 / 585,666
    shares outstanding) (1,125,000 shares
    authorized)....................................   $1.39
                                                     ======
Class IB
  Net asset value per share ($52,239 / 37,599
    shares outstanding) (375,000 shares
    authorized)....................................   $1.39
                                                     ======

 * Non-income producing during the period.

 @ Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2001, the market value of these securities amounted to $1,475 or 0.2% of net assets.

 + All or a portion of this security was on loan as of June 30, 2001 (See Note
   2(i)).

++ The Fund had 70 Russell 2000 September 2001 futures contracts open as of June
   30, 2001. These contracts had a value of $18,046 as of June 30, 2001 and were collateralized by U.S. Treasury Bills with a market value of $1,986. (Number of contracts not in $000's)

 HARTFORD CAPITAL APPRECIATION HLS FUND, INC.

 STATEMENT OF NET ASSETS
 JUNE 30, 2001 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------


                                                    MARKET
 SHARES                                             VALUE
---------                                         ----------
COMMON STOCKS -- 88.6%
            BANKS -- 2.8%
   1,600    Bank of America Corp. .............   $   96,048
   2,099    Morgan (J.P.) Chase & Co., Inc. ...       93,620
   2,471    Washington Mutual, Inc. ...........       92,767
                                                  ----------
                                                     282,435
                                                  ----------
            BUSINESS SERVICES -- 2.3%
  *3,000    KPMG Consulting, Inc. .............       46,050
    +700    Lamar Advertising Co., Class A.....       30,800
   3,212    Manpower, Inc. ....................       96,033
 *+2,100    United Rentals (North America),....       54,495
                                                  ----------
                                                     227,378
                                                  ----------
            COMMUNICATIONS -- 7.9%
   9,267    AT&T Corp. ........................      203,881
   1,440    Broadwing, Inc. ...................       35,208
   *+824    Echostar Communications Corp., A
             Shares............................       26,701
 *+2,400    Exodus Communications, Inc. .......        4,944
   3,201    Motorola, Inc. ....................       53,010
 *+5,787    NTL, Inc. .........................       69,727
  *1,260    Openwave Systems, Inc. ............       43,729
  *2,200    QUALCOMM, Inc. ....................      128,656
 *+1,481    Sonus Networks, Inc. ..............       34,589
 *12,309    WorldCom, Inc. ....................      174,792
    +492    WorldCom, Inc. -- MCI Group........        7,927
                                                  ----------
                                                     783,164
                                                  ----------
            COMPUTERS & OFFICE EQUIPMENT --3.1%
  *3,800    Cisco Systems, Inc. ...............       69,160
   *+595    Maxtor Corp. ......................        3,124
   1,400    Minnesota Mining & Manufacturing
             Co. ..............................      159,740
 *+2,500    Solectron Corp. ...................       45,750
  +1,517    Symbol Technologies, Inc. .........       33,682
                                                  ----------
                                                     311,456
                                                  ----------
            CONSUMER DURABLES -- 0.9%
  +2,212    Grainger (W.W.), Inc. .............       91,054
                                                  ----------
            CONSUMER NON-DURABLES -- 2.4%
   2,848    McKesson HBOC, Inc. ...............      105,729
 *+6,000    Smurfit-Stone Container Corp. .....       97,200
     692    Tyco International Ltd. ...........       37,687
                                                  ----------
                                                     240,616
                                                  ----------
            DRUGS -- 3.9%
 *+2,000    Gilead Sciences, Inc. .............      116,380
  *4,221    Immunex Corp. .....................       74,919
   2,609    Pharmacia Corp. ...................      119,870
   1,300    Teva Pharmaceutical Industries
             Ltd., ADR.........................       80,990
                                                  ----------
                                                     392,159
                                                  ----------
            ELECTRICAL EQUIPMENT -- 1.4%
 *+1,500    Credence Systems Corp. ............       36,360
    *935    Ionics, Inc. ......................       29,449



                                                    MARKET
 SHARES                                             VALUE
---------                                         ----------
            ELECTRICAL EQUIPMENT -- (CONTINUED)
     133    Millipore Corp. ...................   $    8,268
  *2,800    Thermo Electron Corp. .............       61,656
                                                  ----------
                                                     135,733
                                                  ----------
            ELECTRONICS -- 5.0%
 *11,000    Agere Systems, Inc. ...............       82,500
 *+3,886    Flextronics International Ltd. ....      101,461
     824    Samsung Electronics................      121,644
   2,150    Sony Corp. ........................      141,348
  *2,087    UCAR International, Inc. ..........       24,935
  *1,150    Vishay Intertechnology, Inc. ......       26,450
                                                  ----------
                                                     498,338
                                                  ----------
            ENERGY & SERVICES -- 4.1%
  *2,901    Canadian Natural Resources Ltd. ...       85,745
  *3,000    Rowan Cos., Inc. ..................       66,300
  +7,606    Sasol Ltd., ADR....................       68,986
     193    Suncor Energy, Inc. ...............        4,960
     417    Transocean Sedco Forex, Inc. ......       17,196
  +3,300    Valero Energy Corp. ...............      121,374
  *3,076    XTO Energy, Inc. ..................       44,133
                                                  ----------
                                                     408,694
                                                  ----------
            FINANCIAL SERVICES -- 3.0%
   2,120    American General Finance Corp. ....       98,493
   1,500    Citigroup, Inc. ...................       79,260
   1,000    Legg Mason, Inc. ..................       49,760
     631    Orix Corp. ........................       61,352
  *1,400    Pinnacle Holdings, Inc. ...........        8,414
                                                  ----------
                                                     297,279
                                                  ----------
            FOOD, BEVERAGE & TOBACCO -- 2.6%
   3,364    Archer-Daniels-Midland Co. ........       43,728
  *1,500    Coach, Inc. .......................       57,075
   2,756    Philip Morris Cos., Inc. ..........      139,872
     810    Sara Lee Corp. ....................       15,334
                                                  ----------
                                                     256,009
                                                  ----------
            HEALTH SERVICES -- 1.4%
   1,000    HCA -- The Healthcare Co. .........       45,190
  *2,976    Lincare Holdings, Inc. ............       89,310
                                                  ----------
                                                     134,500
                                                  ----------
            INSURANCE -- 3.3%
   6,000    Ace Ltd. ..........................      234,540
   1,650    MBIA, Inc. ........................       91,872
                                                  ----------
                                                     326,412
                                                  ----------
            MACHINERY -- 1.3%
   2,145    Ingersoll-Rand Co. ................       88,366
 *+2,000    Terex Corp. .......................       42,400
                                                  ----------
                                                     130,766
                                                  ----------
            MEDIA & ENTERTAINMENT -- 6.6%
 *12,045    AT&T -- Liberty Media Group, Class
             A.................................      210,665
  *2,000    Clear Channel Communications.......      125,400
  *3,700    Comcast Corp., Class A.............      160,580

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.
                                       MF-4

--------------------------------------------------------------------------------



                                                    MARKET
 SHARES                                             VALUE
---------                                         ----------
COMMON STOCKS -- (CONTINUED)
            MEDIA &
             ENTERTAINMENT -- (CONTINUED)
 7/8+539    Knight-Ridder, Inc. ...............   $   31,986
 *+3,000    Six Flags, Inc. ...................       63,120
  *2,457    USA Networks, Inc. ................       69,260
                                                  ----------
                                                     661,011
                                                  ----------
            MEDICAL INSTRUMENTS & SUPPLIES -- 1.8%
   5,000    Becton, Dickinson & Co. ...........      178,950
                                                  ----------
            METALS, MINERALS & MINING -- 5.7%
   3,800    Alcoa, Inc. .......................      149,720
   2,250    Engelhard Corp. ...................       58,028
   1,923    Lockheed Martin Corp. .............       71,229
   1,153    OAO LUKoil Holdings ADR............       58,494
  +3,800    Petroleo Brasileiro S.A., ADR......       98,800
   3,602    Precision Castparts Corp. .........      134,783
                                                  ----------
                                                     571,054
                                                  ----------
            REAL ESTATE -- 1.1%
   1,000    Boston Properties, Inc. (REIT).....       40,900
  *3,439    Security Capital Group, Inc.,
             Class.............................       73,589
                                                  ----------
                                                     114,489
                                                  ----------
            RESEARCH & TESTING
             FACILITIES -- 0.5%
  *1,400    Regeneron Pharmaceuticals, Inc. ...       48,510
                                                  ----------
            RETAIL -- 3.6%
  *1,875    Cheesecake Factory, Inc. (The).....       53,063
   3,300    Dollar General Corp. ..............       64,350
   5,110    Limited, Inc. (The)................       84,409
  *9,500    Staples, Inc. .....................      151,905
                                                  ----------
                                                     353,727
                                                  ----------
            RUBBER & PLASTICS PRODUCTS -- 0.6%
   1,364    NIKE, Inc., Class B................       57,279
                                                  ----------
            SOFTWARE & SERVICES -- 9.8%
  *5,000    AOL Time Warner, Inc. .............      265,000
  *1,476    Avant! Corp. ......................       19,636
  *1,660    Cognex Corp. ......................       56,191
    *433    Computer Sciences Corp. ...........       14,989
     856    First Data Corp. ..................       54,979
  *4,900    i2 Technologies, Inc. .............       97,020
  *2,435    Intuit, Inc. ......................       97,376
  *1,000    Microsoft Corp. ...................       73,000
 *+3,000    Peregrine Systems, Inc. ...........       87,000
 *+3,000    Rational Software Corp. ...........       84,150
 *+1,500    VeriSign, Inc. ....................       90,015
 *+4,000    Vignette Corp. ....................       35,480
                                                  ----------
                                                     974,836
                                                  ----------
            TRANSPORTATION -- 8.6%
  *4,632    AMR Corp. .........................      167,358
   4,000    CSX Corp. .........................      144,960
   3,451    Delphi Automotive Systems Corp. ...       54,970
   4,400    Northrop Grumman Corp. ............      352,439
  +1,661    Royal Carrribean Cruises Ltd. .....       36,718



                                                    MARKET
 SHARES                                             VALUE
---------                                         ----------
            TRANSPORTATION -- (CONTINUED)
   1,200    USFreightways Corp. ...............   $   35,400
   2,717    Werner Enterprises, Inc. ..........       65,887
                                                  ----------
                                                     857,732
                                                  ----------
            UTILITIES -- 4.9%
  *6,000    Calpine Corp. .....................      226,800
  +3,800    CMS Energy Corp. ..................      105,830
   5,000    Waste Management, Inc. ............      154,100
                                                  ----------
                                                     486,730
                                                  ----------
            Total common stocks................   $8,820,311
                                                  ==========
CONVERTIBLE PREFERRED STOCKS -- 0.5%
            AEROSPACE & DEFENSE -- 0.5%
   1,010    Raytheon Co. ......................   $   49,606
                                                  ----------
            Total convertible preferred
             stocks............................   $   49,606
                                                  ==========


PRINCIPAL
 AMOUNT
---------
     7/8
CORPORATE NOTES + -- 0.0%
            UTILITIES -- 0.0%
$  5,000    Winstar Communications, Inc. (Ca)
             12.75% due 04/15/10...............   $       50
                                                  ----------
            Total corporate notes..............   $       50
                                                  ==========
SHORT-TERM SECURITIES -- 9.8%
            REPURCHASE AGREEMENT -- 9.8%
$973,704    Joint Repurchase Agreement (See
             Note 2(d))
            3.942% due 07/02/01................   $  973,704
                                                  ----------
            Total short-term securities........   $  973,704
                                                  ==========

DIVERSIFICATION OF NET ASSETS:
Total common stocks (cost
  $8,285,660).........................    88.6%  $8,820,311
Total convertible preferred stocks
  (cost $51,311)......................     0.5       49,606
Total corporate notes (cost $1,201)...     0.0           50
Total short-term securities (cost
  $973,704)...........................     9.8      973,704
                                         -----   ----------
Total investment in securities (total
  cost $9,311,876)....................    98.9    9,843,671
Cash, receivables and other assets....     1.7      175,698
Securities lending collateral
  (See Note 2(i)).....................     4.4      439,674
Payable for securities purchased......    (0.6)     (55,654)
Payable for Fund shares redeemed......    (0.0)      (2,638)
Securities lending collateral payable
  to brokers (See Note 2(i))..........    (4.4)    (439,674)
Other liabilities.....................    (0.0)        (403)
                                         -----   ----------
Net assets............................   100.0%  $9,960,674
                                         =====   ==========

 HARTFORD CAPITAL APPRECIATION HLS FUND, INC.

 JUNE 30, 2001 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------



                                                   MARKET
                                                   VALUE
                                                 ----------
SUMMARY OF SHAREHOLDERS' EQUITY:
Capital stock, par value 0.10 per share;
  3,000,000 shares authorized; 2,282,976
  shares outstanding..........................   $  228,298
Capital surplus...............................    9,111,335
Accumulated undistributed net investment
  income......................................       28,477
Accumulated undistributed net realized gain on
  investments.................................       60,863
Unrealized appreciation of investments........      531,795
Unrealized appreciation of forward foreign
  currency contracts (See Note 2(g))!.........           20
Unrealized depreciation of other assets and
  liabilities in foreign currencies...........         (114)
                                                 ----------
Net assets....................................   $9,960,674
                                                 ==========

                                                     MARKET
                                                     VALUE

Class IA
  Net asset value per share ($9,685,066 / 2,219,689
    shares outstanding) (2,250,000 shares
    authorized)....................................  $4.36
                                                     =====
Class IB
  Net asset value per share ($275,608 / 63,287
    shares outstanding) (750,000 shares
    authorized)....................................  $4.35
                                                     =====

* Non-income producing during the period.

++ All or a portion of this security was on loan as of June 30, 2001 (See Note
   2(i)).

+ The ratings associated with the corresponding bond holdings were obtained from Moody's as of June 30, 2001, unless another source is noted for a particular security.

       ooFORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING AT JUNE 30, 2001



                                                                                                               UNREALIZED
                                                                     CONTRACT            DELIVERY             APPRECIATION
                DESCRIPTION                  MARKET VALUE             AMOUNT               DATE              (DEPRECIATION)
-------------------------------------------  ------------            --------            --------            --------------
Japanese Yen (Sell)                            $ 6,864                 6,896             07/02/01                 $ 32
Japanese Yen (Sell)                             11,366                11,354             07/03/01                  (12)
                                                                                                                  ----
                                                                                                                  $ 20
                                                                                                                  ====

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.
                                       MF-6

 HARTFORD INTERNATIONAL OPPORTUNITIES HLS FUND, INC.

 STATEMENT OF ASSETS AND LIABILITIES
 JUNE 30, 2001 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------


                                                   MARKET
 SHARES                                            VALUE
---------                                        ----------
COMMON STOCKS -- 93.5%
            AUSTRALIA -- 0.8%
    1,043   Australia & New Zealand Banking
             Group (Banks)....................   $    8,956
                                                 ----------
            BELGIUM -- 0.5%
      156   KBC Bancassurance Holding N.V.
             (Banks)..........................        5,543
                                                 ----------
            BRAZIL -- 0.2%
       53   Embraer -- Empresa Brasileira de
             Aeronautica S.A., ADR (Aerospace
             & Defense).......................        2,054
                                                 ----------
            CANADA -- 1.0%
      497   Abitibi-Consolidated, Inc. (Forest
             & Paper Products)................        3,795
      172   Alcan, Inc. (Metals, Minerals &
             Mining)..........................        7,222
                                                 ----------
                                                     11,017
                                                 ----------
            CHINA -- 0.6%
   *1,349   China Mobile (Hong Kong) Ltd.
             (Communications).................        7,123
                                                 ----------
            FINLAND -- 3.4%
      317   Nokia Corp., ADR
             (Communications).................        6,976
      525   Nokia Oyj (Communications)........       11,898
    1,594   Sonera Oyj (Communications).......       12,431
      252   UPM-Kymmene Group (Forest & Paper
             Products)........................        7,133
                                                 ----------
                                                     38,438
                                                 ----------
            FRANCE -- 14.1%
     *+74   Atos Origin S.A. (Software &
             Services)........................        5,354
     +456   AXA (Financial Services)..........       12,990
     +179   Banque National de Paris (BNP)
             (Banks)..........................       15,587
     +289   Carrefour S.A. (Retail)...........       15,296
      222   CNP Assurances (Insurance)........        7,483
      +59   France Telecom S.A.
             (Communications).................        2,812
     +111   France Telecom S.A., ADR
             (Communications).................        5,342
     +101   L'Oreal (Consumer Non-Durables)...        6,520
      *39   Orange S.A. (Communications)......          315
 *@+1,009   Orange S.A. (Communications)......        8,204
      257   Pechiney S.A., A Shares (Metals,
             Minerals & Mining)...............       13,029
      132   Rhone-Poulenc, A Shares
             (Chemicals)......................       10,577
     +211   Suez Lyonnaise des Eaux S.A.
             (Energy & Services)..............        6,788
     +148   Total Fina S.A., B Shares (Energy
             & Services)......................       20,700



                                                   MARKET
 SHARES                                            VALUE
---------                                        ----------
     +119   Vivendi Environnement
             (Transportation).................   $    5,025
      426   Vivendi Universal S.A. (Media &
             Entertainment)...................       24,847
                                                 ----------
                                                    160,869
                                                 ----------
            GERMANY -- 4.4%
     +216   Adidas AG (Apparel & Textile).....       13,119
     +312   Deutsche Telekom AG
             (Communications).................        7,051
     +285   Deutsche Telekom AG, ADR
             (Communications).................        6,389
     +380   RWE AG (Utilities)................       15,067
     +252   SAP AG (Software & Services)......        8,829
                                                 ----------
                                                     50,455
                                                 ----------
            HONG KONG -- 1.9%
      592   Cheung Kong (Holdings) Ltd. (Real
             Estate)..........................        6,452
   +4,687   New World Development Ltd. (Real
             Estate)..........................        5,709
      580   Sino Land Co., Ltd. (Real
             Estate)..........................          242
      959   Sun Hung Kai Properties (Real
             Estate)..........................        8,638
                                                 ----------
                                                     21,041
                                                 ----------
            IRELAND -- 2.2%
      995   Allied Irish Banks PLC (Banks)....       11,242
      298   CRH PLC (Construction)............        5,047
     *500   Rynair Holdings PLC
             (Transportation).................        5,175
    2,130   Smurfit (Jefferson) Group PLC
             (Consumer Durables)..............        3,931
                                                 ----------
                                                     25,395
                                                 ----------
            ITALY -- 2.9%
     +669   Alleanza Assicurazioni
             (Insurance)......................        7,059
   +3,028   Banca Monte Dei Paschi (Banks)....        9,434
   +3,533   Olivetti S.p.A.
             (Communications).................        6,250
   +1,646   Pirelli S.p.A. (Transportation)...        4,584
   +1,210   Telecom Italia Mobile S.p.A.
             (Communications).................        6,167
                                                 ----------
                                                     33,494
                                                 ----------
            JAPAN -- 14.3%
      476   Banyu Pharmaceutical Co.
             (Drugs)..........................        8,721
     +150   Canon, Inc. (Computers & Office
             Equipment).......................        6,062
      226   Fuji Photo Film Co., Ltd.
             (Consumer Non-Durables)..........        9,749
      192   Hoya Corp. (Medical Instruments &
             Supplies)........................       12,162
      +47   Itochu Techno-Science Corp.
             (Software & Services)............        5,363
        1   Japan Tobacco, Inc. (Food,
             Beverage & Tobacco)..............        8,758
      128   Kyocera Corp. (Electronics).......       11,307
      737   NEC Corp. (Electronics)...........        9,957
    1,443   Nikko Securities Co., Ltd. (The)
             (Financial Services).............       11,559

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.
                                       MF-7

 HARTFORD INTERNATIONAL OPPORTUNITIES HLS FUND, INC.

 JUNE 30, 2001 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------



                                                   MARKET
 SHARES                                            VALUE
---------                                        ----------
COMMON STOCKS -- (CONTINUED)
            JAPAN -- (CONTINUED)
        1   Nippon Telegraph & Telephone Corp.
             (Communications).................   $    6,906
       #0   NTT DoCoMo, Inc. (Media &
             Entertainment)...................        6,751
     +200   Promise Co., Ltd. (Financial
             Services)........................       16,461
      933   Sapporo Breweries Ltd. (Food,
             Beverage & Tobacco)..............        2,992
      457   Sharp Corp. (Electronics).........        6,229
      216   Sony Corp. (Electronics)..........       14,189
      776   Tokyo Style Co., Ltd. (Apparel &
             Textile).........................        8,649
      306   Toyota Motor Corp.
             (Transportation).................       10,771
     +279   Yamato Transport Co., Ltd.
             (Transportation).................        5,850
                                                 ----------
                                                    162,436
                                                 ----------
            MEXICO -- 0.5%
      135   Grupo Televisa S.A. (Media &
             Entertainment)...................        5,401
                                                 ----------
            NETHERLANDS -- 8.5%
      526   Aegon N.V. (Insurance)............       14,792
      283   Akzo Nobel N.V. (Chemicals).......       11,975
      244   Fortis Netherlands N.V. (Financial
             Services)........................        5,944
      161   Heineken N.V. (Food, Beverage &
             Tobacco).........................        6,502
      430   Philips Electronics N.V.
             (Communications).................       11,392
     +264   Royal Dutch Petroleum Co. (Energy
             & Services)......................       15,170
       82   Royal Dutch Petroleum Co., NY
             Shares (Energy & Services).......        4,772
       79   Schlumberger Ltd. (Energy &
             Services)........................        4,159
      418   TNT Post Group N.V. (Consumer
             Services)........................        8,712
       32   Unilever N.V., CVA (Consumer Non-
             Durables)........................        1,912
      183   Unilever N.V., NY Shares (Consumer
             Non-Durables)....................       10,877
                                                 ----------
                                                     96,207
                                                 ----------
            RUSSIA -- 0.1%
       26   LUKoil Holdings ADR (Energy &
             Services)........................        1,309
                                                 ----------
            SOUTH KOREA -- 2.7%
    *@263   Hynix Semiconductor, Inc., GDR
             (Electronics)....................        2,831
      412   Korea Telecom Corp., ADR
             (Communications).................        9,047
       73   PoHang Iron & Steel Co., Ltd.
             (Metals, Minerals & Mining)......        5,849
       91   Samsung Electronics
             (Electronics)....................       13,441
                                                 ----------
                                                     31,168
                                                 ----------



                                                   MARKET
 SHARES                                            VALUE
---------                                        ----------
            SPAIN -- 2.8%
     +376   Banco Popular Espanol S.A.
             (Banks)..........................   $   13,159
     +668   Iberdrola S.A. (Utilities)........        8,567
     *@37   Industria de Diseno Textil S.A.
             (Apparel & Textile)..............          588
    *+356   Industria de Diseno Textil S.A.
             (Apparel & Textile)..............        5,676
      +93   Telefonica S.A., ADR
             (Communications).................        3,480
                                                 ----------
                                                     31,470
                                                 ----------
            SWEDEN -- 3.9%
      391   Electrolux AB, B Shares (Consumer
             Durables)........................        5,405
      864   Gambro AB, A Shares (Medical
             Instruments & Supplies)..........        5,280
     +531   Gambro AB, B Shares (Medical
             Instruments & Supplies)..........        3,218
     +460   Hennes & Mauritz AB, B Shares
             (Retail).........................        7,878
    1,153   Skandinaviska Enskilda, A Shares
             (Financial Services).............       10,967
     *715   Sparbanken Sverige AB, A Shares
             (Banks)..........................        8,275
     +589   Telefonaktiebolaget LM Ericcson
             AB, B Shares, ADR
             (Communications).................        3,222
                                                 ----------
                                                     44,245
                                                 ----------
            SWITZERLAND -- 4.1%
      111   Nestle S.A. (Food, Beverage &
             Tobacco).........................       23,547
      234   Novartis AG (Drugs)...............        8,469
      105   Roche Holdings AG (Drugs).........        7,565
        8   Serono S.A., Class B (Health
             Services)........................        7,582
                                                 ----------
                                                     47,163
                                                 ----------
            TAIWAN -- 1.9%
       51   Chinatrust Commercian Bank
             (Banks)..........................           36
    2,708   Compal Electronics, Inc.
             (Computers & Office Equipment)...        2,910
   *4,117   Tawain Semiconductor Manufacturing
             Co., Ltd. (Electronics) .........        7,654
   *5,503   United Microelectronics Corp.
             (Electronics)....................        7,305
    *+404   United Microelectronics Corp., ADR
             (Electronics)....................        3,591
                                                 ----------
                                                     21,496
                                                 ----------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.
                                       MF-8

--------------------------------------------------------------------------------

                                                   MARKET
 SHARES                                            VALUE
---------                                        ----------
COMMON STOCKS -- (CONTINUED)
            UNITED KINGDOM -- 22.7%
      634   AstraZeneca Group PLC (Drugs).....   $   29,470
      510   BAA PLC (Transportation)..........        4,734
      820   BAE Systems PLC (Aerospace &
             Defense).........................        3,924
      530   Barclays PLC (Financial
             Services)........................       16,229
      646   Billiton PLC (Metals, Minerals &
             Mining)..........................        3,192
      248   BP Amoco PLC (Energy &............        2,037
      220   BP Amoco PLC, ADR (Energy &
             Services)........................       10,957
    1,984   British Airways PLC
             (Transportation).................        9,570
      564   British Sky Broadcasting (Media &
             Entertainment)...................        5,437
   *1,113   British Telecommunications PLC
             (Communications).................        6,990
   *1,861   COLT Telecom Group PLC
             (Communications).................       12,876
       61   GlaxoSmithKline PLC (Drugs).......        1,697
     +151   GlaxoSmithKline PLC, ADR..........        8,487
    1,966   Granada PLC (Media &
             Entertainment)...................        4,099
    1,663   Imperial Chemical Industries PLC
             (Chemicals)......................        9,769
    2,495   Lattice Group PLC
             (Transportation).................        5,544
    2,151   Lloyds TSB Group PLC
             (Insurance)......................       21,461
    2,785   Marks & Spencer PLC (Retail)......       10,124
      506   Prudential Corp. PLC
             (Insurance)......................        6,109
      791   Reckitt & Benckiser PLC (Consumer
             Non-Durables)....................       11,389
    2,104   Reed International PLC (Media &
             Entertainment)...................       18,641
    4,172   Rentokil Initial PLC (Business
             Services)........................       14,169
      180   Rio Tinto PLC (Metals, Minerals &
             Mining)..........................        3,192
      509   Royal Bank of Scotland Group PLC
             (Banks)..........................       11,223
    1,345   Smith & Nephew PLC (Medical
             Instruments & Supplies)..........        6,960
      535   Standard Chartered PLC (Financial
             Services)........................        6,896
    5,954   Vodafone AirTouch PLC
             (Communications).................       13,147
                                                 ----------
                                                    258,323
                                                 ----------
            Total common stocks (cost
              $1,149,570).....................   $1,063,603
                                                 ==========


PRINCIPAL                                          MARKET
 AMOUNT                                            VALUE
---------                                        ----------
SHORT-TERM SECURITIES -- 3.0%
            REPURCHASE AGREEMENT -- 3.0%
$  34,655   Joint Repurchase Agreement (See
             Note 2(d)) 3.942% due 07/02/01...   $   34,655
                                                 ----------
            Total short-term securities (cost
              $34,655)........................   $   34,655
                                                 ==========

STATEMENT OF ASSETS AND LIABILITIES:
ASSETS
Investment in securities, net of securities
  loaned......................................   $  960,416
Investment in securities loaned (See Note
  2(i)).......................................      137,842
                                                 ----------
Total investment in securities, at value
  (total cost $1,184,225) -- see accompanying
  portfolio...................................    1,098,258
Receivable for securities sold................       13,127
Receivable for Fund shares sold...............       70,283
Receivable for dividends and interest.........       11,987
Security lending collateral (See Note 2(i))...      144,885
Cash and other assets.........................       26,602
                                                 ----------
Total assets..................................    1,365,142
                                                 ----------
LIABILITIES
Payable for securities purchased..............       40,807
Payable for Fund shares sold..................       40,437
Security lending collateral payable to brokers
  (See Note 2(i)).............................      144,885
Other liabilities.............................        1,967
                                                 ----------
Total liabilities.............................      228,096
                                                 ----------
Net assets....................................   $1,137,046
                                                 ==========

 HARTFORD INTERNATIONAL OPPORTUNITIES HLS FUND, INC.

 JUNE 30, 2001 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------


                                                   MARKET
                                                   VALUE
                                                 ----------
SUMMARY OF SHAREHOLDERS' EQUITY:
Capital stock, par value 0.10 per share;
  2,500,000 shares authorized; 1,127,445
  shares outstanding..........................   $  112,745
Capital surplus...............................    1,241,953
Accumulated undistributed net investment
  income......................................       10,527
Distribution in excess of net realized gain on
  investments.................................     (141,148)
Unrealized depreciation of investments........      (85,967)
Unrealized appreciation of forward foreign
  currency contracts (See Note 2(g))!.........          538
Unrealized depreciation of other assets and
  liabilities in foreign currencies...........       (1,602)
                                                 ----------
Net assets....................................   $1,137,046
                                                 ==========
Class IA
  Net asset value per share
    ($1,108,756 / 1,099,366 shares
    outstanding) (1,875,000 shares
    authorized)...............................        $1.01
                                                      -----
                                                      -----
Class IB
  Net asset value per share ($28,290 / 28,079
    shares outstanding) (625,000 shares
    authorized)...............................        $1.01
                                                      -----
                                                      -----



                                                   MARKET
                                                   VALUE
                                                 ----------
DIVERSIFICATION BY INDUSTRY:
Aerospace & Defense....................   0.5%   $    5,978
Apparel & Textile......................   2.5        28,032
Banks..................................   7.3        83,455
Business Services......................   1.2        14,169
Chemicals..............................   2.8        32,321
Communications.........................  13.0       148,018
Computers & Office Equipment...........   0.8         8,972
Construction...........................   0.4         5,047
Consumer Durables......................   0.8         9,336
Consumer Non-Durables..................   3.6        40,447
Consumer Services......................   0.8         8,712
Drugs..................................   5.7        64,409
Electronics............................   6.7        76,504
Energy & Services......................   5.8        65,892
Financial Services.....................   6.0        68,056
Food, Beverage & Tobacco...............   3.7        41,799
Forest & Paper Products................   1.0        10,928
Health Services........................   0.7         7,582
Insurance..............................   6.1        69,894
Media & Entertainment..................   5.7        65,176
Medical Instruments & Supplies.........   2.4        27,620
Metals, Minerals & Mining..............   2.9        32,484
Real Estate............................   1.9        21,041
Retail.................................   2.9        33,298
Software & Services....................   1.7        19,546
Transportation.........................   4.5        51,253
Utilities..............................   2.1        23,634
                                         ----    ----------
         Total common stocks...........  93.5%   $1,063,603
                                         ====    ==========

 * Non-income producing during the period.

@ Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2001, the market value of these securities amounted to $11,623 or 1.0% of net assets.

+ All or a portion of this security was on loan as of June 30, 2001 (See Note
  2(i)).

# Due to the presentation of the financial statements in thousands, the number of shares round to zero.

       ooFORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING AT JUNE 30, 2001



                                                                                                                 UNREALIZED
                                                                 CONTRACT               DELIVERY                APPRECIATION
             DESCRIPTION                MARKET VALUE              AMOUNT                  DATE                 (DEPRECIATION)
--------------------------------------  ------------            ----------            -------------            --------------
Euro (Buy)                                 $  634                 $  645                07/02/01                    $(11)
Euro (Buy)                                  1,178                  1,181                07/03/01                      (3)
Euro (Sell)                                 4,136                  4,123                07/03/01                     (13)
Hong Kong Dollar (Sell)                       501                    501                07/03/01                      --
Hong Kong Dollar (Sell)                       882                    882                07/05/01                      --
Japanese Yen (Buy)                          3,196                  3,210                07/02/01                     (14)
Japanese Yen (Buy)                          1,865                  1,870                07/03/01                      (5)
Japanese Yen (Sell)                           815                    814                07/03/01                      (1)
Japanese Yen (Sell)                         5,721                  5,838                07/19/01                     117
Japanese Yen (Sell)                         5,721                  5,886                07/19/01                     165
Japanese Yen (Sell)                         7,629                  7,932                07/19/01                     303
                                                                                                                    ----
                                                                                                                    $538
                                                                                                                    ====

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.
                                      MF-10

 HARTFORD STOCK HLS FUND, INC.

 STATEMENT OF NET ASSETS
 JUNE 30, 2001 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------



                                                    MARKET
 SHARES                                             VALUE
---------                                         ----------
COMMON STOCKS -- 99.4%
            AEROSPACE & DEFENSE -- 0.5%
  *2,378    General Motors, Class H............   $   48,161
                                                  ----------
            BANKS -- 6.7%
   2,000    Bank One Corp. ....................       71,600
   2,196    Fleet Boston Financial Corp. ......       86,640
   3,923    Morgan (J.P.) Chase & Co., Inc. ...      174,975
   3,618    State Street Corp. ................      179,065
   3,430    U.S. Bankcorp......................       78,170
                                                  ----------
                                                     590,450
                                                  ----------
            CHEMICALS -- 1.4%
   3,656    Dow Chemical Co. (The).............      121,545
                                                  ----------
            COMMUNICATIONS -- 5.5%
    *890    CIENA Corp. .......................       33,820
     900    Motorola, Inc. ....................       14,904
     450    Qwest Communications
             International.....................       14,342
   3,653    SBC Communications, Inc. ..........      146,324
  *2,417    Tellabs, Inc. .....................       46,602
   2,400    Verizon Communications, Inc. ......      128,405
  *6,817    WorldCom, Inc. ....................       96,796
                                                  ----------
                                                     481,193
                                                  ----------
            COMPUTERS & OFFICE EQUIPMENT --6.8%
  *7,206    Cisco Systems, Inc. ...............      131,149
   4,619    Dell Computer Corp. ...............      120,779
  *2,565    EMC Corp. .........................       74,519
   1,652    International Business Machines
             Corp. ............................      186,642
    *800    Palm, Inc. ........................        4,856
  +4,555    Solectron Corp. ...................       83,353
                                                  ----------
                                                     601,298
                                                  ----------
            CONSUMER NON-DURABLES -- 3.7%
   3,936    Safeway, Inc. .....................      188,914
   2,455    Tyco International Ltd. ...........      133,787
                                                  ----------
                                                     322,701
                                                  ----------
            DRUGS -- 10.9%
   2,912    Abbott Laboratories................      139,820
   2,316    American Home Products Corp. ......      135,341
   2,512    Bristol-Myers Squibb Co. ..........      131,351
 *+1,352    Immunex Corp. .....................       23,991
   2,224    Merck & Co., Inc. .................      142,110
   3,788    Pfizer, Inc. ......................      151,706
   2,403    Pharmacia Corp. ...................      110,421
   3,516    Schering-Plough Corp. .............      127,413
                                                  ----------
                                                     962,153
                                                  ----------
            ELECTRONICS -- 8.5%
   1,651    Emerson Electric Co. ..............       99,855
   6,901    General Electric Co. ..............      336,409
   6,674    Intel Corp. .......................      195,217
 *+1,583    JDS Uniphase Corp. ................       20,178
   2,294    Texas Instruments, Inc. ...........       72,255
 *+1,043    Vitesse Semiconductor Corp. .......       21,938
                                                  ----------
                                                     745,852
                                                  ----------


                                                    MARKET
 SHARES                                             VALUE
---------                                         ----------
            ENERGY & SERVICES -- 7.2%
   1,128    Anadarko Petroleum Corp. ..........   $   60,930
   1,193    Conoco, Inc., Class B..............       34,466
   3,782    ExxonMobil Corp. ..................      330,314
   1,689    Schlumberger Ltd. .................       88,942
   1,730    Texaco, Inc. ......................      115,185
                                                  ----------
                                                     629,837
                                                  ----------
            FINANCIAL SERVICES -- 7.9%
   5,317    Citigroup, Inc. ...................      280,976
   3,112    Franklin Resources, Inc. ..........      142,436
     641    Goldman Sachs Group, Inc. (The)....       54,972
   2,349    Merrill Lynch & Co., Inc. .........      139,160
   1,171    Morgan Stanley Dean Witter &
             Co. ..............................       75,213
                                                  ----------
                                                     692,757
                                                  ----------
            FOOD, BEVERAGE & TOBACCO -- 1.9%
   3,706    PepsiCo., Inc. ....................      163,783
                                                  ----------
            FOREST & PAPER PRODUCTS -- 1.0%
   1,517    Kimberly-Clark Corp. ..............       84,772
                                                  ----------
            HEALTH SERVICES -- 0.8%
   1,565    HCA -- The Healthcare Co. .........       70,722
                                                  ----------
            INSURANCE -- 5.0%
   2,765    American International Group,
             Inc. .............................      237,813
   1,962    Marsh & McLennan Cos., Inc. .......      198,202
                                                  ----------
                                                     436,015
                                                  ----------
            MACHINERY -- 2.5%
   1,429    Caterpillar, Inc. .................       71,526
   1,999    United Technologies Corp. .........      146,461
                                                  ----------
                                                     217,987
                                                  ----------
            MEDIA & ENTERTAINMENT -- 3.8%
  *6,954    AT&T -- Liberty Media Group, Class
             A.................................      121,632
   3,232    Gannett Co., Inc. .................      212,995
                                                  ----------
                                                     334,627
                                                  ----------
            MEDICAL INSTRUMENTS & SUPPLIES -- 2.1%
   1,260    Baxter International, Inc. ........       61,740
   2,511    Johnson & Johnson Co. .............      125,570
                                                  ----------
                                                     187,310
                                                  ----------
            METALS, MINERALS & MINING -- 2.4%
   2,909    Alcoa, Inc. .......................      114,611
   1,460    Illinois Tool Works, Inc. .........       92,418
                                                  ----------
                                                     207,029
                                                  ----------
            REAL ESTATE -- 0.0%
       6    Security Capital Group, Inc.,
             Class.............................        6,902
                                                  ----------
            RETAIL -- 4.1%
   3,209    Home Depot, Inc. (The).............      149,398
   4,352    Wal-Mart Stores, Inc. .............      212,363
                                                  ----------
                                                     361,761
                                                  ----------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.
                                      MF-11

 HARTFORD STOCK HLS FUND, INC.

 JUNE 30, 2001 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------





                                                    MARKET
 SHARES                                             VALUE
---------                                         ----------
COMMON STOCKS -- (CONTINUED)
            SOFTWARE & SERVICES -- 11.7%
  *4,974    AOL Time Warner, Inc. .............   $  263,601
 *+2,400    Ariba, Inc. .......................       13,200
   2,308    Automatic Data Processing, Inc. ...      114,703
  *1,089    Computer Sciences Corp. ...........       37,672
 *+1,550    i2 Technologies, Inc. .............       30,690
  *5,759    Microsoft Corp. ...................      420,423
  *5,325    Oracle Corp. ......................      101,175
    *730    VERITAS Software Corp. ............       48,567
                                                  ----------
                                                   1,030,031
                                                  ----------
            TRANSPORTATION -- 1.2%
   1,785    Boeing Co. (The)...................       99,229
    *248    Fedex Corp. .......................        9,950
                                                  ----------
                                                     109,179
                                                  ----------
            UTILITIES -- 3.8%
   2,117    Duke Energy Corp. .................       82,600
   1,750    El Paso Energy Corp. ..............       91,945
   1,053    Exelon Corp. ......................       67,518
   1,523    FPL Group, Inc. ...................       91,694
                                                  ----------
                                                     333,757
                                                  ----------
            Total common stocks................   $8,739,822
                                                  ==========
PRINCIPAL
 AMOUNT
---------
SHORT-TERM SECURITIES -- 1.2%
            REPURCHASE AGREEMENT -- 1.2%
$104,426    Joint Repurchase Agreement
             (See Note 2(d))
             3.942% due 07/02/01...............   $  104,426
                                                  ----------
            Total short-term securities........   $  104,426
                                                  ==========


                                                   MARKET
                                                   VALUE
                                                 ----------
DIVERSIFICATION OF NET ASSETS:
Total common stocks (cost
  $7,995,186).........................    99.4%  $8,739,822
Total short-term securities (cost
  $104,426)...........................     1.2      104,426
                                         -----   ----------
Total investment in securities (total
  cost $8,099,612)....................   100.6    8,844,248
Cash, receivables and other assets....     0.1       13,799
Securities lending collateral (See
  Note 2(i))..........................     0.3       30,758
Payable for securities purchased......    (0.6)     (55,338)
Payable for Fund shares redeemed......    (0.1)      (6,954)
Securities lending collateral payable
  to brokers (See Note 2(i))..........    (0.3)     (30,758)
Other liabilities.....................    (0.0)        (365)
                                         -----   ----------
Net assets............................   100.0%  $8,795,390
                                         =====   ==========

SUMMARY OF SHAREHOLDERS' EQUITY:
Capital stock, par value 0.10 per share;
  3,000,000 shares authorized; 1,754,865
  shares outstanding..........................   $  175,487
Capital surplus...............................    7,902,213
Accumulated undistributed net investment
  income......................................       32,346
Distribution in excess of net realized gain on
  investments.................................      (59,292)
Unrealized appreciation of investments........      744,636
                                                 ----------
Net assets....................................   $8,795,390
                                                 ==========

Class IA
  Net asset value per share ($8,579,871 / 1,711,814
    shares outstanding) (2,250,000 shares
    authorized).....................................  $5.01
                                                      =====
Class IB
  Net asset value per share ($215,519 / 43,051
    shares outstanding) (750,000 shares
    authorized).....................................  $5.01
                                                      =====

* Non-income producing during the period.

+ All or a portion of this security was on loan as of June 30, 2001 (See Note
  2(i)).

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.
                                      MF-12

 HARTFORD DIVIDEND AND GROWTH HLS FUND, INC.

 STATEMENT OF NET ASSETS
 JUNE 30, 2001 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------



                                                    MARKET
 SHARES                                             VALUE
---------                                         ----------
COMMON STOCKS -- 96.8%
            BANKS -- 9.3%
     196    Freddie Mac........................   $   13,741
   1,335    Morgan (J.P.) Chase & Co., Inc. ...       59,550
 ++1,376    Pacific Century Financial Corp. ...       35,479
 ++1,574    People's Bank......................       36,685
   1,555    U.S. Bankcorp......................       35,438
     522    UnionBanCal Corp. .................       17,598
     641    Wachovia Corp. ....................       45,636
   1,671    Washington Mutual, Inc. ...........       62,740
                                                  ----------
                                                     306,867
                                                  ----------
            CHEMICALS -- 3.5%
     215    Avery Dennison Corp. ..............       10,971
   1,333    du Pont (E.I.) de Nemours & Co. ...       64,320
     997    International Flavors & Fragrances,
             Inc. .............................       25,055
     381    Rohm & Haas Co. ...................       12,528
  *++128    Syngenta AG, ADR...................        1,379
                                                  ----------
                                                     114,253
                                                  ----------
            COMMUNICATIONS -- 6.8%
   1,661    AT&T Corp. ........................       36,538
     668    Motorola, Inc. ....................       11,057
   1,218    Qwest Communications
             International.....................       38,826
     573    SBC Communications, Inc. ..........       22,943
   2,177    Verizon Communications, Inc. ......      116,488
                                                  ----------
                                                     225,852
                                                  ----------
            COMPUTERS & OFFICE EQUIPMENT --2.9%
     318    Compaq Computer Corp. .............        4,932
     603    Hewlett-Packard Co. ...............       17,254
     302    International Business Machines
             Corp. ............................       34,160
     215    Minnesota Mining & Manufacturing
             Co. ..............................       24,474
     348    Pitney Bowes, Inc. ................       14,645
                                                  ----------
                                                      95,465
                                                  ----------
            CONSUMER NON-DURABLES -- 3.0%
     596    McKesson HBOC, Inc. ...............       22,127
   1,192    Procter & Gamble Co. (The).........       76,030
                                                  ----------
                                                      98,157
                                                  ----------
            DRUGS -- 8.1%
   1,050    Abbott Laboratories................       50,396
     672    American Home Products Corp. ......       39,283
   ++867    AstraZeneca Group PLC, ADR.........       40,546
     323    Bristol-Myers Squibb Co. ..........       16,872
     374    Eli Lilly & Co. ...................       27,639
     525    Merck & Co., Inc. .................       33,546
   1,270    Pharmacia Corp. ...................       58,378
                                                  ----------
                                                     266,660
                                                  ----------
            ELECTRICAL EQUIPMENT -- 0.6%
     274    Eaton Corp. .......................       19,186
                                                  ----------




                                                    MARKET
 SHARES                                             VALUE
---------                                         ----------
            ELECTRONICS -- 3.1%
   1,887    General Electric Co. ..............   $   91,985
     383    Intel Corp. .......................       11,209
                                                  ----------
                                                     103,194
                                                  ----------
            ENERGY & SERVICES -- 11.6%
     859    Chevron Corp. .....................       77,730
   1,362    Conoco, Inc., Class B..............       39,368
   1,602    ExxonMobil Corp. ..................      139,933
   1,045    Royal Dutch Petroleum Co., NY
             Shares............................       60,886
     531    Schlumberger Ltd. .................       27,973
     156    Suncor Energy, Inc. ...............        3,996
   ++487    Total Fina S.A., ADR...............       34,152
                                                  ----------
                                                     384,038
                                                  ----------
            FINANCIAL SERVICES -- 5.4%
   2,774    Citigroup, Inc. ...................      146,599
     520    Merrill Lynch & Co., Inc. .........       30,816
                                                  ----------
                                                     177,415
                                                  ----------
            FOOD, BEVERAGE & TOBACCO -- 7.3%
   2,834    ConAgra Foods, Inc. ...............       56,142
     697    McCormick & Co., Inc. .............       29,292
     728    PepsiCo., Inc. ....................       32,169
   1,858    Philip Morris Cos., Inc. ..........       94,283
   ++520    Reynolds (R.J.) Tobacco Holdings,
             Inc. .............................       28,403
                                                  ----------
                                                     240,289
                                                  ----------
            FOREST & PAPER PRODUCTS -- 2.7%
     853    Abitibi-Consolidated, Inc. ........        6,522
     155    Bowater, Inc. .....................        6,921
     694    Kimberly-Clark Corp. ..............       38,772
     339    Temple-Inland, Inc. ...............       18,081
     367    Weyerhaeuser Co. ..................       20,174
                                                  ----------
                                                      90,470
                                                  ----------
            INSURANCE -- 4.3%
     355    CIGNA Corp. .......................       34,016
     477    Marsh & McLennan Cos., Inc. .......       48,172
     563    MBIA, Inc. ........................       31,320
   ++347    XL Capital Ltd., Class A...........       28,505
                                                  ----------
                                                     142,013
                                                  ----------
            MACHINERY -- 2.6%
   *++14    Axcelis Technologies, Inc. ........          207
     899    Caterpillar, Inc. .................       44,985
     547    United Technologies Corp. .........       40,066
                                                  ----------
                                                      85,258
                                                  ----------
            MEDIA & ENTERTAINMENT -- 2.6%
     811    Gannett Co., Inc. .................       53,425
   ++527    Knight-Ridder, Inc. ...............       31,221
                                                  ----------
                                                      84,646
                                                  ----------
            MEDICAL INSTRUMENTS & SUPPLIES -- 1.4%
     947    Baxter International, Inc. ........       46,393
                                                  ----------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

 HARTFORD DIVIDEND AND GROWTH HLS FUND, INC.

 JUNE 30, 2001 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------





                                                    MARKET
 SHARES                                             VALUE
---------                                         ----------
COMMON STOCKS -- (CONTINUED)
            METALS, MINERALS & MINING -- 1.7%
     827    Alcoa, Inc. .......................   $   32,580
     634    Lockheed Martin Corp. .............       23,486
                                                  ----------
                                                      56,066
                                                  ----------
            REAL ESTATE -- 2.9%
     686    Archstone Communities Trust
             (REIT)............................       17,680
   1,646    Equity Office Properties Trust.....       52,060
     329    Kimco Realty Corp. (REIT)..........       15,597
     296    Liberty Property Trust (REIT)......        8,759
                                                  ----------
                                                      94,096
                                                  ----------
            RETAIL -- 2.4%
   1,358    Family Dollar Stores, Inc. ........       34,798
     604    McDonald's Corp. ..................       16,352
     227    Target Corp. ......................        7,854
     436    Wal-Mart Stores, Inc. .............       21,257
                                                  ----------
                                                      80,261
                                                  ----------
            SOFTWARE & SERVICES -- 3.7%
     422    Electronic Data Systems Corp. .....       26,369
     800    First Data Corp. ..................       51,387
    *627    Microsoft Corp. ...................       45,742
                                                  ----------
                                                     123,498
                                                  ----------
            TRANSPORTATION -- 4.4%
     578    Boeing Co. (The)...................       32,142
     635    Canadian Pacific Ltd. .............       24,618
     536    Delta Air Lines, Inc. .............       23,640
    *273    Fedex Corp. .......................       10,987
   1,560    Ford Motor Co. ....................       38,310
     497    USFreightways Corp. ...............       14,673
                                                  ----------
                                                     144,370
                                                  ----------
            UTILITIES -- 6.5%
     486    Duke Energy Corp. .................       18,967
     694    El Paso Energy Corp. ..............       36,468
   1,055    Exelon Corp. ......................       67,615
     675    FPL Group, Inc. ...................       40,654
     361    Montana Power Co. (The)............        4,185
     735    Pinnacle West Capital Corp. .......       34,839
      82    PPL Corp. .........................        4,510
   ++243    UtiliCorp. United, Inc. ...........        7,419
                                                  ----------
                                                     214,657
                                                  ----------
            Total common stocks................   $3,193,104
                                                  ==========

PRINCIPAL                                          MARKET
 AMOUNT                                             VALUE
---------                                         ----------
EQUITY LINKED NOTES -- 0.6%
            MEDIA & ENTERTAINMENT -- 0.6%
 $   160    Tribune Co. 2.00% due 01/15/29.....   $   19,019
                                                  ----------
            Total equity linked notes..........   $   19,019
                                                  ==========
SHORT-TERM SECURITIES -- 2.7%
            REPURCHASE AGREEMENT -- 2.7%
 $89,454    Joint Repurchase Agreement (See
             Note 2(d)) 3.942% due 07/02/01....   $   89,454
                                                  ----------
            Total short-term securities........   $   89,454
                                                  ==========

DIVERSIFICATION OF NET ASSETS:
Total common stocks (cost
  $2,828,734).........................    96.8%  $3,193,104
Total equity linked securities (cost
  $25,120)............................     0.6       19,019
Total short-term securities (cost
  $89,454)............................     2.7       89,454
                                         -----   ----------
Total investment in securities (total
  cost $2,943,308)....................   100.1    3,301,577
Cash, receivables and other assets....     0.3        9,151
Securities lending collateral (See
  Note 2(i))..........................     3.8      124,589
Payable for securities purchased......    (0.4)     (10,635)
Securities lending collateral payable
  to brokers (See Note 2(i))..........    (3.8)    (124,589)
Other liabilities.....................    (0.0)        (110)
                                         -----   ----------
Net assets............................   100.0%  $3,299,983
                                         =====   ==========

SUMMARY OF SHAREHOLDERS' EQUITY:
Capital stock, par value 0.10 per share;
  4,000,000 shares authorized; 1,683,446
  shares outstanding..........................   $  168,345
Capital surplus...............................    2,711,938
Accumulated undistributed net investment
  income......................................       24,274
Accumulated undistributed net realized gain on
  investments.................................       37,156
Unrealized appreciation of investments........      358,269
Unrealized appreciation of other assets and
  liabilities in foreign currencies...........            1
                                                 ----------
Net assets....................................   $3,299,983
                                                 ==========

Class IA
  Net asset value per share ($3,210,164 / 1,637,596
    shares outstanding) (3,500,000 shares
    authorized).....................................  $1.96
                                                      =====
Class IB
  Net asset value per share ($89,819 / 45,850 shares
    outstanding) (500,000 shares authorized)........  $1.96
                                                      =====

 * Non-income producing during the period

 ++ All or a portion of this security was on loan as of June 30, 2001 (See Note
    2(i)).

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.
                                      MF-14

 HARTFORD ADVISERS HLS FUND, INC.

 STATEMENT OF NET ASSETS
 JUNE 30, 2001 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------



PRINCIPAL                                          MARKET
 AMOUNT                                             VALUE
---------                                        -----------
ASSET-BACKED SECURITIES ++ -- 0.3%
$ @43,000   AESOP Funding II LLC, Series
             1998-1, Class A (Aaa)
             6.14% due 05/20/06...............   $    43,589
                                                 -----------
            Total asset-backed securities.....   $    43,589
                                                 ===========
COLLATERALIZED MORTGAGE OBLIGATIONS ++ -- 0.6%
   18,000   Asset Securitization Corp.,
             Series 1997-D4, Class A1D (Aaa)
             7.49% due 04/14/29...............        18,896
   17,200   Asset Securitization Corp.,
             Series 1997-D5, Class A1E (Aa1)
             6.93% due 02/14/43...............        17,274
   25,000   Chase Commercial Mortgage
             Securities Corp., Series 1997-1,
             Class A2 (AAA S&P)
             7.37% due 02/19/07...............        26,148
   17,225   First Union -- Lehman Brothers
             Commercial Mortgage Trust,
             Series 1997-C1, Class A3 (Aaa)
             7.38% due 04/18/07...............        18,039
                                                 -----------
            Total collateralized mortgage
             obligations......................   $    80,357
                                                 ===========


 SHARES
---------
COMMON STOCKS -- 61.9%
            AEROSPACE & DEFENSE -- 0.5%
   *3,400   General Motors, Class H...........   $    68,850
                                                 -----------
            BANKS -- 4.3%
    2,200   Bank One Corp. ...................        78,760
    2,000   Fleet Boston Financial Corp. .....        78,900
    3,650   Morgan (J.P.) Chase & Co.,
             Inc. ............................       162,790
    3,200   State Street Corp. ...............       158,368
    3,000   U.S. Bankcorp.....................        68,370
                                                 -----------
                                                     547,188
                                                 -----------
            CHEMICALS -- 0.9%
    3,300   Dow Chemical Co. (The)............       109,725
                                                 -----------
            COMMUNICATIONS -- 3.1%
     *970   CIENA Corp. ......................        36,860
      *90   McDATA Corp., Class A.............         1,588
    1,400   Motorola, Inc. ...................        23,184
       40   Qwest Communications
             International....................         1,275
    2,975   SBC Communications, Inc. .........       119,179
  *+2,320   Tellabs, Inc. ....................        44,730
    1,700   Verizon Communications, Inc. .....        90,950
   *5,600   WorldCom, Inc. ...................        79,520
                                                 -----------
                                                     397,286
                                                 -----------
            COMPUTERS & OFFICE EQUIPMENT -- 4.3%
   *6,276   Cisco Systems, Inc. ..............       114,229
   *4,046   Dell Computer Corp. ..............       105,808
   *2,515   EMC Corp. ........................        73,061
    1,640   International Business Machines
             Corp. ...........................       185,320



                                                   MARKET
 SHARES                                             VALUE
---------                                        -----------
            COMPUTERS & OFFICE EQUIPMENT -- (CONTINUED)
     *580   Palm, Inc. .......................   $     3,521
  *+4,030   Solectron Corp. ..................        73,749
                                                 -----------
                                                     555,688
                                                 -----------
            CONSUMER NON-DURABLES -- 2.2%
   *3,335   Safeway, Inc. ....................       160,094
    2,150   Tyco International Ltd. ..........       117,175
                                                 -----------
                                                     277,269
                                                 -----------
            DRUGS -- 6.7%
    2,485   Abbott Laboratories...............       119,305
    2,200   American Home Products Corp. .....       128,568
    2,208   Bristol-Myers Squibb Co. .........       115,478
  *+1,577   Immunex Corp. ....................        27,990
    2,020   Merck & Co., Inc. ................       129,098
    3,025   Pfizer, Inc. .....................       121,148
    2,204   Pharmacia Corp. ..................       101,274
    3,179   Schering-Plough Corp. ............       115,189
                                                 -----------
                                                     858,050
                                                 -----------
            ELECTRONICS -- 5.3%
    1,416   Emerson Electric Co. .............        85,674
    6,306   General Electric Co. .............       307,418
    6,058   Intel Corp. ......................       177,191
   *1,361   JDS Uniphase Corp. ...............        17,349
    2,216   Texas Instruments, Inc. ..........        69,810
    *+771   Vitesse Semiconductor Corp. ......        16,218
                                                 -----------
                                                     673,660
                                                 -----------
            ENERGY & SERVICES -- 4.3%
    1,097   Anadarko Petroleum Corp. .........        59,271
    1,100   Conoco, Inc., Class B.............        31,790
    3,200   ExxonMobil Corp. .................       279,520
    1,559   Schlumberger Ltd. ................        82,087
    1,580   Texaco, Inc. .....................       105,228
                                                 -----------
                                                     557,896
                                                 -----------
            FINANCIAL SERVICES -- 5.1%
    4,654   Citigroup, Inc. ..................       245,931
    3,050   Franklin Resources, Inc. .........       139,599
      600   Goldman Sachs Group, Inc. (The)...        51,480
    2,200   Merrill Lynch & Co., Inc. ........       130,350
    1,350   Morgan Stanley Dean Witter &
             Co. .............................        86,711
                                                 -----------
                                                     654,071
                                                 -----------
            FOOD, BEVERAGE & TOBACCO -- 1.1%
    3,300   PepsiCo., Inc. ...................       145,860
                                                 -----------
            FOREST & PAPER PRODUCTS -- 0.7%
    1,538   Kimberly-Clark Corp. .............        85,985
                                                 -----------
            HEALTH SERVICES -- 0.7%
    1,900   HCA -- The Healthcare Co. ........        85,861
                                                 -----------
            INSURANCE -- 3.0%
    2,376   American International Group,
             Inc. ............................       204,327
    1,825   Marsh & McLennan Cos., Inc. ......       184,325
                                                 -----------
                                                     388,652
                                                 -----------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.
                                      MF-15

 HARTFORD ADVISERS HLS FUND, INC.

 JUNE 30, 2001 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------





                                                   MARKET
 SHARES                                             VALUE
---------                                        -----------
COMMON STOCKS -- (CONTINUED)
            MACHINERY -- 1.6%
    1,489   Caterpillar, Inc. ................   $    74,514
    1,712   United Technologies Corp. ........       125,443
                                                 -----------
                                                     199,957
                                                 -----------
            MEDIA & ENTERTAINMENT -- 2.3%
   *6,446   AT&T -- Liberty Media Group,
             Class A..........................       112,741
    2,780   Gannett Co., Inc. ................       183,202
                                                 -----------
                                                     295,943
                                                 -----------
            MEDICAL INSTRUMENTS &
             SUPPLIES -- 1.3%
      970   Baxter International, Inc. .......        47,530
    2,455   Johnson & Johnson Co. ............       122,740
                                                 -----------
                                                     170,270
                                                 -----------
            METALS, MINERALS & MINING -- 1.3%
    2,550   Alcoa, Inc. ......................       100,470
    1,050   Illinois Tool Works, Inc. ........        66,465
                                                 -----------
                                                     166,935
                                                 -----------
            REAL ESTATE -- 0.1%
       *6   Security Capital Group, Inc.,
             Class............................         6,581
                                                 -----------
            RETAIL -- 2.5%
    2,820   Home Depot, Inc. (The)............       131,271
    3,810   Wal-Mart Stores, Inc. ............       185,928
                                                 -----------
                                                     317,199
                                                 -----------
            SOFTWARE & SERVICES -- 7.2%
   *4,550   AOL Time Warner, Inc. ............       241,150
  *+1,220   Ariba, Inc. ......................         6,710
    2,000   Automatic Data Processing,
             Inc. ............................        99,400
   *1,127   Computer Sciences Corp. ..........        39,005
  *+1,420   i2 Technologies, Inc. ............        28,116
   *4,950   Microsoft Corp. ..................       361,350
   *5,430   Oracle Corp. .....................       103,170
     *835   VERITAS Software Corp. ...........        55,553
                                                 -----------
                                                     934,454
                                                 -----------
            TRANSPORTATION -- 0.7%
    1,486   Boeing Co. (The)..................        82,627
     *248   Fedex Corp. ......................         9,950
                                                 -----------
                                                      92,577
                                                 -----------
            UTILITIES -- 2.7%
    2,291   Duke Energy Corp. ................        89,376
    1,546   El Paso Energy Corp. .............        81,201
    1,385   Exelon Corp. .....................        88,774
    1,432   FPL Group, Inc. ..................        86,233
                                                 -----------
                                                     345,584
                                                 -----------
            Total common stocks...............   $ 7,935,541
                                                 ===========


PRINCIPAL                                          MARKET
 AMOUNT                                             VALUE
---------                                        -----------
CORPORATE NOTES ++ -- 16.2%
            BANKS -- 1.6%
$  12,035   American Express Co. (A1)
             6.875% due 11/01/05..............   $    12,518
   20,000   Bank of America Corp. (Aa2)
             5.875% due 02/15/09..............        19,023
   40,000   Bank One Corp. (Aa3)
             6.875% due 08/01/06..............        41,161
   10,000   BankBoston Corp. (A3)
             6.625% due 02/01/04..............        10,264
   13,685   First Union National Bank (A1)
             5.80% due 12/01/08...............        12,977
   36,745   Key Bank N.A. (Aa3)
             5.80% due 04/01/04...............        36,907
   10,000   Morgan (J.P.) Chase & Co., Inc.
             (A1)
             8.50% due 02/15/02...............        10,248
   14,825   Popular, Inc. (Baa1)
             6.75% due 12/15/05...............        14,634
   50,000   Wells Fargo & Co. (Aa2)
             6.50% due 09/03/02...............        51,116
                                                 -----------
                                                     208,848
                                                 -----------
            CHEMICALS -- 0.7%
   20,000   ICI Wilmington, Inc. (Baa2)
             6.95% due 09/15/04...............        20,431
   25,000   Praxair, Inc. (A3)
             6.15% due 04/15/03...............        25,307
  +40,000   Rohm & Haas Co. (A3)
             7.40% due 07/15/09...............        41,533
                                                 -----------
                                                      87,271
                                                 -----------
            COMMUNICATIONS -- 0.9%
   40,000   AT&T Corp. (A2)
             6.50% due 03/15/29...............        34,154
   10,000   BellSouth Telecommunications, Inc.
             (Aa2)
             6.375% due 06/01/28..............         9,023
   30,000   Comcast Cable Communications
             (Baa2)
             6.875% due 06/15/09..............        29,877
   16,580   Motorola, Inc. (A3)
             7.60% due 01/01/07...............        15,891
   30,000   WorldCom, Inc. (A3)
             6.40% due 08/15/05...............        29,429
                                                 -----------
                                                     118,374
                                                 -----------
            COMPUTERS & OFFICE EQUIPMENT -- 0.8%
   50,000   Hewlett-Packard Co. (Aa3)
             7.15% due 06/15/05...............        51,721
   30,000   International Business Machines
             Corp. (A1)
             6.50% due 01/15/28...............        28,187
   18,000   Pitney Bowes, Inc. (Aa3)
             5.50% due 04/15/04...............        18,056
                                                 -----------
                                                      97,964
                                                 -----------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.
                                      MF-16

--------------------------------------------------------------------------------





PRINCIPAL                                          MARKET
 AMOUNT                                             VALUE
---------                                        -----------
CORPORATE NOTES -- (CONTINUED)
            CONSUMER DURABLES -- 0.1%
$ +20,000   Dana Corp. (Ba1)
             6.25% due 03/01/04...............   $    18,850
                                                 -----------
            CONSUMER NON-DURABLES -- 0.7%
   25,000   Alberto-Culver Co. (Baa1)
             8.25% due 11/01/05...............        26,443
   25,000   Boise Cascade Office Products
             Corp. (Baa3)
             7.05% due 05/15/05...............        24,095
   18,000   Colgate-Palmolive Co. (Aa3)
             5.58% due 11/06/08...............        17,471
   21,100   Proctor & Gamble Co. (The) (Aa2)
             9.36% due 01/01/21...............        26,117
                                                 -----------
                                                      94,126
                                                 -----------
            CONSUMER SERVICES -- 0.4%
   39,668   Postal Square LP (Aaa)
             8.95% due 06/15/22...............        47,050
                                                 -----------
            DRUGS -- 0.5%
   26,000   American Home Products Corp. (A3)
             7.25% due 03/01/23...............        25,147
   29,000   Pharmacia Corp. (A1)
             6.60% due 12/01/28...............        27,830
   10,000   Zeneca Wilmington, Inc. (Aa2)
             6.30% due 06/15/03...............        10,281
                                                 -----------
                                                      63,258
                                                 -----------
            EDUCATION -- 0.1%
   10,900   Harvard University (Aaa)
             8.125% due 04/15/07..............        11,988
                                                 -----------
            ELECTRICAL EQUIPMENT -- 0.2%
   30,000   Danaher Corp. (A2)
             6.00% due 10/15/08...............        28,614
                                                 -----------
            ENERGY & SERVICES -- 0.1%
   12,250   Amoco Co. (Aa1)
             6.50% due 08/01/07...............        12,495
                                                 -----------
            FINANCIAL SERVICES -- 1.4%
   15,000   Associates Corp. of North America
             (Aa3)
             6.50% due 10/15/02...............        15,340
   25,000   Associates Corp. of North America
             (Aa3)
             6.00% due 07/15/05...............        24,813
   10,000   Citigroup Inc. (Aa2)
             6.25% due 12/01/05...............        10,142
   30,000   Equitable Cos. (The) (A2)
             7.00% due 04/01/28...............        28,704
  @16,355   ERAC USA Finance Co. (Baa1)
             7.35% due 06/15/08...............        16,207
   20,000   Liberty Property Ltd. (Baa2)
             7.25% due 08/15/07...............        19,978



PRINCIPAL                                          MARKET
 AMOUNT                                             VALUE
---------                                        -----------
            FINANCIAL SERVICES -- (CONTINUED)
$  30,000   Toyota Motor Credit Corp. (Aa1)
             5.50% due 12/15/08...............   $    28,379
  @40,000   USAA Capital Corp. (Aa1)
             6.900% due 11/01/02..............        41,073
                                                 -----------
                                                     184,636
                                                 -----------
            FOOD, BEVERAGE & TOBACCO -- 0.6%
   30,000   Coca-Cola Enterprises, Inc. (A2)
             6.75% due 09/15/28...............        28,657
   15,270   ConAgra Foods, Inc. (Baa1)
             7.875% due 09/15/10..............        16,047
   35,000   PepsiAmericas, Inc. (Baa1)
             6.375% due 05/01/09..............        34,042
                                                 -----------
                                                      78,746
                                                 -----------
            INSURANCE -- 2.6%
   40,000   ACE INA Holdings (A2)
             8.30% due 08/15/06...............        43,089
   30,000   Allmerica Financial Corp. (A2)
             7.625% due 10/15/25..............        29,886
   24,000   Allstate Corp. (The) (A1)
             6.75% due 06/15/03...............        24,740
   26,485   AmerUs Group Co. (Baa3)
             6.95% due 06/15/05...............        25,832
   15,740   CIGNA Corp. (A3)
             7.40% due 05/15/07...............        16,446
   30,000   Cincinnati Financial Corp. (A2)
             6.90% due 05/15/28...............        27,906
  @27,000   Jackson National Life Insurance
             Co. (A2)
             8.15% due 03/15/27...............        28,145
   11,400   Liberty Financial Cos, Inc. (A3)
             6.75% due 11/15/08...............        11,186
  @30,000   Liberty Mutual Insurance (A2)
             8.20% due 05/04/07...............        30,761
  @10,000   Lumbermens Mutual Casualty (Baa1)
             9.15% due 07/01/26...............         9,211
  @30,000   New England Mutual Life Insurance
             (A1)
             7.875% due 02/15/24..............        29,746
   27,600   Torchmark Corp. (Baa1)
             8.25% due 08/15/09...............        28,754
   29,000   UnitedHealth Group, Inc. (A3)
             6.60% due 12/01/03...............        29,611
                                                 -----------
                                                     335,313
                                                 -----------
            MACHINERY -- 0.6%
   50,000   Eaton Corp. (A2)
             6.95% due 11/15/04...............        51,753
   25,000   Parker-Hannifin Corp. (A2)
             5.65% due 09/15/03...............        25,241
                                                 -----------
                                                      76,994
                                                 -----------

 HARTFORD ADVISERS HLS FUND, INC.

 JUNE 30, 2001 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------





PRINCIPAL                                          MARKET
 AMOUNT                                             VALUE
---------                                        -----------
CORPORATE NOTES -- (CONTINUED)
            MEDIA & ENTERTAINMENT -- 0.3%
$  19,420   Scripps (E.W.) Co. (The) (A2)
             6.375% due 10/15/02..............   $    19,736
   10,400   Times Mirror Co. (The), Class A
             (A2)
             7.50% due 07/01/23...............        10,186
   +9,260   Viacom, Inc. (A3)
             6.40% due 01/30/06...............         9,395
                                                 -----------
                                                      39,317
                                                 -----------
            MEDICAL INSTRUMENTS & SUPPLIES -- 0.2%
   22,000   Becton, Dickinson & Co. (A2)
             6.70% due 08/01/28...............        20,254
                                                 -----------
            RETAIL -- 1.3%
   40,000   Albertson's, Inc. (Baa1)
             6.55% due 08/01/04...............        40,166
   20,200   Dayton Hudson Corp. (A2)
             5.875% due 11/01/08..............        19,705
   50,000   Home Depot, Inc. (The) (Aa3)
             6.50% due 09/15/04...............        51,775
   50,000   Wal-Mart Stores, Inc. (Aa2)
             6.875% due 08/10/09..............        51,878
                                                 -----------
                                                     163,524
                                                 -----------
            SOFTWARE & SERVICES -- 0.2%
   25,000   Computer Associates International,
             Inc. (Baa1)
             6.50% due 04/15/08...............        22,348
                                                 -----------
            TRANSPORTATION -- 1.3%
   21,744   Continental Airlines, Inc. (Aa3)
             6.90% due 01/02/18...............        21,478
   30,000   DaimlerChrysler North America
             Holding Corp. (A3)
             7.125% due 04/10/03..............        30,923
   30,000   DaimlerChrysler North America
             Holding Corp. (A3)
             7.75% due 05/27/03...............        31,306
   35,000   Ford Motor Co. (A2)
             6.625% due 10/01/28..............        30,189
   35,000   General Motors Corp. (A2)
             6.75% due 05/01/28...............        31,697
   30,000   Rockwell International Corp. (A1)
             6.70% due 01/15/28...............        26,632
                                                 -----------
                                                     172,225
                                                 -----------
            UTILITIES -- 1.6%
   45,000   Alabama Power Co. (A2)
             7.125% due 08/15/04..............        46,665
   21,350   Duke Energy Corp. (A1)
             6.00% due 12/01/28...............        18,172
   40,000   Kansas City Power & Light Co. (A2)
             7.125% due 12/15/05..............        40,866
   17,285   Northern Border Pipeline Co. (A3)
             7.75% due 09/01/09...............        17,296
   10,000   Southern California Gas Co. (A2)
             5.75% due 11/15/03...............        10,039



PRINCIPAL                                          MARKET
 AMOUNT                                             VALUE
---------                                        -----------
            UTILITIES -- (CONTINUED)
$  50,000   Tenn Valley Authority (Aa1)
             6.00% due 03/15/13...............   $    48,769
   20,000   Williams Cos., Inc. (The) (Baa2)
             6.50% due 11/15/02...............        20,300
                                                 -----------
                                                     202,107
                                                 -----------
            Total corporate notes.............   $ 2,084,302
                                                 ===========
FOREIGN GOVERNMENT AGENCIES ++ -- 0.2%
  @20,000   Santiago Air (Aaa)
             6.95% due 07/01/12...............        19,431
                                                 -----------
            Total foreign government
             agencies.........................   $    19,431
                                                 ===========
FOREIGN/YANKEE BONDS & NOTES ++ -- 1.8%
            FOREIGN CORPORATIONS -- 1.7%
   30,000   Alcan, Inc. (A2)
             7.25% due 11/01/28...............   $    29,574
   30,000   Apache Finance Property Ltd. (A3)
             7.00% due 03/15/09...............        30,564
   25,000   Bayerische Landesbank Girozentrale
             (NY) (Aaa)
             5.65% due 02/01/09...............        23,441
   10,000   Fairfax Financial Holdings Ltd.
             (Baa3)
             7.75% due 12/15/03...............         9,694
   15,000   Husky Oil Ltd. (Baa2)
             6.875% due 11/15/03..............        15,363
   15,000   Hydro-Quebec (A2)
             7.375% due 02/01/03..............        15,563
   24,000   Natexis Banques Populaires (A3)
             0.00% due 11/14/05...............        24,425
   43,000   TXU Eastern Funding Co. (Baa1)
             6.45% due 05/15/05...............        42,396
   30,000   Tyco International Group S.A.
             (Baa1)
             6.875% due 09/05/02..............        30,527
                                                 -----------
                                                     221,547
                                                 -----------
            FOREIGN GOVERNMENT -- 0.1%
   11,000   City of Naples Italy (Aa3)
             7.52% due 07/15/06...............        11,436
                                                 -----------
            Total foreign/yankee bonds &
             notes............................   $   232,983
                                                 ===========
MUNICIPAL BONDS ++ -- 0.1%
    7,000   Miami Beach, Florida (Baa1)
             8.80% due 12/01/15...............   $     7,464
    9,290   Mount Sinai School of Medicine NY
             (Aaa)
             6.00% due 07/01/03...............         9,471
                                                 -----------
            Total municipal bonds.............   $    16,935
                                                 ===========
U.S. TREASURIES & FEDERAL AGENCIES -- 16.3%
            FEDERAL HOME LOAN MORTGAGE
             ASSOCIATION -- 0.4%
   49,773   6.978% due 10/01/10...............   $    51,453
                                                 -----------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

--------------------------------------------------------------------------------





PRINCIPAL                                          MARKET
 AMOUNT                                             VALUE
---------                                        -----------
U.S. TREASURIES & FEDERAL AGENCIES -- (CONTINUED)
            GOVERNMENT NATIONAL MORTGAGE
             ASSOCIATION -- 3.9%
$ 222,185   6.00% due 06/15/24 -- 03/15/29....   $   215,297
  152,370   6.50% due 03/15/26 -- 08/15/29....       150,891
   60,857   7.00% due 11/15/23 -- 11/15/24....        61,862
   70,201   8.00% due 09/15/26 -- 02/15/31....        72,794
      552   9.00% due 06/20/16 -- 07/20/16....           596
                                                 -----------
                                                     501,440
                                                 -----------
            U.S. TREASURY BONDS -- 10.8%
 +350,000   5.75% due 10/31/02 -- 04/30/03....       358,631
 +125,000   5.875% due 11/15/05...............       129,464
 +200,000   6.00% due 08/15/09................       207,986
 +380,000   6.25% due 08/15/23................       395,501
  +75,000   6.375% due 08/15/02...............        76,961
 +100,000   6.50% due 08/15/05................       105,878
 +100,000   7.25% due 08/15/04................       107,382
                                                 -----------
                                                   1,381,803
                                                 -----------
            U.S. TREASURY NOTES -- 1.2%
  150,000   5.75% due 08/15/10................       153,493
                                                 -----------
            Total U.S. treasuries & federal
             agencies.........................     2,088,189
                                                 ===========
SHORT-TERM SECURITIES -- 2.3%
            REPURCHASE AGREEMENT -- 2.3%
  290,258   Joint Repurchase Agreement
             (See Note 2(d))
             3.942% due 07/02/01..............   $   290,258
                                                 -----------
            Total short-term securities.......   $   290,258
                                                 ===========



                                                  MARKET
                                                   VALUE
                                                -----------
DIVERSIFICATION OF NET ASSETS:
Total asset-backed securities (cost
  $42,834)...........................     0.3%  $    43,589
Total collateralized mortgage
  obligations (cost $78,176).........     0.6        80,357
Total common stocks (cost
  $6,933,405)........................    61.9     7,935,541
Total corporate notes (cost
  $2,116,831)........................    16.2     2,084,302
Total foreign government agencies
  (cost $19,989).....................     0.2        19,431
Total foreign/yankee bonds & notes
  (cost $232,095)....................     1.8       232,983
Total municipal bonds (cost
  $16,543)...........................     0.1        16,935
Total U.S. treasuries & federal
  agencies (cost $2,038,776).........    16.3     2,088,189
Total short-term securities (cost
  $290,258)..........................     2.3       290,258
                                        -----   -----------
Total investment in securities (total
  cost $11,768,907)..................    99.7    12,791,585
Cash, receivables and other assets...     0.8        95,055
Securities lending collateral (See
  Note 2(i)).........................    12.0     1,535,183
Payable for securities purchased.....    (0.4)      (50,296)
Payable for Fund shares redeemed.....    (0.1)       (7,407)
Securities lending collateral payable
  to brokers (See Note 2(i)).........   (12.0)   (1,535,183)
Other liabilities....................    (0.0)         (569)
                                        -----   -----------
Net assets...........................   100.0%  $12,828,368
                                        =====   ===========

 HARTFORD ADVISERS HLS FUND, INC.

 JUNE 30, 2001 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------





                                                  MARKET
                                                   VALUE
                                                -----------
SUMMARY OF SHAREHOLDERS' EQUITY:
Capital stock, par value 0.10 per share;
  7,000,000 shares authorized; 5,373,743
  shares outstanding.........................   $   537,374
Capital surplus..............................    11,109,304
Accumulated undistributed net investment
  income.....................................       165,075
Distribution in excess of net realized gain
  on investments.............................        (6,063)
Unrealized appreciation of investments.......     1,022,678
                                                -----------
Net assets...................................   $12,828,368
                                                ===========

Class IA
  Net asset value per share ($12,430,043 / 5,208,075
    shares outstanding) (6,500,000 shares
    authorized).....................................  $2.39
                                                      =====
Class IB
  Net asset value per share ($398,325 / 165,668
    shares outstanding) (500,000 shares
    authorized).....................................  $2.40
                                                      =====

 * Non-income producing during the period.

 @ Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2001, the market value of these securities amounted to $218,163 or 1.7% of net assets.

 + All or a portion of this security was on loan as of June 30, 2001 (See Note
   2(i)).

++ THE RATINGS ASSOCIATED WITH THE CORRESPONDING BOND HOLDINGS WERE OBTAINED
   FROM MOODY'S AS OF JUNE 30, 2001, UNLESS ANOTHER SOURCE IS NOTED FOR A PARTICULAR SECURITY.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.
                                      MF-20

 HARTFORD BOND HLS FUND, INC.

 STATEMENT OF NET ASSETS
 JUNE 30, 2001 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------



 PRINCIPAL                                        MARKET
  AMOUNT                                          VALUE
-----------                                     ----------
ASSET-BACKED SECURITIES ++ -- 1.2%
$     4,000   California Infrastructure &
               Economic Development Bank
               Pacific Gas and Electric Co.,
               Series 1997-1, Class A8 (Aaa)
               6.48% due 12/26/09............   $    4,057
      7,600   Comed Transitional Funding
               Trust, Series 1998-1, Class A5
               (Aaa)
               5.44% due 03/25/07............        7,611
      2,136   Norwest Airlines Corp. Trust,
               Class C (Baa2)
               11.30% due 06/21/14...........        2,449
        825   PP&L Transition Bond Co., LLC,
               Series 1999-1, Class A5 (Aaa)
               6.83% due 03/25/07............          860
                                                ----------
              Total asset-backed
               securities....................   $   14,977
                                                ==========
CORPORATE NOTES ++ -- 38.3%
              AGRICULTURE & FISHING -- 0.1%
     @1,650   Cargill, Inc. (Aa3)
               7.25% due 11/01/36............   $    1,567
                                                ----------
              BANKS -- 9.5%
      7,000   Bayerische Landesbank
               Girozentrale (NY) (Aaa)
               6.20% due 02/09/06............        6,967
     34,700   Fannie Mae (Aaa)
               6.625% due 09/15/09...........       35,945
      2,350   Federal Home Loan Bank (Aaa)
               5.84% due 02/20/07............        2,298
     35,850   Federal Home Loan Mortgage
               Corp. (Aaa)
               6.625% due 09/15/09...........       37,131
     22,600   Ford Motor Credit Co. (A2)
               6.875% due 02/01/06...........       22,896
      5,000   Ford Motor Credit Co. (A2)
               7.375% due 10/28/09...........        5,069
     +5,000   Ford Motor Credit Co. (A2)
               7.375% due 02/01/11...........        5,048
      2,500   Ford Motor Credit Co. (A2)
               7.875% due 06/15/10...........        2,607
      4,850   Golden State Holdings, Inc.
               (Ba1)
               6.75% due 08/01/01............        4,847
                                                ----------
                                                   122,808
                                                ----------
              CHEMICALS -- 0.5%
      5,700   du Pont (E.I.) de Nemours & Co.
               (Aa3)
               6.75% due 09/01/07............        5,890
                                                ----------
              COMMUNICATIONS -- 1.5%
      1,500   Chesapeake & Potomac Telephone
               Co. (Aa2)
               8.30% due 08/01/31............        1,644
      7,400   Global Crossing Holdings
               Ltd.(Ba2)
               9.50% due 11/15/09............        5,791



 PRINCIPAL                                        MARKET
  AMOUNT                                          VALUE
-----------                                     ----------
              COMMUNICATIONS -- (CONTINUED)
$     2,700   Global Crossing Holdings
               Ltd.(Ba2)
               9.625% due 05/15/08...........   $    2,133
      7,881   Lucent Technologies, Inc. (Ba1)
               6.45% due 03/15/29............        4,548
      2,510   Lucent Technologies, Inc. (Ba1)
               6.50% due 01/15/28............        1,428
      4,300   Motorola, Inc. (A3)
               5.22% due 10/01/97............        2,410
      2,200   Williams Communications Group,
               Inc. (B2)
               10.875% due 10/01/09..........          891
                                                ----------
                                                    18,845
                                                ----------
              DRUGS -- 1.3%
    +16,000   American Home Products Corp.
               (A3)
               5.875% due 03/15/04...........       16,157
                                                ----------
              ENERGY & SERVICES -- 3.8%
      5,000   Lasmo (USA), Inc. (A1)
               7.50% due 06/30/06............        5,342
      6,500   Noble Drilling Corp. (Baa1)
               7.50% due 03/15/19............        6,497
      6,800   Occidental Petroleum Corp.
               (Baa3)
               7.375% due 11/15/08...........        7,040
      3,500   Ocean Energy, Inc. (Baa3)
               7.625% due 07/01/05...........        3,605
      1,000   Pioneer Natural Resources Co.
               (Ba1) 6.50% due 01/15/08......          937
      5,650   Pioneer Natural Resources Co.
               (Ba1)
               7.20% due 01/15/28............        4,750
      1,975   R&B Falcon Corp. (Baa3)
               6.75% due 04/15/05............        2,005
      2,000   R&B Falcon Corp. (Baa3)
               7.375% due 04/15/18...........        1,980
      1,000   Tesoro Petroleum Corp. (B1)
               9.00% due 07/01/08............        1,020
      1,000   Tosco Corp. (Baa2)
               8.125% due 02/15/30...........        1,090
      3,150   Transocean Sedco Forex, Inc.
               (Baa2)
               7.50% due 04/15/31............        3,155
      2,850   Tuboscope, Inc. (Baa2)
               7.50% due 02/15/08............        2,565
      2,500   Union Oil Co. of California
               (Baa1)
               9.375% due 02/15/11...........        2,925
      1,500   Valero Energy Corp. (Baa3)
               8.375% due 06/15/05...........        1,607
      4,500   Vaster Resources, Inc. (Aa2)
               6.50% due 04/01/09............        4,536
                                                ----------
                                                    49,054
                                                ----------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.
                                      MF-21

 HARTFORD BOND HLS FUND, INC.

 JUNE 30, 2001 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------





 PRINCIPAL                                        MARKET
  AMOUNT                                          VALUE
-----------                                     ----------
CORPORATE NOTES ++ -- (CONTINUED)
              FINANCIAL SERVICES -- 1.6%
$     6,395   ERAC USA Finance Co. (Baa1)
               8.00% due 01/15/11............        6,538
     +3,800   General Motors Acceptance Corp.
               (A2)
               4.13% due 08/18/03............        3,775
     +9,900   NiSource Finance Corp. (Baa2)
               7.875% due 11/15/10...........       10,489
                                                ----------
                                                    20,802
                                                ----------
              FOOD, BEVERAGE & TOBACCO --2.6%
     12,120   Archer-Daniels-Midland Co. (A1)
               6.95% due 12/15/97............       10,993
      6,750   ConAgra Foods, Inc. (Baa1)
               7.00% due 10/01/28............        6,236
     12,200   ConAgra Foods, Inc. (Baa1)
               7.50% due 09/15/05............       12,662
     @3,700   Kellogg Co. (Baa2)
               7.45% due 04/01/31............        3,698
                                                ----------
                                                    33,589
                                                ----------
              FOREST & PAPER PRODUCTS -- 1.5%
      4,100   Georgia-Pacific Corp. (Baa2)
               7.50% due 05/15/06............        4,121
      5,600   International Paper Co. (Baa1)
               6.875% due 04/15/29...........        5,038
        500   Interpool, Inc. (B1)
               7.20% due 08/01/07............          435
      4,500   Mead Corp. (The) (A3)
               7.55% due 03/01/47............        4,009
      6,300   Weyerhaeuser Co. (A3)
               7.25% due 07/01/13............        6,332
                                                ----------
                                                    19,935
                                                ----------
              HEALTH SERVICES -- 3.1%
      2,250   Columbia/HCA Healthcare Corp.
               (Ba1)
               7.05% due 12/01/27............        1,899
      1,675   Columbia/HCA Healthcare Corp.
               (Ba1)
               7.50% due 12/15/23............        1,491
      3,150   Columbia/HCA Healthcare Corp.
               (Ba1)
               7.50% due 11/15/95............        2,646
      9,035   HCA -- The Healthcare Co. (Ba1)
               7.125% due 06/01/06...........        8,915
      3,520   HEALTH SOUTH Corp. (Ba1)
               6.875% due 06/15/05...........        3,386
        570   HEALTH SOUTH Corp. (Ba1)
               7.00% due 06/15/08............          532
      4,225   HEALTH SOUTH Corp. (Ba1)
               8.50% due 02/01/08............        4,276
     +1,000   HEALTH SOUTH Corp. (Ba3)
               10.75% due 10/01/08...........        1,080
      6,540   Manor Care, Inc. (Ba1)
               7.50% due 06/15/06............        6,419




 PRINCIPAL                                        MARKET
  AMOUNT                                          VALUE
-----------                                     ----------
              HEALTH SERVICES -- (CONTINUED)
$     1,120   Manor Care, Inc. (Ba1)
               8.00% due 03/01/08............   $    1,126
      7,640   Tenet Healthcare Corp. (Ba1)
               8.00% due 01/15/05............        7,841
                                                ----------
                                                    39,611
                                                ----------
              INSURANCE -- 1.6%
    +11,150   Aetna, Inc. (Baa2)
               7.875% due 03/01/11...........       10,843
      4,300   Trenwick Group, Inc. (Baa2)
               6.70% due 04/01/03............        4,277
      5,400   Wellpoint Health Networks, Inc.
               (Baa1)
               6.375% due 06/15/06...........        5,357
                                                ----------
                                                    20,477
                                                ----------
              MEDIA & ENTERTAINMENT -- 2.5%
      1,000   Continental Cablevision, Inc.
               (A3)
               9.50% due 08/01/13............        1,111
     17,400   Liberty Media Corp. (Baa3)
               8.25% due 02/01/30............       14,961
      4,700   News America Holdings, Inc.
               (Baa3)
               7.75% due 12/01/45............        4,266
     12,000   USA Networks, Inc. (Baa3)
               6.75% due 11/15/05............       12,107
                                                ----------
                                                    32,445
                                                ----------
              MEDICAL INSTRUMENTS & SUPPLIES -- 0.5%
     @3,600   Apogent Technologies, Inc.
               (Baa3)
               8.00% due 04/01/11............        3,688
     @2,800   Omnicare, Inc. (Ba2)
               8.125% due 03/15/11...........        2,828
                                                ----------
                                                     6,516
                                                ----------
              METALS, MINERALS & MINING -- 1.6%
     13,750   Alcan, Inc. (A2)
               7.25% due 03/15/31............       13,551
      2,570   Newmont Mining Corp. (Baa3)
               8.625% due 05/15/11...........        2,538
      5,140   Santa Fe Pacific Gold
               Corp.(Baa3)
               8.375% due 07/01/05...........        5,178
                                                ----------
                                                    21,267
                                                ----------
              RESEARCH & TESTING FACILITIES -- 0.3%
      4,000   Quest Diagnostics, Inc. (Ba1)
               6.75% due 07/12/06............        3,964
                                                ----------
              RETAIL -- 0.7%
     +8,585   Stop & Shop Cos., Inc. (The)
               (Baa2 Other)
               9.75% due 02/01/02............        8,794
                                                ----------
              SOFTWARE & SERVICES -- 0.8%
     10,000   Computer Sciences Corp. (A2)
               6.75% due 06/15/06............        9,906
                                                ----------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.
                                      MF-22

--------------------------------------------------------------------------------





 PRINCIPAL                                        MARKET
  AMOUNT                                          VALUE
-----------                                     ----------
CORPORATE NOTES ++ -- (CONTINUED)
              TRANSPORTATION -- 1.7%
$     4,500   Fedex Corp. (Baa2)
               6.625% due 02/12/04...........   $    4,588
      8,230   Rockwell International Corp.
               (A1)
               5.20% due 01/15/98............        5,425
      6,000   Rockwell International Corp.
               (A1)
               6.70% due 01/15/28............        5,326
     @2,500   Sequa Corp. (Ba2)
               8.875% due 04/01/08...........        2,475
      4,447   US Airways, Inc. (A2)
               6.76% due 04/15/08............        4,324
                                                ----------
                                                    22,138
                                                ----------
              UTILITIES -- 3.1%
      1,750   Cleveland Electric Illuminating
               Co. (Aaa)
               7.13% due 07/01/07............        1,805
      3,600   CMS Panhandle Holding Co.
               (Baa3)
               6.125% due 03/15/04...........        3,540
      3,225   CMS Energy Corp. (Ba3)
               6.75% due 01/15/04............        3,138
        800   CMS Energy Corp. (Ba3)
               7.50% due 01/15/09............          740
      1,800   CMS Energy Corp. (Ba3)
               9.875% due 10/15/07...........        1,876
      1,341   El Paso Electric Co. (Ba3)
               9.40% due 05/01/11............        1,449
     @9,225   Mission Energy Holding Co.
               (Baa3)
               13.50% due 07/15/08...........        9,087
      3,100   PacifiCorp. (A2)
               6.12% due 01/15/06............        3,054
      4,000   Public Service Electric & Gas
               Co. (Aaa)
               7.00% due 09/01/24............        3,862
    @12,300   Sierra Pacific Power Co. (Aaa)
               8.00% due 06/01/08............       12,432
                                                ----------
                                                    40,983
                                                ----------
              Total corporate notes..........   $  494,748
                                                ==========
FOREIGN/YANKEE BONDS & NOTES ++ -- 14.7%
              FOREIGN CORPORATIONS -- 8.3%
      8,250   Amoco Co. (Aa1)
               6.00% due 06/09/08............   $    8,097
    +15,000   Bank of Tokyo-Mitsubishi Ltd.
               (A3)
               8.40% due 04/15/10............       15,903
      8,500   British Sky Broadcasting Group
               PLC (Ba1)
               8.20% due 07/15/09............        8,402
     10,300   British Telecommunications PLC
               (Baa1)
               8.625% due 12/15/30...........       11,233
      6,500   Enterprise Oil PLC (Baa1)
               6.50% due 05/01/05............        6,498




 PRINCIPAL                                        MARKET
  AMOUNT                                          VALUE
-----------                                     ----------
              FOREIGN CORPORATIONS -- (CONTINUED)
$     8,000   Enterprise Oil PLC (Baa1)
               6.70% due 09/15/07............   $    8,027
      1,000   Gulf Canada Resources Ltd.
               (Aa1)
               8.25% due 03/15/17............        1,078
      7,900   Inter-American Development Bank
               (Aaa)
               8.875% due 06/01/09...........        9,280
     +2,000   Koninkliijke (Royal) Phillips
               Electronic N.V. (A3)
               7.75% due 05/15/25............        2,039
      3,500   Koninkliijke (Royal) KPN N.V.
               (Baa2)
               8.00% due 10/01/10............        3,357
     +5,115   Koninkliijke (Royal) KPN N.V.
               (Baa2)
               8.375% due 10/01/30...........        4,705
      7,070   Marconi PLC (A3)
               8.375% due 09/15/30...........        5,921
      3,600   Placer Dome, Inc. (Baa2)
               7.125% due 05/15/03...........        3,647
      7,300   Placer Dome, Inc. (Baa2)
               7.125% due 06/15/07...........        7,157
      3,340   Potash Corp. Saskatchewan
               (Baa2)
               7.75% due 05/31/11............        3,410
      1,230   Rogers Cablesystems, Inc.
               (Baa3)
               10.125% due 09/01/12..........        1,307
      3,660   Shaw Communications, Inc.
               (Baa2)
               8.25% due 04/11/10............        3,846
      3,340   Stora Enso Oyj (Baa1)
               7.375% due 05/15/11...........        3,383
                                                ----------
                                                   107,290
                                                ----------
              FOREIGN GOVERNMENT -- 6.4%
EUR  27,500   Bundesschatzanweisungen (Aaa)
               4.50% due 03/15/02............       23,288
EUR   5,200   France BTAN (Aaa)
               3.00% due 07/12/01............        4,400
EUR  14,800   France BTAN (AAA S&P)
               4.75% due 03/12/02............       12,567
EUR   2,850   France O.A.T. (Aaa)
               7.50% due 07/25/01............        2,416
EUR   5,250   Italy BTPS (Aa3)
               4.50% due 07/01/01............        4,444
    +15,900   Province of Quebec (A2)
               5.50% due 04/11/06............       15,660
      8,850   Province of Quebec (A2)
               5.75% due 02/15/09............        8,518
EUR  13,800   Republic of Italy (Aa3)
               3.00% due 06/15/02............       11,536
                                                ----------
                                                    82,829
                                                ----------
              Total foreign/yankee bonds &
               notes.........................   $  190,119
                                                ==========

 HARTFORD BOND HLS FUND, INC.

 JUNE 30, 2001 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------





                                                  MARKET
  SHARES                                          VALUE
-----------                                     ----------
PREFERRED STOCKS -- 0.2%
              ENERGY & SERVICES -- 0.2%
         99   Coastal Finance Corp. .........   $    2,479
                                                ----------
              Total preferred stocks.........   $    2,479
                                                ==========


 PRINCIPAL
  AMOUNT
-----------
U.S. TREASURIES & FEDERAL AGENCIES -- 39.2%
              FEDERAL HOME LOAN MORTGAGE
               ASSOCIATION -- 0.4%
$     5,000   6.00% due 04/01/31-05/01/31....   $    4,807
                                                ----------
              FEDERAL NATIONAL MORTGAGE
               ASSOCIATION -- 21.3%
    202,749   6.00% due 07/01/12-07/01/31....      199,756
      2,817   6.48% due 12/01/05.............        2,884
     73,050   6.50% due 05/01/31-07/01/31....       71,919
                                                ----------
                                                   274,559
                                                ----------
              U.S. TREASURY BONDS -- 6.6%
    +56,900   6.00% due 08/15/09.............       59,172
     +8,200   6.50% due 08/15/05.............        8,682
     +7,950   8.75% due 08/15/20.............       10,522
     +5,830   11.875% due 11/15/03...........        6,786
                                                ----------
                                                    85,162
                                                ----------
              U.S. TREASURY NOTES -- 10.9%
    +12,200   4.75% due 02/15/04.............       12,266
    +24,000   5.25% due 05/15/04.............       24,422
    +39,700   5.50% due 05/15/09.............       40,049
     +6,200   5.75% due 11/15/05.............        6,385
    +21,980   5.875% due 11/15/04............       22,735
    +14,600   6.50% due 10/15/06.............       15,528
      2,300   6.75% due 05/15/05.............        2,449
    +16,350   7.875% due 11/15/04............       17,904
                                                ----------
                                                   141,738
                                                ----------
              Total U.S. treasuries & federal
               agencies......................   $  506,266
                                                ==========
SHORT-TERM SECURITIES -- 5.8%
              CORPORATE NOTES ++ -- 0.8%
$   @10,000   Entergy Gulf States, Inc.
               (Baa1)
               8.04% due 06/02/03............   $   10,015
                                                ----------
              REPURCHASE AGREEMENT -- 5.0%
     65,470   Joint Repurchase Agreement
               (See Note 2(d))
               3.95% due 07/02/01............       65,470
                                                ----------
              Total short-term securities....   $   75,485
                                                ==========



                                                   MARKET
                                                   VALUE
                                                 ----------
DIVERSIFICATION OF NET ASSETS:
Total asset-backed securities (cost
  $15,182)............................     1.2%  $   14,977
Total corporate notes (cost
  $498,993)...........................    38.3      494,748
Total foreign/yankee bonds & notes
  (cost $192,540).....................    14.7      190,119
Total preferred stocks (cost
  $2,214).............................     0.2        2,479
Total U.S. treasuries & federal
  agencies (cost $508,066)............    39.2      506,266
Total short-term securities (cost
  $75,470)............................     5.8       75,485
                                         -----   ----------
Total investment in securities (total
  cost $1,292,465)....................    99.4    1,284,074
Cash, receivables and other assets....     4.1       52,866
Securities lending collateral (See
  Note 2)(i)).........................    20.1      260,017
Payable for securities purchased......    (3.5)     (44,927)
Payable for Fund shares redeemed......    (0.0)         (26)
Securities lending collateral payable
  to brokers (See Note 2(i))..........   (20.1)    (260,017)
Other liabilities.....................    (0.0)        (180)
                                         -----   ----------
Net assets............................   100.0%  $1,291,807
                                         =====   ==========

SUMMARY OF SHAREHOLDERS' EQUITY:
Capital stock, par value $0.10 per share;
  2,000,000 shares authorized; 1,184,373
  shares outstanding..........................   $  118,437
Capital surplus...............................    1,140,210
Accumulated undistributed net investment
  income......................................       34,239
Accumulated net realized gain on
  investments.................................        7,385
Unrealized depreciation of investments........       (8,391)
Unrealized depreciation of other assets and
  liabilities in foreign currencies...........          (73)
                                                 ----------
Net assets....................................   $1,291,807
                                                 ==========

Class IA
  Net asset value per share ($1,213,999 / 1,112,929
    shares outstanding) (1,600,000 shares
    authorized).....................................  $1.09
                                                      =====
Class IB
  Net asset value per share ($77,808 / 71,444 shares
    outstanding) (400,000 shares authorized)........  $1.09
                                                      =====

 @ Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2001, the market value of these securities amounted to $45,790 or 3.5% of net assets.

 + All or a portion of this security was on loan as of June 30, 2001 (See Note
   2(i)).

++ THE RATINGS ASSOCIATED WITH THE CORRESPONDING BOND HOLDINGS WERE OBTAINED
   FROM MOODY'S AS OF JUNE 30, 2001, UNLESS ANOTHER SOURCE IS NOTED FOR A PARTICULAR SECURITY.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

 HARTFORD MONEY MARKET HLS FUND, INC.

 STATEMENT OF NET ASSETS
 JUNE 30, 2001 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------



PRINCIPAL                                           MARKET
 AMOUNT                                             VALUE
---------                                         ----------
COMMERCIAL PAPER -- 62.9%
$ 10,000    7-Eleven
             3.95% due 07/31/01................   $    9,968
  10,000    American Express Co.
             3.56% due 09/10/01................        9,931
  25,000    American Express Co.
             3.91% due 07/30/01................       24,924
   5,000    American Honda Finance Corp.
             4.64% due 07/09/01................        4,995
  31,425    Anheuser-Busch Cos., Inc.
             3.85% due 08/28/01................       31,233
   5,000    Anheuser-Busch Cos., Inc.
             3.90% due 08/20/01................        4,973
  20,000    BankAmerica Corp.
             4.49% due 08/07/01................       19,910
  15,000    Bradford & Bingley Building
             3.57% due 09/24/01................       14,875
  20,000    Bradford & Bingley Building
             4.22% due 07/23/01................       19,951
  20,000    Campbell Soup Co.
             3.76% due 08/30/01................       19,877
   5,000    Campbell Soup Co.
             3.86% due 08/27/01................        4,970
  15,000    Coca-Cola Co. (The)
             4.17% due 07/23/01................       14,964
  25,500    Dow Chemical Co. (The)
             3.79% due 08/13/01................       25,387
  23,000    du Pont (E.I.) de Nemours & Co.
             3.83% due 08/10/01................       22,905
  35,000    Eksportfinans
             3.59% due 09/18/01................       34,728
  10,000    Electronic Data Systems Corp.
             3.93% due 07/20/01................        9,980
  31,000    Federal Home Loan Mortgage
             3.67% due 03/15/02................       30,191
   9,000    Federal Home Loan Mortgage
             3.68% due 03/28/02................        8,753
  10,000    Federal Home Loan Mortgage
             3.75% due 03/27/02................        9,721
  15,000    Federal National Mortgage
             Association
             3.74% due 03/22/02................       14,590
  35,000    Federal National Mortgage
             Association
             4.86% due 08/09/01................       34,836
  20,000    Ford Motor Credit Corp.
             3.86% due 08/01/01................       19,936
  35,000    Gannett Co., Inc.
             3.90% due 07/05/01................       34,989
  10,000    General Electric Capital Corp.
             3.88% due 08/20/01................        9,947
  20,000    General Electric Capital Corp.
             4.63% due 07/10/01................       19,979
   5,000    General Motors Acceptance Corp.
             3.86% due 07/31/01................        4,984
   5,000    Gillette Co. (The)
             4.63% due 07/16/01................        4,991



PRINCIPAL                                           MARKET
 AMOUNT                                             VALUE
---------                                         ----------
$ 20,000    Gillette Co. (The)
             4.63% due 07/09/01................   $   19,982
  30,000    Halifax PLC
             3.60% due 09/18/01................       29,766
  15,000    Hewlett-Packard Co.
             3.89% due 08/13/01................       14,932
  20,000    Hewlett-Packard Co.
             4.18% due 07/31/01................       19,933
  30,500    Honeywell International, Inc.
             3.65% due 09/21/01................       30,250
  35,000    International Business Machines
             Corp.
             4.19% due 07/18/01................       34,935
  35,000    International Lease Finance Corp.
             4.19% due 07/23/01................       34,914
  10,000    KFW International Finance, Inc.
             3.71% due 09/14/01................        9,924
  10,000    KFW International Finance, Inc.
             4.18% due 07/24/01................        9,974
  11,900    Nationwide Building Society
             4.53% due 09/19/01................       11,782
  20,000    Nationwide Building Society
             4.57% due 07/09/01................       19,982
  20,000    Pfizer, Inc.
             3.80% due 07/24/01................       19,954
   6,000    Pfizer, Inc.
             3.90% due 07/02/01................        6,000
  35,000    State Street Corp.
             3.86% due 08/20/01................       34,816
  13,000    Svenska Handelsbanken, Inc.
             4.60% due 09/17/01................       12,872
  24,500    Swedbank
             4.55% due 08/06/01................       24,392
  35,000    Textron, Inc.
             4.13% due 07/02/01................       35,000
  25,000    Toronto-Dominion Holdings
             4.54% due 07/10/01................       24,975
  10,000    Toronto-Dominion Holdings
             5.30% due 07/17/01................        9,978
  19,000    Toyota Motor Credit Corp.
             3.83% due 07/23/01................       18,958
  30,000    UBS Finance (Delaware), Inc.
             3.56% due 09/04/01................       29,810
   5,000    UBS Finance (Delaware), Inc.
             4.65% due 07/16/01................        4,991
  15,000    Verizon Global Funding Corp.
             3.65% due 08/10/01................       14,941
  14,300    Verizon Global Funding Corp.
             3.78% due 08/17/01................       14,231
  10,000    Washington Post Co. (The)
             4.54% due 07/09/01................        9,991
  20,000    Washington Post Co. (The)
             4.62% due 07/16/01................       19,964
                                                  ----------
            Total commercial paper.............   $  983,735
                                                  ==========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.
                                      MF-25

 HARTFORD MONEY MARKET HLS FUND, INC.

 JUNE 30, 2001 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------





PRINCIPAL                                           MARKET
 AMOUNT                                             VALUE
---------                                         ----------
CORPORATE NOTES -- 30.3%
$ 30,000    Australia & New Zealand Banking
             Group
             3.91% due 12/13/01................   $   30,015
  28,500    Bank One Corp.
             3.947% due 12/20/01...............       28,527
   5,500    Bank One Corp.
             4.904% due 01/07/02...............        5,504
  13,000    BankAmerica Corp.
             4.235% due 02/11/02...............       13,009
  @5,000    Cargill, Inc.
             4.51% due 01/22/02................        5,003
 @11,000    Cargill, Inc.
             4.90% due 01/14/02................       11,011
  30,000    Caterpillar Financial Services
             4.176% due 02/28/02...............       30,036
  10,000    Chase Manhattan Corp.
             4.51% due 01/29/02................       10,015
  14,200    Chase Manhattan Corp.
             4.53% due 04/23/02................       14,220
  19,000    Citicorp
             4.39% due 02/21/02................       19,046
  20,000    Deere (John) Capital Corp.
             4.71% due 01/14/02................       19,992
  20,000    First Union National Bank
             4.05% due 11/21/01................       20,000
  13,500    Fleet National Bank
             4.03% due 03/06/02................       13,511
  11,000    Fleet National Bank
             4.439% due 02/01/02...............       11,013
  14,500    Ford Motor Credit Corp.
             5.125% due 10/15/01...............       14,482
   9,500    General Motors Acceptance Corp.
             4.018% due 12/10/01...............        9,497
  16,000    General Motors Acceptance Corp.
             4.86% due 01/15/02................       16,006
  15,000    Goldman Sachs Group, Inc. (The)
             3.798% due 03/21/02...............       15,000
  20,000    Goldman Sachs Group, Inc. (The)
             3.925% due 12/27/01...............       20,028
 @30,000    Honda Motor Corp.
             4.279% due 02/08/02...............       30,000
  14,000    Key Bank N.A.
             4.71% due 10/26/01................       14,017
  11,500    Merrill Lynch & Co., Inc.
             4.39% due 01/28/02................       11,507
   9,000    Morgan (J.P.) Chase & Co., Inc.
             4.54% due 01/28/02................        9,014
  32,500    Morgan Stanley Dean Witter & Co.
             4.058% due 12/17/01...............       32,532
  30,000    PNC Bank N.A.
             4.48% due 01/24/02................       30,021
 @32,500    Unilever Capital Corp.
             6.649% due 09/07/01...............       32,508
   9,000    Wells Fargo & Co.
             4.46% due 04/26/02................        9,012
                                                  ----------
            Total corporate notes..............   $  474,526
                                                  ==========


PRINCIPAL                                           MARKET
 AMOUNT                                             VALUE
---------                                         ----------
REPURCHASE AGREEMENT -- 4.4%
$ 69,067    Joint Repurchase Agreement
             (See Note 2(d))
             9.95% due 07/02/01................   $   69,067
                                                  ----------
            Total repurchase agreement.........   $   69,067
                                                  ==========


DIVERSIFICATION OF NET ASSETS:
Total commercial paper (cost
  $983,735)...........................    62.9%  $  983,735
Total corporate notes (cost
  $474,528)...........................    30.3      474,526
Total repurchase agreements (cost
  $69,067)............................     4.4       69,067
                                         -----   ----------
Total investment in securities (total
  cost $1,527,330)....................    97.6    1,527,328
Cash, receivables and other assets....     2.7       41,954
Dividends payable.....................    (0.3)      (5,144)
Other liabilities.....................    (0.0)         (17)
                                         -----   ----------
Net assets............................   100.0%  $1,564,121
                                         =====   ==========

SUMMARY OF SHAREHOLDERS' EQUITY:
Capital stock, par value 0.10 per share;
  3,000,000 shares authorized; 1,564,121
  shares outstanding..........................   $  156,412
Capital surplus...............................    1,407,709
                                                 ----------
Net assets....................................   $1,564,121
                                                 ==========
Class IA
  Shares of beneficial interest outstanding,
    $0.10 par value 2,475,000 shares
    authorized (Net assets $1,468,458)........    1,468,458
                                                 ==========
  Net asset value.............................        $1.00
                                                 ==========
Class IB
  Shares of beneficial interest outstanding,
    $0.10 par value 525,000 shares authorized
    (Net assets $95,663)......................       95,663
                                                 ==========
  Net asset value.............................        $1.00
                                                 ==========

 @ Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2001, the market value of these securities amounted to $78,522 or 5.0% of net assets.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.
                                      MF-26

                      (This page intentionally left blank)

 HARTFORD HLS MUTUAL FUNDS

 STATEMENTS OF OPERATIONS
 FOR THE PERIOD ENDED JUNE 30, 2001 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------



                                                                 HARTFORD         HARTFORD         HARTFORD
                                                                  SMALL           CAPITAL       INTERNATIONAL
                                                                 COMPANY        APPRECIATION    OPPORTUNITIES
                                                              HLS FUND, INC.   HLS FUND, INC.   HLS FUND, INC.
                                                              --------------   --------------   --------------
INVESTMENT INCOME:
  Dividends.................................................    $   1,464         $ 39,960        $  15,428
  Interest..................................................        1,799           21,253            1,766
  Securities lending........................................          286            1,094              960
  Less: Foreign tax withheld................................           --             (478)          (1,945)
                                                                ---------         --------        ---------
     Total investment income (loss), net....................        3,549           61,829           16,209
                                                                ---------         --------        ---------
EXPENSES:
  Investment advisory fees..................................        2,171           21,274            3,053
  Administrative services fees..............................          836            9,807            1,232
  Accounting services.......................................           84              982              123
  Custodian fees, gross.....................................           15              367              524
  Custodian fees expense offset.............................           (4)             (26)              (4)
  Board of Directors fees...................................            2               21                3
  Distribution Fees -- Class IB.............................           54              247               31
  Other expenses............................................           39              480               59
                                                                ---------         --------        ---------
     Total expenses, (before waivers).......................        3,197           33,152            5,021
  Distribution Fees -- Class IB waived......................          (15)             (69)              (9)
                                                                ---------         --------        ---------
  Total expenses, net.......................................        3,182           33,083            5,012
                                                                ---------         --------        ---------
  Net investment income (loss)..............................          367           28,746           11,197
                                                                ---------         --------        ---------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain (loss) on security transactions.........     (107,389)          48,833          (88,992)
  Net realized gain (loss) on futures contracts.............        1,471               --               --
  Net realized gain (loss) on forward foreign currency
     contracts..............................................            4           17,294             (150)
  Net realized gain (loss) on option contracts..............           --               --               --
  Net realized gain (loss) on foreign currency
     transactions...........................................           (8)            (697)          (1,732)
  Net unrealized appreciation (depreciation) of
     investments............................................       (2,136)          39,219          (93,307)
  Net unrealized appreciation (depreciation) of futures
     contracts..............................................          246               --               --
  Net unrealized appreciation (depreciation) of forward
     foreign currency contracts.............................           --               20              157
  Net unrealized appreciation (depreciation) on translation
     of other assets and liabilities in foreign
     currencies.............................................            1               28             (697)
  Net unrealized appreciation (depreciation) of option
     contracts..............................................           --               --               --
                                                                ---------         --------        ---------
  Net realized and unrealized gain (loss) on investments....     (107,811)         104,697         (184,721)
                                                                ---------         --------        ---------
  Net increase (decrease) in net assets resulting from
     operations.............................................    $(107,444)        $133,443        $(173,524)

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.
                                      MF-28

--------------------------------------------------------------------------------



                              HARTFORD
             HARTFORD       DIVIDEND AND       HARTFORD         HARTFORD         HARTFORD
              STOCK            GROWTH          ADVISERS           BOND         MONEY MARKET
          HLS FUND, INC.   HLS FUND, INC.   HLS FUND, INC.   HLS FUND, INC.   HLS FUND, INC.
          --------------   --------------   --------------   --------------   --------------
            $  49,972        $  33,170        $  44,681         $    104         $    --
                4,639            2,004          161,543           37,519          38,394
                  149              252            2,652              421              --
                   --             (224)              --               (3)             --
            ---------        ---------        ---------         --------         -------
               54,760           35,202          208,876           38,041          38,394
            ---------        ---------        ---------         --------         -------
               11,621            7,201           28,329            1,698           1,815
                9,123            3,184           13,125            1,185           1,452
                  914              319            1,314              119             145
                   23               10               44               22               8
                   (2)              (4)             (12)              (4)             (7)
                   20                7               28                3               3
                  215               72              396               64              86
                  561              152              688               46              58
            ---------        ---------        ---------         --------         -------
               22,475           10,941           43,912            3,133           3,560
                  (60)             (20)            (111)             (18)            (24)
            ---------        ---------        ---------         --------         -------
               22,415           10,921           43,801            3,115           3,536
            ---------        ---------        ---------         --------         -------
               32,345           24,281          165,075           34,926          34,858
            ---------        ---------        ---------         --------         -------
              (57,104)          51,681           (6,062)          35,127               9
                   --               --               --               --              --
                   (2)              --               (2)            (390)             --
                   --              146               --               --              --
                    1               (2)               1             (429)             --
             (739,504)        (121,945)        (658,615)         (31,773)             --
                   --               --               --               --              --
                   --               --               --               --              --
                   --                2               --             (141)             --
                   --             (105)              --               --              --
            ---------        ---------        ---------         --------         -------
             (796,609)         (70,223)        (664,678)           2,394               9
            ---------        ---------        ---------         --------         -------
            $(764,264)       $ (45,942)       $(499,603)        $ 37,320         $34,867
            =========        =========        =========         ========         =======

 HARTFORD HLS MUTUAL FUNDS

 STATEMENTS OF CHANGES IN NET ASSETS
 FOR THE PERIOD ENDED JUNE 30, 2001 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------



                                                                 HARTFORD          HARTFORD          HARTFORD
                                                                  SMALL            CAPITAL        INTERNATIONAL
                                                                 COMPANY         APPRECIATION     OPPORTUNITIES
                                                              HLS FUND, INC.    HLS FUND, INC.    HLS FUND, INC.
                                                              --------------    --------------    --------------
OPERATIONS:
  Net investment income (loss)..............................    $     367        $    28,746        $   11,197
  Net realized gain (loss) on investments...................     (105,922)            65,430           (90,874)
  Net unrealized appreciation (depreciation) of
    investments.............................................       (1,889)            39,267           (93,847)
                                                                ---------        -----------        ----------
  Net increase (decrease) in net assets resulting from
    operations..............................................     (107,444)           133,443          (173,524)
                                                                ---------        -----------        ----------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income
    Class IA................................................           --               (523)           (1,384)
    Class IB................................................           --                (11)              (67)
  From net realized gain on investments
    Class IA................................................      (55,117)        (2,589,918)         (154,454)
    Class IB................................................       (3,553)           (72,932)           (3,867)
                                                                ---------        -----------        ----------
    Total distributions.....................................      (58,670)        (2,663,384)         (159,772)
                                                                ---------        -----------        ----------
CAPITAL SHARE TRANSACTIONS:
    Class IA................................................       65,969          2,561,699           109,291
    Class IB................................................       19,199            210,960            15,760
                                                                ---------        -----------        ----------
  Net increase (decrease) from capital share transactions...       85,168          2,772,659           125,051
                                                                ---------        -----------        ----------
  Net increase (decrease) in net assets.....................      (80,946)           242,718          (208,245)
NET ASSETS:
  Beginning of period.......................................      949,853          9,717,956         1,345,291
                                                                ---------        -----------        ----------
  End of period.............................................    $ 868,907        $ 9,960,674        $1,137,046
                                                                =========        ===========        ==========
Accumulated undistributed (distribution in excess of) net
  investment income.........................................    $     367        $    28,477        $   10,527
                                                                =========        ===========        ==========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.
                                      MF-30

--------------------------------------------------------------------------------





                        HARTFORD
       HARTFORD       DIVIDEND AND       HARTFORD         HARTFORD         HARTFORD
        STOCK            GROWTH          ADVISERS           BOND         MONEY MARKET
    HLS FUND, INC.   HLS FUND, INC.   HLS FUND, INC.   HLS FUND, INC.   HLS FUND, INC.
    --------------   --------------   --------------   --------------   --------------
      $   32,345       $   24,281      $   165,075       $   34,926       $   34,858
         (57,105)          51,825           (6,063)          34,308                9
        (739,504)        (122,048)        (658,615)         (31,914)              --
      ----------       ----------      -----------       ----------       ----------
        (764,264)         (45,942)        (499,603)          37,320           34,867
      ----------       ----------      -----------       ----------       ----------
              --           (1,693)        (256,576)         (59,005)         (33,327)
              --              (46)          (4,716)          (3,698)          (1,540)
        (641,294)        (201,137)        (617,329)              --               --
         (15,953)          (5,550)         (19,622)              --               --
      ----------       ----------      -----------       ----------       ----------
        (657,247)        (208,426)        (898,243)         (62,703)         (34,867)
      ----------       ----------      -----------       ----------       ----------
         381,242          268,758          360,459          203,844          226,183
         109,564           60,321          183,001           48,752           59,393
      ----------       ----------      -----------       ----------       ----------
         490,806          329,079          543,460          252,596          285,576
      ----------       ----------      -----------       ----------       ----------
        (930,705)          74,711         (854,386)         227,213          285,576
       9,726,095        3,225,272       13,682,754        1,064,594        1,278,545
      ----------       ----------      -----------       ----------       ----------
      $8,795,390       $3,299,983      $12,828,368       $1,291,807       $1,564,121
      ==========       ==========      ===========       ==========       ==========
      $   32,346       $   24,274      $   165,075       $   34,239       $       --
      ==========       ==========      ===========       ==========       ==========

 HARTFORD HLS MUTUAL FUNDS

 FOR THE PERIOD ENDED DECEMBER 31, 2000
 (000'S OMITTED)
--------------------------------------------------------------------------------



                                                                                  HARTFORD         HARTFORD
                                                                 HARTFORD         CAPITAL       INTERNATIONAL
                                                              SMALL COMPANY     APPRECIATION    OPPORTUNITIES
                                                              HLS FUND, INC.   HLS FUND, INC.   HLS FUND, INC.
                                                              --------------   --------------   --------------
OPERATIONS:
  Net investment income (loss)..............................    $      (9)      $    59,836       $   17,827
  Net realized gain (loss) on investments...................      (22,797)        2,667,437          113,522
  Net unrealized appreciation (depreciation) of
    investments.............................................     (134,858)       (1,658,277)        (386,603)
                                                                ---------       -----------       ----------
  Net increase (decrease) in net assets resulting from
    operations..............................................     (157,664)        1,068,996         (255,254)
                                                                ---------       -----------       ----------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income
    Class IA................................................           --           (62,140)         (21,816)
    Class IB................................................           --              (727)            (198)
  From net realized gain on investments
    Class IA................................................     (117,755)       (1,266,215)        (171,516)
    Class IB................................................       (3,080)           (7,838)          (1,224)
                                                                ---------       -----------       ----------
    Total distributions.....................................     (120,835)       (1,336,920)        (194,754)
                                                                ---------       -----------       ----------
CAPITAL SHARE TRANSACTIONS:
    Class IA................................................      421,643         1,881,017          198,402
    Class IB................................................       39,207           118,867           18,858
                                                                ---------       -----------       ----------
  Net increase (decrease) from capital share transactions...      460,850         1,999,884          217,260
                                                                ---------       -----------       ----------
  Net increase (decrease) in net assets.....................      182,351         1,731,960         (232,748)
NET ASSETS:
  Beginning of period.......................................      767,502         7,985,996        1,578,039
                                                                ---------       -----------       ----------
  End of period.............................................    $ 949,853       $ 9,717,956       $1,345,291
                                                                =========       ===========       ==========
  Accumulated undistributed (distribution in excess of) net
    investment income.......................................    $      --       $       265       $      781
                                                                =========       ===========       ==========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.
                                      MF-32

--------------------------------------------------------------------------------





                              HARTFORD
             HARTFORD       DIVIDEND AND       HARTFORD         HARTFORD         HARTFORD
              STOCK            GROWTH          ADVISERS           BOND         MONEY MARKET
          HLS FUND, INC.   HLS FUND, INC.   HLS FUND, INC.   HLS FUND, INC.   HLS FUND, INC.
          --------------   --------------   --------------   --------------   --------------
           $    59,645       $   51,664      $   341,298       $   64,244       $   67,800
               681,114          208,473          636,933          (10,657)             (33)
            (1,415,711)          51,412       (1,081,161)          58,901               --
           -----------       ----------      -----------       ----------       ----------
              (674,952)         311,549         (102,930)         113,488           67,767
           -----------       ----------      -----------       ----------       ----------
               (61,375)         (50,034)        (108,406)          (4,427)         (66,782)
                  (761)            (498)          (1,821)             (94)            (985)
            (1,024,729)        (282,315)      (1,188,034)              --               --
                (8,655)          (1,888)         (15,623)              --               --
           -----------       ----------      -----------       ----------       ----------
           ((1,095,520)         334,735)      (1,313,884)          (4,521)         (67,767)
           -----------       ----------      -----------       ----------       ----------
             1,943,031            5,708          754,076          (52,284)         (15,161)
               105,713           18,931          134,279           13,233           27,466
           -----------       ----------      -----------       ----------       ----------
             2,048,744           24,639          879,355          (39,051)          12,305
           -----------       ----------      -----------       ----------       ----------
               278,272            1,453         (537,459)          69,916           12,305
             9,447,823        3,223,819       14,220,213          994,678        1,266,240
           -----------       ----------      -----------       ----------       ----------
           $ 9,726,095       $3,225,272      $13,682,754       $1,064,594       $1,278,545
           ===========       ==========      ===========       ==========       ==========
           $         1       $    1,732      $   261,292       $   62,016       $       --
           ===========       ==========      ===========       ==========       ==========

 HARTFORD HLS MUTUAL FUNDS

 NOTES TO FINANCIAL STATEMENTS
 JUNE 30, 2001 (UNAUDITED)
 ($000 OMITTED)
--------------------------------------------------------------------------------

1.   ORGANIZATION:

     Hartford Small Company HLS Fund, Inc., Hartford Capital Appreciation HLS Fund, Inc., Hartford International Opportunities HLS Fund, Inc., Hartford Stock HLS Fund, Inc., Hartford Dividend and Growth HLS Fund, Inc., Hartford Advisers Fund HLS Fund, Inc., Hartford Bond HLS Fund, Inc. and Hartford Money Market HLS Fund, Inc. (each a "Fund" or together the "Funds") are organized under the laws of the State of Maryland and are registered with the Securities and Exchange Commission (SEC) under the Investment Company Act of 1940, as amended, as diversified open-end management investment companies.

     The Funds serve as the underlying investment vehicles for certain variable annuity and variable life insurance separate accounts and group pension contracts of Hartford Life Insurance Company and Hartford Life and Annuity Insurance Company (collectively, The Hartford Life Insurance Companies) as well as certain qualified retirement plans. The Hartford Life Insurance Companies are affiliates of the Funds. The Funds, which have different investment goals and policies, are described below.


    Hartford Small Company HLS Fund, Inc.                --   Seeks growth of capital by investing primarily
                                                              in stocks selected on the basis of potential for
                                                              capital appreciation and that are within the
                                                              range represented by the Russell 2000 Index.
    Hartford Capital Appreciation HLS Fund, Inc.         --   Seeks growth of capital by investing primarily
                                                              in stocks selected on the basis of potential for
                                                              capital appreciation.
    Hartford International Opportunities HLS Fund, Inc.  --   Seeks growth of capital by investing primarily
                                                              in stocks issued by non-U.S. companies.
    Hartford Stock HLS Fund, Inc.                        --   Seeks long-term growth of capital, with income
                                                              as a secondary consideration, by investing
                                                              primarily in stock.
    Hartford Dividend and Growth HLS Fund, Inc.          --   Seeks a high level of current income consistent
                                                              with growth of capital and moderate investment
                                                              risk. Primary investments are equity securities
                                                              and securities convertible into equity
                                                              securities that typically have above average
                                                              yield.
    Hartford Advisers HLS Fund, Inc.                     --   Seeks maximum long-term total rate of return
                                                              (capital growth and current income) through
                                                              investment in a varying mix of stocks, bonds and
                                                              money market instruments.
    Hartford Bond HLS Fund, Inc.                         --   Seeks maximum current income consistent with
                                                              preservation of capital through investing
                                                              primarily in debt securities.
    Hartford Money Market HLS Fund, Inc.                 --   Seeks a high level of current income consistent
                                                              with liquidity and preservation of capital
                                                              through investment in money-market securities.

Each Fund is divided into Class IA and IB shares. Each class is offered at net asset value without a sales charge and is subject to the same expenses except that the Class IB shares are subject to distribution fees charged pursuant to a Rule 12-b1 plan. Distribution and Service Plans have been adopted in accordance with Rule 12b-1 of the Investment Company Act of 1940, as amended.

--------------------------------------------------------------------------------



2.   SIGNIFICANT ACCOUNTING POLICIES:

     The following is a summary of significant accounting policies of the Funds, which are in accordance with generally accepted accounting principles in the investment company industry:

     a) SECURITY TRANSACTIONS--Security transactions are recorded on the trade date (the day the order to buy or sell is executed). Security gains and losses are determined on the basis of identified cost.

     b) SECURITY VALUATION--Equity securities are valued at the last sales price reported on principal securities exchanges on which such securities are traded (domestic or foreign) or on the principal over-the-counter market on which such securities are traded as of the close of business on the day the securities are being valued. If no sale occurred on a particular day and in the case of certain equity securities traded over-the-counter, then such securities are valued at the mean between the bid and asked prices. Securities quoted in foreign currencies are translated into U.S. dollars at the prevailing exchange rates at the end of each business day. Options are valued at the last sales price; if no sale took place on such day, then options are valued at the mean between the bid and asked prices. Securities for which market quotations are not readily available and all other assets are valued in good faith at their fair values under the direction of the Funds' Board of Directors.

         Debt securities (other than short-term obligations) are valued on the basis of valuations furnished by an unaffiliated pricing service which determines valuations for normal institutional size trading units of debt securities. Mortgage securities are valued at the bid price. Short-term securities held in Hartford Money Market HLS Fund, Inc. are valued at amortized cost or original cost plus accrued interest receivable, both of which approximate market value. In the remaining Funds, short-term investments purchased with a maturity of 60 days or less are valued at amortized cost, which approximates market value. Short-term investments purchased with a maturity of more than 60 days are valued based on market quotations until the remaining days to maturity become less than 61 days. From such time until maturity, the investments are valued at amortized cost

     c) FOREIGN CURRENCY TRANSACTIONS--The accounting records of the Funds are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at the prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

         The Funds do not isolate that portion of the results of operations resulting from changes in the foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

         Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

     d) REPURCHASE AGREEMENTS--A repurchase agreement is an agreement by which the seller of a security agrees to repurchase the security sold at a mutually agreed upon time and price. At the time the Funds enter into a repurchase agreement, the value of the underlying collateral security(ies), including accrued interest, will be equal to or exceed the value of the repurchase agreement. Securities which serve to collateralize the repurchase agreement are held by each Fund's custodian in book entry or physical form in the custodial account of the Fund. Repurchase agreements are valued at cost plus accrued interest receivable. All repurchase agreements are handled through the Fund's custodian, State Street Bank.

         Certain Funds, together with other investment management companies having investment advisory agreements with Wellington Management Company, LLP (Wellington) have an interest in a $2,316,086 joint repurchase agreement dated 06/29/01 with State Street Bank, 3.94% due 07/02/01. This joint repurchase agreement is collateralized by $1,481,061 U.S. Treasury Bonds 3.65% - 14.25% due 11/23/01 - 08/15/28,
         $817,399 U.S.

 HARTFORD HLS MUTUAL FUNDS

 JUNE 30, 2001 (UNAUDITED)
 ($000 OMITTED)
--------------------------------------------------------------------------------



         Treasury Notes 4.25% - 7.00% due 08/31/01 - 08/15/07 and $64,471 U.S.
         Treasury Bills 3.65% due 11/23/01. The participating Funds and their respective maturity amounts are as follows:



                                                             MATURITY
FUND                                                          AMOUNT
-----------------------------------------------------------  --------
Hartford Small Company HLS Fund, Inc. .....................  $ 58,965
Hartford Capital Appreciation HLS Fund, Inc. ..............   974,024
Hartford International Opportunities HLS Fund, Inc. .......    34,666
Hartford Stock HLS Fund, Inc. .............................   104,460
Hartford Dividend and Growth HLS Fund, Inc. ...............    89,483
Hartford Advisers HLS Fund, Inc. ..........................   290,353

        Hartford Bond HLS Fund, Inc. and Hartford Money Market HLS Fund, Inc. together with other investment management companies having investment advisory agreements with The Hartford Investment Management Company (HIMCO) has an interest in a $234,765 joint repurchase agreement dated 06/29/01 with State Street Bank, 3.95% due 07/02/01. This joint repurchase agreement is collateralized by $234,842 U.S. Treasury Bonds 3.875% - 6.875 due 08/15/25 - 04/15/29. The maturity amount for the
        Hartford Bond HLS Fund, Inc. is $65,492. The maturity amount for Hartford Money Market HLS Fund, Inc. is $69,090.

     e) JOINT TRADING ACCOUNT--Pursuant to an exemptive order issued by the SEC, the Funds may transfer uninvested cash balances into a joint trading account managed by HIMCO or Wellington. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

     f) FUTURES, OPTIONS ON FUTURES AND OPTIONS TRANSACTIONS--The Funds enter into futures contracts to retain their cash balance and yet be exposed to the market, thereby providing the liquidity necessary to accommodate redemptions while at the same time providing shareholders with the investment return of a fully invested portfolio. A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date. When the Funds enter into such contracts, they are required to deposit with their custodian an amount of "initial margin" of cash or U.S. Treasury bills. Subsequent payments, called maintenance margin, to and from the broker-dealer, are made on a daily basis as the price of the underlying debt security fluctuates, making the long and short positions in the futures contract more or less valuable (i.e., mark-to-market), which results in an unrealized gain or loss to the Funds. The market value of a traded futures contract is the last sale price. In the absence of a last sale price, the last offering price is used. In the absence of either of these prices, fair value is determined according to procedures established by the Funds' Board of Directors. The variation margin on futures contracts is included in cash, receivables and other assets as applicable, in the Fund's Statement of Net Assets.

         At any time prior to the expiration of the futures contract, the Funds may close the position by taking an opposite position which would operate to terminate the position in the futures contract. A final determination of maintenance margin is then made, additional cash is required to be paid by or released to the Funds and the Funds realize a gain or loss.

         The use of futures contracts involve elements of market and counter party risk, which may exceed the amounts recognized in the Statements of Net Assets. Change in the value of the futures contracts may decrease the effectiveness of the Fund's strategies and potentially result in loss.

         The premium paid by a Fund for the purchase of a call or put option is included in the Fund's Statement of Net Assets as cash, receivables and other assets and subsequently "marked-to-market" to reflect the current market value of the option purchased as of the end of the reporting period. If an option, which the Fund has purchased, expires on its stipulated expiration date, the Fund realizes a loss in the amount of the cost of the option. If the Fund enters into a closing transaction, it realizes a gain or loss, depending on whether the proceeds from the sale are greater or less than the cost of the option. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. If the Fund exercises a call option, the cost of the security, which the Fund purchases upon exercise, will be increased by the premium originally paid to buy the call.

--------------------------------------------------------------------------------



         The Funds may write covered options. "Covered" means that so long as the Fund is obligated as the writer of an option, it will own either the underlying securities or currency or an option to purchase or sell the same underlying securities or currency having an expiration date of the covered option at an exercise price equal to or less than the exercise price of the covered option, or will establish or maintain with its custodian for the term of the option a "segregated account" consisting of cash or other liquid securities having a value equal to the fluctuating market value of the option securities or currencies. The Fund receives a premium from writing a call or put option, which increases the Fund's return if the option expires unexercised or is closed out at a net profit. The Funds' option activity was as follows for the six months ended June 30, 2001:

                      OPTION CONTRACTS ACTIVITY DURING THE PERIOD



                                                                      HARTFORD DIVIDEND AND
                                                                      GROWTH HLS FUND, INC.
                                                                      ----------------------
                                                                      NUMBER OF     PREMIUM
        CALLS WRITTEN                                                 CONTRACTS     AMOUNTS
        ------------------------------------------------------------  ----------    --------
        Beginning of the period.....................................        1         $176
        Written during the period...................................       --           --
        Expired during the period...................................       (1)         (81)
        Closed during the period....................................      #--          (95)
        Exercised during the period.................................       --           --
                                                                         ----         ----
        Balance at the end of the period............................       --         $ --
                                                                         ====         ====

        # Due to the presentation of the financial statements in thousands, the number of contracts round to zero.

     g) FORWARD FOREIGN CURRENCY CONTRACTS--As of June 30, 2001, Hartford Capital Appreciation HLS Fund, Inc. and Hartford International Opportunities HLS Fund, Inc. had entered into forward foreign currency exchange contracts that obligate the funds to repurchase/replace or sell currencies at specified future dates. The Funds enter into forward foreign currency contracts to hedge against adverse fluctuations in exchange rates between currencies. The forward foreign currency contracts' costs are included in excess of cash, receivables and other assets over liabilities or excess of liabilities over cash, receivables and other assets, as applicable, in the Funds' Statement of Net Assets.

         Forward foreign currency contracts involve elements of markets risk in excess of the amount reflected in the Statement of Net Assets. In addition, risk may arise upon entering into these contracts from the potential inability of the counter-parties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar.

     h) INDEXED SECURITIES--The Funds may invest in indexed securities whose values are linked to changes in interest rates, indices, or other underlying instruments. The Funds use these securities to increase or decrease its exposure to different underlying instruments and to gain exposure to markets that might be difficult to invest in through conventional securities. Indexed securities are shown at market value in the Statement of Net Assets, if applicable. Indexed securities may be more volatile than their underlying instruments, but any loss is limited to the amount of the original investment and there is a limit to the potential appreciation of the investment.

     i) SECURITIES LENDING--The Funds, except for the Hartford Money Market HLS Fund, Inc., may lend their securities to certain qualified brokers who pay these Funds negotiated lender fees. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, these Funds may bear the risk of delay in recovery of the loaned securities or even loss

 HARTFORD HLS MUTUAL FUNDS

 JUNE 30, 2001 (UNAUDITED)
 ($000 OMITTED)
--------------------------------------------------------------------------------



       of rights in the collateral should the borrower of the securities fail financially. As of June 30, 2001, the market value of the securities loaned and the market value of the collateral were as follows:



                                                                      MARKET VALUE OF
                                                                      SECURITIES         MARKET VALUE OF
        FUND                                                          LOANED             COLLATERAL
        ------------------------------------------------------------  ---------------    ---------------
        Hartford Small Company HLS Fund, Inc. ......................    $  137,705         $  142,822
        Hartford Capital Appreciation HLS Fund, Inc. ...............       421,016            439,674
        Hartford International Opportunities HLS Fund, Inc. ........       137,842            144,885
        Hartford Stock HLS Fund, Inc. ..............................        28,786             30,758
        Hartford Dividend and Growth HLS Fund, Inc. ................       121,058            124,589
        Hartford Advisers HLS Fund, Inc. ...........................     1,503,909          1,535,183
        Hartford Bond HLS Fund, Inc. ...............................       254,691            260,017

     j) FEDERAL INCOME TAXES--For federal income tax purposes, the Funds intend to continue to qualify as regulated investment companies under Subchapter M of the Internal Revenue Code by distributing substantially all of their taxable net investment income and net realized capital gains to their shareholders or otherwise complying with the requirements of regulated investment companies. Accordingly, no provision for federal income taxes has been made in the accompanying financial statements.

     k) FUND SHARE VALUATION AND DISTRIBUTIONS TO SHAREHOLDERS--Orders for the Funds' shares are executed in accordance with the investment instructions of the contract holders. Dividend income is accrued as of the ex-dividend date, except that certain dividends for foreign securities where the ex-dividend date may have passed, are recorded as soon as the fund is informed of the ex-dividend data in the exercise of due diligence. Interest income and expenses are accrued on a daily basis. The net asset value of each Fund's shares is determined as of the close of each business day of the New York Stock Exchange (the Exchange). Orders for the purchase of a Fund's shares received prior to the close of the Exchange on any day on which the Fund is open for business are priced at the per-share net asset value determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined per-share net asset value.

         Dividends are declared by the Funds' Board of Directors based upon the investment performance of the respective Funds. The policy of all funds except the Hartford Money Market HLS Fund, Inc. is to pay dividends from net investment income and distribute realized capital gains, if any, at least once a year.

         Hartford Money Market HLS Fund, Inc. seeks to maintain a stable net asset value per share of $1.00 by declaring a daily dividend from net investment income, including net short-term capital gains and losses, and by valuing its investments using the amortized cost method. Dividends are distributed monthly.

         Distributions from net investment income, realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. These differences include the treatment of non-taxable dividends, expiring capital loss carryforwards, foreign currency gains and losses, partnerships, losses deferred due to wash sales and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions result in reclassifications to capital accounts (see Note 6).

     l) USE OF ESTIMATES--The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Operating results in the future could vary from the amounts derived from management's estimates.

    m) RESTRICTED SECURITIES--Each Fund is permitted to invest up to 15% of its net assets in illiquid securities, except for Money Market HLS Fund, Inc., which may invest up to 10% in such securities. "Illiquid Securities" are those that may not be sold or disposed of in the ordinary course of business, at approximately the price used to

--------------------------------------------------------------------------------



        determine a Fund's net asset value per share. Each Fund may also purchase certain restricted securities, commonly known as Rule 144A securities, that can be resold to institutions and which may be determined to be liquid pursuant to policies and guidelines established by the Funds' Board of Directors. As of June 30, 2001, the Funds did not hold any restricted securities (excluding 144A issues).

3.   EXPENSES:

     a) INVESTMENT MANAGEMENT AND ADVISORY AGREEMENTS--HL Investment Advisors, LLC (HL Advisors) an indirect wholly-owned subsidiary of The Hartford Financial Services Group, Inc. (The Hartford), serves as investment manager to the Funds pursuant to investment management agreements approved by each Fund's Board of Directors and shareholders.

         The schedule below reflects the rates of compensation paid to HL Advisors for services rendered, a portion of which is used to compensate Wellington or HIMCO:

                           HARTFORD MONEY MARKET HLS FUND, INC.



           AVERAGE DAILY NET ASSETS       ANNUAL RATE
           -----------------------------  -----------
           All Assets                        0.250%


                            HARTFORD STOCK HLS FUND, INC. AND
                               HARTFORD BOND HLS FUND, INC.


           AVERAGE DAILY NET ASSETS       ANNUAL RATE
           -----------------------------  -----------
           On first $250 million             0.325%
           On next $250 million              0.300
           On next $500 million              0.275
           Over $1 billion                   0.250

                     HARTFORD SMALL COMPANY HLS FUND, INC.,
                 HARTFORD CAPITAL APPRECIATION HLS FUND, INC.,
              HARTFORD INTERNATIONAL OPPORTUNITIES HLS FUND, INC.,
                HARTFORD DIVIDEND AND GROWTH HLS FUND, INC. AND
                        HARTFORD ADVISERS HLS FUND, INC.



           AVERAGE DAILY NET ASSETS       ANNUAL RATE
           -----------------------------  -----------
           On first $250 million             0.575%
           On next $250 million              0.525
           On next $500 million              0.475
           Over $1 billion                   0.425

        Pursuant to sub-advisory agreements between HL Advisors and Wellington, Wellington provides the day-to-day investment management services to the Hartford Small Company HLS Fund, Inc., Hartford Capital Appreciation HLS Fund, Inc., Hartford International Opportunities HLS Fund, Inc., Hartford Dividend and Growth HLS Fund, Inc., Hartford Stock HLS Fund, Inc. and Hartford Advisers HLS Fund, Inc.

        Pursuant to investment services agreements between HL Advisors and HIMCO, HIMCO provides the day-to-day investment management services to the Hartford Bond HLS Fund, Inc. and Hartford Money Market HLS Fund, Inc. HIMCO is a wholly-owned subsidiary of The Hartford.

        Wellington and HIMCO determine the purchase and sale of portfolio securities and place such orders for execution in the name of the respective Fund. In conjunction with their investment activity, Wellington and HIMCO regularly furnish reports to the Funds' Board of Directors concerning economic forecasts, investment strategy, portfolio activity and performance of the Funds.

     b) ADMINISTRATIVE SERVICES AGREEMENT--Under the Administrative Services Agreement between Hartford Life Insurance Company (HL) and each of the Funds, HL provides administrative services to the Funds and receives monthly compensation at the annual rate of 0.20% of each Fund's average daily net assets. The Funds assume and pay certain other expenses (including, but not limited to, accounting, custodian, state taxes and directors' fees). Directors' fees represent remuneration paid or accrued to directors not affiliated with HL or any other related company.

     c) OPERATING EXPENSES--Allocable expenses of the Funds are charged to each Fund based on the ratio of the net assets of each fund to the combined net assets of the Funds. Non-allocable expenses are charged to each fund based on specific identification.

 HARTFORD HLS MUTUAL FUNDS

 JUNE 30, 2001 (UNAUDITED)
 ($000 OMITTED)
--------------------------------------------------------------------------------



     d) EXPENSE OFFSET--The Funds have entered into certain expense offset arrangements with the Custodian Bank. The amount of the Funds' expense reductions is shown on the accompanying Statement of Operations as Custodian fees expense offset.

     e) DISTRIBUTION PLAN FOR CLASS IB SHARES--Each Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act for the Class IB shares. Pursuant to the Distribution Plan, each Fund compensates the Distributor from assets attributable to the Class IB shares for services rendered and expenses borne in connection with activities primarily intended to result in the sale of the Class IB shares.

        Although the Distribution Plan provides that each Fund may pay annually up to 0.25% of the average daily net assets of a Fund attributable to its Class IB shares for activities primarily intended to result in the sale of Class IB shares, the Distributor has voluntarily agreed to waive 0.07% of the fee. This waiver may be withdrawn at any time after notice to shareholders. Under the terms of the Distribution Plan and the principal underwriting agreement, each Fund is authorized to make payments monthly to the Distributor which may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class IB shares for such entities' fees or expenses incurred or paid in that regard.

4.   AFFILIATE HOLDINGS:

     As of June 30, 2001, certain HL group pension contracts held direct interests in shares as follows:



                                                                                  PERCENT OF
        FUND                                                           SHARES    TOTAL SHARES
        ------------------------------------------------------------   -------   ------------
        Hartford Small Company HLS Fund, Inc. ......................    17,810       2.86%
        Hartford Capital Appreciation HLS Fund, Inc. ...............    91,161       3.99
        Hartford International Opportunities HLS Fund, Inc. ........    18,700       1.66
        Hartford Stock HLS Fund, Inc. ..............................    74,932       4.27
        Hartford Dividend and Growth HLS Fund, Inc. ................    17,734       1.05
        Hartford Advisers HLS Fund, Inc. ...........................   101,302       1.89
        Hartford Bond HLS Fund, Inc. ...............................    67,369       5.69
        Hartford Money Market HLS Fund, Inc. .......................   132,101       8.45

5.   INVESTMENT TRANSACTIONS:

     For the six months ended June 30, 2001, aggregate purchases and sales of investment securities (excludes short-term investments) were as follows:



                                                                                             SALES
        FUND                                                           COST OF PURCHASES    PROCEEDS
        ------------------------------------------------------------   -----------------   ----------
        Hartford Small Company HLS Fund, Inc. ......................      $  893,104       $  858,458
        Hartford Capital Appreciation HLS Fund, Inc. ...............       5,125,886        5,000,036
        Hartford International Opportunities HLS Fund, Inc. ........         952,824        1,024,966
        Hartford Stock HLS Fund, Inc. ..............................       2,340,296        2,135,260
        Hartford Dividend and Growth HLS Fund, Inc. ................       1,076,711          956,324
        Hartford Advisers HLS Fund, Inc. ...........................       2,779,773        2,537,320
        Hartford Bond HLS Fund, Inc. ...............................       1,654,008        1,446,467

6.   RECLASSIFICATION OF CAPITAL ACCOUNTS:

     In accordance with AICPA Statement of Position 93-2, DETERMINATION, DISCLOSURE, AND FINANCIAL STATEMENT PRESENTATION OF INCOME, CAPITAL GAIN, AND RETURN OF CAPITAL DISTRIBUTIONS BY INVESTMENT COMPANIES, the Funds have recorded several reclassifications in their capital accounts. These reclassifications had no impact on the net asset value

--------------------------------------------------------------------------------



     per share of the Funds and are designed generally to present undistributed income and realized gains on a tax basis which is considered to be more informative to the shareholder. As of December 31, 2000, the Funds recorded the following reclassifications to increase (decrease) the accounts listed below.



                                                                                        ACCUMULATED
                                                                       ACCUMULATED     UNDISTRIBUTED
                                                                      UNDISTRIBUTED    (DISTRIBUTION
                                                                      (DISTRIBUTION    IN EXCESS OF)
                                                                      IN EXCESS OF)    NET REALIZED
                                                                      NET INVESTMENT      GAIN ON      CAPITAL
        FUND                                                              INCOME        INVESTMENTS    SURPLUS
        ------------------------------------------------------------  --------------   -------------   -------
        Hartford Small Company HLS Fund, Inc. ......................           9              (9)        --
        Hartford Capital Appreciation HLS Fund, Inc. ...............        (810)            810         --
        Hartford International Opportunities HLS Fund, Inc. ........      (1,942)          1,942         --
        Hartford Stock HLS Fund, Inc. ..............................          49             (49)        --
        Hartford Dividend and Growth HLS Fund, Inc. ................        (400)            400         --
        Hartford Advisers HLS Fund, Inc. ...........................         (18)             18         --
        Hartford Bond HLS Fund, Inc. ...............................      (3,227)          3,227         --

7.   CAPITAL LOSS CARRY FORWARD:

     At December 31, 2000 (tax year-end), the following Funds had capital loss carry forwards for U.S. Federal Tax purposes of approximately:



                                                                                  YEAR OF
        FUND                                                          AMOUNT     EXPIRATION
        ------------------------------------------------------------  -------    ----------
        Hartford Bond HLS Fund, Inc. ...............................  $12,948       2007
        Hartford Bond HLS Fund, Inc. ...............................   12,693       2008

8.   CAPITAL SHARE TRANSACTIONS:

     The following information is for the six-months ended June 30, 2001:



                                                                                           HARTFORD INTERNATIONAL
                                      HARTFORD SMALL COMPANY       HARTFORD CAPITAL            OPPORTUNITIES
                                          HLS FUND, INC.       APPRECIATION FUND, INC.         HLS FUND, INC.
                                      ----------------------   ------------------------   ------------------------
                                       SHARES      AMOUNT        SHARES       AMOUNT        SHARES       AMOUNT
                                      --------   -----------   ----------   -----------   ----------   -----------
        CLASS IA
        Shares sold.................   322,548   $   481,392       99,299   $   600,070   2 ,314,639   $ 2,883,934
        Shares issued on
          reinvestment of
          distributions.............    41,342        55,117      608,951     2,490,441      156,279       155,838
        Shares redeemed.............  (316,954)     (470,540)    (105,488)     (628,812)  (2,344,409)   (2,930,481)
                                      --------   -----------   ----------   -----------   ----------   -----------
        Net Increase (Decrease).....    46,936   $    65,969      602,762   $ 2,561,699      126,509   $   109,291
                                      ========   ===========   ==========   ===========   ==========   ===========



                                          HARTFORD STOCK        HARTFORD DIVIDEND AND        HARTFORD ADVISERS
                                          HLS FUND, INC.        GROWTH HLS FUND, INC.          HLS FUND, INC.
                                      ----------------------   ------------------------   ------------------------
                                       SHARES      AMOUNT        SHARES       AMOUNT        SHARES       AMOUNT
                                      --------   -----------   ----------   -----------   ----------   -----------
        CLASS IA
        Shares sold.................    44,757   $   253,040      194,902   $   407,370      102,392   $   268,645
        Shares issued on
          reinvestment of
          distributions.............   128,647       641,294      104,227       202,830      366,469       873,905
        Shares redeemed.............   (92,508)     (513,092)    (163,626)     (341,442)    (300,271)     (782,091)
                                      --------   -----------   ----------   -----------   ----------   -----------
        Net Increase (Decrease).....    80,896   $   381,242      135,503   $   268,758      168,590   $   360,459
                                      ========   ===========   ==========   ===========   ==========   ===========

 HARTFORD HLS MUTUAL FUNDS

 JUNE 30, 2001 (UNAUDITED)
 ($000 OMITTED)
--------------------------------------------------------------------------------





                                          HARTFORD BOND         HARTFORD MONEY MARKET
                                          HLS FUND, INC.            HLS FUND, INC.
                                      ----------------------   ------------------------
                                       SHARES      AMOUNT        SHARES       AMOUNT
                                      --------   -----------   ----------   -----------
        CLASS IA
        Shares sold.................   251,955   $   287,355    5,770,026   $ 5,770,026
        Shares issued on
          reinvestment of
          distributions.............    53,709        59,005       33,327        33,327
        Shares redeemed.............  (125,167)     (142,516)  (5,577,170)   (5,577,170)
                                      --------   -----------   ----------   -----------
        Net Increase (Decrease).....   180,497   $   203,844      226,183   $   226,183
                                      ========   ===========   ==========   ===========



                                                                   HARTFORD CAPITAL        HARTFORD INTERNATIONAL
                                      HARTFORD SMALL COMPANY         APPRECIATION              OPPORTUNITIES
                                            FUND, INC.                FUND, INC.               HLS FUND, INC.
                                      ----------------------   ------------------------   ------------------------
                                       SHARES      AMOUNT        SHARES       AMOUNT        SHARES       AMOUNT
                                      --------   -----------   ----------   -----------   ----------   -----------
        CLASS IB
        Shares sold.................    22,253   $    32,335       24,120   $   143,768      249,395   $   307,333
        Shares issued on
          reinvestment of
          distributions.............     2,676         3,553       17,180        72,943        3,948         3,934
        Shares redeemed.............   (11,713)      (16,689)        (985)       (5,751)    (238,948)     (295,507)
                                      --------   -----------   ----------   -----------   ----------   -----------
        Net Increase (Decrease).....    13,216   $    19,199       40,315   $   210,960       14,395   $    15,760
                                      ========   ===========   ==========   ===========   ==========   ===========



                                          HARTFORD STOCK        HARTFORD DIVIDEND AND        HARTFORD ADVISERS
                                          HLS FUND, INC.        GROWTH HLS FUND, INC.          HLS FUND, INC.
                                      ----------------------   ------------------------   ------------------------
                                       SHARES      AMOUNT        SHARES       AMOUNT        SHARES       AMOUNT
                                      --------   -----------   ----------   -----------   ----------   -----------
        CLASS IB
        Shares sold.................    17,469   $    97,806       26,940   $    56,046       62,791   $   163,759
        Shares issued on
          reinvestment of
          distributions.............     3,204        15,953        2,877         5,596       10,130        24,338
        Shares redeemed.............      (769)       (4,195)        (640)       (1,321)      (1,991)       (5,096)
                                      --------   -----------   ----------   -----------   ----------   -----------
        Net Increase (Decrease).....    19,904   $   109,564       29,177   $    60,321       70,930   $   183,001
                                      ========   ===========   ==========   ===========   ==========   ===========



                                          HARTFORD BOND         HARTFORD MONEY MARKET
                                          HLS FUND, INC.            HLS FUND, INC.
                                      ----------------------   ------------------------
                                       SHARES      AMOUNT        SHARES       AMOUNT
                                      --------   -----------   ----------   -----------
        CLASS IB
        Shares sold.................    42,949   $    48,896      395,789   $   395,789
        Shares issued on
          reinvestment of
          distributions.............     3,371         3,698        1,540         1,540
        Shares redeemed.............    (3,387)       (3,842)    (337,936)     (337,936)
                                      --------   -----------   ----------   -----------
        Net Increase (Decrease).....    42,933   $    48,752       59,393   $    59,393
                                      ========   ===========   ==========   ===========

--------------------------------------------------------------------------------



     The following information is for the year ended December 31, 2000:



                                                                   HARTFORD CAPITAL        HARTFORD INTERNATIONAL
                                      HARTFORD SMALL COMPANY         APPRECIATION              OPPORTUNITIES
                                          HLS FUND,INC.             HLS FUND, INC.             HLS FUND, INC.
                                      ----------------------   ------------------------   ------------------------
                                       SHARES      AMOUNT        SHARES       AMOUNT        SHARES       AMOUNT
                                      --------   -----------   ----------   -----------   ----------   -----------
        CLASS IA
        Shares sold.................   630,883   $ 1,320,723      231,719   $ 1,481,026    2,911,648   $ 4,663,819
        Shares issued on
          reinvestment of
          distributions.............    59,606       117,755      224,607     1,328,355      124,985       193,332
        Shares redeemed.............  (497,910)   (1,016,835)    (145,797)     (928,364)  (2,903,270)   (4,658,749)
                                      --------   -----------   ----------   -----------   ----------   -----------
        Net Increase (Decrease).....   192,579   $   421,643      310,529   $ 1,881,017      133,363   $   198,402
                                      ========   ===========   ==========   ===========   ==========   ===========



                                          HARTFORD STOCK        HARTFORD DIVIDEND AND        HARTFORD ADVISERS
                                          HLS FUND, INC.        GROWTH HLS FUND, INC.          HLS FUND, INC.
                                      ----------------------   ------------------------   ------------------------
                                       SHARES      AMOUNT        SHARES       AMOUNT        SHARES       AMOUNT
                                      --------   -----------   ----------   -----------   ----------   -----------
        CLASS IA
        Shares sold.................   251,624   $ 1,571,846      211,030   $   440,545      345,772   $   957,673
        Shares issued on
          reinvestment of
          distributions.............   173,507     1,086,104      168,458       332,349      480,213     1,296,440
        Shares redeemed.............  (109,433)     (714,919)    (370,178)     (767,186)    (536,574)   (1,509,037)
                                      --------   -----------   ----------   -----------   ----------   -----------
        Net Increase (Decrease).....   315,698   $ 1,943,031        9,310   $     5,708      289,411   $   745,076
                                      ========   ===========   ==========   ===========   ==========   ===========



                                          HARTFORD BOND         HARTFORD MONEY MARKET
                                          HLS FUND, INC.            HLS FUND, INC.
                                      ----------------------   ------------------------
                                       SHARES      AMOUNT        SHARES       AMOUNT
                                      --------   -----------   ----------   -----------
        CLASS IA
        Shares sold.................   166,759   $   172,712    8,049,574   $ 8,049,574
        Shares issued on
          reinvestment of
          distributions.............     4,294         4,427       66,782        66,782
        Shares redeemed.............  (223,527)     (229,423)  (8,131,517)   (8,131,517)
                                      --------   -----------   ----------   -----------
        Net Increase (Decrease).....   (52,474)  $   (52,284)     (15,161)  $   (15,161)
                                      ========   ===========   ==========   ===========



                                                                   HARTFORD CAPITAL        HARTFORD INTERNATIONAL
                                      HARTFORD SMALL COMPANY         APPRECIATION              OPPORTUNITIES
                                          HLS FUND, INC.            HLS FUND, INC.             HLS FUND, INC.
                                      ----------------------   ------------------------   ------------------------
                                       SHARES      AMOUNT        SHARES       AMOUNT        SHARES       AMOUNT
                                      --------   -----------   ----------   -----------   ----------   -----------
        CLASS IB
        Shares sold.................    27,819   $    53,619       18,255   $   113,399       34,548   $    50,609
        Shares issued on
          reinvestment of
          distributions.............     1,561         3,080        1,448         8,565          923         1,422
        Shares redeemed.............    (9,702)      (17,492)         501)       (3,097)     (23,494)      (33,173)
                                      --------   -----------   ----------   -----------   ----------   -----------
        Net Increase (Decrease).....    19,678   $    39,207       19,202   $   118,867       11,977   $    18,858
                                      ========   ===========   ==========   ===========   ==========   ===========

 HARTFORD HLS MUTUAL FUNDS

 JUNE 30, 2001 (UNAUDITED)
 ($000 OMITTED)
--------------------------------------------------------------------------------





                                          HARTFORD STOCK        HARTFORD DIVIDEND AND        HARTFORD ADVISERS
                                          HLS FUND, INC.        GROWTH HLS FUND, INC.          HLS FUND, INC.
                                      ----------------------   ------------------------   ------------------------
                                       SHARES      AMOUNT        SHARES       AMOUNT        SHARES       AMOUNT
                                      --------   -----------   ----------   -----------   ----------   -----------
        CLASS IB
        Shares sold.................    15,461   $    99,239        9,211   $    19,050       44,879   $   124,887
        Shares issued on
          reinvestment of
          distributions.............     1,509         9,416        1,200         2,386        6,465        17,444
        Shares redeemed.............      (457)       (2,942)      (1,217)       (2,505)      (2,896)       (8,052)
                                      --------   -----------   ----------   -----------   ----------   -----------
        Net Increase (Decrease).....    16,513   $   105,713        9,194   $    18,931       48,448   $   134,279
                                      ========   ===========   ==========   ===========   ==========   ===========



                                          HARTFORD BOND         HARTFORD MONEY MARKET
                                          HLS FUND, INC.            HLS FUND, INC.
                                      ----------------------   ------------------------
                                       SHARES      AMOUNT        SHARES       AMOUNT
                                      --------   -----------   ----------   -----------
        CLASS IB
        Shares sold.................    14,461   $    15,148       92,669   $    92,669
        Shares issued on
          reinvestment of
          distributions.............        91            94          985           985
        Shares redeemed.............    (1,946)       (2,008)     (66,188)      (66,188)
                                      --------   -----------   ----------   -----------
        Net Increase (Decrease).....    12,606   $    13,233       27,466   $    27,466
                                      ========   ===========   ==========   ===========

9.   LINE OF CREDIT:

     The funds participate in a $500,000,000 committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment, which has not been utilized. During the six months ended June 30, 2001, the Funds did not have any borrowings under this facility.

10. REVERSE STOCK SPLIT FOR CLASS B:

     On September 17, 1999, a reverse stock split was declared for the Class B shares of certain Funds, using the following reverse split percentages:



                                                           REVERSE SPLIT
FUND                                                        PERCENTAGE
---------------------------------------------------------  -------------
Hartford Bond HLS Fund, Inc. ............................    93.065183%
Hartford Stock HLS Fund, Inc. ...........................     9.265642
Hartford Advisers HLS Fund, Inc. ........................    29.667722
Hartford Capital Appreciation HLS Fund, Inc. ............    15.418052
Hartford International Opportunities HLS Fund, Inc. .....    71.625006
Hartford Small Company HLS Fund, Inc. ...................    74.613827
Hartford Dividend and Growth HLS Fund, Inc. .............    44.378756

                      (This page intentionally left blank)

 HARTFORD HLS MUTUAL FUNDS

 FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------





                                                                                           -- SELECTED PER-SHARE DATA(4) --
                               --------------------------------------------------------------------------------------------------
                                                              NET
                                  NET                       REALIZED                                  DIVIDENDS
                                 ASSET                        AND                                         IN        DISTRIBUTIONS
                                 VALUE                     UNREALIZED                   DIVIDENDS       EXCESS          FROM
                                  AT           NET            GAIN          TOTAL          FROM           OF             NET
                               BEGINNING    INVESTMENT       (LOSS)          FROM          NET           NET          REALIZED
                                  OF          INCOME           ON         INVESTMENT    INVESTMENT    INVESTMENT      GAINS ON
                                PERIOD        (LOSS)      INVESTMENTS     OPERATIONS      INCOME        INCOME       INVESTMENTS
                               ---------    ----------    ------------    ----------    ----------    ----------    -------------
HARTFORD SMALL COMPANY HLS
 FUND, INC.
   For the Six Months Ended
     June 30, 2001
     (Unaudited)
   Class IA..................   $ 1.687      $ 0.001        $(0.191)       $(0.190)      $    --          $--          $(0.103)
   Class IB..................     1.683           --         (0.191)        (0.191)           --          --            (0.103)
   For the Year Ended
     December 31, 2000
   Class IA..................     2.188        0.003         (0.254)        (0.251)           --          --            (0.250)
   Class IB..................     2.187        0.003         (0.257)        (0.254)           --          --            (0.250)
   For the Year Ended
     December 31, 1999
   Class IA..................     1.321       (0.005)         0.875          0.870            --          --            (0.003)
   Class IB..................     1.323(6)    (0.004)(6)      0.871(6)       0.867(6)         --(6)       --(6)         (0.003)(6)
   For the Year Ended
     December 31, 1998
   Class IA..................     1.202       (0.002)         0.141          0.139            --          --            (0.020)
   From inception April 1,
     1998, through December
     31, 1998
   Class IB..................     1.340(6)    (0.002)(6)     (0.015)(6)     (0.017)(6)        --(6)       --(6)             --(6)
   For the Year Ended
     December 31
   1997......................     1.069        0.001          0.195          0.196        (0.001)         --            (0.062)
   From inception August 9,
     1996 through December
     31, 1996................     1.000        0.002          0.069          0.071        (0.002)         --                --
HARTFORD CAPITAL APPRECIATION
 HLS FUND, INC.
   For the Six Months Ended
     June 30, 2001
     (Unaudited)
   Class IA..................     5.926        0.010          0.036          0.046            --          --            (1.609)
   Class IB..................     5.923        0.002          0.039          0.041            --          --            (1.609)
   For the Year Ended
     December 31, 2000
   Class IA..................     6.095        0.041          0.757          0.798        (0.039)         --            (0.928)
   Class IB..................     6.098       (0.077)         0.864          0.787        (0.034)         --            (0.928)
   For the Year Ended
     December 31, 1999
   Class IA..................     4.759        0.023          1.643          1.666        (0.018)         --            (0.312)
   Class IB..................     6.437(6)     0.150(6)       1.503(6)       1.653(6)     (0.013)(6)      --(6)         (1.979)(6)
   For the Year Ended
     December 31, 1998
   Class IA..................     4.410        0.025          0.525          0.550        (0.026)         --            (0.175)
   From inception April 1,
     1998, through December
     31, 1998
   Class IB..................     6.486(6)     0.013(6)       0.094(6)       0.107(6)     (0.156)(6)      --(6)             --(6)
   For the Year Ended
     December 31
   1997......................     3.914        0.020          0.794          0.814        (0.022)         --            (0.296)
   1996......................     3.490        0.022          0.655          0.677        (0.025)         --            (0.228)
HARTFORD INTERNATIONAL
 OPPORTUNITIES HLS FUND, INC.
   For the Six Months Ended
     June 30, 2001
     (Unaudited)
   Class IA..................     1.364        0.009         (0.202)        (0.193)       (0.001)         --            (0.161)
   Class IB..................     1.365        0.013         (0.206)        (0.193)       (0.003)         --            (0.161)
   For the Year Ended
     December 31, 2000
   Class IA..................     1.876        0.018         (0.314)        (0.296)       (0.023)         --            (0.193)
   Class IB..................     1.876        0.025         (0.324)        (0.299)       (0.019)         --            (0.193)
   For the Year Ended
     December 31, 1999
   Class IA..................     1.355        0.019          0.520          0.539        (0.018)         --                --
   Class IB..................     1.357(6)     0.017(6)       0.519(6)       0.536(6)     (0.017)(6)      --(6)             --(6)
   For the Year Ended
     December 31, 1998
   Class IA..................     1.294        0.021          0.147          0.168        (0.019)         --            (0.088)
   From inception April 1,
     1998 through December
     31, 1998
   Class IB..................     1.396(6)     0.004(6)      (0.021)(6)     (0.017)(6)    (0.022)(6)      --(6)             --(6)
   For the Year Ended
     December 31
   1997......................     1.407        0.022         (0.019)         0.003        (0.012)         --            (0.104)
   1996......................     1.306        0.023          0.140          0.163        (0.025)         --            (0.037)
HARTFORD STOCK HLS FUND, INC.
   For the Six Months Ended
     June 30, 2001
     (Unaudited)
   Class IA..................     5.880        0.019         (0.482)        (0.463)           --          --            (0.405)
   Class IB..................     5.879        0.029         (0.497)        (0.468)           --          --            (0.405)
   For the Year Ended
     December 31, 2000
   Class IA..................     7.147        0.039         (0.500)        (0.461)       (0.041)         --            (0.765)
   Class IB..................     7.151        0.074         (0.547)        (0.473)       (0.034)         --            (0.765)
   For the Year Ended
     December 31, 1999
   Class IA..................     6.562        0.050          1.143          1.193        (0.049)         --            (0.559)
   Class IB..................    11.884(6)     0.021(6)       1.200(6)       1.221(6)     (0.056)(6)      --(6)         (5.898)(6)
   For the Year Ended
     December 31, 1998
   Class IA..................     5.123        0.051          1.622          1.673        (0.050)         --            (0.184)
   From inception April 1,
     1998 through December
     31, 1998
   Class IB..................    10.793(6)     0.043(6)       1.565(6)       1.608(6)     (0.517)(6)      --(6)             --(6)
   For the Year Ended
     December 31
   1997......................     4.143        0.050          1.196          1.246        (0.049)         --            (0.217)
   1996......................     3.527        0.060          0.763          0.823        (0.059)         --            (0.148)

---------------
(1) Annualized.
(2) Not annualized.
(3) Management fees were waived until assets (excluding assets contributed by companies affiliated with The Hartford Investment Management Company) reached $20 million. The ratio of expenses to average net assets would have been higher if management fees were not waived. The ratio of net investment income to average net assets would have been lower if management fees were not waived.
(4) Information presented relates to a share of capital stock outstanding for the indicated period.
(5) Excluding mortgage dollar rolls.
(6) Per share amounts have been restated to reflect a reverse stock split for Class B shares effective September 17, 1999 (see note 12).
(7) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

SEE NOTES TO FINANCIAL STATEMENTS.
                                      MF-46

--------------------------------------------------------------------------------




                                       -- RATIOS AND SUPPLEMENTAL DATA --
-------------------------------------------------------------------------

                                                       NET
                                    NET INCREASE      ASSET
    DISTRIBUTIONS                   (DECREASE) IN   VALUE AT
        FROM            TOTAL        NET ASSETS        END        TOTAL
       CAPITAL      DISTRIBUTIONS       VALUE       OF PERIOD    RETURN
    -------------   -------------   -------------   ---------   ---------
         $--           $(0.103)        $(0.293)      $ 1.394     (10.93)%
                        (0.103)         (0.294)        1.389     (11.01)
         --             (0.250)         (0.501)        1.687     (13.12)
                        (0.250)         (0.504)        1.683     (13.28)
         --             (0.003)          0.867         2.188      65.83
         --(6)          (0.003)(6)       0.864(6)      2.187(6)   65.54
         --             (0.020)          0.119         1.321      11.62
         --(6)              --(6)       (0.017)(6)     1.323(6)   (1.30)(2)
         --             (0.063)          0.133         1.202      18.38
         --             (0.002)          0.069         1.069       7.15(2)
         --             (1.609)         (1.563)        4.363       1.49
         --             (1.609)         (1.568)        4.355       1.74
         --             (0.967)         (0.169)        5.926      13.22
         --             (0.962)         (0.175)        5.923      13.02
         --             (0.330)          1.336         6.095      37.46
         --(6)          (1.992)(6)      (0.339)(6)     6.098(6)   37.21
         --             (0.201)          0.349         4.759      15.48
         --(6)          (0.156)(6)      (0.049)(6)     6.437(6)    1.65(2)
         --             (0.318)          0.496         4.410      22.34
         --             (0.253)          0.424         3.914      20.70
         --             (0.162)         (0.355)        1.009     (14.01)
         --             (0.164)         (0.357)        1.008     (14.09)
         --             (0.216)         (0.512)        1.364     (17.10)
         --             (0.212)         (0.511)        1.365     (17.25)
         --             (0.018)          0.521         1.876      39.86
         --(6)          (0.017)(6)       0.519(6)      1.876(6)   39.61
         --             (0.107)          0.061         1.355      13.16
         --(6)          (0.022)(6)      (0.039)(6)     1.357(6)   (1.13)(2)
         --             (0.116)         (0.113)        1.294       0.34
         --             (0.062)          0.101         1.407      12.93
         --             (0.405)         (0.868)        5.012      (7.84)
         --             (0.405)         (0.873)        5.006      (7.93)
         --             (0.806)         (1.267)        5.880      (7.04)
         --             (0.799)         (1.272)        5.879      (7.21)
         --             (0.608)          0.585         7.147      19.78
         --(6)           5.954(6)       (4.733)(6)     7.151(6)   19.57
         --             (0.234)          1.439         6.562      33.47
         --(6)          (0.517)(6)       1.091(6)     11.884(6)   14.91(2)
         --             (0.266)          0.980         5.123      31.38
         --             (0.207)          0.616         4.143      24.37

                        -- RATIOS AND SUPPLEMENTAL DATA --
---  -----------------------------------------------------------------
                       RATIO OF     RATIO OF     RATIO OF
                       EXPENSES     EXPENSES       NET
       NET ASSETS     TO AVERAGE   TO AVERAGE   INVESTMENT
       AT END OF      NET ASSETS   NET ASSETS     INCOME     PORTFOLIO
         PERIOD         AFTER        BEFORE     TO AVERAGE   TURNOVER
     (IN THOUSANDS)    WAIVERS      WAIVERS     NET ASSETS    RATE(7)
     --------------   ----------   ----------   ----------   ---------
       $  816,668        0.75%(1)     0.75%(1)     0.10%(1)    108.5%
           52,239        0.93(1)      1.00(1)     (0.08)(1)    108.5
          908,886        0.74         0.74           --        194.5
           40,967        0.92         0.99        (0.18)       194.5
          757,302        0.78         0.78        (0.45)       181.3
           10,200        0.96         1.03        (0.63)       181.3
          350,734        0.77         0.77        (0.24)       235.7
              696        0.95(1)      0.95(1)     (0.46)(1)    235.7
          210,769        0.77         0.77         0.08        222.2
           42,812        0.72(1)      0.88(1)      0.31(1)(3)    31.8
        9,685,066        0.67(1)      0.67(1)      0.59(1)      54.8
          275,608        0.85(1)      0.92(1)      0.41(1)      54.8
        9,581,898        0.66         0.66         0.64        108.2
          136,058        0.84         0.91         0.46        108.2
        7,963,003        0.66         0.66         0.46         66.4
           22,993        0.84         0.91         0.28         66.4
        5,807,480        0.64         0.64         0.59         51.2
            5,942        0.82(1)      0.82(1)      0.30(1)      51.2
        4,802,992        0.64         0.64         0.44         57.6
        3,386,670        0.65         0.65         0.60         85.4
        1,108,756        0.81(1)      0.81(1)      1.82(1)      81.3
           28,290        0.99(1)      1.06(1)      1.64(1)      81.3
        1,326,609        0.78         0.78         1.16        158.8
           18,682        0.96         1.03         0.98        158.8
        1,574,836        0.78         0.78         1.20        133.2
            3,203        0.96         1.03         1.02        133.2
        1,196,694        0.77         0.77         1.51        157.4
              663        0.94(1)      0.94(1)      0.71(1)     157.4
        1,092,946        0.77         0.77         1.48         72.7
          996,543        0.79         0.79         1.74         70.0
        8,579,871        0.49(1)      0.49(1)      0.71(1)      23.7
          215,519        0.67(1)      0.74(1)      0.53(1)      23.7
        9,590,018        0.48         0.48         0.64         40.2
          136,077        0.66         0.73         0.46         40.2
        9,400,385        0.48         0.48         0.80         38.5
           47,439        0.66         0.73         0.62         38.5
        7,183,046        0.46         0.46         0.95         27.1
           10,167        0.65(1)      0.65(1)      0.73(1)      27.1
        4,713,322        0.45         0.45         1.11         31.6
        2,994,209        0.46         0.46         1.59         42.3

 HARTFORD HLS MUTUAL FUNDS

--------------------------------------------------------------------------------





                               -- SELECTED PER-SHARE DATA(4) --
                               --------------------------------------------------------------------------------------------------
                                               NET            NET           TOTAL       DIVIDENDS                   DISTRIBUTIONS
                                  NET       INVESTMENT      REALIZED         FROM          FROM       DIVIDENDS         FROM
                                 ASSET        INCOME          AND         INVESTMENT       NET            IN             NET
                                 VALUE        (LOSS)       UNREALIZED     OPERATIONS    INVESTMENT      EXCESS        REALIZED
                                  AT                          GAIN                        INCOME          OF          GAINS ON
                               BEGINNING                     (LOSS)                                      NET         INVESTMENTS
                                  OF                           ON                                     INVESTMENT
                                PERIOD                    INVESTMENTS                                   INCOME
                               ---------    ----------    ------------    ----------    ----------    ----------    -------------
HARTFORD DIVIDEND AND GROWTH
 HLS FUND, INC.
   For the Six Months Ended
     June 30, 2001
     (Unaudited)
   Class IA..................   $2.124       $ 0.014        $(0.046)       $(0.032)      $(0.001)         $--          $(0.131)
   Class IB..................    2.124         0.026         (0.059)        (0.033)       (0.001)         --            (0.131)
   For the Year Ended
     December 31, 2000
   Class IA..................    2.149         0.035          0.178          0.213        (0.034)         --            (0.204)
   Class IB..................    2.151         0.040          0.169          0.209        (0.032)         --            (0.204)
   For the Year Ended
     December 31, 1999
   Class IA..................    2.160         0.034          0.075          0.109        (0.035)         --            (0.085)
   Class IB..................    2.267(6)      0.024(6)       0.077(6)       0.101(6)     (0.034)(6)      --(6)         (0.183)(6)
   For the Year Ended
     December 31, 1998
   Class IA..................    1.952         0.033          0.280          0.313        (0.035)         --            (0.070)
   From inception April 1,
     1998, through December
     31, 1998
   Class IB..................    2.253(6)      0.016(6)       0.068(6)       0.084(6)     (0.070)(6)      --(6)             --(6)
   For the Year Ended
     December 31
   1997......................    1.547         0.035          0.445          0.480        (0.031)         --            (0.044)
   1996......................    1.317         0.034          0.258          0.292        (0.034)         --            (0.028)
HARTFORD ADVISERS HLS FUND,
 INC.
   For the Six Months Ended
     June 30, 2001
     (Unaudited)
   Class IA..................    2.665         0.078         (0.176)        (0.098)       (0.053)         --            (0.127)
   Class IB..................    2.663         0.040         (0.141)        (0.101)       (0.031)         --            (0.127)
   For the Year Ended
     December 31, 2000
   Class IA..................    2.965         0.068         (0.088)        (0.020)       (0.023)         --            (0.257)
   Class IB..................    2.966         0.074         (0.098)        (0.024)       (0.022)         --            (0.257)
   For the Year Ended
     December 31, 1999
   Class IA..................    2.985         0.068          0.221          0.289        (0.063)         --            (0.246)
   Class IB..................    3.577(6)      0.061(6)       0.221(6)       0.282(6)     (0.064)(6)      --(6)         (0.829)(6)
   For the Year Ended
     December 31, 1998
   Class IA..................    2.527         0.061          0.546          0.607        (0.060)         --            (0.089)
   From inception April 1,
     1998 through December
     31, 1998
   Class IB..................    3.371(6)      0.034(6)       0.367(6)       0.401(6)     (0.195)(6)      --(6)             --(6)
   For the Year Ended
     December 31
   1997......................    2.169         0.056          0.455          0.511        (0.055)         --            (0.098)
   1996......................    1.958         0.059          0.255          0.314        (0.059)         --            (0.044)
HARTFORD BOND HLS FUND, INC.
   For the Six Months Ended
     June 30, 2001
     (Unaudited)
   Class IA..................    1.108         0.086         (0.047)         0.039        (0.056)         --                --
   Class IB..................    1.107         0.034          0.003          0.037        (0.055)         --                --
   For the Year Ended
     December 31, 2000
   Class IA..................    0.994         0.069          0.050          0.119        (0.005)         --                --
   Class IB..................    0.995         0.061          0.056          0.117        (0.005)         --                --
   For the Year Ended
     December 31, 1999
   Class IA..................    1.081         0.062         (0.084)        (0.022)       (0.058)         --            (0.007)
   Class IB..................    1.083(6)      0.061(6)      (0.084)(6)     (0.023)(6)    (0.057)(6)        (6)         (0.008)(6)
   For the Year Ended
     December 31, 1998
   Class IA..................    1.050         0.053          0.032          0.085        (0.054)         --                --
   From inception April 1,
     1998 through December
     31, 1998
   Class IB..................    1.075(6)      0.023(6)       0.040(6)       0.063(6)     (0.055)(6)      --(6)             --(6)
   For the Year Ended
     December 31
   1997......................    1.000         0.063          0.047          0.110        (0.060)         --                --
   1996......................    1.028         0.064         (0.029)         0.035        (0.063)         --                --
HARTFORD MONEY MARKET HLS
 FUND, INC.
   For the Six Months Ended
     June 30, 2001
     (Unaudited)
   Class IA..................    1.000         0.024             --          0.024        (0.024)         --                --
   Class IB..................    1.000         0.024             --          0.024        (0.024)         --                --
   For the Year Ended
     December 31, 2000
   Class IA..................    1.000         0.059             --          0.059        (0.059)         --                --
   Class IB..................    1.000         0.058             --          0.058        (0.058)         --                --
   For the Year Ended
     December 31, 1999
   Class IA..................    1.000         0.070             --          0.070        (0.070)         --                --
   Class IB..................    1.000         0.068             --          0.068        (0.068)         --                --
   For the Year Ended
     December 31, 1998
   Class IA..................    1.000         0.051             --          0.051        (0.051)         --                --
   From inception April 1,
     1998 through December
     31, 1998
   Class IB..................    1.000         0.037             --          0.037        (0.037)         --                --
   For the Year Ended
     December 31
   1997......................    1.000         0.049             --          0.049        (0.049)         --                --
   1996......................    1.000         0.050             --          0.050        (0.050)         --                --

---------------
(1) Annualized.
(2) Not annualized.
(3) Management fees were waived until assets (excluding assets contributed by companies affiliated with The Hartford Investment Management Company) reached $20 million. The ratio of expenses to average net assets would have been higher if management fees were not waived. The ratio of net investment income to average net assets would have been lower if management fees were not waived.
(4) Information presented relates to a share of capital stock outstanding for the indicated period.
(5) Excluding mortgage dollar rolls.
(6) Per share amounts have been restated to reflect a reverse stock split for Class B shares effective September 17, 1999 (see note 12).
(7) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

SEE NOTES TO FINANCIAL STATEMENTS.
                                      MF-48

--------------------------------------------------------------------------------




                                     -- RATIOS AND SUPPLEMENTAL DATA --
-----------------------------------------------------------------------

                                                       NET
                                    NET INCREASE      ASSET
    DISTRIBUTIONS                   (DECREASE) IN   VALUE AT
        FROM            TOTAL        NET ASSETS        END       TOTAL
       CAPITAL      DISTRIBUTIONS       VALUE       OF PERIOD   RETURN
    -------------   -------------   -------------   ---------   -------
         $--           $(0.132)        $(0.164)      $1.960       (1.41)%
         --             (0.132)         (0.165)       1.959       (1.50)
         --             (0.238)         (0.025)       2.124       10.95
         --             (0.236)         (0.027)       2.124       10.75
         --             (0.120)         (0.011)       2.149        5.31
         --(6)          (0.217)(6)      (0.116)(6)    2.151(6)     5.12
         --             (0.105)          0.208        2.160       16.42(2)
         --(6)          (0.070)(6)       0.014(6)     2.267(6)     3.67(2)
         --             (0.075)          0.405        1.952       31.89
         --             (0.062)          0.230        1.547       22.91
         --             (0.180)         (0.278)       2.387       (3.67)
         --             (0.158)         (0.259)       2.404       (3.76)
         --             (0.280)         (0.300)       2.665       (0.75)
         --             (0.279)         (0.303)       2.663       (0.92)
         --             (0.309)         (0.020)       2.965       10.59
         --(6)          (0.893)(6)      (0.611)(6)    2.966(6)    10.39
         --             (0.149)          0.458        2.985       24.66
         --(6)          (0.195)(6)       0.206(6)     3.577(6)    11.96(2)
         --             (0.153)          0.358        2.527       24.51
         --             (0.103)          0.211        2.169       16.59
         --             (0.056)         (0.017)       1.091        3.45
         --             (0.055)         (0.018)       1.089        3.36
         --             (0.005)          0.114        1.108       11.99
         --             (0.005)          0.112        1.107       11.79
         --             (0.065)         (0.087)       0.994       (2.02)
         --(6)          (0.065)(6)      (0.088)(6)    0.995(6)    (2.19)
         --             (0.054)          0.031        1.081        8.15
         --(6)          (0.055)(6)       0.008(6)     1.083(6)     5.89(2)
         --             (0.060)          0.050        1.050       11.35
         --             (0.063)         (0.028)       1.000        3.52
         --             (0.024)             --        1.000        2.46
         --             (0.024)             --        1.000        2.36
         --             (0.059)             --        1.000        6.10
         --             (0.058)             --        1.000        5.91
         --             (0.070)             --        1.000        4.89
         --             (0.068)             --        1.000        4.71
         --             (0.051)             --        1.000        5.25
         --             (0.037)             --        1.000        3.76(2)
         --             (0.049)             --        1.000        5.31
         --             (0.050)             --        1.000        5.18

                        -- RATIOS AND SUPPLEMENTAL DATA --
---  -----------------------------------------------------------------
                       RATIO OF     RATIO OF     RATIO OF
                       EXPENSES     EXPENSES       NET
       NET ASSETS     TO AVERAGE   TO AVERAGE   INVESTMENT
       AT END OF      NET ASSETS   NET ASSETS     INCOME     PORTFOLIO
         PERIOD         AFTER        BEFORE     TO AVERAGE   TURNOVER
     (IN THOUSANDS)    WAIVERS      WAIVERS     NET ASSETS    RATE(7)
     --------------   ----------   ----------   ----------   ---------
       $3,210,164        0.68%(1)     0.68%(1)     1.53%(1)     30.4%
           89,819        0.86(1)      0.93(1)      1.35(1)      30.4
        3,189,857        0.68         0.68         1.70         59.4
           35,415        0.86         0.93         1.52         59.4
        3,207,733        0.68         0.68         1.60         55.9
           16,087        0.86         0.93         1.42         55.9
        3,031,293        0.66         0.66         1.81         48.2
            8,600        0.85(1)      0.85(1)      1.57(1)      48.2
        1,994,653        0.68         0.68         2.21         34.2
          879,980        0.73         0.73         2.52         56.9
       12,430,043        0.66(1)      0.66(1)      2.52(1)      19.7
          398,325        0.84(1)      0.91(1)      2.34(1)      19.7
       13,430,507        0.66         0.66         2.47         40.4
          252,247        0.84         0.91         2.29         40.4
       14,082,895        0.65         0.66         2.46         38.4
          137,318        0.83         0.91         2.28         38.4
       11,805,411        0.63         0.63         2.40         36.7
           34,714        0.83(1)      0.83(1)      2.22(1)      36.7
        8,283,912        0.63         0.63         2.44         36.1
        5,879,529        0.63         0.63         2.92         53.8
        1,213,999        0.52(1)      0.52(1)      5.90(1)     129.6
           77,808        0.70(1)      0.77(1)      5.72(1)     129.6
        1,033,043        0.52         0.52         6.54        168.5
           31,551        0.70         0.77         6.36        168.5
          978,861        0.52         0.52         6.09        110.7
           15,818        0.70         0.77         5.91        110.7
          902,480        0.50         0.50         5.86        122.3
            5,285        0.69(1)      0.69(1)      5.54(1)     122.3
          552,870        0.51         0.51         6.58        112.9(5)
          402,548        0.52         0.52         6.37        212.0
        1,468,458        0.48(1)      0.48(1)      4.81(1)        --
           95,663        0.66(1)      0.73(1)      4.63(1)        --
        1,242,275        0.48         0.48         5.91           --
           36,270        0.66         0.73         5.73           --
        1,257,436        0.47         0.47         4.81           --
            8,804        0.65         0.72         4.63           --
          872,486        0.45         0.45         5.12           --
            2,179        0.64(1)      0.64(1)      4.81(1)        --
          612,480        0.44         0.44         5.21           --
          542,586        0.44         0.44         5.04           --

[HARTFORD LOGO]
                        PRIVACY POLICY AND PRACTICES OF
                  THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                       AND ITS AFFILIATES (THE HARTFORD)

              APPLICABLE TO THE HARTFORD'S UNITED STATES CUSTOMERS

WE AT THE HARTFORD value our customers' trust and are committed to the responsible management, use and protection of personal information. All insurance companies must collect a certain amount of personal information to service customers and administer business. This notice describes our policy regarding the collection and disclosure of personal information.

     1) Personal information, as used in this notice, means information that identifies an individual personally and is not otherwise available to the public. It includes personal financial information such as credit history, income, financial benefits, policy or claim information. It also includes personal health information such as individual medical records or information about an illness, disability or injury.

     2) We collect personal information to support our normal business operations. We may obtain personal information directly from the customer, from customer-related transactions and from third parties, such as a consumer reporting agency. Personal information such as name, address, income, payment history or credit history are gathered from sources such as applications, transactions and consumer reports.

     3) The Hartford's employees have access to personal information in the course of doing their jobs, which includes underwriting policies, paying claims, developing new products or advising customers of our products and services.

     4) We may share personal financial information with our affiliates, such as insurance companies, banks, agents, brokerage firms and administrators.

     5) To service our customers and administer our business, we may also share information with unaffiliated third parties, including agents, brokerage firms, insurance companies, administrators and service providers and as otherwise permitted or required by law. In addition, we may share personal financial information with other unaffiliated third parties who are assisting us by performing services or functions, such as conducting surveys, marketing our products or services, or offering financial products or services under a joint agreement between us and one or more financial institutions.

     PRIOR TO SHARING PERSONAL INFORMATION WITH UNAFFILIATED THIRD PARTIES, EXCEPT AS DESCRIBED IN THIS POLICY, WE WILL GIVE AFFECTED CUSTOMERS AN OPPORTUNITY TO DIRECT THAT SUCH INFORMATION NOT BE DISCLOSED.

     6) We may disclose personal health information with proper written authorization or as otherwise permitted or required by law.

     7) We use manual and electronic security procedures to maintain the confidentiality and integrity of personal information in our possession and guard against its unauthorized access. Some techniques we employ to protect information include locked files, user authentication, encryption, firewall technology and the use of detection software.

     We are responsible for identifying information that must be protected, providing an adequate level of protection for that data and granting access to protected data only to individuals who must use it in the performance of their job-related duties. Employees who violate our Privacy Policy will be subject to disciplinary action, which may include termination.

     8) We will continue to follow this policy regarding personal information even when a customer relationship no longer exists.

The Hartford will notify customers of our Privacy Policy at the inception of our business relationship and annually thereafter. The Privacy Policy is subject to change at any time. We will notify customers of any modifications at least annually.

                        SEMIANNUAL REPORT / JUNE 30 2001


                       AIM V.I. CAPITAL APPRECIATION FUND

AIM V.I. CAPITAL APPRECATION FUND SEEKS GROWTH OF CAPITAL. THE FUND SEEKS TO MEET ITS OBJECTIVE BY INVESTING PRINCIPALLY IN COMMON STOCKS OF COMPANIES THE PORTFOLIO MANAGERS BELIEVE ARE LIKELY TO BENEFIT FROM NEW OR INNOVATIVE PRODUCTS, SERVICES OR PROCESSES AS WELL AS THOSE THAT HAVE EXPERIENCED ABOVE-AVERAGE LONG-TERM GROWTH IN EARNINGS AND HAVE EXCELLENT GROWTH PROSPECTS.

                                      AIM
                                   FUNDS (R)


SEMIANNUAL REPORT / MANAGERS' OVERVIEW

AIM V.I. CAPITAL APPRECIATION FUND

FUND CONTENDS WITH VOLATILE MARKET

MOST MAJOR STOCK-MARKET INDEXES SUFFERED    rate of only 1.3%, slightly better than        THE FUND'S PERFORMANCE IMPROVED
LOSSES DURING THE REPORTING PERIOD. HOW     growth in the fourth quarter of 2000,      SIGNIFICANTLY DURING THE LAST THREE
DID AIM V.I. CAPITAL APPRECIATION FUND      but still raising the specter that the       MONTHS OF THE REPORTING PERIOD AS
FARE?                                       economy could slip into a recession. In       INVESTORS SHIFTED THEIR FOCUS TO
The fund's performance was hurt by the      six moves during the reporting period,                          GROWTH STOCKS.
sharp market sell-off that hit growth       the Fed lowered the federal funds rate
stocks particularly hard early in the       from 6.5% to 3.75%. Markets responded      HOW WAS THE FUND STRUCTURED?
reporting period. The fund's total          tepidly to the last of these rate cuts     Our focus was on the stocks of
return was -15.73% for the six months       in late June, and they remained volatile   companies that we believe have solid
ended June 30, 2001. Over the same          as investors' concerns about the economy   long-term growth prospects and that
period, the Lipper Multi-Cap Growth         and corporate earnings growth lingered.    have the potential to emerge as
Fund Index returned -14.76% while the           For most of the period, value stocks   industry leaders. At the close of
S&P 500 returned -6.69%.                    outperformed growth stocks as investors    the reporting period, the fund had
    The fund's performance improved         sought attractively priced issues.         significant exposure to the stocks
significantly during the last three         However, beginning in April, growth        of information technology, consumer
months of the reporting period as           stocks outperformed value stocks, as the   discretionary and financial companies.
investors shifted their focus to growth     Fed's rate-cutting policy had the          The rate of corporate spending for
stocks. Total return for the three          potential to boost corporate profits.      information-technology services is
months ended June 30 was 6.87%. By          Small-cap stocks were the market           expected to increase in 2001, although
comparison, the S&P 500 returned 5.85%      leaders, posting positive returns for      at a slower pace than for the previous
while the Lipper Multi-Cap Growth Fund      the reporting period. Mid-cap stocks       two years.
Index returned 9.62% for the same           fared better than large-cap stocks.
period.
                                            PORTFOLIO COMPOSITION
WHAT WERE SOME SIGNIFICANT TRENDS
IN THE STOCK MARKET?                        As of 6/30/01, based on total net assets
Concern over declining corporate
earnings growth and a slowing economy       TOP 10 INDUSTRIES                          TOP 10 HOLDINGS
caused major stock market indexes to        -----------------------------------------  --------------------------------------------
fall during much of the reporting            1. Diversified Financial Services  14.3%   1. Microsoft Corp.                     3.8%
period. Throughout the period, a            -----------------------------------------  --------------------------------------------
long string of high-profile companies        2. Systems Software                 5.4    2. J.P. Morgan Chase & Co.             2.7
issued warnings that their earnings         -----------------------------------------  --------------------------------------------
would not meet expectations. Slowing         3. Semiconductors                   5.1    3. Fiserv, Inc.                        2.6
economic growth and rising energy and       -----------------------------------------  --------------------------------------------
labor costs undermined corporate             4. Pharmaceuticals                  4.4    4. American International Group, Inc.  2.1
profits. Global competition also reduced    -----------------------------------------  --------------------------------------------
the ability of companies to raise prices     5. Oil & Gas Drilling               3.7    5. Goldman Sachs Group, Inc. (The)     2.0
for their products and services. The        -----------------------------------------  --------------------------------------------
sell-off affected nearly all market          6. Data Processing Services         3.4    6. Omnicom Group Inc.                  1.8
sectors, with technology stocks             -----------------------------------------  --------------------------------------------
especially hard hit.                         7. Consumer Finance                 3.4    7. Morgan Stanley Dean Witter & Co.    1.7
    Early in 2001, the Federal Reserve      -----------------------------------------  --------------------------------------------
Board (the Fed) began cutting interest       8. Broadcasting & Cable TV          3.3    8. Bed Bath & Beyond Inc.              1.7
rates to stimulate economic growth. In      -----------------------------------------  --------------------------------------------
the first quarter of 2001, the nation's      9. Advertising                      3.1    9. Celestica Inc. (Canada)             1.7
gross domestic product (GDP) grew at an     -----------------------------------------  --------------------------------------------
annual                                      10. Movies & Entertainment           3.0   10. Merrill Lynch & Co., Inc.           1.7

                                            The fund's holdings are subject to change, and there is no assurance that the fund will continue to hold any particular security.

                       AIM V.I. CAPITAL APPRECIATION FUND                    39


SEMIANNUAL REPORT / MANAGERS' OVERVIEW

    Consumer-discretionary companies,         responsible for developing several      AVERAGE ANNUAL TOTAL RETURNS
which include many retailers, could           well known slogans and catch phrases.
benefit from an expected improvement        . Morgan Stanley Dean Witter is one of    As of 6/30/01
in the economy. We believe larger             the world's leading investment banks,
diversified financial services firms          offering a wide variety of services     Inception (5/5/93)  13.82%
are in a favorable position to benefit        to most classes of investors.           --------------------------
from this year's string of interest         . Bed Bath & Beyond is a leading retail   5 years              9.09
rate cuts. We have trimmed the fund's         outlet for domestic items, such as bed  --------------------------
energy holdings because of growing            linens, kitchen accessories and home    1 year             -30.63
concerns about inventory levels.              furnishings.                            --------------------------
    At the close of the reporting           . Celestica is a maker of printed circuit
period,  the fund had 108 holdings with       assemblies and other subsystems; major  Past performance cannot guarantee
most of its exposure to large- and            hardware firms such as IBM and Sun      comparable future results. DUE TO
giant-cap stocks.                             Microsystems often outsource certain    RECENT SIGNIFICANT MARKET VOLATILITY,
                                              manufacturing operations to Celestica.  RESULTS OF AN INVESTMENT MADE TODAY
WHAT WERE SOME OF THE LEADING STOCKS        . Merrill Lynch is a leading provider of  MAY DIFFER SUBSTANTIALLY FROM THE
IN THE PORTFOLIO?                             investment banking services for         HISTORICAL PERFORMANCES SHOWN. CALL
At the close of the reporting period,         individual and institutional clients.   YOUR FINANCIAL ADVISOR FOR MORE
the portfolio's top holdings included                                                 CURRENT PERFORMANCE.
many well known companies:                  WHAT WERE MARKET CONDITIONS LIKE AT THE
 . Microsoft, the world's leading            CLOSE OF THE REPORTING PERIOD?            AIM V.I. Capital Appreciation Fund
  software company, produces a variety      Although the stock market remained        seeks growth of capital. The fund
  of software and services. Despite its     volatile and economic signals were        seeks to meet its objective by investing
  recent anti-trust case, the company       mixed, there were reasons for optimism.   principally in common stocks of
  has expanded into travel services,        The Fed had trimmed 275 basis points      companies the portfolio managers believe
  interactive television and video game     (2.75%) from the federal funds rate.      are likely to benefit from new or
  consoles.                                 Historically, falling interest rates      innovative products, services or
 . J.P. Morgan Chase offers commercial,      have been a powerful catalyst for         processes as well as those that have
  consumer and investment banking           reinvigorating the economy. Late in the   experienced above-average long-term
  services to clients around the world.     reporting period, data showed a rise in   growth in earnings and have excellent
  It was created from the merger of         consumer confidence, in new home sales    growth prospects.
  investment-banking firm J.P. Morgan       and in durable goods orders accompanied       The performance figures in this
  and commercial bank Chase Manhattan.      by a decline in new unemployment benefit  report, which represent AIM V.I. Capital
 . Fiserv provides data processing and       claims. Together, these data suggested    Appreciation Fund, are not intended to
  business support services for more        that Fed action might be beginning to     reflect actual annuity values, and they
  than 10,000 financial institutions,       pull the economy out of its doldrums.     do not reflect charges at the separate-
  including banks, credit unions and        Despite volatile fuel prices, inflation   account level and these changes would
  insurance companies.                      in general remained subdued.              reduce the total return. The fund's
 . American International Group (AIG),           Moreover, the difficult market        performance figures are historical, and
  one of the world's largest insurance      conditions of the past year or so have    they reflect fund expenses, the
  companies, recently announced plans to    resulted in some of the most attractive   reinvestment of distributions and
  acquire American General, a move that     stock valuations in several years. We     changes in net asset value. The fund's
  will expand AIG's domestic positions      believe this market represented an        investment return and principal value
  in life insurance, retirement savings     excellent opportunity to buy the stocks   will fluctuate so fund shares, when
  products and consumer finance.            of solid companies with attractive        redeemed, may be worth more or less
 . Goldman Sachs is a leader in investment   earnings-growth prospects at reduced      than their original cost.
  banking with more than 40 offices         prices.                                       Investing in small and mid-sized
  worldwide.                                                                          companies may involve greater risk and
 . Omnicom Group is the world's second                                                 potential reward than investing in more
  largest advertising conglomerate and is                                             established companies. Also, small
                                                                                      companies may have business risk,
                                                                                      significant stock-price fluctuations
                                                                                      and illiquidity.
                                                                                          The unmanaged Lipper Multi-Cap
                                                                                      Growth Fund Index represents an average
                                                                                      of the performance of the 30 largest
                                                                                      multi-cap growth funds tracked by
                                                                                      Lipper, Inc., an  independent mutual
                                                                                      fund performance monitor.
                                                                                          The unmanaged Standard & Poor's
                                                                                      Composite Index of 500 Stocks (the S&P
                                                                                      500) is an index of common stocks
                                                                                      frequently used as a general measure of
                                                                                      U.S. stock market performance.
                                                                                          An investment cannot be made in an
                                                                                      index. Unless  otherwise indicated,
                                                                                      index results include reinvested
                                                                                      dividends, and they do not reflect sales
                                                                                      charges or fund expenses.

40                     AIM V.I. CAPITAL APPRECIATION FUND

SCHEDULE OF INVESTMENTS

JUNE 30, 2001
(UNAUDITED)

                                                           MARKET
                                              SHARES       VALUE
COMMON STOCKS AND OTHER EQUITY INTERESTS - 94.73%

ADVERTISING - 3.10%

Lamar Advertising Co.(a)                       394,100 $   17,340,400
---------------------------------------------------------------------
Omnicom Group Inc.                             265,500     22,833,000
=====================================================================
                                                           40,173,400
=====================================================================

AEROSPACE & DEFENSE - 2.82%

Boeing Co. (The)                               218,900     12,170,840
---------------------------------------------------------------------
L-3 Communications Holdings, Inc.(a)            80,000      6,104,000
---------------------------------------------------------------------
Lockheed Martin Corp.                          175,100      6,487,455
---------------------------------------------------------------------
Northrop Grumman Corp.                          65,700      5,262,570
---------------------------------------------------------------------
United Technologies Corp.                       87,600      6,417,576
=====================================================================
                                                           36,442,441
=====================================================================

APPAREL RETAIL - 2.66%

Gap, Inc. (The)                                490,400     14,221,600
---------------------------------------------------------------------
Talbots, Inc. (The)                            133,400      5,836,250
---------------------------------------------------------------------
TJX Cos., Inc. (The)                           450,800     14,366,996
=====================================================================
                                                           34,424,846
=====================================================================

APPLICATION SOFTWARE - 2.86%

Cadence Design Systems, Inc.(a)                134,200      2,500,146
---------------------------------------------------------------------
Citrix Systems, Inc.(a)                        262,700      9,168,230
---------------------------------------------------------------------
Electronic Arts Inc.(a)                        132,000      7,642,800
---------------------------------------------------------------------
Intuit Inc.(a)                                 442,000     17,675,580
=====================================================================
                                                           36,986,756
=====================================================================

BROADCASTING & CABLE TV - 3.27%

Comcast Corp. - Class A(a)                     357,000     15,493,800
---------------------------------------------------------------------
Hispanic Broadcasting Corp.(a)                 507,900     14,571,651
---------------------------------------------------------------------
Univision Communications Inc. - Class A(a)     284,900     12,188,022
=====================================================================
                                                           42,253,473
=====================================================================

CASINOS & GAMING - 0.61%

MGM Mirage Inc.(a)                             262,700      7,870,492
=====================================================================

COMPUTER & ELECTRONICS RETAIL - 0.55%

CDW Computer Centers, Inc.(a)                  177,700      7,056,467
=====================================================================

COMPUTER HARDWARE - 2.26%

Apple Computer, Inc.(a)                        218,900      5,089,425
---------------------------------------------------------------------
Dell Computer Corp.(a)                         350,300      9,090,285
---------------------------------------------------------------------
International Business Machines Corp.          133,200     15,051,600
=====================================================================
                                                           29,231,310
=====================================================================

CONSUMER FINANCE - 3.43%

Capital One Financial Corp.                    209,800     12,588,000
---------------------------------------------------------------------
Countrywide Credit Industries, Inc.            262,700     12,052,676
---------------------------------------------------------------------
MBNA Corp.                                     283,200      9,331,440
---------------------------------------------------------------------
Providian Financial Corp.                      176,000     10,419,200
=====================================================================
                                                           44,391,316
=====================================================================

                                                            MARKET
                                               SHARES       VALUE
DATA PROCESSING SERVICES - 3.44%

DST Systems, Inc.(a)                             54,700 $    2,882,690
----------------------------------------------------------------------
Fiserv, Inc.(a)                                 525,475     33,619,890
----------------------------------------------------------------------
Paychex, Inc.                                   199,518      7,980,720
======================================================================
                                                            44,483,300
======================================================================

DEPARTMENT STORES - 1.48%

Kohl's Corp.(a)                                 305,500     19,164,015
======================================================================

DERIVATIVES - 0.95%

Nasdaq-100 Index Tracking Stock(a)              266,500     12,243,010
======================================================================

DIVERSIFIED FINANCIAL SERVICES - 14.33%

American Express Co.                            411,600     15,970,080
----------------------------------------------------------------------
Citigroup Inc.                                  354,700     18,742,348
----------------------------------------------------------------------
Fannie Mae                                       65,700      5,594,355
----------------------------------------------------------------------
Freddie Mac                                     184,400     12,908,000
----------------------------------------------------------------------
Goldman Sachs Group, Inc. (The)                 297,700     25,542,660
----------------------------------------------------------------------
J.P. Morgan Chase & Co.                         795,800     35,492,680
----------------------------------------------------------------------
Merrill Lynch & Co., Inc.                       360,800     21,377,400
----------------------------------------------------------------------
Morgan Stanley Dean Witter & Co.                350,300     22,499,769
----------------------------------------------------------------------
Schwab (Charles) Corp. (The)                    569,200      8,708,760
----------------------------------------------------------------------
State Street Corp.                              197,000      9,749,530
----------------------------------------------------------------------
Stilwell Financial, Inc.                        262,700      8,816,212
======================================================================
                                                           185,401,794
======================================================================

DRUG RETAIL - 0.28%

Walgreen Co.                                    107,900      3,684,785
======================================================================

ELECTRONIC EQUIPMENT & INSTRUMENTS - 2.63%

Celestica Inc. (Canada)(a)                      424,100     21,841,150
----------------------------------------------------------------------
Sanmina Corp.(a)                                175,100      4,099,091
----------------------------------------------------------------------
Tektronix, Inc.(a)                              230,000      6,244,500
----------------------------------------------------------------------
Waters Corp.(a)                                  65,700      1,813,977
======================================================================
                                                            33,998,718
======================================================================

FOOD RETAIL - 0.83%

Safeway Inc.(a)                                 225,000     10,800,000
======================================================================

FOOTWEAR - 0.58%

NIKE, Inc. - Class B                            178,300      7,486,817
======================================================================

GENERAL MERCHANDISE STORES - 0.44%

Family Dollar Stores, Inc.                      224,300      5,748,809
======================================================================

HEALTH CARE DISTRIBUTORS & SERVICES - 0.33%

Cardinal Health, Inc.                            62,400      4,305,600
======================================================================

HEALTH CARE EQUIPMENT - 1.91%

Biomet, Inc.                                    262,250     12,603,735
----------------------------------------------------------------------
Medtronic, Inc.                                 262,700     12,086,827
======================================================================
                                                            24,690,562
======================================================================

                       AIM V.I. CAPITAL APPRECIATION FUND           41

                                                                   MARKET
                                                      SHARES       VALUE
HEALTH CARE FACILITIES - 2.31%

HCA Inc.                                               176,600 $    7,980,554
-----------------------------------------------------------------------------
Health Management Associates, Inc. - Class A(a)        713,200     15,005,728
-----------------------------------------------------------------------------
Tenet Healthcare Corp.(a)                              133,000      6,861,470
=============================================================================
                                                                   29,847,752
=============================================================================

HOME IMPROVEMENT RETAIL - 2.11%

Home Depot, Inc. (The)                                 176,900      8,234,695
-----------------------------------------------------------------------------
Lowe's Cos., Inc.                                      262,700     19,058,885
=============================================================================
                                                                   27,293,580
=============================================================================

INDUSTRIAL MACHINERY - 0.76%

Danaher Corp.                                          175,100      9,805,600
=============================================================================

INTERNET SOFTWARE & SERVICES - 1.41%

Check Point Software Technologies Ltd. (Israel)(a)     174,450      8,821,936
-----------------------------------------------------------------------------
VeriSign, Inc.(a)                                      156,600      9,397,566
=============================================================================
                                                                   18,219,502
=============================================================================

IT CONSULTING & SERVICES - 2.54%

Electronic Data Systems Corp.                          268,400     16,775,000
-----------------------------------------------------------------------------
SunGard Data Systems Inc.(a)                           361,200     10,839,612
-----------------------------------------------------------------------------
Unisys Corp.(a)                                        352,900      5,191,159
=============================================================================
                                                                   32,805,771
=============================================================================

LIFE & HEALTH INSURANCE - 0.94%

AFLAC, Inc.                                            385,000     12,123,650
=============================================================================

MANAGED HEALTH CARE - 1.38%

UnitedHealth Group Inc.                                 87,600      5,409,300
-----------------------------------------------------------------------------
Wellpoint Health Networks Inc.(a)                      131,400     12,383,136
=============================================================================
                                                                   17,792,436
=============================================================================

MOTORCYCLE MANUFACTURERS - 1.27%

Harley-Davidson, Inc.                                  350,000     16,478,000
=============================================================================

MOVIES & ENTERTAINMENT - 3.02%

AOL Time Warner Inc.(a)                                355,200     18,825,600
-----------------------------------------------------------------------------
Viacom Inc. - Class B(a)                               245,100     12,683,925
-----------------------------------------------------------------------------
Walt Disney Co. (The)                                  262,700      7,589,403
=============================================================================
                                                                   39,098,928
=============================================================================

MULTI-LINE INSURANCE - 2.08%

American International Group, Inc.                     312,700     26,892,200
=============================================================================

MULTI-UTILITIES - 1.26%

Dynegy Inc. - Class A                                  166,000      7,719,000
-----------------------------------------------------------------------------
Enron Corp.                                            175,100      8,579,900
=============================================================================
                                                                   16,298,900
=============================================================================

NETWORKING EQUIPMENT - 1.44%

Cisco Systems, Inc.(a)                                 892,200     16,238,040
-----------------------------------------------------------------------------
McDATA Corp. - Class A(a)                              137,010      2,404,526
=============================================================================
                                                                   18,642,566
=============================================================================

                                                          MARKET
                                             SHARES       VALUE
OIL & GAS DRILLING - 3.74%

Cooper Cameron Corp.(a)                        95,165 $    5,310,207
--------------------------------------------------------------------
ENSCO International Inc.                      311,000      7,277,400
--------------------------------------------------------------------
Nabors Industries, Inc.(a)                    264,400      9,835,680
--------------------------------------------------------------------
Noble Drilling Corp.(a)                       260,000      8,515,000
--------------------------------------------------------------------
Rowan Cos., Inc.(a)                           317,200      7,010,120
--------------------------------------------------------------------
Santa Fe International Corp.                  194,100      5,628,900
--------------------------------------------------------------------
Transocean Sedco Forex Inc.                   117,150      4,832,438
====================================================================
                                                          48,409,745
====================================================================

OIL & GAS EQUIPMENT & SERVICES - 1.52%

BJ Services Co.(a)                            175,200      4,972,176
--------------------------------------------------------------------
Smith International, Inc.(a)                   97,700      5,852,230
--------------------------------------------------------------------
Weatherford International, Inc.(a)            183,900      8,827,200
====================================================================
                                                          19,651,606
====================================================================

PHARMACEUTICALS - 4.41%

Elan Corp. PLC - ADR (Ireland)(a)             223,200     13,615,200
--------------------------------------------------------------------
Forest Laboratories, Inc.(a)                  180,000     12,780,000
--------------------------------------------------------------------
Medicis Pharmaceutical Corp. - Class A(a)     181,000      9,593,000
--------------------------------------------------------------------
Pfizer Inc.                                   525,400     21,042,270
====================================================================
                                                          57,030,470
====================================================================

RESTAURANTS - 0.52%

Brinker International, Inc.(a)                262,700      6,790,795
====================================================================

SEMICONDUCTORS - 5.10%

Advanced Micro Devices, Inc.(a)               175,100      5,056,888
--------------------------------------------------------------------
Analog Devices, Inc.(a)                       407,900     17,641,675
--------------------------------------------------------------------
Intel Corp.                                   218,900      6,402,825
--------------------------------------------------------------------
Linear Technology Corp.                       133,000      5,881,260
--------------------------------------------------------------------
Maxim Integrated Products, Inc.(a)            134,300      5,937,403
--------------------------------------------------------------------
Microchip Technology Inc.(a)                  371,950     12,434,289
--------------------------------------------------------------------
Micron Technology, Inc.(a)                    306,500     12,597,150
====================================================================
                                                          65,951,490
====================================================================

SPECIALTY STORES - 2.49%

Bed Bath & Beyond Inc.(a)                     701,500     21,886,800
--------------------------------------------------------------------
Tiffany & Co.                                 109,500      3,966,090
--------------------------------------------------------------------
Toys "R" Us, Inc.(a)                          258,500      6,397,875
====================================================================
                                                          32,250,765
====================================================================

SYSTEMS SOFTWARE - 5.44%

BMC Software, Inc.(a)                         437,900      9,870,266
--------------------------------------------------------------------
Microsoft Corp.(a)                            668,300     48,785,900
--------------------------------------------------------------------
VERITAS Software Corp.(a)                     176,000     11,709,280
====================================================================
                                                          70,365,446
====================================================================

42                       AIM V.I. CAPITAL APPRECIATION FUND

                                                                MARKET
                                                   SHARES       VALUE
TELECOMMUNICATIONS EQUIPMENT - 2.23%

ADC Telecommunications, Inc.(a)                     350,300 $    2,311,980
---------------------------------------------------------------------------
Comverse Technology, Inc.(a)                         66,400      3,825,968
---------------------------------------------------------------------------
Nokia Oyi - ADR (Finland)                           707,200     15,586,688
---------------------------------------------------------------------------
Scientific-Atlanta, Inc.                            177,100      7,190,260
===========================================================================
                                                                28,914,896
===========================================================================
  Total Common Stocks and Other Equity Interests
   (Cost $1,132,183,463)                                     1,225,502,009
===========================================================================

MONEY MARKET FUNDS - 5.42%

STIC Liquid Assets Portfolio(b)                  35,088,125     35,088,125
===========================================================================
STIC Prime Portfolio(b)                          35,088,125     35,088,125
===========================================================================
  Total Money Market Funds
   (Cost $70,176,250)                                           70,176,250
===========================================================================
TOTAL INVESTMENTS - 100.15%
 (COST $1,202,359,713)                                       1,295,678,259
===========================================================================
OTHER ASSETS LESS LIABILITIES - (0.15%)                         (1,955,909)
===========================================================================
NET ASSETS - 100.00%                                        $1,293,722,350
===========================================================================

Investment Abbreviations:

ADR - American Depositary Receipt

NOTES TO SCHEDULE OF INVESTMENTS:

(a) Non-income producing security.
(b) The money market fund and the Fund are affiliated by having the same investment advisor.


See Notes to Financial Statements.

                       AIM V.I. CAPITAL APPRECIATION FUND                   43

STATEMENT OF ASSETS AND LIABILITIES

JUNE 30, 2001
(UNAUDITED)

ASSETS:

Investments, at market value (cost $1,202,359,713)  $1,295,678,259
==================================================================
Receivables for:
 Fund shares sold                                          524,636
------------------------------------------------------------------
 Dividends and interest                                    403,000
------------------------------------------------------------------
Investment for deferred compensation plan                   48,059
==================================================================
  Total assets                                       1,296,653,954
==================================================================

LIABILITIES:

Payables for:
 Fund shares reacquired                                    887,085
------------------------------------------------------------------
 Deferred compensation plan                                 48,059
------------------------------------------------------------------
Accrued administrative services fees                     1,907,906
------------------------------------------------------------------
Accrued operating expenses                                  88,554
==================================================================
  Total liabilities                                      2,931,604
==================================================================
Net assets applicable to shares outstanding         $1,293,722,350
==================================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER SHARE:
Outstanding                                             49,774,877
==================================================================
Net asset value                                     $        25.99
==================================================================


STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED JUNE 30, 2001
(UNAUDITED)

INVESTMENT INCOME:

Dividends                                                       $   2,316,714
------------------------------------------------------------------------------
Dividends from affiliated money market funds                        2,266,248
------------------------------------------------------------------------------
Interest                                                               10,882
==============================================================================
  Total investment income                                           4,593,844
==============================================================================

EXPENSES:

Advisory fees                                                       4,099,335
------------------------------------------------------------------------------
Administrative services fees                                        1,331,101
------------------------------------------------------------------------------
Custodian fees                                                         78,629
------------------------------------------------------------------------------
Trustees' fees                                                          5,474
------------------------------------------------------------------------------
Other                                                                 153,545
==============================================================================
  Total expenses                                                    5,668,084
==============================================================================
Less: Expenses paid indirectly                                         (2,284)
------------------------------------------------------------------------------
  Net expenses                                                      5,665,800
==============================================================================
Net investment income (loss)                                       (1,071,956)
==============================================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT
 SECURITIES, FOREIGN CURRENCIES AND OPTION CONTRACTS:

Net realized gain (loss) from:
 Investment securities                                           (120,345,930)
------------------------------------------------------------------------------
 Option contracts written                                             582,457
==============================================================================
                                                                (119,763,473)
==============================================================================
Change in net unrealized appreciation (depreciation) of:
 Investment securities                                           (120,864,729)
------------------------------------------------------------------------------
 Foreign currencies                                                       (38)
==============================================================================
                                                                (120,864,767)
==============================================================================
Net gain (loss) from investment securities, foreign currencies
 and option contracts                                            (240,628,240)
==============================================================================
Net increase (decrease) in net assets resulting from
 operations                                                     $(241,700,196)
==============================================================================

See Notes to Financial Statements.

44                     AIM V.I. CAPITAL APPRECIATION FUND

STATEMENT OF CHANGES IN NET ASSETS

FOR THE SIX MONTHS ENDED JUNE 30, 2001 AND THE YEAR ENDED DECEMBER 31, 2000 (UNAUDITED)

                                                JUNE 30,       DECEMBER 31,
                                                  2001             2000
                                             ---------------  --------------
OPERATIONS:

 Net investment income (loss)                $    (1,071,956) $   (2,573,770)
-----------------------------------------------------------------------------
 Net realized gain (loss) from investment
  securities and option contracts               (119,763,473)     58,471,948
-----------------------------------------------------------------------------
 Change in net unrealized appreciation
  (depreciation) of investment securities,
  foreign currencies and option contracts       (120,864,767)   (276,571,433)
=============================================================================
  Net increase (decrease) in net assets
   resulting from operations                    (241,700,196)   (220,673,255)
=============================================================================
 Distributions to shareholders from net
  realized gains                                          --     (41,744,897)
-----------------------------------------------------------------------------
 Share transactions - net                          1,213,845     665,409,393
=============================================================================
  Net increase (decrease) in net assets         (240,486,351)    402,991,241
=============================================================================

NET ASSETS:

 Beginning of period                           1,534,208,701   1,131,217,460
=============================================================================
 End of period                               $ 1,293,722,350  $1,534,208,701
=============================================================================

NET ASSETS CONSIST OF:

 Shares of beneficial interest               $ 1,264,109,859  $1,262,896,014
-----------------------------------------------------------------------------
 Undistributed net investment income (loss)       (1,136,044)        (64,088)
-----------------------------------------------------------------------------
 Undistributed net realized gain (loss) from
  investment securities and option contracts     (62,569,903)     57,193,570
-----------------------------------------------------------------------------
 Unrealized appreciation of investment
  securities, foreign currencies and option
  contracts                                       93,318,438     214,183,205
=============================================================================
                                             $ 1,293,722,350  $1,534,208,701
=============================================================================

NOTES TO FINANCIAL STATEMENTS

JUNE 30, 2001
(UNAUDITED)

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

AIM V.I. Capital Appreciation Fund (the "Fund") is a series portfolio of AIM Variable Insurance Funds (the "Trust"). The Trust is a Delaware business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of sixteen separate portfolios. Matters affecting each portfolio will be voted on exclusively by the shareholders of such portfolio. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Currently, shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable annuity contracts and variable life insurance policies. Effective July 16, 2001, the Fund will offer two classes of shares, Series I and Series II. The Fund's investment objective is growth of capital.
 The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
A. Security Valuations - Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").
    Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are

                       AIM V.I. CAPITAL APPRECIATION FUND                   45
   determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Trustees.
B. Securities Transactions and Investment Income - Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.
C. Distributions - Distributions from income and net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date.
D. Federal Income Taxes - The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
E. Covered Call Options - The Fund may write call options, on a covered basis; that is, the Fund will own the underlying security. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received.
F. Put Options - The Fund may purchase put options. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option's underlying instrument may be a security or a futures contract. Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund's resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the securities hedged.

NOTE 2 - ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.65% of the first $250 million of the Fund's average daily net assets, plus 0.60% of the Fund's average daily net assets in excess of $250 million.
 Pursuant to a master administrative services agreement with AIM, the Fund has agreed to pay AIM a fee for costs incurred in providing accounting services and certain administrative services to the Fund and to reimburse AIM for administrative services fees paid to insurance companies that have agreed to provide administrative services to the Fund. For the six months ended June 30, 2001, the Fund paid AIM $1,331,101 of which AIM retained $62,337 for such services.
 The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Fund.
 Certain officers and trustees of the Trust are officers of AIM and AIM Distributors.
 During the six months ended June 30, 2001, the Fund paid legal fees of $2,022 services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

NOTE 3 - INDIRECT EXPENSES

For the six months ended June 30, 2001, the Fund received reductions in custodian fees of $2,284 under an expense offset arrangement which resulted in a reduction of the Fund's total expenses of $2,284.

NOTE 4 - TRUSTEES' FEES

Trustees' fees represent remuneration paid to trustees who are not an "interested person" of AIM. The Trust invests trustees' fees, if so elected by a trustee, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5 - BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of (i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the six months ended June 30, 2001, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6 - INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the six months ended June 30, 2001 was $495,738,685 and $406,392,582, respectively.
 The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of June 30, 2001 is as follows:

Aggregate unrealized appreciation of investment securities    $ 195,243,081
----------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities   (103,672,921)
============================================================================
Net unrealized appreciation of investment securities          $  91,570,160
============================================================================

Cost of investments for tax purposes is $1,204,108,099.

NOTE 7 - CALL OPTION CONTRACTS

Transactions in call options written during the six months ended June 30, 2001 are summarized as follows:

                       CALL OPTION
                        CONTRACTS
                   -------------------
                   NUMBER OF PREMIUMS
                   CONTRACTS RECEIVED
                   --------- ---------
Beginning of year       --   $      --
---------------------------------------
Written              1,306     582,457
---------------------------------------
Expired             (1,306)   (582,457)
=======================================
End of year             --   $      --
=======================================

46                    AIM V.I. CAPITAL APPRECIATION FUND

NOTE 8 - SHARE INFORMATION

Changes in shares outstanding during the six months ended June 30, 2001 and the year ended December 31, 2000 were as follows:

                                JUNE 30, 2001           DECEMBER 31, 2000
                           ------------------------  ------------------------
                             SHARES       AMOUNT       SHARES       AMOUNT
                           ----------  ------------  ----------  ------------
Sold                        5,987,895  $166,243,603  20,934,800  $781,849,779
------------------------------------------------------------------------------
Issued as reinvestment of
 dividends                         --            --   1,298,442    41,744,897
------------------------------------------------------------------------------
Reacquired                 (5,960,898) (165,029,758) (4,279,024) (158,185,283)
==============================================================================
                               26,997  $  1,213,845  17,954,218  $665,409,393
==============================================================================

NOTE 9 - FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                         SIX MONTHS
                           ENDED                     YEAR ENDED DECEMBER 31,
                          JUNE 30,       ------------------------------------------------------
                            2001            2000         1999        1998      1997      1996
                         ----------      ----------   ----------   --------  --------  --------
Net asset value,
 beginning of period     $    30.84      $    35.58   $    25.20   $  21.75  $  19.43  $  16.55
------------------------------------------------------------------------------------------------
Income from investment
 operations:
 Net investment income
  (loss)                      (0.02)          (0.05)       (0.02)      0.02      0.03      0.02
------------------------------------------------------------------------------------------------
 Net gains (losses) on
  securities (both
  realized and
  unrealized)                 (4.83)          (3.79)       11.17       4.12      2.58      2.89
================================================================================================
  Total from investment
   operations                 (4.85)          (3.84)       11.15       4.14      2.61      2.91
================================================================================================
Less distributions:
 Dividends from net
  investment income              --              --        (0.02)     (0.04)    (0.02)    (0.03)
------------------------------------------------------------------------------------------------
 Distributions from net
  realized gains                 --           (0.90)       (0.75)     (0.65)    (0.27)       --
================================================================================================
  Total distributions            --           (0.90)       (0.77)     (0.69)    (0.29)    (0.03)
================================================================================================
Net asset value, end of
 period                  $    25.99      $    30.84   $    35.58   $  25.20  $  21.75  $  19.43
================================================================================================
Total return(a)              (15.73)%        (10.91)%      44.61%     19.30%    13.51%    17.58%
================================================================================================

Ratios/supplemental data:

Net assets, end of
 period (000s omitted)   $1,293,722      $1,534,209   $1,131,217   $647,248  $522,642  $370,063
================================================================================================
Ratio of expenses to
 average net assets            0.84%(b)        0.82%        0.73%      0.67%     0.68%     0.73%
================================================================================================
Ratio of net investment
 income (loss) to
 average net assets           (0.16)%(b)      (0.17)%      (0.06)%     0.11%     0.18%     0.18%
================================================================================================
Portfolio turnover rate          32%             98%          65%        83%       65%       59%
================================================================================================

(a) Total returns are not annualized for periods less than one year. Total returns do not reflect charges at the separate account level and these charges would reduce total returns for all periods shown.
(b) Ratios are annualized and based on average daily net assets of $1,354,336,643.

                      AIM V.I. CAPITAL APPRECIATION FUND                   47


BOARD OF TRUSTEES                                   OFFICERS                          OFFICE OF THE FUND

Robert H. Graham                                    Robert H. Graham                  11 Greenway Plaza
Chairman, President and Chief                       Chairman and President            Suite 100
Executive Officer                                                                     Houston, TX 77046
A I M Management Group Inc.                         Carol F. Relihan
                                                    Senior Vice President and         INVESTMENT ADVISOR
Bruce L. Crockett                                   Secretary
Director                                                                              A I M Advisors, Inc.
ACE Limited;                                        Gary T. Crum                      11 Greenway Plaza
Formerly Director, President, and                   Senior Vice President             Suite 100
Chief Executive Officer                                                               Houston, TX 77046
COMSAT Corporation                                  Dana R. Sutton
                                                    Vice President and                TRANSFER AGENT AND CUSTODIAN
Owen Daly II                                        Treasurer
Formerly Director                                                                     State Street Bank and Trust Company
Cortland Trust, Inc.                                Robert G. Alley                   225 Franklin Street
                                                    Vice President                    Boston, MA 02110
Albert R. Dowden
Chairman,                                           Stuart W. Coco                    COUNSEL TO THE FUNDS
Cortland Trust, Inc. and                            Vice President
DHJ Media, Inc.; and Director,                                                        Foley & Lardner
Magellan Insurance Company                          Melville B. Cox                   3000 K N.W., Suite 500
                                                    Vice President                    Washington, D.C. 20007
Edward K. Dunn, Jr.
Formerly, Chairman, Mercantile                      Karen Dunn Kelley                 COUNSEL TO THE TRUSTEES
Mortgage Corp.;                                     Vice President
Vice Chairman, President                                                              Kramer, Levin, Naftalis & Frankel LLP
and Chief Operating Officer                         Edgar M. Larsen                   919 Third Avenue
Mercantile-Safe Deposit & Trust Co.;                Vice President                    New York, NY 10022
and President, Mercantile Bankshares
                                                    Mary J. Benson                    DISTRIBUTOR
Jack M. Fields                                      Assistant Vice President and
Chief Executive Officer,                            Assistant Treasurer               A I M Distributors, Inc.
Twenty First Century Group, Inc.;                                                     11 Greenway Plaza
Formerly Member of the U.S.                         Sheri Steward Morris              Suite 100
House of Representatives                            Assistant Vice President and      Houston, TX 77046
                                                    Assistant Treasurer
Carl Frischling
Partner
Kramer, Levin, Naftalis & Frankel LLP

Prema Mathai-Davis
Member, Visiting Committee, Harvard
University Graduate School of Education,
New School University.
Formerly Chief Executive Officer,
YWCA of the U.S.A.

Lewis F. Pennock
Partner, Pennock & Cooper (law firm)

Louis S. Sklar
Executive Vice President,
Development and Operations,
Hines Interests
Limited Partnership

                       SEMIANNUAL REPORT / JUNE 30 2001

                            AIM V.I. HIGH YIELD FUND


AIM V.I. HIGH YIELD FUND SEEKS A HIGH LEVEL OF CURRENT INCOME. THE FUND SEEKS TO MEET ITS OBJECTIVES BY INVESTING IN A PORTFOLIO CONSISTING PRIMARILY OF HIGH-YIELDING, LOWER-RATED BONDS.

                                      AIM

                                   FUNDS (R)

SEMIANNUAL REPORT / MANAGERS' OVERVIEW

AIM V.I. HIGH YIELD FUND

FUND FACES VOLATILE HIGH YIELD MARKET

HOW DID AIM V.I. HIGH YIELD FUND PERFORM                   IN MANY RESPECTS, HOWEVER,    funds target from 6.5% at the very
DURING THE REPORTING PERIOD?                          THE HIGH YIELD MARKET IS A COME    beginning of the year to 3.75% by the end
The high yield market has turned in mixed                  BACK STORY. INVESTORS HAVE    of the second quarter and provided strong
results since the start of the year. It                       RETURNED TO THE MARKET.    support for fixed-income markets. This
was one of the best-performing asset                                                     marks the Fed's most aggressive easing
classes early in the year but fundamental/                                               ever in a six-month period. In a June 27
technical issues dragged down returns                                                    statement, the Fed mentioned its recurring
later, particularly in June. In this                                                     concerns about poor business profitability
environment AIM V.I. High Yield Fund                                                     and weak capital expenditures. It also
posted a return of - 4.09 % for the         wasted no time lowering interest rates       felt economic risks were still weighted
six-month period ended June 30, 2001.       in 2001. The first of six rate reductions    toward further weakness. In "Fed speak"
The fund's six-month return, however,       occurred on January 3, 2001 -- just three    that indicates an easing bias and the
doesn't capture the reversal the high       days after the start of the new year.        possibility of future rate reductions.
yield market witnessed in January. The      Prompting this move was a clearly
fund's one-month return in January          weakening U.S. economy and an increasing     WHAT FACTORS AFFECTED THE HIGH YIELD
was 8.81%.                                  view that the U.S. may actually be falling   BOND MARKET?
                                            into recession. Since that first early-      As the year unfolded, a double dose of
HOW DID INTEREST RATE TRENDS INFLUENCE      January rate reduction, the Fed continued    Fed relief (interest rate cuts) in
FIXED-INCOME SECURITIES DURING THE          cutting the federal funds rate -- which      January and attractive yields brought
REPORTING PERIOD?                           banks use on overnight loans to each other   large cash inflows back to the high
After altering its economic bias in         -- throughout the first half of the year.    yield market and helped propel it to
December, the Federal Reserve (the Fed)     Those rate cuts dropped the fed              positive returns not seen in years. This
                                                                                         strong performance, however, proved
PORTFOLIO COMPOSITION                                                                    choppy as the high yield market succumbed
As of 6/30/01, based on total net assets                                                 to renewed fundamental concerns in March,
                                                                                         April and again in June.
TOP 10 BOND HOLDINGS                           TOP 10 INDUSTRIES                            Among those concerns were weak
--------------------------------------------  -----------------------------------------  corporate profits and sales, corporate
 1. Intermedia Communications Inc.      2.4%    1. Broadcasting & Cable TV        15.3%  downgrades, cash outflows in June (for
--------------------------------------------  -----------------------------------------  the six months as a whole cash flowed
 2. Tele1 Europe B. V.                  2.1     2. Wireless Telecommunications     8.9   into the market) and an increase in
     (Netherlands)                                 Services                              defaults. It should be noted, however,
--------------------------------------------  -----------------------------------------  that defaults are "lagging" indicators.
 3. AES Corp. (The)                     2.1     3. Integrated Telecommunication    7.6      In other words, the market prices
                                                   Services                              in the increased default rate before it
--------------------------------------------  -----------------------------------------  actually happens. In fact, the default
 4. Crown Castel International Corp.    2.1     4. Alternative Carriers            6.2   rate can have little to do with rate of
--------------------------------------------  -----------------------------------------  return in the same period. For instance,
 5. PTC International Finance II S.A.   2.0     5. Casinos & Gaming                4.8   in 1991, the default rate reached an
    (Luxembourg)                                                                         all-time high but that was also the year
--------------------------------------------  -----------------------------------------  of the high yield market's highest ever
 6. Spectrasite Holdings, Inc.          2.0     6. Oil & Gas - Exploration         4.4   total return. That's because
                                                   & Production
--------------------------------------------  -----------------------------------------
 7. Warner Chilcott, Inc.               1.9     7. Electric Utilities              4.1
--------------------------------------------  -----------------------------------------
 8. Charter Communications              1.7     8. Homebuilding                    2.9
    Holdings, LLC
--------------------------------------------  -----------------------------------------
 9. Time Warner Telecom Inc.            1.6     9. Railroads                       2.5
--------------------------------------------  -----------------------------------------
10. Adelphia Communications Corp.       1.5    10. Telecommunications Equipment    2.5

The fund's holdings are subject to change, and there is no assurance that the fund will continue to hold any particular security.

                            AIM V.I. HIGH YIELD FUND                         121


SEMIANNUAL REPORT / MANAGERS' OVERVIEW

bonds that defaulted in 1991 began that       this year, the high yield market has         policy change has historically started
year trading at low levels as credit          witnessed $5.6 billion in cash inflows.      affecting the economy. A revitalized
losses to these issues were actually                                                       business climate could do much to
realized back in 1989 or 1990. So in          HOW DID YOU MANAGE THE FUND?                 restore confidence in stocks and help
1991, when they were listed as defaults,      The fund's performance during the first      the high yield market as well.
they didn't have far to fall in price         half of the year reflected trends in the        Also, the risk premium--the
and really had little impact on total         high yield market. Our overweighting in      increased yield you get on high yield
return that year.                             lower-rated credits proved beneficial        bonds versus Treasuries--is greater
   Certainly many of the high yield           early in the year. However, as the year      than average and thus very attractive.
market's problems thus far in 2001 stem       progressed, a polarization between upper     And several leading indicators of the
from concerns in the telecommunications       and lower credits emerged (higher-rated      default rate are pointing to a decline
sector. Investors should understand,          bonds outperformed lower-rated bonds)        in defaults by early 2002. These
however, that the high yield market is        and this negatively affected fund            factors, coupled with a surge of cash
actually quite large and represents a         performance.                                 inflows, are positive signs for the
wide variety of industries from health           One unfortunate industry trend is the     market. Although we cannot predict to
care and food to airlines and finance         increase in defaults. The fund has not       what extent or for how long these
companies. And many of these industries,      been immune to this trend. However,          increased cash inflows will continue,
particularly food and finance, produced       while we would prefer no defaults, we        we believe that high yield bonds
double-digit returns for the first half       are confident that our disciplined           remain an attractive option for
of 2001.                                      research process is working. Our             investors looking for high income with
   Credit quality has also played a role      research team works very hard in             some potential appreciation.
in performance thus far this year. Early      choosing and monitoring the credits the      --------------------------------------
in the year, lower-rated tiers were the       fund buys and holds, but the fact            AIM V.I. High Yield Fund seeks a high
best performers. For the six-month            remains that it is virtually impossible      level of current income. The fund
period as a whole, however, the best          to avoid all defaults.                       seeks to meet its investment
returns belonged to the highest quality          Over the course of the year, we           objectives by investing in a portfolio
sector--BB-rated bonds. And yields,           continued to reposition the fund so we       consisting primarily of high-yielding,
which remain quite attractive, were           could be more responsive to changes in       lower rated bonds.
spread across a vast spectrum. While BB       the market. We have increased the credit        The performance figures shown here,
bond yields fell in the 9% range, many        quality and liquidity of the fund by         which represent AIM V.I. High Yield
CCC bonds were yielding more than 20%.        adding more BB bonds. We have also           Fund, are not intended to reflect
                                              reduced our exposure to lower-rated          actual annuity values, and they do not
AVERAGE ANNUAL TOTAL RETURNS                  tiers such as CCC and non-rated bonds.       reflect charges at the separate-
                                              Although our strategy has been to            account level, and these charges would
As of 6/30/01                                 increase our credit quality, the fund's      reduce the total return. AIM V.I. High
--------------------------------------        average credit quality will remain B.        Yield Fund's performance figures are
Inception (5/1/98)              -7.06%           We have also increased the                historical, and they reflect fund
--------------------------------------        diversification and number of holdings       expenses, the reinvestment of
1 year                          -19.74        in the fund. We continue to add new          distributions and changes in net asset
--------------------------------------        names and increase our exposure to           value. The fund's investment return
                                              companies with more stable cash flows        and principal value will fluctuate, so
Past performance cannot guarantee             that should be able to weather economic      an investor's shares, when redeemed,
comparable future results. DUE TO RECENT      downturns.                                   may be worth more or less than their
SIGNIFICANT MARKET VOLATILITY, RESULTS                                                     original cost.
OF AN INVESTMENT MADE TODAY MAY DIFFER        ANY FINAL THOUGHTS?                             The fund invests in higher-
SUBSTANTIALLY FROM THE HISTORICAL             As we begin the second half of 2001,         yielding, lower-rated corporate bonds,
PERFORMANCES SHOWN. CALL YOUR FINANCIAL       the Fed has already eased 275 basis          commonly known as "junk bonds." These
ADVISOR FOR MORE CURRENT PERFORMANCE.         points (2.75%) thus far this year. And       bonds have a greater risk of price
                                              we are approaching a time six months         fluctuation and loss of principal and
   In many respects, however, the high        after the first Fed cut--a time that         income than do U.S. government
yield market is a comeback story.                                                          securities, such as U.S. Treasury
Investors have returned to the market.                                                     bonds and bills, which offer a
This stands in stark contrast to last                                                      government guarantee as to the
year when the high yield market suffered                                                   repayment of principal and interest if
from a cash-flow problem--cash was                                                         held to maturity.
flowing out, not in. In fact, thus far


122                         AIM V.I. HIGH YIELD FUND

SCHEDULE OF INVESTMENTS

JUNE 30, 2001
(UNAUDITED)

                                                         PRINCIPAL   MARKET
                                                          AMOUNT      VALUE
BONDS & NOTES - 91.44%

AEROSPACE & DEFENSE - 1.63%

Dunlop Standard Aerospace Holdings PLC (United
 Kingdom), Sr. Unsec. Sub. Yankee Notes,
 11.88%, 05/15/09                                        $ 300,000 $   318,750
------------------------------------------------------------------------------
Precision Partners, Inc., Sr. Unsec. Sub. Notes,
 12.00%, 03/15/09                                          330,000     150,150
==============================================================================
                                                                       468,900
==============================================================================

AIRLINES - 1.28%

Air Canada (Canada), Sr. Yankee Notes, 10.25%, 03/15/11
 (Acquired 03/08/01; Cost $196,950)(a)                     200,000     184,000
------------------------------------------------------------------------------
Northwest Airlines Inc., Sr. Unsec. Gtd. Notes,
 8.88%, 06/01/06                                           190,000     183,149
==============================================================================
                                                                       367,149
==============================================================================

ALTERNATIVE CARRIERS - 6.04%

Global Crossing Holdings Ltd. (Bermuda), Sr. Unsec.
 Yankee Notes, 8.70%, 08/01/07 (Acquired 01/23/01-
 03/21/01; Cost $203,472)(a)                               210,000     161,700
------------------------------------------------------------------------------
GT Group Telecom Inc. (Canada), Sr. Unsec. Disc. Yankee
 Notes, 13.25%, 02/01/10(b)                                500,000     167,500
------------------------------------------------------------------------------
Impsat Fiber Networks Inc., Sr. Unsec. Notes,
 13.75%, 02/15/05                                          275,000     111,375
------------------------------------------------------------------------------
Intermedia Communications Inc.,
 Sr. Sub. Disc. Notes, 12.25%, 03/01/09(b)                 100,000      74,500
------------------------------------------------------------------------------
 Sr. Unsec. Disc. Notes, 12.50%, 05/15/06(b)               130,000     130,650
------------------------------------------------------------------------------
 Sr. Unsec. Notes, 8.60%, 06/01/08                         170,000     167,450
------------------------------------------------------------------------------
 Series B, Sr. Disc. Notes, 11.25%, 07/15/07(b)            375,000     331,875
------------------------------------------------------------------------------
Tele1 Europe B.V. (Netherlands), Sr. Unsec. Yankee
 Notes, 13.00%, 05/15/09                                 1,000,000     595,000
==============================================================================
                                                                     1,740,050
==============================================================================

APPAREL RETAIL - 0.68%

Big 5 Corp. - Series B, Sr. Unsec. Notes,
 10.88%, 11/15/07                                          200,000     197,000
==============================================================================

AUTO PARTS & EQUIPMENT - 0.68%

Advance Stores Co., Inc. - Series B, Sr. Unsec. Gtd.
 Sub. Notes, 10.25%, 04/15/08                              200,000     197,000
==============================================================================

BROADCASTING & CABLE TV - 15.26%

Adelphia Communications Corp.,
 Sr. Unsec. Notes, 10.88%, 10/01/10                        165,000     167,887
------------------------------------------------------------------------------
 Sr. Unsec. Sub. Notes, 10.25%, 06/15/11                   130,000     128,050
------------------------------------------------------------------------------
 Series B, Sr. Unsec. Notes, 9.88%, 03/01/07               140,000     138,600
------------------------------------------------------------------------------
Allbritton Communications Co.,
 Sr. Sub. Notes, 8.88%, 02/01/08                           100,000     100,500
------------------------------------------------------------------------------
 Sr. Unsec. Notes, 9.75%, 11/30/05                          50,000      51,500
------------------------------------------------------------------------------
Callahan Nordrhein Westfalen (Germany), Sr. Unsec.
 Yankee Notes, 14.00%, 07/15/10 (Acquired 06/29/00-
 03/22/01; Cost $305,250)(a)                               310,000     265,050
------------------------------------------------------------------------------



                                                         PRINCIPAL   MARKET
                                                          AMOUNT      VALUE
BROADCASTING & CABLE TV - (CONTINUED)

Canwest Media Inc. (Canada), Sr. Sub. Yankee Notes,
 10.63%, 05/15/11 (Acquired 05/10/01-05/23/01; Cost
 $197,642)(a)                                            $ 200,000 $   203,500
------------------------------------------------------------------------------
Charter Communications Holdings, LLC/Charter
 Communications Holdings Capital Corp.,
 Sr. Unsec. Disc. Notes, 9.92%, 04/01/11(b)                150,000     103,125
------------------------------------------------------------------------------
 Sr. Unsec. Notes, 9.63%, 11/15/09 (Acquired 05/10/01;
  Cost $120,000)(a)                                        120,000     120,600
------------------------------------------------------------------------------
 Sr. Unsec. Sub. Notes,
 10.75%, 10/01/09                                          190,000     199,975
------------------------------------------------------------------------------
 11.13%, 01/15/11                                           60,000      63,600
------------------------------------------------------------------------------
CSC Holdings Inc.,
 Sr. Unsec. Deb.,
 7.63%, 07/15/18                                            60,000      53,876
------------------------------------------------------------------------------
 7.88%, 02/15/18                                            75,000      68,980
------------------------------------------------------------------------------
 Sr. Unsec. Notes, 7.63%, 04/01/11(c)                      150,000     143,553
------------------------------------------------------------------------------
Diamond Cable Communications PLC (United Kingdom),
 Sr. Unsec. Disc. Yankee Notes, 10.75%, 02/15/07(b)        255,000     156,825
------------------------------------------------------------------------------
 Sr. Unsec. Unsub. Disc. Notes, 13.25%, 09/30/04(b)        250,000     191,250
------------------------------------------------------------------------------
Echostar Broadband Corp., Sr. Unsec. Notes, 10.38%,
 10/01/07                                                   95,000      95,475
------------------------------------------------------------------------------
Fox Family Worldwide, Inc., Sr. Unsec. Disc. Notes,
 10.25%, 11/01/07(b)                                       250,000     218,750
------------------------------------------------------------------------------
Insight Midwest LP/Insight Capital Inc., Sr. Unsec.
 Notes, 10.50%, 11/01/10(c)                                125,000     131,875
------------------------------------------------------------------------------
Knology Holdings, Inc., Sr. Unsub. Disc. Notes, 11.88%,
 10/15/07(b)                                               250,000      78,125
------------------------------------------------------------------------------
Mediacom LLC/Mediacom Capital Corp., Sr. Notes, 9.50%,
 01/15/13(c)                                               180,000     172,800
------------------------------------------------------------------------------
NTL Communications Corp., Sr. Unsec. Disc. Notes,
 12.38%, 10/01/08(b)                                       750,000     333,750
------------------------------------------------------------------------------
NTL Inc. - Series B, Sr. Disc. Notes,
 11.50%, 02/01/06(b)                                       150,000     102,750
------------------------------------------------------------------------------
ONO Finance PLC (United Kingdom), Sr. Unsec. Gtd. Euro
 Notes, 13.00%, 05/01/09                                   550,000     431,750
------------------------------------------------------------------------------
Pegasus Communications Corp. - Series B, Sr. Notes,
 9.63%, 10/15/05                                           320,000     289,600
------------------------------------------------------------------------------
Radio One, Inc., Sr. Sub. Notes, 8.88%, 07/01/11(c)        105,000     105,525
------------------------------------------------------------------------------
Salem Communications Holding Corp., Sr. Sub. Notes,
 9.00%, 07/01/11(c)                                         90,000      89,550
------------------------------------------------------------------------------
United Pan-Europe Communications N.V. (Netherlands) -
  Series B, Sr. Unsec. Yankee Notes,
 11.25%, 02/01/10                                          360,000     131,400
==============================================================================
 11.50%, 02/01/10                                          150,000      54,750
==============================================================================
                                                                     4,392,971
==============================================================================

                            AIM V.I. HIGH YIELD FUND                         123

                                                         PRINCIPAL   MARKET
                                                          AMOUNT      VALUE
BUILDING PRODUCTS - 1.18%

Brand Scaffold Services, Inc., Sr. Unsec. Notes,
 10.25%, 02/15/08                                        $ 135,000 $   125,212
------------------------------------------------------------------------------
MMI Products, Inc. - Series B, Sr. Unsec. Sub. Notes,
 11.25%, 04/15/07                                          220,000     213,950
==============================================================================
                                                                       339,162
==============================================================================

CASINOS & GAMING - 4.76%

Ameristar Casinos, Inc., Sr. Sub. Notes,
 10.75%, 02/15/09(c)                                       210,000     220,500
------------------------------------------------------------------------------
Boyd Gaming Corp., Sr. Unsec. Sub. Notes,
 9.50%, 07/15/07                                            40,000      39,100
------------------------------------------------------------------------------
Hollywood Casino Corp. - Class A, Sr. Sec. Gtd. Notes,
 11.25%, 05/01/07                                          200,000     215,000
------------------------------------------------------------------------------
Hollywood Casino Corp./Shreveport Capital Corp., Sr.
 Unsec. Gtd. First Mortgage Notes, 13.00%, 08/01/06        100,000     106,500
------------------------------------------------------------------------------
Isle of Capri Casinos, Inc., Unsec. Gtd. Sub. Notes,
 8.75%, 04/15/09                                           100,000      91,500
------------------------------------------------------------------------------
MGM Mirage Inc., Sr. Unsec. Gtd. Sub. Notes,
 8.38%, 02/01/11                                            40,000      40,600
------------------------------------------------------------------------------
 9.75%, 06/01/07                                           250,000     268,125
------------------------------------------------------------------------------
Park Place Entertainment Corp., Sr. Unsec. Sub. Notes,
 8.88%, 09/15/08                                           210,000     219,975
------------------------------------------------------------------------------
Resort at Summerlin LP - Series B, Sr. Sub. Notes,
 13.00%, 12/15/07(d)                                       608,000       9,120
------------------------------------------------------------------------------
Venetian Casino Resort LLC, Sec. Gtd. Mortgage Notes,
 12.25%, 11/15/04                                          150,000     161,250
==============================================================================
                                                                     1,371,670
==============================================================================

COMMODITY CHEMICALS - 0.24%

ISP Chemco Inc., Sr. Sub. Notes, 10.25%, 07/01/11(c)        20,000      20,050
------------------------------------------------------------------------------
Millennium America Inc., Sr. Notes,
 9.25%, 06/15/08(c)                                         50,000      50,125
==============================================================================
                                                                        70,175
==============================================================================

CONSTRUCTION & FARM MACHINERY - 0.85%

AGCO Corp., Sr. Unsec. Notes, 9.50%, 05/01/08(c)           250,000     243,750
==============================================================================

DIVERSIFIED COMMERCIAL SERVICES - 0.78%

Tekni-Plex, Inc. - Series B, Sr. Unsec. Gtd. Sub.
 Notes, 12.75%, 06/15/10                                   280,000     225,400
==============================================================================

DIVERSIFIED FINANCIAL SERVICES - 0.94%

Alamosa Delaware Inc., Sr. Notes, 12.50%, 02/01/11(c)      300,000     271,500
==============================================================================

DIVERSIFIED METALS & MINING - 0.06%

Bulong Operations PTV Ltd. (Australia), Sr. Sec. Yankee
 Notes, 12.50%, 12/15/08(d)                                700,000      17,500
==============================================================================

ELECTRIC UTILITIES - 4.05%

AES Corp. (The), Sr. Unsec. Notes,
 9.50%, 06/01/09                                           150,000     153,750
------------------------------------------------------------------------------
 Sr. Unsec. Unsub. Notes,
 8.75%, 06/15/08                                           190,000     188,100
------------------------------------------------------------------------------
 9.38%, 09/15/10                                           250,000     253,125
------------------------------------------------------------------------------

                                                          PRINCIPAL   MARKET
                                                           AMOUNT      VALUE
ELECTRIC UTILITIES - (CONTINUED)

Calpine Corp., Sr. Unsec. Notes,
 8.50%, 02/15/11                                          $  65,000 $    62,844
-------------------------------------------------------------------------------
 8.63%, 08/15/10                                            200,000     195,740
-------------------------------------------------------------------------------
CMS Energy Corp., Sr. Unsec. Unsub. Notes,
 8.90%, 07/15/08                                            200,000     200,320
-------------------------------------------------------------------------------
Mission Energy Holding Co., Sr. Sec. Notes, 13.50%,
 07/15/08 (Acquired 06/27/01; Cost $112,459)(a)             115,000     112,990
===============================================================================
                                                                      1,166,869
===============================================================================

ELECTRICAL COMPONENTS & EQUIPMENT - 2.17%

Cherokee International LCC - Series B, Sr. Unsec. Sub.
 Notes, 10.50%, 05/01/09                                    200,000     153,000
-------------------------------------------------------------------------------
Dayton Superior Corp., Sr. Unsec. Gtd. Sub. Notes,
 13.00%, 06/15/09                                           220,000     223,300
-------------------------------------------------------------------------------
Flextronics International Ltd. (Singapore), Sr. Yankee
 Sub. Notes, 9.88%, 07/01/10                                110,000     110,550
-------------------------------------------------------------------------------
Knowles Electronics Inc., Sr. Unsec. Gtd. Sub. Notes,
 13.13%, 10/15/09                                           140,000     137,900
===============================================================================
                                                                        624,750
===============================================================================

EMPLOYMENT SERVICES - 0.61%

MSX International, Inc., Sr. Unsec. Gtd. Sub. Notes,
 11.38%, 01/15/08                                           190,000     175,750
===============================================================================

ENVIRONMENTAL SERVICES - 1.08%

Allied Waste North America Inc. - Series B, Sr. Unsec.
 Gtd. Sub. Notes, 10.00%, 08/01/09                          300,000     310,500
===============================================================================

FOREST PRODUCTS - 0.82%

Millar Western Forest Products Ltd. (Canada), Sr. Unsec.
 Notes, 9.88%, 05/15/08                                     250,000     236,250
===============================================================================

GENERAL MERCHANDISE STORES - 0.87%

Pantry, Inc. (The), Sr. Unsec. Gtd. Sub. Notes,
 10.25%, 10/15/07                                           150,000     146,250
-------------------------------------------------------------------------------
Travelcenters of America Inc., Sr. Unsec. Gtd. Sub.
 Notes, 12.75%, 05/01/09                                    100,000     105,500
===============================================================================
                                                                        251,750
===============================================================================

HEALTH CARE DISTRIBUTORS & SERVICES - 1.25%

Fresenius Medical Care Capital Trust, Pfd. Gtd. Notes,
 7.88%, 06/15/11(c)                                         210,000     205,800
-------------------------------------------------------------------------------
Omnicare, Inc., Sr. Sub. Notes, 8.13%, 03/15/11(c)          150,000     155,250
===============================================================================
                                                                        361,050
===============================================================================

HEALTH CARE FACILITIES - 1.36%

HCA Inc., Sr. Unsec. Notes, 8.75%, 09/01/10                 120,000     128,400
-------------------------------------------------------------------------------
Magellan Health Services, Inc., Sr. Notes,
 9.38%, 11/15/07(c)                                          65,000      66,462
-------------------------------------------------------------------------------
Select Medical Corp., Sr. Sub. Notes,
 9.50%, 06/15/09(c)                                          95,000      94,050
-------------------------------------------------------------------------------
Triad Hospitals, Inc., Sr. Unsec. Gtd. Notes,
 8.75%, 05/01/09(c)                                         100,000     102,000
===============================================================================
                                                                        390,912
===============================================================================

124                         AIM V.I. HIGH YIELD FUND

                                                        PRINCIPAL   MARKET
                                                         AMOUNT      VALUE
HEALTH CARE SUPPLIES - 1.04%

DJ Orthopedics, LLC, Sr. Unsec. Gtd. Sub. Notes,
 12.63%, 06/15/09                                       $ 300,000 $   300,000
=============================================================================

HOME FURNISHINGS - 1.28%

Falcon Products, Inc. - Series B, Sr. Unsec. Gtd. Sub.
 Notes, 11.38%, 06/15/09                                  150,000     142,500
-----------------------------------------------------------------------------
Sealy Mattress Co., Sr. Sub. Notes, 9.88%, 12/15/07(c)    200,000     198,000
-----------------------------------------------------------------------------
Winsloew Furniture, Inc. - Series B, Sr. Gtd. Sub.
 Notes, 12.75%, 08/15/07                                   30,000      27,975
=============================================================================
                                                                      368,475
=============================================================================

HOMEBUILDING - 2.90%

K Hovnanian Enterprises, Inc., Sr. Unsec. Gtd. Notes,
 10.50%, 10/01/07                                         150,000     155,250
-----------------------------------------------------------------------------
Lennar Corp. - Series B, Sr. Unsec. Gtd. Notes, 9.95%,
 05/01/10                                                 240,000     260,400
-----------------------------------------------------------------------------
Schuler Homes, Inc.,
 Sr. Sub. Notes, 10.50%, 07/15/11(c)                       15,000      15,113
-----------------------------------------------------------------------------
 Sr. Unsec. Gtd. Notes, 9.00%, 04/15/08                   200,000     195,000
-----------------------------------------------------------------------------
WCI Communities Inc., Sr. Sub. Notes,
 10.63%, 02/15/11(c)                                      200,000     209,000
=============================================================================
                                                                      834,763
=============================================================================

HOUSEHOLD APPLIANCES - 0.35%

Salton, Inc., Sr. Unsec. Gtd. Sub. Notes,
 10.75%, 12/15/05                                         100,000     100,500
=============================================================================

INDUSTRIAL CONGLOMERATES - 0.45%

Jordan Industries, Inc. - Series D, Sr. Unsec. Notes,
 10.38%, 08/01/07                                         150,000     130,500
=============================================================================

INDUSTRIAL MACHINERY - 0.09%

Actuant Corp., Sr. Unsec. Gtd. Sub. Bonds,
 13.00%, 05/01/09                                          25,000      26,000
=============================================================================

INTEGRATED TELECOMMUNICATION SERVICES - 7.33%

ICG Services, Inc., Sr. Unsec. Disc. Notes,
 10.00%, 02/15/08(b)(d)                                   600,000      78,000
-----------------------------------------------------------------------------
Jazztel PLC (United Kingdom), Sr. Unsec. Yankee Notes,
 14.00%, 04/01/09                                         500,000     217,500
-----------------------------------------------------------------------------
KMC Telecom Holdings, Inc., Sr. Unsec. Notes, 13.50%,
 05/15/09                                               1,000,000     205,000
-----------------------------------------------------------------------------
Madison River Capital LLC/Madison River Finance Corp.,
 Sr. Unsec. Notes, 13.25%, 03/01/10                       300,000     145,500
-----------------------------------------------------------------------------
NTELOS Inc., Sr. Unsec. Notes, 13.00%, 08/15/10           300,000     226,500
-----------------------------------------------------------------------------
PF.Net Communications, Inc., Sr. Unsec. Notes, 13.75%,
 05/15/10                                                 300,000      91,500
-----------------------------------------------------------------------------
PTC International Finance II S.A. (Luxembourg), Sr.
 Unsec. Gtd. Yankee Sub. Notes, 11.25%, 12/01/09          600,000     573,000
-----------------------------------------------------------------------------
Time Warner Telecom Inc., Sr. Unsec. Sub. Notes,
 10.13%, 02/01/11                                         500,000     457,500
-----------------------------------------------------------------------------
Versatel Telecom International N.V. (Netherlands),
 Sr. Yankee Notes, 13.25%, 05/15/08                       100,000      38,500
-----------------------------------------------------------------------------
 Sr. Unsec. Yankee Notes, 13.25%, 05/15/08                200,000      77,000
=============================================================================
                                                                    2,110,000
=============================================================================

                                                          PRINCIPAL   MARKET
                                                           AMOUNT      VALUE
INTERNET SOFTWARE & SERVICES - 1.84%

Equinix, Inc., Sr. Unsec. Notes, 13.00%, 12/01/07         $ 630,000 $   335,475
-------------------------------------------------------------------------------
Exodus Communications, Inc., Sr. Unsec. Notes, 11.25%,
 07/01/08                                                   160,000      53,600
-------------------------------------------------------------------------------
Globix Corp., Sr. Unsec. Notes, 12.50%, 02/01/10            480,000     140,400
===============================================================================
                                                                        529,475
===============================================================================

LIFE & HEALTH INSURANCE - 0.34%

Conseco, Inc., Sr. Unsec. Notes, 10.75%, 06/15/08           100,000      98,500
===============================================================================

MEAT POULTRY & FISH - 0.62%

Premium Standard Farms, Sr. Sec. Gtd. Notes,
 11.00%, 07/07/01                                           175,000     177,188
===============================================================================

MOVIES & ENTERTAINMENT - 0.76%

Alliance Atlantis Communications Inc. (Canada), Sr.
 Unsec. Sub. Notes, 13.00%, 12/15/09                         80,000      84,800
-------------------------------------------------------------------------------
AMC Entertainment Inc., Sr. Unsec. Sub. Notes,
 9.50%, 02/01/11                                             55,000      49,225
-------------------------------------------------------------------------------
Nextmedia Operating Inc., Sr. Sub. Notes, 10.75%,
 07/01/11 (Acquired 06/28/01; Cost $83,734)(a)               85,000      85,425
===============================================================================
                                                                        219,450
===============================================================================

OIL & GAS DRILLING - 0.97%

Pride International, Inc., Sr. Unsec. Notes,
 10.00%, 06/01/09                                           250,000     278,750
===============================================================================

OIL & GAS EQUIPMENT & SERVICES - 0.69%

Lone Star Technologies, Inc., Sr. Sub. Notes,
 9.00%, 06/01/11(c)                                          50,000      49,000
-------------------------------------------------------------------------------
SESI LLC, Sr. Unsec. Gtd. Notes, 8.88%, 05/15/11(c)         150,000     150,750
===============================================================================
                                                                        199,750
===============================================================================

OIL & GAS EXPLORATION & PRODUCTION - 4.44%

Abraxas Petroleum Corp. - Series B, Sr. Sec. Gtd. Notes,
 12.88%, 03/15/03                                           250,000     258,750
-------------------------------------------------------------------------------
Chesapeake Energy Corp., Sr. Notes,
 8.13%, 04/01/11(c)                                         205,000     193,725
-------------------------------------------------------------------------------
Comstock Resources, Inc., Sr. Unsec. Gtd. Sub. Notes,
 11.25%, 05/01/07                                           280,000     301,000
-------------------------------------------------------------------------------
Forest Oil Corp., Sr. Notes, 8.00%, 06/15/08(c)             150,000     147,000
-------------------------------------------------------------------------------
Frontier Oil Corp., Sr. Unsec. Notes, 11.75%, 11/15/09      210,000     226,800
-------------------------------------------------------------------------------
Pioneer Natural Resources Co., Sr. Unsec. Gtd. Notes,
 9.63%, 04/01/10                                            135,000     150,188
===============================================================================
                                                                      1,277,463
===============================================================================

OIL & GAS REFINING & MARKETING - 0.65%

Texas Petrochemical Corp., Sr. Unsec. Sub. Notes,
 11.13%, 07/01/06                                           210,000     187,950
===============================================================================

PAPER PRODUCTS - 0.43%

Tembec Industries Inc. (Canada),
 Sr. Unsec. Gtd. Notes, 8.50%, 02/01/11                      30,000      30,600
-------------------------------------------------------------------------------
 Sr. Unsec. Gtd. Yankee Notes, 8.50%, 02/01/11(c)            90,000      92,250
===============================================================================
                                                                        122,850
===============================================================================

                            AIM V.I. HIGH YIELD FUND                         125

                                                         PRINCIPAL    MARKET
                                                           AMOUNT      VALUE
PERSONAL PRODUCTS - 0.91%

Elizabeth Arden, Inc., Sr. Sec. Notes,
 11.75%, 02/01/11                                        $  150,000 $   159,375
-------------------------------------------------------------------------------
Playtex Products Inc., Sr. Unsec. Sub. Notes,
 9.38%, 06/01/11(c)                                         100,000     102,500
===============================================================================
                                                                        261,875
===============================================================================

PHARMACEUTICALS - 1.93%

Warner Chilcott, Inc. - Series B, Sr. Unsec. Gtd.
 Notes, 12.63%, 02/15/08                                    500,000     555,000
===============================================================================

PHOTOGRAPHIC PRODUCTS - 0.21%

Polaroid Corp., Sr. Unsec. Notes, 11.50%, 02/15/06          200,000      61,000
===============================================================================

RAILROADS - 2.49%

Kansas City Southern Railway, Sr. Unsec. Gtd. Notes,
 9.50%, 10/01/08                                            300,000     318,750
-------------------------------------------------------------------------------
Railamerica Transportation Corp., Sr. Unsec. Gtd. Sub.
 Notes, 12.88%, 08/15/10                                    175,000     181,125
-------------------------------------------------------------------------------
TFM S.A. de C.V. (Mexico), Sr. Yankee Gtd. Disc. Notes,
 11.75%, 06/15/09(b)                                        255,000     215,475
===============================================================================
                                                                        715,350
===============================================================================

REAL ESTATE INVESTMENT TRUSTS - 1.25%

Felcor Lodging LP, Sr. Notes, 8.50%, 06/01/11(c)            190,000     182,400
-------------------------------------------------------------------------------
Host Marriott LP, Sr. Gtd. Notes, 9.25%, 10/01/07           175,000     175,875
===============================================================================
                                                                        358,275
===============================================================================

SPECIALTY STORES - 0.99%

CSK Auto Inc. - Series A, Sr. Gtd. Sub. Deb,
 11.00%, 11/01/06                                           140,000     110,600
-------------------------------------------------------------------------------
United Rentals (North America) Inc., Sr. Unsec. Gtd.
 Notes, 10.75%, 04/15/08(c)                                 165,000     173,250
===============================================================================
                                                                        283,850
===============================================================================

TELECOMMUNICATIONS EQUIPMENT - 2.44%

SBA Communications Corp.,
 Sr. Unsec. Notes, 10.25%, 02/01/09                         150,000     138,750
-------------------------------------------------------------------------------
Spectrasite Holdings, Inc.,
 Sr. Disc. Notes, 12.00%, 07/15/08(b)                       400,000     214,000
-------------------------------------------------------------------------------
 Sr. Unsec. Disc. Notes, 11.25%, 04/15/09(b)                185,000      86,025
-------------------------------------------------------------------------------
 Series B, Sr. Unsec. Sub. Notes, 12.50%, 11/15/10          275,000     262,625
===============================================================================
                                                                        701,400
===============================================================================

TEXTILES - 0.56%

Cabot Safety Corp., Sr. Sub. Notes, 12.50%, 07/15/05        160,000     160,800
===============================================================================

TRUCKING - 1.39%

Avis Group Holdings, Inc., Sr. Unsec. Gtd. Sub. Notes,
 11.00%, 05/01/09                                           150,000     167,625
-------------------------------------------------------------------------------
North American Van Lines Inc., Sr. Sub. Notes, 13.38%,
 12/01/09(c)                                                250,000     231,250
===============================================================================
                                                                        398,875
===============================================================================


                                                         PRINCIPAL    MARKET
                                                           AMOUNT      VALUE
WIRELESS TELECOMMUNICATION SERVICES - 8.50%

AirGate PCS, Inc., Sr. Sub. Disc. Notes,
 13.50%, 10/01/09(b)                                     $  300,000 $   174,000
-------------------------------------------------------------------------------
Alamosa Holdings, Inc., Sr. Unsec. Gtd. Disc. Notes,
 12.88%, 02/15/10(b)                                        170,000      79,050
-------------------------------------------------------------------------------
American Tower Corp., Sr. Notes, 9.38%, 02/01/09(c)         170,000     160,650
-------------------------------------------------------------------------------
Crown Castle International Corp.,
 Sr. Notes, 9.38%, 08/01/11 (Acquired 05/10/01; Cost
  $100,000)(a)                                              100,000      89,000
-------------------------------------------------------------------------------
 Sr. Unsec. Disc. Notes, 10.63%, 11/15/07(b)                400,000     310,000
-------------------------------------------------------------------------------
 Sr. Unsec. Notes, 10.75%, 08/01/11                         200,000     194,000
-------------------------------------------------------------------------------
Horizon PCS, Inc., Sr. Unsec. Gtd. Disc. Notes, 14.00%,
 10/01/10(b)                                                500,000     192,500
-------------------------------------------------------------------------------
iPCS, Inc., Sr. Unsec. Disc. Notes,
 14.00%, 07/15/10(b)                                        100,000      41,500
-------------------------------------------------------------------------------
IWO Holdings, Inc., Sr. Notes, 14.00%, 01/15/11(c)(e)       200,000     175,000
-------------------------------------------------------------------------------
Microcell Telecommunications Inc. - Series B, (Canada),
 Sr. Disc. Yankee Notes,
 14.00%, 06/01/06(b)                                        200,000     149,000
-------------------------------------------------------------------------------
Nextel Communications, Inc., Sr. Unsec. Notes, 9.50%,
 02/01/11                                                   450,000     357,750
-------------------------------------------------------------------------------
Nextel International Inc. - Series B, Sr. Unsec. Sub.
 Notes, 12.75%, 08/01/10                                    250,000      78,750
-------------------------------------------------------------------------------
Tritel PCS Inc., Sr. Unsec. Gtd. Sub. Notes,
 10.38%, 01/15/11                                           270,000     244,350
-------------------------------------------------------------------------------
Triton PCS Inc., Sr. Unsec. Gtd. Sub. Notes,
 9.38%, 02/01/11                                            100,000      97,500
-------------------------------------------------------------------------------
UbiquiTel Operating Co., Sr. Unsec. Gtd. Disc. Sub.
 Notes, 14.00%, 04/15/10(b)                                 300,000     103,500
===============================================================================
                                                                      2,446,550
===============================================================================
Total Bonds & Notes (Cost $32,418,992)                               26,324,647
===============================================================================

                                                           SHARES
COMMON STOCKS & OTHER EQUITY INTERESTS - 0.89%

ALTERNATIVE CARRIERS - 0.12%

Convergent Communications, Inc.(f)                            1,350          11
-------------------------------------------------------------------------------
GT Group Telecom Inc. (Canada) - Wts., expiring
 02/01/10 (Acquired 09/18/00; Cost $52,402)(a)(g)               500      10,000
-------------------------------------------------------------------------------
Song Networks Holding A.B. - ADR (Sweden)                    11,448      23,583
===============================================================================
                                                                         33,594
===============================================================================

BROADCASTING & CABLE TV - 0.06%

ONO Finance PLC (United Kingdom) - Wts., expiring
 05/31/09(g)                                                    550      16,500
===============================================================================

CASINOS & GAMING - 0.00%

Resort At Summerlin LP - Wts., expiring 12/15/07(g)             467           5
===============================================================================

126                         AIM V.I. HIGH YIELD FUND

                                                                      MARKET
                                                           SHARES      VALUE
ELECTRICAL COMPONENTS & EQUIPMENT - 0.02%

Dayton Superior - Wts., expiring 06/15/09 (Acquired
 08/07/00; Cost $0)(a)(g)                                       220 $     4,510
===============================================================================

GENERAL MERCHANDISE STORES - 0.01%

Travelcenters of America Inc. - Wts., expiring 05/01/09
 (Acquired 01/29/01; Cost $0)(a)(g)                             300       3,075
===============================================================================

HOME FURNISHINGS - 0.00%

Winsloew Escrow Corp. - Wts., expiring 08/15/07
 (Acquired 12/06/99; Cost $0)(a)(g)                              30         311
===============================================================================

INTEGRATED TELECOMMUNICATION SERVICES - 0.22%

Jazztel PLC - ADR (United Kingdom)                            8,609      51,051
-------------------------------------------------------------------------------
NTELOS Inc. - Wts., expiring 08/15/10 (Acquired
 11/15/00; Cost $0)(a)(g)                                       300         150
-------------------------------------------------------------------------------
PF.Net Communications, Inc. - Wts., expiring 05/15/10
 (Acquired 07/19/00; Cost $0)(a)(g)                             300         600
-------------------------------------------------------------------------------
Versatel Telecom International N.V. - ADR
 (Netherlands)(f)                                             3,868      10,985
===============================================================================
                                                                         62,786
===============================================================================

INTERNET SOFTWARE & SERVICES - 0.04%

Equinix, Inc. - Wts., expiring 12/01/07 (Acquired
 05/30/00; Cost $0)(a)(g)                                       630      11,542
===============================================================================

MARINE - 0.00%

Millenium Seacarriers Inc.(f)                                   100         125
===============================================================================

RAILROADS - 0.04%

Railamerica Inc. - Wts., expiring 08/15/10 (Acquired
 10/05/00; Cost $0)(a)(g)                                       175      12,294
===============================================================================

TELECOMMUNICATIONS EQUIPMENT - 0.02%

Long Distance International, Inc. - Wts., expiring
 04/13/08(g)                                                    140           1
-------------------------------------------------------------------------------
World Access, Inc. - Series D, Conv. Pfd. (Acquired
 03/03/00; Cost $97,271)(a)(f)                                  100       6,008
===============================================================================
                                                                          6,009
===============================================================================

WIRELESS TELECOMMUNICATION SERVICES - 0.36%

AirGate PCS, Inc.(f)                                            365      18,980
-------------------------------------------------------------------------------
Crown Castle International Corp.(f)                             203       3,329
-------------------------------------------------------------------------------
Crown Castle International Corp. - $3.13 Conv. Pfd.           2,000      66,134
-------------------------------------------------------------------------------
Horizon PCS, Inc. - Wts., Expiring 10/01/10 (Acquired
 05/02/01; Cost $0)(a)(g)                                       500      10,125
-------------------------------------------------------------------------------
iPCS, Inc. - Wts., expiring 7/15/10 (Acquired 01/29/01;
 Cost $0)(a)(g)                                                 100       2,025
-------------------------------------------------------------------------------
Ubiquitel Inc. - Wts., expiring 04/15/10 (Acquired
 08/10/00; Cost $0)(a)(g)                                       300       4,500
===============================================================================
                                                                        105,093
===============================================================================

Total Common Stocks & Other Equity Interests
 (Cost $536,799)                                                        255,844
===============================================================================


                                                                      MARKET
                                                           SHARES      VALUE
MONEY MARKET FUNDS - 6.30%

STIC Liquid Assets Portfolio(h)                             907,656 $   907,656
-------------------------------------------------------------------------------
STIC Prime Portfolio(h)                                     907,656     907,656
===============================================================================
Total Money Market Funds (Cost $1,815,312)                            1,815,312
===============================================================================
TOTAL INVESTMENTS - 98.63%
 (COST $34,771,103)                                                  28,395,803
===============================================================================
OTHER ASSETS LESS LIABILITIES - 1.37%                                   394,322
===============================================================================
NET ASSETS - 100.00%                                                $28,790,125
===============================================================================

Investment Abbreviations:

ADR    - American Depositary Receipt
Conv.  - Convertible
Ctfs.  - Certificates
Deb.   - Debentures
Disc.  - Discounted
Gtd.   - Guaranteed
Pfd.   - Preferred
Sec.   - Secured
Sr.    - Senior
Sub.   - Subordinated
Unsec. - Unsecured
Unsub. - Unsubordinated
Wts.   - Warrants

Notes to Schedule of Investments:

(a) Restricted security. May be resold to qualified institutional buyers in accordance with the provisions of Rule 144A under the Securities Act of 1933, as amended. The aggregate market value of these securities at 06/30/01 was $1,287,405, which represented 4.48% of the Fund's net assets.
(b) Discounted bond at issue. The interest rate represents the coupon rate at which the bond will accrue at a specified future date.
(c) Represents a security sold under Rule 144A, which is exempt from registration and may be resold to qualified institutional buyers in accordance with the provisions of Rule 144A under the Securities Act of 1933, as amended.
(d) Defaulted security. Currently, the issuer is in default with respect to interest payments.
(e) Consists of more than one class of securities traded together as a unit. In addition to the security listed, each unit includes warrants to purchase common or preferred shares of the issuer.
(f) Non-income producing security.
(g) Acquired as part of a unit with or in exchange for other securities.
(h) The money market fund and the Fund are affiliated by having the same investment advisor.

See Notes to Financial Statements.

                           AIM V.I. HIGH YIELD FUND                         127

STATEMENT OF ASSETS AND LIABILITIES

JUNE 30, 2001
(UNAUDITED)

ASSETS:

Investments, at market value (cost $34,771,103)  $28,395,803
------------------------------------------------------------
Receivables for:
 Investments sold                                    111,869
------------------------------------------------------------
 Fund shares sold                                      8,846
------------------------------------------------------------
 Dividends and interest                              735,772
------------------------------------------------------------
Investment for deferred compensation plan             17,217
============================================================
  Total assets                                    29,269,507
============================================================

LIABILITIES:

Payables for:
 Investments purchased                               393,878
------------------------------------------------------------
 Fund shares reacquired                               15,670
------------------------------------------------------------
 Deferred compensation plan                           17,217
------------------------------------------------------------
Accrued administrative services fees                  43,257
------------------------------------------------------------
Accrued operating expenses                             9,360
============================================================
  Total liabilities                                  479,382
============================================================
Net assets applicable to shares outstanding      $28,790,125
============================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER SHARE:

Outstanding                                        4,717,321
============================================================
Net asset value                                  $      6.10
============================================================


STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED JUNE 30, 2001
(UNAUDITED)

INVESTMENT INCOME:

Interest                                                         $ 1,781,863
-----------------------------------------------------------------------------
Dividends from affiliated money market funds                          59,022
-----------------------------------------------------------------------------
Dividends                                                              3,198
=============================================================================
  Total investment income                                          1,844,083
=============================================================================

EXPENSES:

Advisory fees                                                         92,635
-----------------------------------------------------------------------------
Administrative services fees                                          51,459
-----------------------------------------------------------------------------
Custodian fees                                                         8,448
-----------------------------------------------------------------------------
Trustees' fees                                                         5,030
-----------------------------------------------------------------------------
Professional Fees                                                      9,355
-----------------------------------------------------------------------------
Other                                                                  6,573
-----------------------------------------------------------------------------
  Total expenses                                                     173,500
-----------------------------------------------------------------------------
Less: Fees waived                                                     (5,408)
-----------------------------------------------------------------------------
  Expenses paid indirectly                                            (1,111)
-----------------------------------------------------------------------------
  Net expenses                                                       166,981
-----------------------------------------------------------------------------
Net investment income                                              1,677,102
=============================================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT SECURITIES:
Net realized gain (loss) from investment securities               (3,475,925)
-----------------------------------------------------------------------------
Change in net unrealized appreciation of investment securities       327,977
-----------------------------------------------------------------------------
Net gain (loss) from investment securities                        (3,147,948)
=============================================================================
Net increase (decrease) in net assets resulting from operations  $(1,470,846)
=============================================================================

See Notes to Financial Statements.

128                         AIM V.I. HIGH YIELD FUND

STATEMENT OF CHANGES IN NET ASSETS

FOR THE SIX MONTHS ENDED JUNE 30, 2001 AND THE YEAR ENDED DECEMBER 31, 2000 (UNAUDITED)

                                                      JUNE 30,    DECEMBER 31,
                                                        2001          2000
                                                     -----------  ------------
OPERATIONS:

 Net investment income                               $ 1,677,102  $ 3,160,168
------------------------------------------------------------------------------
 Net realized gain (loss) from investment securities  (3,475,925)  (2,368,962)
------------------------------------------------------------------------------
 Change in net unrealized appreciation
  (depreciation) of investment securities                327,977   (6,676,412)
==============================================================================
  Net increase (decrease) in net assets resulting
   from operations                                    (1,470,846)  (5,885,206)
==============================================================================
 Distributions to shareholders from net investment
  income                                                      --   (3,302,036)
==============================================================================
 Share transactions - net                              4,109,744   10,070,283
------------------------------------------------------------------------------
  Net increase in net assets                           2,638,898      883,041
==============================================================================

NET ASSETS:

 Beginning of period                                  26,151,227   25,268,186
==============================================================================
 End of period                                       $28,790,125  $26,151,227
==============================================================================

NET ASSETS CONSIST OF:

 Shares of beneficial interest                       $40,367,903  $36,258,159
------------------------------------------------------------------------------
 Undistributed net investment income                   1,532,733     (141,556)
------------------------------------------------------------------------------
 Undistributed net realized gain (loss) from
  investment securities                               (6,735,211)  (3,259,286)
------------------------------------------------------------------------------
 Unrealized appreciation (depreciation) of
  investment securities                               (6,375,300)  (6,706,090)
==============================================================================
                                                     $28,790,125  $26,151,227
==============================================================================

NOTES TO FINANCIAL STATEMENTS

JUNE 30, 2001
(UNAUDITED)

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

AIM V.I. High Yield Fund (the "Fund") is a series portfolio of AIM Variable Insurance Funds (the "Trust"). The Trust is a Delaware business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of sixteen separate portfolios. Matters affecting each portfolio will be voted on exclusively by the shareholders of such portfolio. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Currently, shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable annuity contracts and variable life insurance policies. Effective July 16, 2001, the Fund will offer two classes of shares, Series I and Series II. The Fund's investment objective is to achieve a high level of current income. The Fund will also consider the possibility of capital growth when it purchases and sells securities. Debt securities of less than investment grade are considered "high-risk" securities (commonly referred to as junk bonds). These bonds may involve special risks in addition to the risks associated with investment higher rated debt securities. High yield bonds may be more susceptible to real or perceived adverse economic conditions than higher grade bonds. Also, the secondary market in which high yield bonds are traded may be less liquid than the market for higher grade bonds.
 The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
A. Security Valuations - Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are

==============================================================================


                           AIM V.I. HIGH YIELD FUND                         129
   not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").
    Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Trustees.
B. Securities Transactions and Investment Income - Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.
C. Distributions - Distributions from income and net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date.
D. Federal Income Taxes - The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
    The Fund has a capital loss carryforward of $2,803,331 as of December 31, 2000 which may be carried forward to offset future taxable gains, if any, which expires in varying increments, if not previously utilized, through the year 2008.

NOTE 2 - CHANGE IN ACCOUNTING PRINCIPLE

As required, effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. Prior to January 1, 2001, the Fund did not amortize premiums on debt securities. The cumulative effect of this accounting change had no impact on total net assets on the Fund, but resulted in a $2,813 reduction in the cost of securities and a corresponding $2,813 increase in net unrealized gains and losses, based on securities held by the Fund on January 1, 2001.
 The effect of this change in 2001 was to decrease net investment income by $4,300, increase net unrealized gains and losses by $4,070, increase net realized gains and losses by $230 and decrease the ratio of net investment income to average net assets by 0.03%. As a result of the above changes, the net investment income per share and the net realized an unrealized gains and losses per share remained unchanged.

NOTE 3 - ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.625% on the first $200 million of the Fund's average daily net assets, plus 0.55% on the next $300 million of the Fund's average daily net assets, plus 0.50% on the next $500 million of the Fund's average daily net assets, plus 0.45% on the Fund's average daily net assets in excess of $1 billion. For the six months ended June 30, 2001, AIM waived fees of $5,408.
 Pursuant to a master administrative services agreement with AIM, the Fund has agreed to pay AIM a fee for costs incurred in providing accounting services and certain administrative services to the Fund and to reimburse AIM for administrative services fees paid to insurance companies that have agreed to provide administrative services to the Fund. For the six months ended June 30, 2001, the Fund paid AIM $51,459 of which AIM retained $24,932 for such services.
 The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Fund.
 Certain officers and trustees of the Trust are officers of AIM and AIM Distributors.
 During the six months ended June 30, 2001, the Fund paid legal fees of $1,280 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

NOTE 4 - INDIRECT EXPENSES

For the six months ended June 30, 2001, the Fund received reductions in custodian fees of $1,111 under an expense offset arrangement which resulted in a reduction of the Fund's total expenses of $1,111.

NOTE 5 - TRUSTEES' FEES

Trustees' fees represent remuneration paid to trustees who are not an "interested person" of AIM. The Trust invests trustees' fees, if so elected by a trustee, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 6 - BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of (i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the six months ended June 30, 2001, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

130                        AIM V.I. HIGH YIELD FUND

NOTE 7 - INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the six months ended June 30, 2001 was $15,152,762 and $8,679,974, respectively.
 The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of June 30, 2001 is as follows:

Aggregate unrealized appreciation of investment securities          $    30,083
===============================================================================
Aggregate unrealized (depreciation) of investment securities         (6,408,196)
===============================================================================
Net unrealized appreciation (depreciation) of investment
 securities                                                         $(6,378,113)
===============================================================================
Costs of investments for tax purposes is $34,773,916.

NOTE 8 - SHARE INFORMATION

Changes in shares outstanding during the six months ended June 30, 2001 and the year ended December 31, 2000 were as follows:

                                   JUNE 30, 2001         DECEMBER 31, 2000
                               ----------------------  ----------------------
                                SHARES      AMOUNT      SHARES      AMOUNT
                               ---------  -----------  ---------  -----------
Sold                           1,534,327  $10,210,918  1,470,878  $12,585,955
------------------------------------------------------------------------------
Issued as reinvestment of
 dividends                            --           --    521,649    3,302,036
------------------------------------------------------------------------------
Reacquired                      (934,460)  (6,101,174)  (675,118)  (5,817,708)
==============================================================================
                                 599,867  $ 4,109,744  1,317,409  $10,070,283
==============================================================================

NOTE 9 - FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                  MAY 1, 1998
                            SIX MONTHS         YEAR ENDED       (DATE OPERATIONS
                              ENDED           DECEMBER 31,       COMMENCED) TO
                             JUNE 30,        -----------------    DECEMBER 31,
                               2001           2000     1999(a)        1998
                            ----------       -------   -------  ----------------
Net asset value, beginning
 of period                     $  6.35         $  9.02   $  8.84       $10.00
================================================================================
Income from investment
   operations:
   Net investment income          0.36(b)         0.91      1.03         0.39
--------------------------------------------------------------------------------
   Net gains (losses) on
   securities (both realized
    and unrealized)              (0.61)          (2.64)    (0.10)       (1.15)
================================================================================
    Total from investment
     operations                  (0.25)          (1.73)     0.93        (0.76)
================================================================================
Less dividends from net
 investment income                  --           (0.94)    (0.75)       (0.40)
================================================================================
Net asset value, end of
 period                        $  6.10         $  6.35   $  9.02       $ 8.84
================================================================================
Total return(c)                  (3.94)%        (19.14)%   10.52%       (7.61)%
================================================================================
Ratios/supplemental data:
Net assets, end of period
 (000s omitted)                $28,790         $26,151   $25,268       $7,966
================================================================================
Ratio of expenses to
 average net assets:
 With fee waivers                 1.13%(d)        1.13%     1.14%        1.13%(e)
================================================================================
 Without fee waivers              1.17%(d)        1.19%     1.42%        2.50%(e)
================================================================================
Ratio of net investment
 income to average net
 assets                          11.29%(b)(d)    11.44%    11.07%        9.75%(e)
================================================================================
Portfolio turnover rate             32%             72%      127%          39%
================================================================================

(a) Calculated using average shares outstanding.
(b) As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment
    Companies and began amortizing premium on debt securities. Had the Fund not amortized premiums on debt securities, the net investment income per share would have been $0.36 and the ratio of net investment income to average net assets would have been 11.32%. Per share and ratios for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
(c) Total returns are not annualized for periods less than one year. Total returns do not reflect charges at the separate account level and these charges would reduce total returns for all periods shown.
(d) Ratios are annualized and based on average daily net assets of
    $29,889,119.
(e) Annualized.
                           AIM V.I. HIGH YIELD FUND                         131


BOARD OF TRUSTEES                                   OFFICERS                          OFFICE OF THE FUND

Robert H. Graham                                    Robert H. Graham                  11 Greenway Plaza
Chairman, President and Chief                       Chairman and President            Suite 100
Executive Officer                                                                     Houston, TX 77046
A I M Management Group Inc.                         Carol F. Relihan
                                                    Senior Vice President and         INVESTMENT ADVISOR
Bruce L. Crockett                                   Secretary
Director                                                                              A I M Advisors, Inc.
ACE Limited;                                        Gary T. Crum                      11 Greenway Plaza
Formerly Director, President, and                   Senior Vice President             Suite 100
Chief Executive Officer                                                               Houston, TX 77046
COMSAT Corporation                                  Dana R. Sutton
                                                    Vice President and                TRANSFER AGENT AND CUSTODIAN
Owen Daly II                                        Treasurer
Formerly Director                                                                     State Street Bank and Trust Company
Cortland Trust, Inc.                                Robert G. Alley                   225 Franklin Street
                                                    Vice President                    Boston, MA 02110
Albert R. Dowden
Chairman,                                           Stuart W. Coco                    COUNSEL TO THE FUNDS
Cortland Trust, Inc. and                            Vice President
DHJ Media, Inc.; and Director,                                                        Foley & Lardner
Magellan Insurance Company                          Melville B. Cox                   3000 K N.W., Suite 500
                                                    Vice President                    Washington, D.C. 20007
Edward K. Dunn, Jr.
Formerly, Chairman, Mercantile                      Karen Dunn Kelley                 COUNSEL TO THE TRUSTEES
Mortgage Corp.;                                     Vice President
Vice Chairman, President                                                              Kramer, Levin, Naftalis & Frankel LLP
and Chief Operating Officer                         Edgar M. Larsen                   919 Third Avenue
Mercantile-Safe Deposit & Trust Co.;                Vice President                    New York, NY 10022
and President, Mercantile Bankshares
                                                    Mary J. Benson                    DISTRIBUTOR
Jack M. Fields                                      Assistant Vice President and
Chief Executive Officer,                            Assistant Treasurer               A I M Distributors, Inc.
Twenty First Century Group, Inc.;                                                     11 Greenway Plaza
Formerly Member of the U.S.                         Sheri Steward Morris              Suite 100
House of Representatives                            Assistant Vice President and      Houston, TX 77046
                                                    Assistant Treasurer
Carl Frischling
Partner
Kramer, Levin, Naftalis & Frankel LLP

Prema Mathai-Davis
Member, Visiting Committee, Harvard
University Graduate School of Education,
New School University.
Formerly Chief Executive Officer,
YWCA of the U.S.A.

Lewis F. Pennock
Partner, Pennock & Cooper (law firm)

Louis S. Sklar
Executive Vice President,
Development and Operations,
Hines Interests
Limited Partnership

                        SEMIANNUAL REPORT / JUNE 30 2001

                              AIM V.I. VALUE FUND

AIM V.I. VALUE FUND SEEKS TO ACHIEVE LONG-TERM GROWTH OF CAPITAL. INCOME IS A SECONDARY OBJECTIVE. THE FUND SEEKS TO MEET THESE INVESTMENT OBJECTIVES BY INVESTING PRIMARILY IN UNDERVALUED EQUITY SECURITIES.

                                      AIM

                                   FUNDS (R)

SEMIANNUAL REPORT/MANAGERS'OVERVIEW

AIM V.I. VALUE FUND

FUND LOOKS TO IMPROVE FROM ROUGH MARKET        mixed, with consumer optimism rising in June   WITH POLITICAL PRESSURES IN
CONDITIONS                                     but large-scale layoffs announced at several   CALIFORNIA AND HIGH ENERGY
                                               major corporations. Jobless claims rose to a   PRICES, MANY UTILITIES COMPANY
HOW DID AIM V.I. VALUE FUND PERFORM?           five-year high in the second quarter, and      STOCKS WERE SOLD OFF...
AIM V.I. Value Fund faced a difficult          laid-off workers are having trouble finding
period for its investment strategy,            new jobs.                                      reasonable valuations. We believe
reporting a total return of -5.97% for            On the brighter side, tax legislation was   that stocks purchased at a
the six months ended June 30, 2001. Yet,       passed that will provide new and expanded      discount relative to their
the V.I. Value Fund was up 6.03% for the       benefits for retirement savings plans, as      potential for growth and the
second quarter. The S&P 500 produced           well as easing the marriage tax penalty. After underlying value of the company may
total return of -6.69% for the first six       retreating from growth stocks into more        realize greater rewards once
months of 2001.                                defensive value stocks earlier this year,      earnings start to rise. But the
                                               investors have tentatively returned to growth  earnings picture for the overall
WHAT WERE MARKET CONDITIONS LIKE OVER THE      stocks. The market gained breadth, narrowing   market has dramatically decelerated
REPORTING PERIOD?                              the gap between growth and value investments.  since the middle of last year,
In 2001, the Federal Reserve Board launched                                                   placing our strategy into a
an all-out attack on interest rates, cutting   HOW DID THIS MARKET ENVIRONMENT AFFECT         temporary downturn. We are
them six times in the first half of the year   THE FUND?                                      optimistic that Fed rate cuts will
Annualized GDP growth was 1.3% for the first   AIM V.I. Value Fund faced a difficult period   eventually lead to earnings growth.
quarter, only a slight improvement from        for its investment strategy, called growth at     The fund continues to perform
the 1% GDP growth rate in the fourth quarter   a reasonable price, or GARP. Basically, we     relatively well in a difficult
of last year. Other economic data remained     look for positive earnings growth trends at    market; managers have kept it to
                                                                                              a steady course and the fund has
PORTFOLIO COMPOSITION                                                                         slightly outperformed the S&P 500
                                                                                              since the beginning of the year.
As of 6/30/01, based on total net assets                                                      Being overweight in the consumer
                                                                                              discretionary, health care and
TOP 10 EQUITY HOLDINGS                         TOP 10 INDUSTRIES                              financial sectors, and underweight
-------------------------------------          -----------------------------------------      in both telecom services and
 1. American International                      1. Diversified Financial Services  12.8%      information technology helped
    Group, Inc.                  3.9%                                                         recent performance.
-------------------------------------          -----------------------------------------         Consumer discretionary holdings
 2. Comcast Corp.--Class A       3.9            2. Pharmaceuticals                  7.7       as of June 30, 2001, continue to
-------------------------------------          -----------------------------------------      focus on cable companies Comcast
 3. Cox Communications, Inc.--   3.8            3. Broadcasting & Cable TV          7.7       and Cox, on advertising-services
    Class A                                                                                   agency Omnicom and on AOL Time
-------------------------------------          -----------------------------------------      Warner. Managers believe that
 4. First Data Corp.             3.7            4. Industrial Conglomerates         5.7       these stocks meet the fund's
-------------------------------------          -----------------------------------------      investment criteria, showing
 5. Pfizer Inc.                  3.7            5. Data Processing Services         5.1       good, sustainable earnings growth,
-------------------------------------          -----------------------------------------      strong earnings momentum, and
 6. Tyco International Ltd.      3.2            6. Multi-Line Insurance             4.6       reasonable valuation. In the
-------------------------------------          -----------------------------------------      financial area, managers found
 7. Citigroup Inc.               3.1            7. Integrated Oil & Gas             4.2       good valuations and performance in
-------------------------------------          -----------------------------------------      the mortgage sector, with holdings
 8. AOL Time Warner Inc.         3.0            8. Managed Health Care              3.7       like Fannie Mae and Freddie Mac.
-------------------------------------          -----------------------------------------      Top 10 holding Citigroup has
 9. Omnicom Group Inc.           2.9            9. Movies & Entertainment           3.0       performed well. Its broad
-------------------------------------          -----------------------------------------      diversification--a good mix of
10. Target Corp.                 2.9           10. Advertising                      2.9       consumer and commercial, domestic
                                                                                              and international
The fund's holdings are subject to change, and there is no assurance that the fund will continue to hold any particular security.

                              AIM V.I. VALUE FUND                            159

SEMIANNUAL REPORT / MANAGERS' OVERVIEW

   ...IT ALLOWS THE FUND TO BE FULLY      more cheap, by investing in companies        AVERAGE ANNUAL TOTAL RETURNS
        DIVERSIFIED AND GIVES US THE      with good valuations and positive
             OPPORTUNITY TO BE FULLY      fundamental momentum. We will continue       As of 6/30/01
                         INFORMED...      to look for great companies at good          --------------------------
                                          prices. We also will maintain our            Inception (5/5/93)  15.32%
businesses--has been a benefit. In the    bottom-up stock selection strategy,          --------------------------
technology area, First Data (another      picking stocks based on company              5 years             13.20
Top 10 holding) has worked well.          fundamentals rather than broad               --------------------------
Because the company has a recurring       economic  predictions. The fund's            1 year             -19.53
revenue stream we consider it a           strong performance history bears             --------------------------
defensive tech holding.                   out our belief in this strategy.
   While it's still relatively small--                                                 Past performance cannot guarantee
approximately 4% of the portfolio--we     WHAT WERE SOME OF THE FUND'S                 comparable future results. DUE TO
have increased the fund's utilities       TOP  HOLDINGS?                               RECENT SIGNIFICANT MARKET
weighting. With political pressures in    . American International Group provides      VOLATILITY, RESULTS OF AN
California and high energy prices,          a variety of insurance and insurance-      INVESTMENT MADE TODAY MAY DIFFER
many utility company stocks were sold       related services all around the world.     SUBSTANTIALLY FROM THE HISTORICAL
off by the markets. We think the lower      The company writes a broad range of        PERFORMANCE SHOWN. CALL YOUR
prices for these stocks create an           insurance and also provides financial      FINANCIAL ADVISOR FOR MORE CURRENT
opportunity for them as growth stocks.      services to consumers and businesses.      PERFORMANCE.
   Following a difficult time last year   . First Data Corporation is the leading
for the GARP investment style--because      provider of services to facilitate            The economy is still growing,
few companies with above-average growth     electronic commerce. Its best-known        albeit at a slower pace. There are
sold at discount prices--2001 has begun     brand is Western Union, for money          areas of the market that continue
a turnaround. The number of stocks in       transfer. It is also a major provider      to perform well, including financials,
the portfolio was 61 as of June 30. We      of transaction processing and servicing    energy, utilities and health care.
believe that holding about 60 stocks        for credit card issuers.                   Prices of many stocks have been brought
offers the optimum balance: it allows     . Cox Communications provides cable TV       to more reasonable levels. With stock
the fund to be fully diversified and        service to six million U.S. customers.     prices attractive, we consider the
gives us  the opportunity to be fully       The company leads the industry in its      current market to be an excellent
informed about each stock.                  ability to provide multiple services--     buying opportunity.
                                            like high-speed Internet access and        ---------------------------------------
WHAT STEPS ARE BEING TAKEN TO IMPROVE       telephone service--over its cable          AIM V.I. Value Fund seeks to achieve
FUND PERFORMANCE?                           infrastructure.                            long-term growth of capital. Income
Throughout this difficult environment,                                                 is a secondary objective. The fund
we have stayed true to our GARP           ANY CLOSING THOUGHTS?                        seeks to meet these investment
investment discipline because we          Markets may remain uncertain for some        objectives by investing primarily in
believe it works well over time. While    time and no one can predict when that        undervalued equity securities.
past performance cannot guarantee         will change. There are some causes for
comparable future results, the fund's     a more positive outlook. The Federal            The performance figures in this
long-term results remain strong. We       Reserve has cut overnight rates six          report, which represent AIM V.I. Value
intend to maintain a portfolio of         times the first half of 2001. Inflation      Fund, are not intended to reflect
companies with strong earnings growth,    and unemployment remain low, tax cut         actual annuity values, and they do not
positive earnings momentum and            legislation has passed in the U.S., and      reflect charges at the separate-account
attractive valuations.                    many analysts believe the Fed could          level and these changes would reduce
   We will continue to avoid the trap     continue to cut rates over the next          the total return. The fund's performance
of buying a stock simply because it's     several months. Historically, declining      figures are historical, and they reflect
cheap, only to watch it become even       interest rates bode well for stocks.         fund expenses, the reinvestment of
                                                                                       distributions and changes in net asset
                                                                                       value. The fund's investment return and
                                                                                       principal value will fluctuate, so fund
                                                                                       shares, when redeemed, may be worth more
                                                                                       or less than their original cost.

                                                                                          The unmanaged Standard & Poor's
                                                                                       Composite Index of 500 Stocks
                                                                                       (the S&P 500) represents the
                                                                                       performance of the stock market.
                                                                                          An investment cannot be made in
                                                                                       an index. Unless otherwise indicated,
                                                                                       index results include reinvested
                                                                                       dividends and they do not reflect
                                                                                       charges or fund expenses.


160                           AIM V.I. VALUE FUND

SCHEDULE OF INVESTMENTS

JUNE 30, 2001
(UNAUDITED)

                                                                  MARKET
                                                    SHARES        VALUE
COMMON STOCKS & OTHER EQUITY

INTERESTS - 89.92%

ADVERTISING - 2.94%

Omnicom Group Inc.                                    925,100 $   79,558,600
============================================================================

APPLICATION SOFTWARE - 1.31%

Amdocs Ltd. (United Kingdom)(a)                       495,700     26,693,445
----------------------------------------------------------------------------
PeopleSoft, Inc.(a)                                   178,000      8,762,940
============================================================================
                                                                  35,456,385
============================================================================

BANKS - 1.33%

Bank of New York Co., Inc. (The)                      750,000     36,000,000
============================================================================

BROADCASTING & CABLE TV - 7.68%

Comcast Corp. - Class A(a)                          2,399,800    104,151,320
----------------------------------------------------------------------------
Cox Communications, Inc. - Class A(a)               2,340,000    103,662,000
============================================================================
                                                                 207,813,320
============================================================================

COMPUTER & ELECTRONICS RETAIL - 1.14%

Best Buy Co., Inc.(a)                                 485,000     30,807,200
============================================================================

COMPUTER HARDWARE - 0.47%

Compaq Computer Corp.                                 813,000     12,593,370
============================================================================

COMPUTER STORAGE & PERIPHERALS - 0.60%

EMC Corp.(a)                                          560,000     16,268,000
============================================================================

DATA PROCESSING SERVICES - 5.09%

Automatic Data Processing, Inc.                       742,300     36,892,310
----------------------------------------------------------------------------
First Data Corp.                                    1,570,000    100,872,500
============================================================================
                                                                 137,764,810
============================================================================

DIVERSIFIED FINANCIAL SERVICES - 12.82%

American Express Co.                                  733,000     28,440,400
----------------------------------------------------------------------------
Citigroup Inc.                                      1,591,200     84,079,008
----------------------------------------------------------------------------
Fannie Mae                                            585,000     49,812,750
----------------------------------------------------------------------------
Freddie Mac                                           920,700     64,449,000
----------------------------------------------------------------------------
J.P. Morgan Chase & Co.                             1,384,100     61,730,860
----------------------------------------------------------------------------
Morgan Stanley Dean Witter & Co.                      908,000     58,320,840
============================================================================
                                                                 346,832,858
============================================================================

DRUG RETAIL - 1.40%

Walgreen Co.                                        1,106,900     37,800,635
============================================================================

ELECTRIC UTILITIES  - 1.53%

Calpine Corp.(a)                                      115,000      4,347,000
----------------------------------------------------------------------------
Duke Energy Corp.                                     515,000     20,090,150
----------------------------------------------------------------------------
Mirant Corp.(a)                                       494,000     16,993,600
============================================================================
                                                                  41,430,750
============================================================================

ELECTRONIC EQUIPMENT & INSTRUMENTS - 1.87%

Celestica Inc. (Canada)(a)                            928,500     47,817,750
----------------------------------------------------------------------------
Solectron Corp.(a)                                    145,000      2,653,500
============================================================================
                                                                  50,471,250
============================================================================

                                                                  MARKET
                                                    SHARES        VALUE
FOOD RETAIL - 2.78%

Kroger Co. (The)(a)                                   924,400 $   23,110,000
----------------------------------------------------------------------------
Safeway Inc.(a)                                     1,082,900     51,979,200
============================================================================
                                                                  75,089,200
============================================================================

GENERAL MERCHANDISE STORES - 2.91%

Target Corp.                                        2,275,000     78,715,000
============================================================================

HEALTH CARE EQUIPMENT - 1.57%

Baxter International Inc.                             609,000     29,841,000
----------------------------------------------------------------------------
Guidant Corp.(a)                                      350,000     12,600,000
============================================================================
                                                                  42,441,000
============================================================================

HEALTH CARE FACILITIES - 1.95%

HCA Inc.                                            1,169,600     52,854,224
============================================================================

HOUSEHOLD PRODUCTS - 0.97%

Kimberly-Clark Corp.                                  468,200     26,172,380
============================================================================

INDUSTRIAL CONGLOMERATES - 5.71%

General Electric Co.                                1,395,500     68,030,625
----------------------------------------------------------------------------
Tyco International Ltd. (Bermuda)                   1,584,000     86,328,000
============================================================================
                                                                 154,358,625
============================================================================

INTEGRATED OIL & GAS - 4.20%

BP Amoco PLC - ADR (United Kingdom)                 1,031,000     51,395,350
----------------------------------------------------------------------------
Chevron Corp.                                         289,000     26,154,500
----------------------------------------------------------------------------
Exxon Mobil Corp.                                     411,800     35,970,730
============================================================================
                                                                 113,520,580
============================================================================

INTEGRATED TELECOMMUNICATION SERVICES - 0.48%

Qwest Communications International Inc.               403,000     12,843,610
============================================================================

INTERNET SOFTWARE & SERVICES - 0.39%

Check Point Software Technology Ltd. (Israel)(a)      211,000     10,670,270
============================================================================

MANAGED HEALTH CARE - 3.70%

CIGNA Corp.                                           371,900     35,635,458
----------------------------------------------------------------------------
UnitedHealth Group Inc.                             1,045,000     64,528,750
============================================================================
                                                                 100,164,208
============================================================================

MOVIES & ENTERTAINMENT - 3.00%

AOL Time Warner Inc.(a)                             1,530,100     81,095,300
============================================================================

MULTI-LINE INSURANCE - 4.61%

American International Group, Inc.                  1,237,100    106,390,600
----------------------------------------------------------------------------
Hartford Financial Services Group, Inc. (The)         267,400     18,290,160
============================================================================
                                                                 124,680,760
============================================================================

MULTI-UTILITIES - 2.33%

Enron Corp.                                           578,000     28,322,000
----------------------------------------------------------------------------
Williams Cos., Inc. (The)                           1,056,600     34,814,970
============================================================================
                                                                  63,136,970
============================================================================

                              AIM V.I. VALUE FUND                            161

                                                                    MARKET
                                                      SHARES        VALUE
NETWORKING EQUIPMENT - 0.86%

Brocade Communications Systems, Inc.(a)                 188,900 $    8,309,711
------------------------------------------------------------------------------
Cisco Systems, Inc.(a)                                  820,000     14,924,000
==============================================================================
                                                                    23,233,711
==============================================================================

OIL & GAS DRILLING - 1.01%

Transocean Sedco Forex Inc.                             664,500     27,410,625
==============================================================================

PHARMACEUTICALS - 7.70%

Abbott Laboratories                                     410,000     19,684,100
------------------------------------------------------------------------------
Allergan, Inc.                                           52,500      4,488,750
------------------------------------------------------------------------------
Johnson & Johnson                                     1,306,200     65,310,000
------------------------------------------------------------------------------
Pfizer Inc.                                           2,491,300     99,776,565
------------------------------------------------------------------------------
Schering-Plough Corp.                                   529,000     19,170,960
==============================================================================
                                                                   208,430,375
==============================================================================

PROPERTY & CASUALTY INSURANCE - 0.18%

St. Paul Co., Inc. (The)                                 96,100      4,871,309
==============================================================================

SEMICONDUCTOR EQUIPMENT - 0.55%

Applied Materials, Inc.(a)                              220,000     10,802,000
------------------------------------------------------------------------------
Teradyne, Inc.(a)                                       125,000      4,137,500
==============================================================================
                                                                    14,939,500
==============================================================================

SEMICONDUCTORS - 1.56%

Analog Devices, Inc.(a)                                 975,000     42,168,750
==============================================================================

SOFT DRINKS - 1.02%

PepsiCo, Inc.                                           625,000     27,625,000
==============================================================================

SYSTEMS SOFTWARE - 1.44%

Microsoft Corp.(a)                                      280,400     20,469,200
------------------------------------------------------------------------------
Oracle Corp.(a)                                         970,000     18,430,000
==============================================================================
                                                                    38,899,200
==============================================================================

TELECOMMUNICATIONS EQUIPMENT - 0.59%

Nokia Oyj - ADR (Finland)                               729,000     16,067,160
==============================================================================

WIRELESS TELECOMMUNICATION SERVICES - 2.23%

Nextel Communications, Inc. - Class A(a)              3,442,900     60,250,750
==============================================================================
Total Common Stocks & Other Equity Interests (Cost
 $2,277,234,181)                                                 2,432,435,685
==============================================================================


                                                    PRINCIPAL       MARKET
                                                     AMOUNT         VALUE
U.S. TREASURY SECURITIES - 0.33%

U.S. TREASURY BILLS - 0.33%

 3.44%, 09/20/01 (Cost $8,931,150)(b)             $9,000,000(c) $    8,931,780
==============================================================================

                                                     SHARES
MONEY MARKET FUNDS - 9.97%

STIC Liquid Assets Portfolio(d)                     134,884,525    134,884,525
------------------------------------------------------------------------------
STIC Prime Portfolio(d)                             134,884,525    134,884,525
==============================================================================
Total Money Market Funds (Cost $269,769,050)                       269,769,050
==============================================================================
TOTAL INVESTMENTS - 100.22%
 (COST $2,555,934,381)                                           2,711,136,515
==============================================================================
OTHER ASSETS LESS LIABILITIES - (0.22%)                             (5,880,514)
==============================================================================
NET ASSETS - 100.00%                                            $2,705,256,001
==============================================================================

Investment Abbreviations:

ADR - American Depositary Receipt

NOTES TO SCHEDULE OF INVESTMENTS:

(a) Non-income producing security.
(b) U.S. Treasury bills are traded on a discount basis. The interest rate shown represents the rate of discount paid or received at the time of purchase by the Fund.
(c) A portion of the principal balance was pledged as collateral to cover margin requirements for open futures contracts. See Note 6.
(d) The money market fund and the Fund are affiliated by having the same investment advisor.

See Notes to Financial Statements.

162                           AIM V.I. VALUE FUND

STATEMENT OF ASSETS AND LIABILITIES

JUNE 30, 2001
(UNAUDITED)

ASSETS:

Investments, at market value (cost $2,555,934,381)  $2,711,136,515
------------------------------------------------------------------
Receivables for:
 Investments sold                                       12,916,688
------------------------------------------------------------------
 Variation margin                                          364,250
------------------------------------------------------------------
 Fund shares sold                                        2,229,384
------------------------------------------------------------------
 Dividends                                               1,647,268
------------------------------------------------------------------
Investment for deferred compensation plan                   55,822
==================================================================
  Total assets                                       2,728,349,927
==================================================================

LIABILITIES:

Payables for:
 Investments purchased                                  16,710,744
------------------------------------------------------------------
 Fund shares reacquired                                  2,032,116
------------------------------------------------------------------
 Foreign currency contracts closed                         132,173
------------------------------------------------------------------
 Foreign currency contracts outstanding                    417,757
------------------------------------------------------------------
 Deferred compensation plan                                 55,822
------------------------------------------------------------------
Accrued administrative services fees                     3,436,576
------------------------------------------------------------------
Accrued operating expenses                                 308,738
==================================================================
  Total liabilities                                     23,093,926
==================================================================
Net assets applicable to shares outstanding         $2,705,256,001
==================================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER SHARE:

Outstanding                                            105,355,704
==================================================================
Net asset value                                     $        25.68
==================================================================

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED JUNE 30, 2001
(UNAUDITED)

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of $87,660)           $   7,772,269
------------------------------------------------------------------------------
Dividends from affiliated money market funds                        7,041,112
------------------------------------------------------------------------------
Interest                                                              200,888
==============================================================================
  Total investment income                                          15,014,269
==============================================================================

EXPENSES:

Advisory fees                                                       8,095,202
------------------------------------------------------------------------------
Administrative services fees                                        2,919,407
------------------------------------------------------------------------------
Custodian fees                                                        150,350
------------------------------------------------------------------------------
Trustees' fees                                                         10,694
------------------------------------------------------------------------------
Other                                                                 305,051
==============================================================================
  Total expenses                                                   11,480,704
==============================================================================
Net investment income                                               3,533,565
==============================================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT
 SECURITIES, FOREIGN CURRENCIES, FOREIGN CURRENCY CONTRACTS,
 FUTURES CONTRACTS AND OPTION CONTRACTS:

Net realized gain (loss) from:
 Investment securities                                           (121,565,394)
------------------------------------------------------------------------------
 Foreign currency contracts                                           465,559
------------------------------------------------------------------------------
 Futures contracts                                                 (8,641,660)
------------------------------------------------------------------------------
 Option contracts written                                           4,912,831
==============================================================================
                                                                 (124,828,664)
==============================================================================
Change in net unrealized appreciation (depreciation) of:
 Investment securities                                            (44,896,470)
------------------------------------------------------------------------------
 Foreign currencies                                                       423
------------------------------------------------------------------------------
 Foreign currency contracts                                         2,857,956
------------------------------------------------------------------------------
 Futures contracts                                                 (2,947,348)
------------------------------------------------------------------------------
 Option contracts written                                          (4,954,658)
==============================================================================
                                                                  (49,940,097)
==============================================================================
Net gain (loss) from investment securities, foreign
 currencies, foreign currency contracts, futures contracts and
 option contracts                                                (174,768,761)
==============================================================================
Net increase (decrease) in net assets resulting from
 operations                                                     $(171,235,196)
==============================================================================


See Notes to Financial Statements.

                              AIM V.I. VALUE FUND                            163

STATEMENT OF CHANGES IN NET ASSETS

FOR THE SIX MONTHS ENDED JUNE 30, 2001 AND THE YEAR ENDED DECEMBER 31, 2000

                                                JUNE 30,      DECEMBER 31,
                                                  2001            2000
                                             --------------  --------------
OPERATIONS:

 Net investment income                       $    3,533,565  $    3,325,675
----------------------------------------------------------------------------
 Net realized gain (loss) from investment
  securities, foreign currency contracts,
  futures contracts and option contracts       (124,828,664)     33,091,357
----------------------------------------------------------------------------
 Change in net unrealized appreciation
  (depreciation) of investment securities,
  foreign currencies, foreign currency
  contracts, futures contracts and option
  contracts                                     (49,940,097)   (491,353,794)
============================================================================
  Net increase (decrease) in net assets
   resulting from operations                   (171,235,196)   (454,936,762)
============================================================================
 Distributions to shareholders from net
  investment income                                      --      (3,445,134)
----------------------------------------------------------------------------
 Distributions to shareholders from net
  realized gains                                         --    (120,019,734)
----------------------------------------------------------------------------
 Share transactions - net                       130,330,616     941,195,640
============================================================================
  Net increase (decrease) in net assets         (40,904,580)    362,794,010
============================================================================

NET ASSETS:

 Beginning of period                          2,746,160,581   2,383,366,571
============================================================================
 End of period                               $2,705,256,001  $2,746,160,581
============================================================================

NET ASSETS CONSIST OF:

 Shares of beneficial interest               $2,652,054,597  $2,521,723,981
----------------------------------------------------------------------------
 Undistributed net investment income              6,791,842       3,258,277
----------------------------------------------------------------------------
 Undistributed net realized gain (loss) from
  investment securities, foreign currency
  contracts, futures contracts and option
  contracts                                    (104,259,440)     20,569,224
----------------------------------------------------------------------------
 Unrealized appreciation of investment
  securities, foreign currencies, foreign
  currency contracts, futures contracts and
  option contracts                              150,669,002     200,609,099
============================================================================
                                             $2,705,256,001  $2,746,160,581
============================================================================

NOTES TO FINANCIAL STATEMENTS

JUNE 30, 2001
(UNAUDITED)

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

AIM V.I. Value Fund (the "Fund") is a series portfolio of AIM Variable
Insurance Funds (the "Trust"). The Trust is a Delaware business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of sixteen separate portfolios. Matters affecting each portfolio will be voted on exclusively by the shareholders of such portfolio. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Currently, shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable annuity contracts and variable life insurance policies. Effective July 16, 2001, the Fund will offer two classes of shares, Series I and Series II. The Fund's investment objective is to achieve long-term growth of capital. Income is a secondary objective.
 The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
A. Security Valuations - Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

164                           AIM V.I. VALUE FUND

    Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Trustees.
B. Securities Transactions and Investment Income - Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.
C. Distributions - Distributions from income and net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date.
D. Federal Income Taxes - The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
E. Foreign Currency Translations - Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
F. Foreign Currency Contracts - A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.
    Outstanding foreign currency contracts at June 30, 2001 were as follows:

                          CONTRACT TO                     UNREALIZED
SETTLEMENT           ----------------------              APPRECIATION
   DATE     CURRENCY  DELIVER     RECEIVE      VALUE    (DEPRECIATION)
----------  --------  -------   ----------- ----------- --------------
08/30/01      CAD    53,950,000 $34,946,665 $35,493,857   $(547,192)
----------------------------------------------------------------------
08/31/01      EUR    14,750,000  12,617,545  12,488,110     129,435
======================================================================
                                $47,564,210 $47,981,967   $(417,757)
======================================================================

G. Covered Call Options - The Fund may write call options, on a covered basis; that is, the Fund will own the underlying security. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received.
H. Futures Contracts - The Fund may purchase or sell futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. Risks include the possibility of an illiquid market and that a change in value of the contracts may not correlate with changes in the value of the securities being hedged.

NOTE 2 - ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.65% of the first $250 million of the Fund's average daily net assets, plus 0.60% of the Fund's average daily net assets in excess of $250 million.
 Pursuant to a master administrative services agreement with AIM, the Fund has agreed to pay AIM a fee for costs incurred in providing accounting services and certain administrative services to the Fund and to reimburse AIM for administrative services fees paid to insurance companies that have agreed to provide administrative services to the Fund. For the six months ended June 30, 2001, the Fund paid AIM $2,919,407 of which AIM retained $82,317 for such services.
 The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Fund.
 Certain officers and trustees of the Trust are officers of AIM and AIM Distributors.
 During the six months ended June 30, 2001, the Fund paid legal fees of $2,688 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

NOTE 3 - TRUSTEES' FEES

Trustees' fees represent remuneration paid to trustees who are not an "interested person" of AIM. The Trust invests trustees' fees, if so elected by a trustee, in mutual fund shares in accordance with a deferred compensation plan.
                              AIM V.I. VALUE FUND                            165

NOTE 4 - BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of (i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the six months ended June 30, 2001, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 5 - INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the six months ended June 30, 2001 was $707,151,024 and $583,912,868, respectively.
 The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of June 30, 2001 is as follows:

Aggregate unrealized appreciation of investment securities    $ 328,894,960
----------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities   (183,037,351)
============================================================================
Net unrealized appreciation of investment securities          $ 145,857,609
============================================================================

Cost of investments for tax purposes is $2,565,278,906.

NOTE 6 - FUTURES CONTRACTS

On June 30, 2001, $5,946,000 principal amount of U.S. Treasury obligations were pledged as collateral to cover margin requirements for open futures contracts. Open futures contracts as of June 30, 2001 were as follows:

                                                                 UNREALIZED
                             NO. OF      MONTH/      MARKET    APPRECIATION/
  CONTRACT                  CONTRACTS  COMMITMENT     VALUE    (DEPRECIATION)
-------------               --------- ------------ ----------- --------------
S&P 500 Index                  310    Sep. 01/Long $95,456,750  $(4,115,376)
============================================================================

NOTE 7 - CALL OPTION CONTRACTS

Transactions in call options written during the six months ended June 30, 2001 are summarized as follows:

                                                       CALL OPTION CONTRACTS
                                                       ---------------------
                                                       NUMBER OF  PREMIUMS
                                                       CONTRACTS  RECEIVED
                                                       --------- -----------
Beginning of period                                     8,659   $ 7,644,639
----------------------------------------------------------------------------
Closed                                                 (1,700)   (1,056,956)
----------------------------------------------------------------------------
Exercised                                              (3,120)   (2,600,636)
----------------------------------------------------------------------------
Expired                                                (3,839)   (3,987,047)
============================================================================
End of period                                              --   $        --
============================================================================

166                           AIM V.I. VALUE FUND

NOTE 8 - SHARE INFORMATION

Changes in shares outstanding during the six months ended June 30, 2001 and the year ended December 31, 2000 were as follows:

                             JUNE 30, 2001             DECEMBER 31, 2000
                        -------------------------  --------------------------
                          SHARES       AMOUNT        SHARES        AMOUNT
                        ----------  -------------  ----------  --------------
Sold                    13,257,416  $ 350,042,403  34,419,619  $1,119,217,487
------------------------------------------------------------------------------
Issued as reinvestment
 of dividends                   --             --   4,458,825     123,464,868
------------------------------------------------------------------------------
Reacquired              (8,490,654)  (219,711,787) (9,435,305)   (301,486,715)
==============================================================================
                         4,766,762  $ 130,330,616  29,443,139  $  941,195,640
==============================================================================

NOTE 9 - FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                   SIX MONTHS
                                                     ENDED                     YEAR ENDED DECEMBER 31,
                                                    JUNE 30,      -------------------------------------------------------
                                                      2001         2000(a)      1999(a)       1998       1997      1996
                                                   ----------     ----------   ----------  ----------  --------  --------
Net asset value, beginning of period            $    27.30     $    33.50   $    26.25  $    20.83  $  17.48  $  16.11
======================================================================================================================
Income from investment operations:
 Net investment income                                0.03           0.04         0.06        0.09      0.08      0.30
----------------------------------------------------------------------------------------------------------------------
 Net gains (losses) on securities (both
  realized and unrealized)                           (1.65)         (4.94)        7.76        6.59      4.05      2.09
======================================================================================================================
  Total from investment operations                   (1.62)         (4.90)        7.82        6.68      4.13      2.39
======================================================================================================================
Less distributions:
 Dividends from net investment income                   --          (0.04)       (0.09)      (0.13)    (0.19)    (0.10)
----------------------------------------------------------------------------------------------------------------------
 Distributions from net realized gains                  --          (1.26)       (0.48)      (1.13)    (0.59)    (0.92)
======================================================================================================================
  Total distributions                                   --          (1.30)       (0.57)      (1.26)    (0.78)    (1.02)
======================================================================================================================
Net asset value, end of period                  $    25.68     $    27.30   $    33.50  $    26.25  $  20.83  $  17.48
======================================================================================================================
Total return(b)                                      (5.93)%       (14.68)%      29.90%      32.41%    23.69%    15.02%
======================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)        $2,705,256     $2,746,161   $2,383,367  $1,221,384  $690,841  $369,735
======================================================================================================================
Ratio of expenses to average net assets               0.86%(c)       0.84%        0.76%       0.66%     0.70%     0.73%
======================================================================================================================
Ratio of net investment income
 to average net assets                                0.26%(c)       0.12%        0.20%       0.68%     1.05%     2.00%
======================================================================================================================
Portfolio turnover rate                                 24%            62%          62%        100%      127%      129%
======================================================================================================================

(a) Calculated using average shares outstanding.
(b) Total returns are not annualized for periods less than one year. Total returns do not reflect charges at the separate account level and these charges would reduce total returns for all periods shown.
(c) Ratios are annualized and based on average daily net assets of $2,698,902,714.

                              AIM V.I. VALUE FUND                           167


BOARD OF TRUSTEES                                   OFFICERS                          OFFICE OF THE FUND

Robert H. Graham                                    Robert H. Graham                  11 Greenway Plaza
Chairman, President and Chief                       Chairman and President            Suite 100
Executive Officer                                                                     Houston, TX 77046
A I M Management Group Inc.                         Carol F. Relihan
                                                    Senior Vice President and         INVESTMENT ADVISOR
Bruce L. Crockett                                   Secretary
Director                                                                              A I M Advisors, Inc.
ACE Limited;                                        Gary T. Crum                      11 Greenway Plaza
Formerly Director, President, and                   Senior Vice President             Suite 100
Chief Executive Officer                                                               Houston, TX 77046
COMSAT Corporation                                  Dana R. Sutton
                                                    Vice President and                TRANSFER AGENT AND CUSTODIAN
Owen Daly II                                        Treasurer
Formerly Director                                                                     State Street Bank and Trust Company
Cortland Trust, Inc.                                Robert G. Alley                   225 Franklin Street
                                                    Vice President                    Boston, MA 02110
Albert R. Dowden
Chairman,                                           Stuart W. Coco                    COUNSEL TO THE FUNDS
Cortland Trust, Inc. and                            Vice President
DHJ Media, Inc.; and Director,                                                        Foley & Lardner
Magellan Insurance Company                          Melville B. Cox                   3000 K N.W., Suite 500
                                                    Vice President                    Washington, D.C. 20007
Edward K. Dunn, Jr.
Formerly, Chairman, Mercantile                      Karen Dunn Kelley                 COUNSEL TO THE TRUSTEES
Mortgage Corp.;                                     Vice President
Vice Chairman, President                                                              Kramer, Levin, Naftalis & Frankel LLP
and Chief Operating Officer                         Edgar M. Larsen                   919 Third Avenue
Mercantile-Safe Deposit & Trust Co.;                Vice President                    New York, NY 10022
and President, Mercantile Bankshares
                                                    Mary J. Benson                    DISTRIBUTOR
Jack M. Fields                                      Assistant Vice President and
Chief Executive Officer,                            Assistant Treasurer               A I M Distributors, Inc.
Twenty First Century Group, Inc.;                                                     11 Greenway Plaza
Formerly Member of the U.S.                         Sheri Steward Morris              Suite 100
House of Representatives                            Assistant Vice President and      Houston, TX 77046
                                                    Assistant Treasurer
Carl Frischling
Partner
Kramer, Levin, Naftalis & Frankel LLP

Prema Mathai-Davis
Member, Visiting Committee, Harvard
University Graduate School of Education,
New School University.
Formerly Chief Executive Officer,
YWCA of the U.S.A.

Lewis F. Pennock
Partner, Pennock & Cooper (law firm)

Louis S. Sklar
Executive Vice President,
Development and Operations,
Hines Interests
Limited Partnership

IF YOU'D LIKE TO WRITE
US, PLEASE SEND YOUR
NOTE OR LETTER TO
ONE OF THE FOLLOWING
ADDRESSES:


BY REGULAR MAIL:
Hartford Life Insurance Company
Attention: IPS
P.O. Box 5085
Hartford, CT 06102-5085

ON THE WORLD WIDE WEB:
www.hartfordinvestor.com

ISSUER:
Hartford Life Insurance Company
P.O. Box 2999
Hartford, CT 06104-2999

PRINCIPAL UNDERWRITER:
Hartford Securities Distribution
Company, Inc.
P.O. Box 2999
Hartford, CT 06104-2999

[GRAPHIC]

Hartford Life

INVESTMENT MANAGERS:

    > HL Investment Advisors, Inc.
      P.O. Box 2999
      Hartford, CT 06104-2999

      INVESTMENT SUB-ADVISERS:
      Hartford Investment Management Company (HIMCO)
      P.O. Box 1744
      Hartford, CT 06114-1744

      Wellington Management Company, LLP
      75 State Street
      Boston, MA 02109

    > Banc of America Advisors LLC
      101 S. Tryon Street, 33rd Floor
      Charlotte, NC 28255

      INVESTMENT SUB-ADVISERS:
      Banc of America
      Capital Management LLC
      101 S. Tryon Street, 9th Floor
      Charlotte, NC 28255

      Brandes Investment Partners, L.P.
      12750 High Bluff Drive
      San Diego, CA 92130-2083

      Chicago Equity Partners LLC
      180 North LaSalle, Suite 3800
      Chicago, IL 60601

      MacKay Shields LLC
      9 West 57th Street, 34th Floor
      New York, NY 10019

      Marsico Capital Management, LLC
      1200 17th Street, Suite 1300
      Denver, CO 80202

    > A I M Advisors, Inc.
      11 Greenway Plaza, Suite 100
      Houston, Texas 77046-1173



NATANN-8-01         Printed in U.S.A.(C) 2001 Hartford Life, Hartford, CT 06115


Hartford Life Insurance Company                          PRSRT STD
P.O. Box 5085                                          U.S. POSTAGE
Hartford, CT 06102-5085                                    PAID
                                                       RANDOLPH, MA
                                                      PERMIT NO. 100